Exhibit 10.3

FIRST AMENDMENT

(GLOC I)

THIS FIRST AMENDMENT dated as of September 20, 2021 (this “Amendment”) amends the Global Senior Credit Agreement (the “Global Credit Agreement”) dated as of January 16, 2019 among Prologis, L.P. (“Prologis”), certain Affiliate Borrowers from time to time party thereto, the Lenders from time to time party thereto, and Bank of America, N.A., as Global Administrative Agent, and such other Agents named therein.  Unless otherwise defined herein, capitalized terms used herein have the respective meanings set forth in the Global Credit Agreement.

WHEREAS, the parties have agreed to amend certain terms and provisions of the Global Credit Agreement as more particularly described herein;

NOW, THEREFORE, the parties hereto agree as follows:

SECTION 1.AMENDMENTS.  Upon the effectiveness hereof, the Global Credit Agreement shall be amended (including schedules and exhibits thereto) in its entirety in the form of Exhibit A attached hereto.

SECTION 2.EFFECTIVENESS.  The amendments set forth in Section 1 above shall become effective on the date (the “Effective Date”) on which the following conditions have been met:

2.1Documents.  Global Administrative Agent’s receipt of counterparts of this Amendment executed by Prologis, Administrative Agent and the Lenders required pursuant to the terms of the Credit Agreement.

2.2Fees and Expenses.

(a)Any fees required to be paid on or before the Effective Date shall have been paid.

(b)Unless waived by Global Administrative Agent, Prologis shall have paid all reasonable and documented fees, charges and disbursements of counsel to Global Administrative Agent to the extent invoiced at least two Business Days prior to the Effective Date.

SECTION 3.REPRESENTATIONS AND WARRANTIES.

3.1Representations and Warranties.  The representations and warranties of each Loan Party contained in Article IX of the Global Credit Agreement are true and correct in all material respects (without duplication of any materiality qualifications set forth therein) on and as of the Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (without duplication of any materiality qualifications set forth therein) as of such earlier date, and except that for purposes of this Section 3.1, the representations and warranties contained in clauses (a) and (b) of Section 9.5 of the Global Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 10.1 of the Global Credit Agreement.

3.2Default.  No Default exists.

SECTION 4.RATIFICATIONS.  Each Loan Party that is a party hereto ratifies and confirms all provisions of the Loan Documents to which it is a party as amended by this Amendment.

SECTION 5.MISCELLANEOUS.

5.1Continuing Effectiveness, etc.  As herein amended, the Global Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects.  After the effectiveness hereof, all references in the Global Credit Agreement and any related document to the “Global Credit Agreement” or similar terms shall refer to the Global Credit Agreement as amended hereby. This Amendment is a Loan Document.

5.2Incorporation of Global Credit Agreement Provisions.  The provisions of Sections 14.4 (Expenses; Indemnity; Damage Waiver), 14.10 (Counterparts; Integration; Effectiveness) 14.14 (GOVERNING LAW;

JURISDICTION; ETC.) and 14.15 (Waiver of Jury Trial) are incorporated herein by reference as if set forth in full herein, mutatis mutandis.

[Signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

PROLOGIS, L.P.,

a Delaware limited partnership

By: Prologis, Inc., its sole general partner

By: /s/ Tracy Patel
Name: Tracy Patel
Title:Senior Vice President

Executed as of the date fist written above.

AGENT:

BANK OF AMERICA, N.A.,

as Global Administrative Agent, U.S. Funding Agent, a U.S. Swing Line Lender and a U.S. L/C Issuer

By:	/s/ Kyle Pearson
Name: Kyle Pearson
Title: Vice President

Executed as of the date first written above:

AGENT:

ING BANK N.V.,

as Euro Funding Agent

By:	/s/ H.R. van Ras
Name:H.R. van Ras
Title:Authorised signatory

By:	/s/ O.S.C. de Vries
Name: O.S.C. de Vries
Title:

Executed as of the date first written above:

AGENT:

SUMITOMO MITSUI BANKING CORPORATION,

as Yen Funding Agent and a Yen L/C Issuer

By:	/s/ Gail Motonaga
Name:Gail Motonaga
Title:Executive Director

Executed as of the date first written above:

FRONTING LENDER:

BANK OF AMERICA, N.A.,

as a Fronting Lender

By:	/s/ Kyle Pearson
Name:Kyle Pearson
Title:Vice President

Executed as of the date first written above:

FRONTING LENDER:

JPMORGAN CHASE BANK, N.A.,

as a Fronting Lender

By:	/s/ Cody A. Canafax
Name:Cody A. Canafax
Title:Vice President

Executed as of the date first written above:

FRONTING LENDER:

SUMITOMO MITSUI BANKING CORPORATION,

as a Fronting Lender

By:	/s/ Gail Motonaga
Name:Gail Motonaga
Title:Executive Director

Executed as of the date first written above:

ING BANK N.V.,

as a Fronting Lender and Euro Swing Line Lender

By:	/s/ Fons Beekwilder
Name:Fons Beekwilder
Title:Director

By:	/s/ Arie Hubers
Name:Arie Hubers
Title:Managing Director

Executed as of the date first written above:

JPMORGAN CHASE BANK, N.A.,

as a U.S. L/C Issuer and a U.S. Swing Line Lender

By:	/s/ Cody A. Canafax
Name:Cody A. Canafax
Title:Vice President

Executed as of the date first written above:

LENDERS:

BANK OF AMERICA, N.A.,

as a U.S. Lender and a Euro Lender

BANK OF AMERICA, N.A., TOKYO BRANCH,

as a Yen Lender

By:	/s/ Kyle Pearson
Name:Kyle Pearson
Title:Vice President

Executed as of the date first written above:

ASSOCIATED BANK, NATIONAL ASSOCIATION,

as a U.S. Lender

By:	/s/ Mitchell Vega
Name:Mitchell Vega
Title:Senior Vice President

Executed as of the date first written above:

BANK HAPOALIM B.M.,

as a U.S. Lender

By:	/s/ James Svrless
Name:James Svrless
Title:FVP

By:	/s/ Thomas J. Vigna
Name:Thomas J. Vigna
Title:SVP

Executed as of the date first written above:

BBVA USA,

as a U.S. Lender

By:	/s/ Brian Tuerff
Name:Brian Tuerff
Title:Senior Vice President

Executed as of the date first written above:

BBVA USA,

as a Euro Lender

By:	/s/ Brian Tuerff
Name:Brian Tuerff
Title:Senior Vice President

Executed as of the date first written above:

THE BANK OF NEW YORK MELLON,

as a U.S. Lender

By:	/s/ Abdullah Dahman
Name:Abdullah Dahman
Title:Director

THE BANK OF NEW YORK MELLON,

as a Euro Lender

By:	/s/ Abdullah Dahman
Name:Abdullah Dahman
Title:Director

Executed as of the date first written above:

THE BANK OF NOVA SCOTIA,

as a U.S. Lender

By:	/s/ Ajit Goswami
Name:Ajit Goswami
Title:Managing Director & Industry Head U.S. Real Estate, Gaming & Leisure

Executed as of the date first written above:

THE BANK OF NOVA SCOTIA,

as a Euro Lender

By:	/s/ Ajit Goswami
Name:Ajit Goswami
Title:Managing Director & Industry Head U.S. Real Estate, Gaming & Leisure

Executed as of the date first written above:

BNP PARIBAS,

as a U.S. Lender

By:	/s/ James Goodall
Name:James Goodall
Title:Managing Director.

By:	/s/ Kyle Fitzpatrick
Name:Kyle Fitzpatrick
Title:Vice President

Executed as of the date first written above:

BNP PARIBAS,

as a Euro Lender

By:	/s/ James Goodall
Name:James Goodall
Title:Managing Director.

By:	/s/ Kyle Fitzpatrick
Name:Kyle Fitzpatrick
Title:Vice President

Executed as of the date first written above:

CRÉDIT AGRICOLE CORPRATE AND
INVESTMENT BANK,

as a U.S. Lender

By:	/s/ Adam Jenner
Name:Adam Jenner
Title:Director.

By:	/s/ Steven Jonassen
Name:Steven Jonassen
Title:Managing Director

Executed as of the date first written above:

CRÉDIT AGRICOLE CORPRATE AND
INVESTMENT BANK,

as a Euro Lender

By:	/s/ Adam Jenner
Name:Adam Jenner
Title:Director.

By:	/s/ Steven Jonassen
Name:Steven Jonassen
Title:Managing Director

Executed as of the date first written above:

CRÉDIT AGRICOLE CORPRATE AND
INVESTMENT BANK, TOKYO BRANCH

as a Yen Lender

By:	/s/ Satoshi Oda
Name:Satoshi Oda
Title:Managing Director.

By:	/s/ Noriko Nakajima
Name:Noriko Nakajima
Title:Managing Director

Executed as of the date first written above:

CITIBANK, N.A.,

as a U.S. Lender

By:	/s/ Christopher Albano
Name:Christopher Albano
Title:Authorized Signatory.

Executed as of the date first written above:

CITIBANK, N.A.,

as a Euro Lender

By:	/s/ Christopher Albano
Name:Christopher Albano
Title:Authorized Signatory.

Executed as of the date first written above:

CITIBANK, N.A., TOKYO BRANCH

as a Yen Lender

By:	/s/ Balazs Laszlo
Name:Balazs Laszlo
Title:Global Subsidiaries Group Head

Executed as of the date first written above:

GOLDMAN SACHS BANK USA,

as a U.S. Lender

By:	/s/ Mahesh Mohan
Name:Mahesh Mohan
Title:Authorized Signatory

Executed as of the date first written above:

GOLDMAN SACHS BANK USA,

as a Euro Lender

By:	/s/ Mahesh Mohan
Name:Mahesh Mohan
Title:Authorized Signatory

Executed as of the date first written above:

HSBC BANK USA, N.A.,

as a U.S. Lender

By:	/s/ Rumesha Ahmed
Name:Rumesha Ahmed
Title:Vice President

Executed as of the date first written above:

HSBC BANK USA, N.A.,

as a Euro Lender

By:	/s/ Rumesha Ahmed
Name:Rumesha Ahmed
Title:Vice President

Executed as of the date first written above:

HSBC BANK USA, N.A.,

as a Yen Lender

By:	/s/ Rumesha Ahmed
Name:Rumesha Ahmed
Title:Vice President

Executed as of the date first written above:

ING BANK, N.V.,

as a Euro L/C Issuer and a Euro Lender

By:	/s/ Fons Beekwilder
Name:Fons Beekwilder
Title:Director

By:	/s/ Arie Hubers
Name:Arie Hubers
Title:Managing Director

Executed as of the date first written above:

ING BANK, N.V., TOKYO BRANCH

as a Yen Lender

By:	/s/ Noriko Abe
Name:Noriko Abe
Title:Vice President

By:	/s/ Noriko Koike
Name:Noriko Koike
Title:Director

Executed as of the date first written above:

JPMORGAN CHASE BANK, N.A.,

as a U.S. Lender

By:	/s/ Cody A. Canafax
Name:Cody A. Canafax
Title:Vice President

Executed as of the date first written above:

JPMORGAN CHASE BANK, N.A.,

as a Euro Lender

By:	/s/ Cody A. Canafax
Name:Cody A. Canafax
Title:Vice President

Executed as of the date first written above:

JPMORGAN CHASE BANK, N.A.,

as a Yen Lender

By:	/s/ Cody A. Canafax
Name:Cody A. Canafax
Title:Vice President

Executed as of the date first written above:

MIZUHO BANK, LTD.,

as a U.S. Lender

By:	/s/ Donna DeMagistris
Name:Donna DeMagistris
Title:Authorized Signatory

Executed as of the date first written above:

MIZUHO BANK, LTD.,

as a Euro Lender

By:	/s/ Donna DeMagistris
Name:Donna DeMagistris
Title:Authorized Signatory

Executed as of the date first written above:

MIZUHO BANK, LTD.,

as a Yen Lender

By:	/s/ Donna DeMagistris
Name:Donna DeMagistris
Title:Authorized Signatory

Executed as of the date first written above:

MORGAN STANLEY BANK, N.A.,

as a U.S. Lender

By:	/s/ Jack Kuhns
Name:Jack Kuhns
Title:Authorized Signatory

Executed as of the date first written above:

MORGAN STANLEY BANK, N.A.,

as a Euro Lender

By:	/s/ Jack Kuhns
Name:Jack Kuhns
Title:Authorized Signatory

Executed as of the date first written above:

MORGAN STANLEY SENIOR FUNDING, INC.,

as a Euro Lender

By:	/s/ Jack Kuhns
Name:Jack Kuhns
Title:Authorized Signatory

Executed as of the date first written above:

MUFG BANK, LTD.,
f/k/a Bank of Tokyo Mitsubishi-UFJ, Ltd.,

as a U.S. Lender

By:	/s/ Katherine Davidson
Name:Katherine Davidson
Title:Director

Executed as of the date first written above:

MUFG BANK, LTD.,

as a Euro Lender

By:	/s/ Katherine Davidson
Name:Katherine Davidson
Title:Director

Executed as of the date first written above:

OVERSEA-CHINESE BANKING CORPORATION LIMITED, LOS ANGELES AGENCY

as a U.S. Lender

By:	/s/ Charles Ong
Name:Charles Ong

Title:General Manager

Executed as of the date first written above:

PNC BANK, NATIONAL ASSOCIATION,

as a U.S. Lender

By:	/s/ David C. Drouillard
Name:David C. Drouillard

Title:Senior Vice President

Executed as of the date first written above:

PNC BANK, NATIONAL ASSOCIATION,

as a Euro Lender

By:	/s/ David C. Drouillard
Name:David C. Drouillard

Title:Senior Vice President

Executed as of the date first written above:

REGIONS BANK,

as a U.S. Lender

By:	/s/ Nicholas R. Frerman
Name:Nicholas R. Frerman

Title:Vice President

Executed as of the date first written above:

REGIONS BANK,

as a Euro Lender

By:	/s/ Nicholas R. Frerman
Name:Nicholas R. Frerman

Title:Vice President

Executed as of the date first written above:

SUMITOMO MITSUI BANKING CORPORATION,

as a U.S. Lender

By:	/s/ Gail Motonaga
Name:Gail Motonaga

Title:Executive Director

Executed as of the date first written above:

SUMITOMO MITSUI BANKING CORPORATION,

as a Euro Lender

By:	/s/ Gail Motonaga
Name:Gail Motonaga

Title:Executive Director

Executed as of the date first written above:

SUMITOMO MITSUI BANKING CORPORATION,

as a Yen Lender

By:	/s/ Gail Motonaga
Name:Gail Motonaga

Title:Executive Director

Executed as of the date first written above:

SUMITOMO MITSUI TRUST BANK, LIMITED, NEW YORK BRANCH,

as a Yen Lender

By:	/s/ Mario Barraza
Name:Mario Barraza

Title:Vice President

Executed as of the date first written above:

TD BANK, N.A.,

as a U.S. Lender

By:	/s/ George Skoufis
Name:George Skoufis

Title:Vice President

Executed as of the date first written above:

Truist Bank F/K/A BRANCH BANKING AND TRSUT COMPANY, successor by merger to SunTrust Bank,

as a U.S. Lender

By:	/s/ Ryan Almond
Name:Ryan Almond

Title:Director

Executed as of the date first written above:

Truist Bank F/K/A BRANCH BANKING AND TRSUT COMPANY, successor by merger to SunTrust Bank,

as a Euro Lender

By:	/s/ Ryan Almond
Name:Ryan Almond

Title:Director

Executed as of the date first written above:

U.S. BANK NATIONAL ASSOCIATION, a national banking association as a U.S. Lender

By:	/s/ Michael Diemer
Name:Michael Diemer

Title:Senior Vice President

Executed as of the date first written above:

WELLS FARGO BANK NATIONAL ASSOCIATION,

as a U.S. Lender

By:	/s/ Kristen Ray
Name:Kristen Ray

Title:Director

Executed as of the date first written above:

WELLS FARGO BANK NATIONAL ASSOCIATION,

as a Euro Lender

By:	/s/ Kristen Ray
Name:Kristen Ray

Title:Director

\

EXHIBIT A

CONFORMED GLOBAL CREDIT AGREEMENT

CUSIP Number: 74340YAX7

SECOND AMENDED AND RESTATED GLOBAL SENIOR CREDIT AGREEMENT

Dated as of January 16, 2019

among

PROLOGIS, L.P.,
as a Borrower and a Guarantor,

CERTAIN AFFILIATE BORROWERS, as Borrowers,

BANK OF AMERICA, N.A.,
as Global Administrative Agent, U.S. Funding Agent,
a U.S. Swing Line Lender and a U.S. L/C Issuer,

ING BANK N.V.,
as Euro Funding Agent and Euro Swing Line Lender,

SUMITOMO MITSUI BANKING CORPORATION,
as Yen Funding Agent and a Yen L/C Issuer,
and

The Other Lenders Party Hereto

JPMORGAN CHASE BANK, N.A.

and

SUMITOMO MITSUI BANKING CORPORATION,
as Global Co-Syndication Agents,

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
and

JPMORGAN CHASE BANK, N.A.,

as Global Lead Arrangers and Global Bookrunners

for the U.S. Tranche and the Euro Tranche

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED,

JPMORGAN CHASE BANK, N.A.,

and

SUMITOMO MITSUI BANKING CORPORATION,
as Global Lead Arrangers and Global Bookrunners for the Yen Tranche,

WELLS FARGO SECURITIES, LLC

and

CITIGROUP GLOBAL MARKETS, INC.,
as Joint Lead Arrangers

CITIBANK, N.A.,

WELLS FARGO BANK, NATIONAL ASSOCIATION,

THE BANK OF NOVA SCOTIA,

GOLDMAN SACHS BANK USA,

MIZUHO BANK, LTD. and

MORGAN STANLEY SENIOR FUNDING, INC.,

as Documentation Agents

SECTION 1.AMENDMENTS.  Upon the effectiveness hereof, the Global Credit Agreement shall be amended (including schedules and exhibits thereto) in its entirety in the form of Exhibit A attached hereto.1

SECTION 2.EFFECTIVENESS.  The amendments set forth in Section 1 above shall become effective on the date (the “Effective Date”) on which the following conditions have been met:1

2.1Documents.  Global Administrative Agent’s receipt of counterparts of this Amendment executed by Prologis, Administrative Agent and the Lenders required pursuant to the terms of the Credit Agreement.1

2.2Fees and Expenses.1

SECTION 3.REPRESENTATIONS AND WARRANTIES.1

3.1Representations and Warranties.  The representations and warranties of each Loan Party contained in Article IX of the Global Credit Agreement are true and correct in all material respects (without duplication of any materiality qualifications set forth therein) on and as of the Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (without duplication of any materiality qualifications set forth therein) as of such earlier date, and except that for purposes of this Section 3.1, the representations and warranties contained in clauses (a) and (b) of Section 9.5 of the Global Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 10.1 of the Global Credit Agreement.1

3.2Default.  No Default exists.2

SECTION 4.RATIFICATIONS.  Each Loan Party that is a party hereto ratifies and confirms all provisions of the Loan Documents to which it is a party as amended by this Amendment.2

SECTION 5.MISCELLANEOUS.2

5.1Continuing Effectiveness, etc.  As herein amended, the Global Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects.  After the effectiveness hereof, all references in the Global Credit Agreement and any related document to the “Global Credit Agreement” or similar terms shall refer to the Global Credit Agreement as amended hereby. This Amendment is a Loan Document.2

5.2Incorporation of Global Credit Agreement Provisions.  The provisions of Sections 14.4 (Expenses; Indemnity; Damage Waiver), 14.10 (Counterparts; Integration; Effectiveness) 14.14 (GOVERNING

LAW; JURISDICTION; ETC.) and 14.15 (Waiver of Jury Trial) are incorporated herein by reference as if set forth in full herein, mutatis mutandis.2

ARTICLE I DEFINITIONS AND INTERPRETATION1

Section 1.1Defined Terms.1

Section 1.2Other Interpretive Provisions55

Section 1.3Accounting Terms.56

Section 1.4Exchange Rates; Currency Equivalents.57

Section 1.5Additional Alternative Currencies.57

Section 1.6Change of Currency.58

Section 1.7Times of Day58

Section 1.8Determination of Letter of Credit Amounts and Whether a Letter of Credit is Outstanding.58

Section 1.9Interest Rates59

ARTICLE II U.S. COMMITMENTS and U.S. Credit Extensions59

Section 2.1U.S. Committed Loans59

Section 2.2U.S. Fronting Loans.59

Section 2.3U.S. Committed Borrowings, Conversions and Continuations of U.S. Committed Loans.63

Section 2.4U.S. Letters of Credit65

Section 2.5U.S. Swing Line Loans.66

Section 2.6U.S. Prepayments.69

Section 2.7U.S. Bid Loans.70

ARTICLE III EURO COMMITMENTS AND EURO CREDIT EXTENSIONS73

Section 3.1Euro Committed Loans73

Section 3.2Euro Fronting Loans.73

Section 3.3Euro Committed Borrowings, Conversions and Continuations of Euro Committed Loans.77

Section 3.4Euro Letters of Credit78

Section 3.5Euro Swing Line Loans.79

Section 3.6Euro Prepayments.82

Section 3.7Euro Bid Loans.83

ARTICLE IV YEN COMMITMENTS AND YEN CREDIT EXTENSIONS86

Section 4.1Yen Committed Loans86

Section 4.2Yen Fronting Loans.87

Section 4.3Yen Committed Borrowings, Conversions and Continuations of Yen Committed Loans.90

Section 4.4Yen Letters of Credit92

Section 4.5Yen Prepayments.93

ARTICLE V GENERAL PROVISIONs APPLICABLE TO LETTERS OF CREDIT94

Section 5.1Limitations on Obligations to Issue Letters of Credit.94

Section 5.2Procedures for Issuance and Amendment of Letters of Credit; Auto-Extension Letters of Credit.95

Section 5.3Drawings and Reimbursements; Funding of Participations.97

Section 5.4Repayment of Participations.99

Section 5.5Borrower Obligations Absolute100

Section 5.6Role of L/C Issuer100

Section 5.7Cash Collateral.101

Section 5.8Applicability of ISP102

Section 5.9Letter of Credit Fees102

Section 5.10Fronting Fee and Documentary and Processing Charges Payable to each L/C Issuer102

Section 5.11Conflict with Issuer Documents103

Section 5.12Letters of Credit Issued for Eligible Affiliate103

Section 5.13U.S. Bond L/Cs103

Section 5.14Reduction and Reinstatement of U.S. Bond L/Cs103

ARTICLE VI GENERAL PROVISIONs APPLICABLE TO LOANS105

Section 6.1Minimum Amounts for Committed Borrowings, Conversions or Continuations and Prepayments.105

Section 6.2Termination or Reduction of Commitments and Removal of a Borrower.106

Section 6.3Repayment of Loans.107

Section 6.4Interest.107

Section 6.5Fees.109

Section 6.6Computation of Interest and Fees109

Section 6.7Evidence of Debt and Promissory Note.110

Section 6.8Payments Generally; Global Administrative Agent’s Clawback.111

Section 6.9Sharing of Payments.115

Section 6.10Extension of Maturity Date.116

Section 6.11Additional Affiliate Borrowers.117

Section 6.12Reallocation of Commitments.119

Section 6.13Increase in Commitments.121

Section 6.14Establishment of Supplemental Tranche.122

Section 6.15Defaulting Lenders.123

ARTICLE VII TAXES, YIELD PROTECTION AND ILLEGALITY125

Section 7.1Taxes.125

Section 7.2Illegality129

Section 7.3Inability to Determine Rates.129

Section 7.4Increased Costs Generally.132

Section 7.5Compensation for Losses134

Section 7.6Mitigation Obligations; Replacement of Lenders.135

Section 7.7Qualified Lender Status136

Section 7.8Survival136

ARTICLE VIII CONDITIONS PRECEDENT TO Credit Extensions136

Section 8.1Conditions of Initial Credit Extension136

Section 8.2Conditions to all Credit Extensions138

ARTICLE IX REPRESENTATIONS AND WARRANTIES138

Section 9.1Existence, Qualification and Power; Compliance with Laws138

Section 9.2Authorization; No Contravention139

Section 9.3Governmental Authorization; Other Consents139

Section 9.4Binding Effect139

Section 9.5Financial Statements.139

Section 9.6Litigation140

Section 9.7No Default140

Section 9.8Ownership of Property140

Section 9.9Environmental Compliance140

Section 9.10Taxes140

Section 9.11Pension Law Compliance.141

Section 9.12Margin Regulations; Investment Company Act; Affected Financial Institution.141

Section 9.13Disclosure142

Section 9.14Compliance with Laws142

Section 9.15Dutch Banking Act142

Section 9.16Solvency142

Section 9.17Plan Assets142

Section 9.18REIT Status142

Section 9.19Anti-Social Forces142

Section 9.20Sanctions and Anti-Corruption Laws.143

Section 9.21Act on Specified Commitment Line Contract.143

ARTICLE X AFFIRMATIVE COVENANTS143

Section 10.1Financial Statements143

Section 10.2Certificates; Other Information144

Section 10.3Notices146

Section 10.4Payment of Obligations146

Section 10.5Preservation of Existence, Etc.146

Section 10.6Maintenance of Properties147

Section 10.7Maintenance of Insurance147

Section 10.8Compliance with Laws147

Section 10.9Books and Records147

Section 10.10Inspection Rights147

Section 10.11Use of Proceeds147

Section 10.12REIT Status148

Section 10.13Guaranties.148

Section 10.14Claims Pari Passu148

ARTICLE XI NEGATIVE COVENANTS148

Section 11.1Reserved148

Section 11.2Fundamental Changes148

Section 11.3Restricted Payments149

Section 11.4Change in Nature of Business149

Section 11.5Transactions with Affiliates149

Section 11.6Negative Pledge Agreements; Burdensome Agreements.150

Section 11.7Use of Proceeds150

Section 11.8Financial Covenants.150

Section 11.9Anti-Social Forces151

ARTICLE XII EVENTS OF DEFAULT AND REMEDIES151

Section 12.1Events of Default151

Section 12.2Remedies Upon Event of Default154

ARTICLE XIII AGENTS154

Section 13.1Appointment and Authority.154

Section 13.2Rights as a Lender155

Section 13.3Exculpatory Provisions155

Section 13.4Reliance by Agents156

Section 13.5Delegation of Duties157

Section 13.6Resignation of Global Administrative Agent157

Section 13.7Resignation of Funding Agents158

Section 13.8Non-Reliance on Agents and Other Lenders159

Section 13.9No Other Duties, Etc.159

Section 13.10Global Administrative Agent May File Proofs of Claim159

Section 13.11Recovery of Erroneous Payments.160

ARTICLE XIV MISCELLANEOUS160

Section 14.1Amendments, Etc.160

Section 14.2Notices; Effectiveness; Electronic Communication.163

Section 14.3No Waiver; Cumulative Remedies165

Section 14.4Expenses; Indemnity; Damage Waiver.165

Section 14.5Payments Set Aside168

Section 14.6Successors and Assigns.168

Section 14.7Treatment of Certain Information; Confidentiality172

Section 14.8Right of Setoff173

Section 14.9Interest Rate Limitation173

Section 14.10Counterparts; Integration; Effectiveness173

Section 14.11Severability174

Section 14.12Replacement of Lenders; Sanctioned Lenders174

Section 14.13Additional Fronting Lenders; Change in Fronting Commitments175

Section 14.14GOVERNING LAW; JURISDICTION; ETC.175

Section 14.15Waiver of Jury Trial176

Section 14.16USA Patriot Act Notice177

Section 14.17Know Your Customers.177

Section 14.18Acknowledgement and Consent to Bail-In of Affected Financial Institutions.178

Section 14.19Time of the Essence178

Section 14.20Judgment Currency178

Section 14.21ENTIRE AGREEMENT179

Section 14.22Amendment and Restatement of Existing Credit Agreement179

Section 14.23No Fiduciary Duty179

Section 14.24Yen Facility Modification180

Section 14.25Sanctions Representation by Credit Parties180

Section 14.26Electronic Execution of Assignments and Certain Other Documents180

Section 14.27Certain ERISA Matters181

Section 14.28Acknowledgement Regarding Any Supported QFCs182

ARTICLE XV GUARANTIES183

Section 15.1The Guaranties183

Section 15.2Insolvency183

Section 15.3Absolute and Unconditional Guaranty183

Section 15.4Independent Obligation184

Section 15.5Authorization184

Section 15.6Reliance185

Section 15.7Subordination185

Section 15.8Waivers.186

Section 15.9Nature of Liability186

2.4(a)1

2.4(b)1

2.4(c)1

SCHEDULES

2.1	Commitments, Applicable Global Percentages and Applicable Tranche Percentages
(a)U.S. Lenders

(b)Euro Lenders

(c)Yen Lenders

2.2	Fronting Lender Commitments
2.3	Initial Borrowers
(a)Initial U.S. Borrowers
(b)Initial Euro Borrowers
(c)Initial Yen Borrowers
2.4	Existing Letters of Credit
(a)U.S. Existing Letters of Credit
(b)Euro Existing Letters of Credit
(c)Yen Existing Letters of Credit
6.12	Pre-Approved Reallocations
8.1	Opinions
9.6	Litigation
9.9	Environmental Matters
14.2	Global Administrative Agent’s Office; Certain Addresses for Notices

EXHIBITS

Form of

A-1U. S. Committed Loan Notice

A-2Euro Committed Loan Notice

A-3Yen Committed Loan Notice

B-1U.S. Swing Line Loan Notice

B-2Euro Swing Line Notice

CCompliance Certificate

DAssignment and Assumption

ESupplemental Addendum

FBorrower’s Accession Agreement

GJoinder Agreement

HIncrease Certificate

J-1Form of Euro Bid Request

J-2 Form of U.S. Bid Request

K-1Form of Euro Competitive Bid

K-2Form of U.S. Competitive Bid

SECOND AMENDED AND RESTATED GLOBAL SENIOR CREDIT AGREEMENT

This SECOND AMENDED AND RESTATED GLOBAL SENIOR CREDIT AGREEMENT is entered into as of January 16, 2019, among PROLOGIS, L.P., a Delaware limited partnership (“Prologis”), Initial Affiliate Borrowers, each Eligible Affiliate that becomes a borrower hereunder pursuant to Section 6.11 (individually, an “Additional Affiliate Borrower” and collectively, “Additional Affiliate Borrowers”), Lenders (defined below), BANK OF AMERICA, N.A., as Global Administrative Agent, U.S. Funding Agent, a U.S. Swing Line Lender and a U.S. L/C Issuer, ING BANK N.V., as Euro Funding Agent and Euro Swing Line Lender and SUMITOMO MITSUI BANKING CORPORATION, as Yen Funding Agent and a Yen L/C Issuer.

In consideration of the mutual covenants and agreements herein contained, the parties hereto covenant and agree as follows:

ARTICLE I
DEFINITIONS AND INTERPRETATION

Section 1.1Defined Terms.

As used in this Agreement, the following terms shall have the meanings set forth below:

“ABR Rate” means the greater of (a) the Japanese Prime Rate and (b) the Daily Floating Yen Eurocurrency Rate. If at any time any rate described above is not available, then the applicable ABR Rate shall be determined by reference to the rate or rates, as applicable, that are available.

“ABR Rate Loan” means a Yen Committed Loan denominated in Yen bearing interest at the ABR Rate.

“Absolute Rate” means a fixed rate of interest expressed in multiples of 1/100th of one basis point.

“Absolute Rate Loans” means, collectively, U.S. Absolute Rate Loans and Euro Absolute Rate Loans; and “Absolute Rate Loan” means any one of the foregoing.

“Additional Affiliate Borrower” has the meaning specified in the introductory paragraph hereto.

“Additional Tranche” has the meaning specified in Section 6.11.2.

“Adjusted EBITDA” means, for the Companies on a consolidated basis, net earnings before Preferred Dividends, plus amounts that have been deducted, and minus amounts that have been added, for the following (without duplication):

(a)	Non-recurring losses (gains) from Dispositions of assets (excluding Dispositions to any Property Fund and Dispositions to third parties in connection with the Companies’ development business);
(b)

Losses (gains) resulting from foreign currency exchange effects of settlement of Indebtedness and mark-to-market adjustments associated with (i) intercompany Indebtedness between Prologis and any of its Consolidated Subsidiaries and Unconsolidated Affiliates, (ii) third party Indebtedness of Prologis and its Consolidated Subsidiaries and (iii) Swap Contracts (other than those entered into for purely speculative purposes);

(c)	Arrangement fees, amendment fees and costs incurred in connection with the negotiation, documentation and/or closing of this Agreement and any amendment, supplement or other modification hereto;
(d)	Losses and charges from extraordinary, non-recurring and other unusual items (including fees and costs incurred in connection with the negotiation, documentation and/or closing of each capital market offering, debt financing or amendments thereto, redemption or exchange of Indebtedness, business combination, acquisition, merger, disposition, recapitalization and consent solicitation);
(e)	Losses (gains) from early extinguishment of Indebtedness; and
(f)	Losses (earnings) attributable to Unconsolidated Affiliates;

plus Allowed Unconsolidated Affiliate Earnings, plus all amounts deducted in calculating net earnings for Interest Expense (including cash and non-cash amounts), minority interests, provisions for taxes based on income (including deferred income taxes), provisions for unrealized gains and losses, depreciation and amortization and the effect of any other non-cash item. Notwithstanding the above, non-cash losses (gains) and any non-cash impairment of Investments, intangible assets, including goodwill, or other assets shall be added back to (in the case of write-downs, impairment charges and losses) or deducted from (in the case of gains) Adjusted EBITDA to the extent deducted (added) in the calculation of net earnings or Adjusted EBITDA (but without duplication).

“Administrative Questionnaire” means an Administrative Questionnaire in a form supplied by Global Administrative Agent or the applicable Funding Agent.

“Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution.

“Affiliate” means, with respect to any Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

“Affiliate Borrowers” means, collectively, each Initial Affiliate Borrower and each Additional Affiliate Borrower; and “Affiliate Borrower” means any of the Affiliate Borrowers.

“Agent Indemnitee” has the meaning specified in Section 14.4.4.

“Agents” means, collectively, Global Administrative Agent and the Funding Agents; and “Agent” means any of the Agents.

“Aggregate Tranche Commitments” means, collectively, the U.S. Aggregate Commitments, the Euro Aggregate Commitments, the Yen Aggregate Commitments and each Supplemental Aggregate Commitment; and “Aggregate Tranche Commitment” means any of the Aggregate Tranche Commitments.

“Agreement” means this Second Amended and Restated Global Senior Credit Agreement.

“Allocating Lender” has the meaning specified in Section 6.12.1.

“Allowed Unconsolidated Affiliate Earnings” means distributions (including “promote” or “carried interest” distributions but excluding extraordinary or non-recurring distributions) received in cash from Unconsolidated Affiliates.

“Alternative Currencies” means (a) for the U.S. Tranche, each of Euro, Sterling, Yen, Peso, and Canadian Dollars, (b) for the Euro Tranche, each of Dollars, Sterling and Yen, (c) for the Yen Tranche, each of Dollars, Euro and Sterling, and (d) for each Supplemental Tranche, each alternative currency set forth in the Supplemental Addendum.  Prologis may from time to time request that Credit Extensions be made in a currency other than those specifically listed in this definition of “Alternative Currency;” provided that such requested currency is a lawful currency (and in no event the currency of a Sanctioned Country) that is readily available and freely transferable and convertible into Dollars (in the case of the U.S. Tranche), Euros (in the case of the Euro Tranche) and Yen (in the case of the Yen Tranche).  In the case of any such request with respect to the making of any Credit Extensions, such request shall be subject to the approval of Global Administrative Agent, the applicable Funding Agent, the applicable L/C Issuer (but only to the extent Letters of Credit may be issued in such Alternative Currency), the applicable Swing Line Lender (but only to the extent Swing Line Loans may be made in such Alternative Currency),  and the applicable Tranche Required Lenders.

“Anti-Corruption Law” means, with respect to any Company, any law, rule or regulation of any jurisdiction applicable to such Company concerning or relating to bribery or corruption including the United States Foreign Corrupt Practices Act of 1977, the UK Bribery Act 2010, and other similar anti-corruption legislation in other jurisdictions.

“Applicable Global Percentage” means with respect to any Lender at any time, the percentage (carried out to the ninth decimal place) of the Dollar Equivalent of the total Aggregate Tranche Commitments represented by the Dollar

Equivalent of such Lender’s Commitments at such time.  If the commitment of each Lender to make Loans and the obligation of each L/C Issuer to make L/C Credit Extensions have been terminated pursuant to Section 12.2 or if the Aggregate Tranche Commitments have expired, then the Applicable Global Percentage of such Lender shall be the percentage (carried out to the ninth decimal place) of the Dollar Equivalent of the Total Global Outstandings held by such Lender (with the aggregate amount of such Lender’s risk participation and funded participation in L/C Obligations, Fronting Loans and Swing Line Loans being deemed “held” by such Lender for purposes of this definition).

“Applicable Margin” means, at any time, with respect to the applicable Borrowings, the applicable percentage per annum set forth in the table below opposite the applicable ratings of Prologis, determined in accordance with the following: If Prologis has ratings from both Moody’s and S&P, then the Applicable Margin will be based upon the higher such rating unless the difference between the ratings is two or more rating levels, in which case the Applicable Margin will be based upon the rating level that is one level below the higher rating.  If Prologis has only one such rating, then the Applicable Margin will be based on such rating.  If Prologis does not have either rating, then the highest Applicable Margin will apply.

Moody’s Rating	S&P Rating	Base Rate Loans/ ABR Rate Loans	Eurocurrency Rate Committed Loans/Daily Floating Rate Loans/TIIE Rate Loans/ Substitute Rate Loans/ Letter of Credit Fees/ Money Market Rate Loans	Facility Fee
Less than Baa3 or not rated	Less than BBB- or not rated	0.450%	1.450%	0.30%
Baa3	BBB-	0.100%	1.100%	0.25%
Baa2	BBB	0.000%	0.900%	0.20%
Baa1	BBB+	0.000%	0.825%	0.15%
A3	A-	0.000%	0.775%	0.125%
A2 or better	A or better	0.000%	0.750%	0.10%

Each change in the Applicable Margin resulting from a publicly announced change in the Moody’s Rating or S&P Rating, as applicable, shall be effective during the period commencing on the fifth Business Day following the date of the public announcement thereof and ending on the date immediately preceding the effective date of the next such change.

Notwithstanding the foregoing, if at any time on or after December 31, 2019, the Companies meet the Sustainability Metric Percentage for the applicable fiscal year, then from and after the date that Prologis provides to Global Administrative Agent in a Compliance Certificate (with relevant calculations included in such Compliance Certificate) delivered pursuant to Section 10.2(b) notice that the Sustainability Metric Percentage for such fiscal year was satisfied and requesting that the Applicable Margin be based on the following grid, the Applicable Margin shall be based on the following grid for the period commencing from the fifth Business Day following the date such Compliance Certificate is delivered to Global Administrative Agent until either (i) the fifth Business Day following the date on which a Compliance Certificate is delivered pursuant to Section 10.2(b) with respect to the financial statements referred to in Section 10.1(a) (the “Annual Compliance Certificate”) indicating that Prologis does not elect to apply the reduction in Applicable Margin with respect to the Sustainability Metric Percentage or that Prologis did not meet the Sustainability Metric Percentage for the applicable fiscal year (it being agreed that Prologis may deliver a Compliance Certificate electing to apply the reduction in Applicable Margin at any time so long as it has met the Sustainability Metric Percentage for the applicable fiscal year) or (ii) the fifth Business Day following the date when such Annual Compliance Certificate was required to be delivered (after giving effect to any applicable grace period set forth in Section 12.1.3).

Moody’s Rating	S&P Rating	Base Rate Loans/ ABR Rate Loans	Eurocurrency Rate Committed Loans/ Daily Floating Rate Loans /TIIE Rate Loans/ Substitute Rate Loans/ Letter of Credit Fees/ Money Market Rate Loans	Facility Fee
Less than Baa3 or not rated	Less than BBB- or not rated	0.440%	1.440%	0.30%
Baa3	BBB-	0.090%	1.090%	0.25%
Baa2	BBB	0.000%	0.890%	0.20%
Baa1	BBB+	0.000%	0.815%	0.15%
A3	A-	0.000%	0.765%	0.125%
A2 or better	A or better	0.000%	0.740%	0.10%

“Applicable Time” means, with respect to any borrowings and payments in any currency, the local time in the place of settlement for such currency as may be determined by Global Administrative Agent, the applicable Funding Agent or the applicable L/C Issuer, as the case may be, to be necessary for timely settlement on the relevant date in accordance with normal banking procedures in the place of payment.

“Applicable Tranche Lender” means, with respect to any Tranche, a Lender under such Tranche.

“Applicable Tranche Percentage” means:

(a)

with respect to any U.S. Lender at any time, the percentage (carried out to the ninth decimal place) of the U.S. Aggregate Commitments represented by such U.S. Lender’s U.S. Commitment at such time.  If the commitment of each U.S. Lender to make U.S. Loans and the obligation of each U.S. L/C Issuer to make U.S. L/C Credit Extensions have been terminated pursuant to Section 6.2.1 or 12.2 or if the U.S. Aggregate Commitments have expired, then the Applicable Tranche Percentage of such U.S. Lender shall be the percentage (carried out to the ninth decimal place) of the U.S. Total Outstandings represented by such U.S. Lender’s U.S. Credit Exposure.  The Applicable Tranche Percentage of each U.S. Lender as of the Closing Date is set forth opposite the name of such U.S. Lender on Schedule 2.1.

(b)

with respect to any Euro Lender at any time, the percentage (carried out to the ninth decimal place) of the Euro Aggregate Commitments represented by such Euro Lender’s Euro Commitment at such time.  If the commitment of each Euro Lender to make Euro Loans and the obligation of each Euro L/C Issuer to make Euro L/C Credit Extensions have been terminated pursuant to Section 6.2.1 or 12.2 or if the Euro Aggregate Commitments have expired, then the Applicable Tranche Percentage of such Euro Lender shall be the percentage (carried out to the ninth decimal place) of the Euro Total Outstandings represented by such Euro Lender’s Euro Credit Exposure.  The Applicable Tranche Percentage of each Euro Lender as of the Closing Date is set forth opposite the name of such Euro Lender on Schedule 2.1.

(c)

with respect to any Yen Lender at any time, the percentage (carried out to the ninth decimal place) of the Yen Aggregate Commitments represented by such Yen Lender’s Yen Commitment at such time.  If the commitment of each Yen Lender to make Yen Committed Loans and the obligation of each Yen L/C Issuer to make Yen L/C Credit Extensions have been terminated pursuant to Section 6.2.1 or 12.2 or if the Yen Aggregate Commitments have expired, then the Applicable Tranche Percentage of such Yen Lender shall be the percentage (carried out to the ninth decimal place) of the Yen Total Outstandings represented by such

Yen Lender’s Yen Credit Exposure. The Applicable Tranche Percentage of each Yen Lender as of the Closing Date is set forth opposite the name of such Yen Lender on Schedule 2.1.
(d)	with respect to each Supplemental Tranche, the percentage set forth in the applicable Supplemental Addendum, as adjusted from time to time in accordance with this Agreement.

“Arrangers” means, collectively, Merrill Lynch, Pierce, Fenner & Smith Incorporated (or any other registered broker-dealer wholly-owned by Bank of America Corporation to which all or substantially all of Bank of America Corporation’s or any of its subsidiaries’ investment banking, commercial lending services or related businesses may be transferred following the date of this Agreement), JPMorgan Chase Bank, N.A. and Sumitomo Mitsui Banking Corporation, each in its capacity as a global lead arranger and a global bookrunner under the Loan Documents.

“Assignee Group” means two or more Qualified Institutions that are Affiliates of one another.

“Assignment and Assumption” means an assignment and assumption entered into by a Lender and a Qualified Institution (with the consent of any party whose consent is required by Section 14.6.2), and accepted by Global Administrative Agent and the applicable Funding Agent, in substantially the form of Exhibit D or any other form (including electronic documentation generated by use of an electronic platform) approved by Global Administrative Agent and the applicable Funding Agent.

“Audited Financial Statements” means the audited consolidated balance sheet of Prologis for the fiscal year ended December 31, 2017 and the related consolidated statements of income or operations, shareholders’ equity and cash flows for such fiscal year, including the notes thereto.

“Auto-Extension Letter of Credit” has the meaning set forth in Section 5.2.3.

“Availability Period” means the period from the Closing Date to the earliest of (a) for purposes of all Tranches, the Maturity Date, (b) for purposes of all Tranches, the date of termination of all the Aggregate Tranche Commitments pursuant to Section 6.2.1, (c) for purposes of any Tranche, the date of termination of the Aggregate Tranche Commitments for such Tranche pursuant to Section 6.2.1, and (d) for purposes of all Tranches, the date of termination of the commitment of each Lender to make Loans and of the obligation of each L/C Issuer to make L/C Credit Extensions pursuant to Section 12.2.

“Available Tranches” means, collectively, the U.S. Tranche, the Euro Tranche, the Yen Tranche and each Supplemental Tranche; and “Available Tranche” means any of the Available Tranches.

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution.

“Bail-In Legislation” means (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation, rule or requirement for such EEA Member Country from time to time that is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).

“Bank of America” means Bank of America, N.A. and its successors.

“Bank of America L/C Outstandings” means, as of any date of determination, the aggregate amount available to be drawn under all outstanding U.S. Letters of Credit (including any reinstatement of or increase in the face amount thereof that may be reflected pursuant to the terms of any U.S. Bond L/C) issued by Bank of America plus the aggregate of all U.S. Unreimbursed Amounts owed to Bank of America as a U.S. L/C Issuer.

“Bank of America U.S. L/C Sublimit” means $30,000,000 or such other amount as may be agreed in writing between Bank of America and Prologis from time to time and acknowledged by Global Administrative Agent and U.S. Funding Agent.

“Bank of America U.S. Swing Line Commitment” means $35,000,000 or such other amount as may be agreed in writing between Bank of America and Prologis from time to time and acknowledged by Global Administrative Agent and U.S. Funding Agent.

“Base Rate” means, with respect to Committed Loans denominated in Dollars for any day, a fluctuating rate per annum equal to the highest of (a) the Federal Funds Rate plus 1/2 of 1%, (b) the rate of interest in effect for such day as publicly announced from time to time by U.S. Funding Agent as its “prime rate” and (c) the Daily Floating Eurocurrency Rate.  If at any time any rate described above is not available, then the Base Rate shall be determined by reference to the rate or rates, as applicable, that are available.  The “prime rate” is a rate set by U.S. Funding Agent based upon various factors including U.S. Funding Agent’s costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above or below such announced rate.  Any change in such rate announced by U.S. Funding Agent shall take effect at the opening of business on the day specified in the public announcement of such change.  If the Base Rate for any day shall be less than zero (0), such rate shall be deemed to be zero (0) for such day for all purposes of this Agreement.

“Base Rate Committed Loan” means any Committed Loan that is a Base Rate Loan.

“Base Rate Loan” means a Loan that bears interest based on the Base Rate.  All Base Rate Loans shall be denominated in Dollars.

“Beneficial Ownership Certification” means a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation.

“Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230.

“Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in and subject to Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”.

“Bid Borrowings” means, collectively, U.S. Bid Borrowings and Euro Bid Borrowings; and “Bid Borrowing” means any one of the foregoing.

“Bid Loan Lenders” means, collectively, U.S. Bid Loan Lenders and Euro Bid Loan Lenders; and “Bid Loan Lender” means any one of the foregoing.

“Bid Loan Reallocation Notice” has the meaning specified in Section 6.12.3.

“Bid Loans” means, collectively, U.S. Bid Loans and Euro Bid Loans; and “Bid Loan” means any one of the foregoing.

“Bid Requests” means, collectively, U.S. Bid Requests and Euro Bid Requests; and “Bid Request” means any one of the foregoing.

“Bond Documents” means (a) when used in connection with any U.S. Bond L/C, the Bonds or other evidences of indebtedness with respect to which such U.S. Bond L/C has been issued as credit support, together with any remarketing agreement, trust indenture, purchase agreement, purchased bond custody agreement, funding agreement, pledge agreement, loan agreement and other documents executed pursuant to or in connection with such bonds or other evidences of indebtedness, and (b) in all other cases, collectively, all Bond Documents as defined in the preceding clause (a) relating to U.S. Bond L/Cs then outstanding.

“Bond Purchase Drawing” has the meaning specified in Section 5.14.

“Bond Rights” has the meaning specified in Section 5.14.2.

“Bonds” means revenue bonds issued by any Person for the purpose of financing, directly or indirectly, the development, operation, construction or maintenance of infrastructure and housing projects involving any Company, or which projects are related to any Company’s business activities in the region in which the projects are being developed, and for which any Company has obtained credit support in the form of a U.S. Bond L/C for such revenue bonds.

“Borrowers” means, collectively, Prologis and Affiliate Borrowers; and “Borrower” means any one of the Borrowers.

“Borrower Accession Agreement” means a Borrower Accession Agreement substantially in the form of Exhibit F.

“Borrower Materials” has the meaning specified in Section 10.2.

“Borrowing” means a Committed Borrowing, a Bid Borrowing or a Swing Line Borrowing, as the context may require.

“Business Day” means:

(a)

any day other than (i) a Saturday or Sunday, (ii) with respect to any Tranche, a day on which commercial banks are authorized to close under the Laws of, or are in fact closed in, the jurisdiction where the Funding Agent’s Office for such Tranche is located or (iii) with respect to the Yen Tranche, a day on which commercial banks are authorized to close under the Laws of, or are in fact closed in, New York City, New York; and

(b)

(i) if such day relates to any interest rate settings as to a Eurocurrency Rate Loan denominated in Dollars, any fundings, disbursements, settlements and payments in Dollars in respect of any such Eurocurrency Rate Loan, or any other dealings in Dollars to be carried out pursuant to this Agreement in respect of any such Eurocurrency Rate Loan, any such day on which dealings in deposits in Dollars are conducted by and between banks in the London interbank eurodollar market;

(ii)

if such day relates to any interest rate settings as to a Eurocurrency Rate Loan denominated in Euro, any fundings, disbursements, settlements and payments in Euro in respect of any such Eurocurrency Rate Loan, or any other dealings in Euro to be carried out pursuant to this Agreement in respect of any such Eurocurrency Rate Loan, a TARGET Day;

(iii)

if such day relates to any interest rate settings as to a Eurocurrency Rate Loan denominated in a currency other than Dollars or Euro, any such day on which dealings in deposits in the relevant currency are conducted by and between banks in London, Tokyo or other applicable offshore interbank market for such currency;

(iv)

if such day relates to any fundings, disbursements, settlements and payments in a currency other than Dollars or Euro in respect of a Eurocurrency Rate Loan denominated in a currency other than Dollars or Euro, or any other dealings in any currency other than Dollars or Euro to be carried out pursuant to this Agreement in respect of any such Eurocurrency Rate Loan (other than any interest rate settings), any such day on which banks are open for foreign exchange business in the principal financial center of the country of such currency;
(v)	if such day relates to a CDOR Rate Loan, any such day on which dealings in Canadian Dollar banker’s acceptances are conducted by and between major banks in Toronto; and
(vi)	if such day relates to a TIIE Rate Loan, any day other than a day on which commercial banks are authorized to close under the Laws of, or are in fact closed in Mexico City, Mexico.

“Canadian Dollars” and the symbol “Cdn$” mean the lawful currency of Canada.

“Capital Expenditures” means, for any period, an amount equal to $0.10 per square foot on the aggregate of the portfolio square footage of Prologis and its Consolidated Subsidiaries most recently reported on the financial statements of Prologis delivered to Global Administrative Agent.

“Capital Lease” means any capital lease or sublease that has been (or under GAAP should be) capitalized on the balance sheet of the lessee.

“Capitalization Rate” means the percentage rates set forth below:

(a)	5.50% with respect to all Properties located in Japan; and
(b)	5.75% with respect to all Properties not located in Japan.

“Cash Collateralize” means, with respect to each Tranche that has a Letter of Credit subfacility, to pledge and deposit with or deliver to the applicable Funding Agent, for the benefit of the L/C Issuers of such Tranche and Lenders of such Tranche, as collateral for the L/C Obligations of such Tranche, cash or deposit account balances in the applicable currency of the applicable Letter of Credit pursuant to documentation in form and substance satisfactory to the applicable Funding Agent (which documents are hereby consented to by such Lenders).  Derivatives of such term have corresponding meanings.

“Cash Equivalents” means (a) direct obligations of the United States of America or any agency thereof, or obligations fully guaranteed by the United States of America or any agency thereof; provided that such obligations mature within one year of the date of acquisition thereof, (b) commercial paper rated “A-1” (or higher) according to S&P or “P-1” (or higher) according to Moody’s and, in each case, maturing not more than 180 days from the date of acquisition thereof, (c) time deposits with, and certificates of deposit and bankers’ acceptances issued by, any Lender or any other United States bank having capital surplus and undivided profits aggregating at least $1,000,000,000, and (d) mutual funds whose investments are substantially limited to the foregoing.

“CDOR Rate” has the meaning set forth in the definition of “Eurocurrency Rate”.

“CDOR Rate Loan” means a Committed Loan denominated in Canadian Dollars that bears interest based on the CDOR Rate.

“Change in Law” means the occurrence, after the date of this Agreement, of any of the following: (a) the adoption or taking effect of any Law, (b) any change in any Law or in the administration, interpretation or application thereof by any Governmental Authority or (c) the making or issuance of any request, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided that, notwithstanding anything herein to the contrary, (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (ii) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, in each case shall be deemed to be a “Change in Law,” regardless of the date enacted, adopted, promulgated or issued.

“Change of Control” means an event or series of events by which:

(a)

any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, but excluding any employee benefit plan of such person or its subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan) becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Securities Exchange

Act of 1934), directly or indirectly, of 40% or more of the equity securities of General Partner entitled to vote for members of the board of directors or equivalent governing body of General Partner on a fully-diluted basis;

(b)

during any period of 12 consecutive months, a majority of the members of the board of directors or other equivalent governing body of General Partner cease to be composed of individuals (i) who were members of that board or equivalent governing body on the first day of such period, (ii) whose election or nomination to that board or equivalent governing body was approved by individuals referred to in clause (i) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body or (iii) whose election or nomination to that board or other equivalent governing body was approved by individuals referred to in clauses (i) and (ii) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body; or

(c)	General Partner shall cease to (i) be the sole general partner of Prologis, or (ii) own, directly or indirectly, more than 50% of the Equity Interests of Prologis.

“Closing Date” means the first date all the conditions precedent in Section 8.1 are satisfied or waived in accordance with Section 14.1.

“Code” means the Internal Revenue Code of 1986.

“Commitment” means a Lender’s commitment under any Tranche.

“Committed Borrowings” means, collectively, U.S. Committed Borrowings, Euro Committed Borrowings, Yen Committed Borrowings and each Supplemental Committed Borrowing; and “Committed Borrowing” means any one of the foregoing.

“Committed Loan Notices” means, collectively, the U.S. Committed Loan Notice, the Euro Committed Loan Notice, the Yen Committed Loan Notice and each Supplemental Committed Loan Notice; and “Committed Loan Notice” means any one of the Committed Loan Notices.

“Committed Loans” means, collectively, the U.S. Committed Loans, the Euro Committed Loans, the Yen Committed Loans and each Supplemental Committed Loan; and “Committed Loan” means any one of the Committed Loans.

“Companies” means Prologis and its Consolidated Subsidiaries; provided that for purposes of Sections 9.2, 9.6, 9.7, 9.14, 9.17, 9.20 and 12.1, “Companies” shall also include each Borrower that is not a Consolidated Subsidiary; and “Company” means any one of the Companies.

“Compliance Certificate” means a certificate substantially in the form of Exhibit C.

“Consolidated Leverage Ratio” means, as of any date, the ratio of (a) all Indebtedness of the Companies, on a consolidated basis, to (b) Total Asset Value; provided that for purposes of calculating the Consolidated Leverage Ratio, (i) total Indebtedness of the Companies shall be adjusted by deducting therefrom an amount equal to the lesser of (A) total Indebtedness that by its terms is scheduled to mature on or before the date that is 24 months from the date of calculation and (B) Unrestricted Cash of the Companies and (ii) Total Asset Value shall be adjusted by deducting therefrom the amount by which total Indebtedness is adjusted under clause (i).

“Consolidated Subsidiary” means, with respect to any Person (a “Parent”), any other Person in which such Parent directly or indirectly holds an Equity Interest and that would be consolidated in the preparation of consolidated financial statements of such Parent in accordance with GAAP.  Any reference herein or in any other Loan Document to a “Consolidated Subsidiary” shall, unless otherwise specified, be a reference to a Consolidated Subsidiary of Prologis.

“Contractual Obligation” means, as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise.  “Controlling” and “Controlled” have meanings correlative thereto.

“Credit Extension” means the making of a Borrowing (but not a continuation or conversion thereof) or an L/C Credit Extension.

“Credit Parties” means, collectively, each Agent, each Lender, each L/C Issuer, each Swing Line Lender and each Fronting Lender.

“Customary Recourse Exceptions” means, with respect to any Non-Recourse Debt, exclusions from the exculpation provisions with respect to such Non-Recourse Debt for fraud, misapplication of cash, environmental claims, breach of representations or warranties, failure to pay taxes and insurance, and other circumstances customarily excluded by institutional lenders from exculpation provisions and/or included in separate indemnification agreements in non-recourse financings of real estate.

“Daily Floating Eurocurrency Rate” means, as of any date of determination, the per annum rate of interest equal to LIBOR (as defined in clause (a) of the definition of “Eurocurrency Rate”), or a comparable or successor rate that is approved by U.S. Funding Agent, as published on the applicable Reuters screen page (or another commercially available source providing quotations of LIBOR as reasonably designated by U.S. Funding Agent and acceptable to Prologis from time to time) at approximately 11:00 a.m. London time on the date of determination (or, if such day is not a Business Day, on the immediately preceding Business Day) for Dollar deposits being delivered in the London interbank market for a term of one month commencing on that day.  If the Daily Floating Eurocurrency Rate as of any date of determination shall be less than zero (0), such rate shall be deemed to be zero (0) as of such date of determination for all purposes of this Agreement.

“Daily Floating Eurocurrency Rate Loan” means a Loan under the U.S. Tranche that bears interest based on the Daily Floating Eurocurrency Rate.  All Daily Floating Eurocurrency Rate Loans shall be denominated in Dollars.

“Daily Floating Rate” means a Daily Floating Eurocurrency Rate or a Daily Floating SONIA Rate, as applicable.

“Daily Floating Rate Loan” means a Daily Floating Eurocurrency Rate Loan or a Daily Floating SONIA Rate Loan, as applicable.

“Daily Floating SONIA Rate” means the rate per annum equal to SONIA determined pursuant to the definition thereof; provided, that, if any Daily Floating SONIA Rate shall be less than zero, such rate shall be deemed zero for purposes of this Agreement.  Any change in Daily Floating SONIA Rate shall be effective from and including the date of such change without further notice.

“Daily Floating SONIA Rate Loan” means a Committed Loan denominated in Sterling under the U.S. Tranche, the Euro Tranche or the Yen Tranche that bears interest at a rate based on the definition of “Daily Floating SONIA Rate.”

“Daily Floating Yen Eurocurrency Rate” means, as of any date of determination, the Eurocurrency Rate applicable to Eurocurrency Rate Loans denominated in Yen under the Yen Tranche with a term of one month commencing on the date of determination (or, if such day is not a Business Day, on the immediately preceding Business

Day). If the Daily Floating Yen Eurocurrency Rate as of any date of determination shall be less than zero (0), such rate shall be deemed to be zero (0) as of such date of determination for all purposes of this Agreement.

“Debt Service” means, for any Person for any period, the sum of the cash portion of Interest Expense (excluding, to the extent included therein, amortized fees previously paid in cash) plus any regularly scheduled principal payments on Indebtedness; provided that Debt Service shall not include Excluded Debt Service.

“Debtor Relief Laws” means Title 11 of the United States Code and all other applicable state or federal liquidation, conservatorship, bankruptcy, moratorium, rearrangement, receivership, insolvency, reorganization, suspension of payments or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect and affecting rights of creditors generally.

“Default” means any event or condition that constitutes an Event of Default or that, with the giving of any notice, the passage of time or both, would be an Event of Default.

“Default Rate” means (a) when used with respect to Obligations other than Letter of Credit Fees, an interest rate equal to (i) the Base Rate or the ABR Rate, as applicable, plus (ii) the Applicable Margin, if any, applicable to Base Rate Loans or ABR Rate Loans, plus (iii) 2% per annum; provided that with respect to a Eurocurrency Rate Loan, a TIIE Rate Loan, a Substitute Rate Loan, a Money Market Rate Loan and a Supplemental Rate Loan, if any, the Default Rate shall be an interest rate equal to the interest rate (including any Applicable Margin) otherwise applicable to such Loan plus 2% per annum, and (b) when used with respect to Letter of Credit Fees, a rate equal to the Applicable Margin plus 2% per annum.

“Defaulting Lender” means any Lender that: (a) has failed to fund (i) any Loan (including any portion of any applicable Fronting Loan), unless such Lender notifies Global Administrative Agent, the applicable Funding Agent and the applicable Borrower in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied, (ii) any participation in L/C Obligations or (iii) any participation in a Swing Line Loan, in each case, within two Business Days of the date required to be funded by it hereunder, unless such failure has been cured; (b) has notified any Borrower, Global Administrative Agent, any Funding Agent, any L/C Issuer or any other Lender in writing that it does not intend to comply with any of its funding obligations hereunder (unless such notice has been withdrawn and the effect of such notice has been cured) or has made a public statement to that effect (unless such statement has been retracted); (c) has failed, within three Business Days after written request by Global Administrative Agent or Prologis, to confirm in writing to Global Administrative Agent and Prologis that it will comply with the terms of this Agreement relating to its obligations to fund prospective Loans (including any portion of an applicable Fronting Loan), participations in L/C Obligations or participations in Swing Line Loans, unless such failure has been cured; (d) has otherwise failed to pay to Global Administrative Agent, any Funding Agent, any L/C Issuer or any other Lender any other amount (other than a de minimis amount) required to be paid by it hereunder within three Business Days of the date when due, unless the subject of a good faith dispute or such failure has been cured; or (e) has, or has a direct or indirect parent company that has, (i) become the subject of a bankruptcy or insolvency proceeding, (ii) had a receiver, conservator, trustee or custodian appointed for it, (iii) taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such proceeding or appointment, or (iv) become the subject of a Bail-In Action; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any Equity Interest in such Lender or any direct or indirect parent company thereof by a Governmental Authority, so long as the ownership or acquisition of such Equity Interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contract or agreement made with such Lender.

“Disposition” or “Dispose” means the sale, transfer, license, lease, contribution or other disposition (including any sale and leaseback transaction, but excluding charitable contributions) of any property by any Person, including any sale, assignment, transfer or other disposal, with or without recourse, of any notes or accounts receivable or any rights and claims associated therewith, and including any disposition of property to a limited liability company organized in Delaware that has been formed upon the consummation of the division of a limited liability company pursuant to the Delaware Limited Liability Company Act.

“Disqualified Stock” means any Equity Interests of a Person that by its terms (or by the terms of any Equity Interests into which it is convertible or for which it is exchangeable or exercisable) (a) matures or is subject to mandatory redemption, pursuant to a sinking fund obligation or otherwise on or prior to the Maturity Date, (b) is convertible into or exchangeable or exercisable for a Liability or Disqualified Stock on or prior to the Maturity Date, (c) is redeemable on or prior to the Maturity Date at the option of the holder of such Equity Interests or (d) otherwise requires any payments by such Person on or prior to the Maturity Date.

“Dollar” and “$” mean lawful money of the United States.

“Dollar Equivalent” means, at any time, (a) with respect to any amount denominated in Dollars, such amount, and (b) with respect to any amount denominated in any Foreign Currency, the equivalent amount thereof in Dollars as determined by Global Administrative Agent, the applicable Funding Agent or the applicable L/C Issuer, as the case may be, at such time on the basis of the Spot Rate (as of the most recent Revaluation Date) for the purchase of Dollars with such Foreign Currency.

“Domestic Borrower” means, with respect to each Tranche, a Borrower under such Tranche that is not a Foreign Borrower under such Tranche.

“Dutch Banking Act” means the Act on the Supervision of the Financial Markets dated September 28, 2006 (Wet op het Financieel Toezicht).

“Dutch Borrower” means any Borrower that is organized under the Laws of The Netherlands.

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country that is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country that is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country that is a subsidiary of an institution described in clause (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“Eligible Affiliate” means any Person in which Prologis directly or indirectly holds an Equity Interest.

“Eligible Qualified Institution” means a Qualified Institution that meets the following requirements: (a) to the extent that a Lender is a Qualified Lender with respect to an outstanding Loan in which a Fronting Lender has funded a portion of such Loan, then an “Eligible Qualified Institution” with respect to the assignment of such Loan by such Qualified Lender is a Qualified Lender; and (b) such Qualified Institution is able to make the representations set forth in Section 7.1.5(a) with respect to the applicable Tranche; provided that “Eligible Qualified Institution” shall not include any Company or any Affiliate of any Company.

“EMU” means the European economic and monetary union in accordance with the Treaty of Rome 1957, as amended by the Single European Act 1986, the Maastricht Treaty of 1992 and the Amsterdam Treaty of 1998.

“EMU Legislation” means the legislative measures of the European Council for the introduction of, changeover to or operation of a single or unified European currency.

“Environmental Laws” means all Federal, state, provincial, local and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including those related to hazardous substances or wastes, air emissions and discharges to waste or public systems.

“Environmental Liability” means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of Prologis or any of its Subsidairies directly or indirectly resulting from or based upon (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the release or threatened release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

“Equity Interests” means, with respect to any Person, all shares of capital stock of (or other ownership or profit interests in) such Person, all warrants, options or other rights for the purchase or acquisition from such Person of shares of capital stock of (or other ownership or profit interests in) such Person, all securities convertible into or exchangeable for shares of capital stock of (or other ownership or profit interests in) such Person, and all other ownership, beneficial or profit interests in such Person (including partnership, member or trust interests therein), whether voting or nonvoting, in each case to the extent then outstanding; provided that the convertible senior notes of Prologis shall not constitute Equity Interests unless such notes are converted into capital stock of Prologis.

“ERISA” means the Employee Retirement Income Security Act of 1974.

“ERISA Affiliate” means any trade or business (whether or not incorporated) under common control with Prologis within the meaning of Section 414(b) or (c) of the Code (and Sections 414(m) and (o) of the Code for purposes of provisions relating to Section 412 of the Code).

“ERISA Event” means: (a) a Reportable Event with respect to a Pension Plan; (b) a withdrawal by Prologis or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA) or a cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA; (c) a complete or partial withdrawal by Prologis or any ERISA Affiliate from a Multiemployer Plan or receipt by Prologis or any ERISA Affiliate of notification that a Multiemployer Plan is in reorganization; (d) the filing by Prologis or any ERISA Affiliate of a notice of intent to terminate any Pension Plan, the treatment of a Pension Plan amendment as a termination under Sections 4041 or 4041A of ERISA, or the commencement of proceedings by the PBGC to terminate a Pension Plan or Multiemployer Plan; or (e) an event or condition which constitutes grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan or Multiemployer Plan.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor Person).

“EURIBOR Rate” has the meaning set forth in the definition of “Eurocurrency Rate”.

“Euro” and “EUR” mean the lawful currency of the Participating Member States introduced in accordance with the EMU Legislation.

“Euro Absolute Rate Loan” means a Euro Bid Loan that bears interest at a rate determined with reference to an Absolute Rate.

“Euro Aggregate Commitments” means, at any time, the Euro Commitments of all Euro Qualified Lenders and Euro Non-Qualified Lenders, provided that the Euro Aggregate Commitments shall not include the Fronting Commitments.

“Euro Bid Borrowing” means a borrowing consisting of simultaneous Euro Bid Loans of the same Type from each of the Euro Lenders whose offer to make one or more Euro Bid Loans as part of such borrowing has been accepted under the auction bidding procedures described in Section 3.7.

“Euro Bid Loan” has the meaning specified in Section 3.7.1.

“Euro Bid Loan Lender” means, in respect of any Euro Bid Loan, the Euro Lender making such Euro Bid Loan to the applicable Euro Borrower.

“Euro Bid Loan Sublimit” means the lesser of (a) €200,000,000 (as such amount may be increased or decreased pursuant to Section 6.12.3) and (b) the Euro Aggregate Commitments.  The Euro Bid Loan Sublimit is part of, and not in addition to, the Euro Aggregate Commitments.

“Euro Bid Request” means a written request for one or more Euro Bid Loans substantially in the form of Exhibit J-1.

“Euro Borrower” means each Borrower listed under the heading “Euro Tranche” on Schedule 2.3 and any other Borrower added to the Euro Tranche pursuant to Section 6.11.

“Euro Commitment” means, as to each Euro Lender, its obligation to (a) make Euro Committed Loans to Euro Borrowers pursuant to Section 3.1, (b) purchase participations in Euro Fronting Loans to the extent such Euro Lender is a Euro Non-Qualified Lender, (c) purchase participations in Euro L/C Obligations and (d) purchase participations in Euro Swing Line Loans, in the Euro Equivalent aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Euro Lender’s name on the most recent Schedule 2.1, as prepared by Global Administrative Agent or Euro Funding Agent (or if the applicable assignment occurred after such preparation, in the most recent Assignment and Assumption to which such Euro Lender is a party), as such amount may be adjusted from time to time in accordance with this Agreement.

“Euro Committed Borrowing” means a borrowing consisting of simultaneous Euro Committed Loans of the same Type and having the same Interest Period made by each Euro Lender (other than any applicable Euro Non-Qualified Lender) pursuant to Section 3.1.

“Euro Committed Loan” has the meaning specified in Section 3.1, and shall include any Euro Fronting Loan made in connection with a Euro Committed Borrowing.

“Euro Committed Loan Notice” means a notice of (a) a Euro Committed Borrowing, (b) a conversion of Euro Committed Loans from one Type to the other or (c) a continuation of Eurocurrency Rate Committed Loans, pursuant to Section 3.3.1, which shall be substantially in the form of Exhibit A-2 or such other form as may be approved by Euro

Funding Agent (including any form on an electronic platform or electronic transmission system as shall be approved by Euro Funding Agent), appropriately completed and signed by a Responsible Officer of the applicable Borrower.

“Euro Competitive Bid” means a written offer by a Euro Lender to make one or more Euro Bid Loans, substantially in the form of Exhibit K-1, duly completed and signed by such Euro Lender.

“Euro Credit Exposure” means, for any Euro Lender at any time, the aggregate Euro Outstanding Amount of all Euro Committed Loans (other than Euro Fronting Loans) of such Euro Lender plus such Euro Lender’s Applicable Tranche Percentage of the Euro Outstanding Amount of all Euro L/C Obligations and all Euro Swing Line Loans plus, as to any Euro Non-Qualified Lenders, the Euro Outstanding Amount of such Euro Lender’s participation in all applicable Euro Fronting Loans.

“Euro Credit Extension” means each of the following: (a) a Euro Committed Borrowing, (b) a Euro Swing Line Borrowing and (c) a Euro L/C Credit Extension.

“Euro Equivalent” means, at any time, (a) with respect to any amount denominated in Euro, such amount, and (b) with respect to any amount denominated in any Alternative Currency under the Euro Tranche, the equivalent amount thereof in Euro as determined by Euro Funding Agent or the applicable Euro L/C Issuer, as the case may be, at such time on the basis of the Spot Rate (as of the most recent Revaluation Date) for the purchase of Euro with such Alternative Currency.

“Euro Eurocurrency Margin Bid Loan” means a Euro Bid Loan that bears interest at a rate based upon the Eurocurrency Rate.

“Euro Existing Letters of Credit” means the letters of credit outstanding on the date hereof and described on Schedule 2.4(b).

“Euro Fronting Loan” has the meaning specified in Section 3.2.1.

“Euro Funding Agent” means ING Bank N.V., in its capacity as Euro funding agent under the Loan Documents, or any successor Euro funding agent.

“Euro Funding Agent’s Office” means, with respect to the Euro Tranche, Euro Funding Agent’s Office address and, as appropriate, account as set forth on Schedule 14.2 with respect to the Euro Tranche, or (subject to Section 14.2.5) such other address or account with respect to Euro Tranche as Euro Funding Agent may from time to time notify to Prologis, Global Administrative Agent, the other Funding Agents and Euro Lenders.

“Euro L/C Borrowing” means an extension of credit resulting from a drawing under any Euro Letter of Credit which has not been reimbursed on the date when made or refinanced as a Euro Committed Borrowing.  All Euro L/C Borrowings shall be denominated in Euro or Sterling, as applicable.

“Euro L/C Credit Extension” means, with respect to any Euro Letter of Credit, the issuance thereof, the extension of the expiry date thereof or the increase of the amount thereof.

“Euro L/C Issuers” means ING Bank, N.V., in its individual capacity as a bank issuing Euro Letters of Credit hereunder, and any other Euro Lender, in its individual capacity, approved by Global Administrative Agent and Euro

Funding Agent, that agrees to issue Euro Letters of Credit hereunder, including each issuer of a Euro Existing Letter of Credit (including NWM Plc); and “Euro L/C Issuer” means any one of the Euro L/C Issuers.

“Euro L/C Obligations” means, as of any date of determination, the aggregate amount available to be drawn under all outstanding Euro Letters of Credit plus the aggregate of all Euro Unreimbursed Amounts, including all Euro L/C Borrowings.

“Euro Lender” means each Lender listed on Schedule 2.1(b) and any Person that becomes a Euro Lender pursuant to Section 6.13, in each case including such Person’s successors and permitted assigns.

“Euro Letter of Credit” means any standby letter of credit, bank guaranty, bank bond or comparable instrument issued under the Euro Tranche (including the Euro Existing Letters of Credit).  Euro Letters of Credit may only be issued in Euro or Sterling.

“Euro Letter of Credit Sublimit” means an amount equal to the lesser of (a) EUR 30,000,000 and (b) the Euro Aggregate Commitments. The Euro Letter of Credit Sublimit is part of, and not in addition to, the Euro Aggregate Commitments.

“Euro Loan” means an extension of credit by a Euro Lender to a Borrower under Article III in the form of a Euro Committed Loan, a Euro Swing Line Loan or a Euro Bid Loan.

“Euro Non-Qualified Lender” means a Euro Lender that is not a Euro Qualified Lender.

“Euro Outstanding Amount” means: (a) with respect to Euro Committed Loans (other than Euro Fronting Loans), the aggregate outstanding Euro Equivalent principal amount thereof after giving effect to any borrowings and repayments of Euro Committed Loans; (b) with respect to Euro Fronting Loans, the aggregate outstanding Euro Equivalent principal amount thereof after giving effect to any borrowings and repayments of Euro Fronting Loans; (c) with respect to Euro Swing Line Loans, the aggregate outstanding Euro Equivalent principal amount thereof after giving effect to any borrowings and repayments of Euro Swing Line Loans; (d) with respect to Euro Bid Loans, the aggregate outstanding principal amount thereof after giving effect to any borrowings and repayments of Euro Bid Loans; and (e) with respect to any Euro L/C Obligations, the aggregate outstanding Euro Equivalent principal amount thereof after giving effect to any Euro L/C Credit Extension occurring on such date and any other change in the outstanding amount of the Euro L/C Obligations on such date, including as a result of any reimbursement by any Euro Borrower of Euro Unreimbursed Amounts.

“Euro Qualified Lender” means, as of any date of determination, a Euro Lender that (a) has committed hereunder to make Euro Committed Loans in the applicable currency requested by a Euro Borrower to be funded under the Euro Tranche, (b) is capable of making the requested Euro Committed Loans to the Foreign Borrower requesting such Euro Committed Loan without the imposition of any withholding taxes and (c) to the extent the applicable Euro Borrower requesting a Euro Committed Loan is a Japanese Borrower, is not a Non-Qualified Japan Lender.

“Euro Required Lenders” means, as of any date of determination, Euro Lenders having more than 50% of the Euro Aggregate Commitments or, if the Euro Aggregate Commitments have terminated, Euro Lenders holding in the aggregate more than 50% of the Euro Total Outstandings (with the aggregate amount of each Euro Lender’s risk participation and funded participation in Euro L/C Obligations, Euro Fronting Loans and Euro Swing Line Loans being deemed “held” by such Euro Lender for purposes of this definition); provided that the Euro Commitment of, and the portion of the Euro Total Outstandings held or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of Euro Required Lenders.

“Euro Swing Line” means the Euro revolving credit facility made available by Euro Swing Line Lender pursuant to Section 3.5.

“Euro Swing Line Borrowing” means a borrowing of a Euro Swing Line Loan pursuant to Section 3.5.

“Euro Swing Line Lender” means ING Bank N.V. in its capacity as provider of Euro Swing Line Loans, or any successor Euro swing line lender hereunder.

“Euro Swing Line Loan” has the meaning specified in Section 3.5.1.

“Euro Swing Line Loan Notice” means a notice of a Euro Swing Line Borrowing pursuant to Section 3.5.2, which, if in writing, shall be substantially in the form of Exhibit B-2.

“Euro Swing Line Sublimit” means an amount equal to the lesser of (a) EUR 60,000,000 and (b) the Euro Aggregate Commitments.  The Euro Swing Line Sublimit is part of, and not in addition to, the Euro Aggregate Commitments.

“Euro Total Outstandings” means the aggregate Euro Outstanding Amount of all Euro Committed Loans (including all Euro Fronting Loans), all Euro Swing Line Loans, all Euro Bid Loans and all Euro L/C Obligations.

“Euro Tranche” means the revolving credit facility described in Article III.

“Euro Unreimbursed Amount” means any unreimbursed amount under Section 5.3 with respect to a Euro Letter of Credit.

“Eurocurrency Bid Margin” means the margin above or below the Eurocurrency Rate to be added to or subtracted from the Eurocurrency Rate, which margin shall be expressed in multiples of 1/100th of one basis point.

“Eurocurrency Margin Bid Loans” means, collectively, U.S. Eurocurrency Margin Bid Loans and Euro Eurocurrency Margin Bid Loans; and “Eurocurrency Margin Bid Loan” means any one of the foregoing.

“Eurocurrency Rate” means, for any Interest Period with respect to:

(a)

any Eurocurrency Rate Loan denominated in U.S. Dollars under the U.S. Tranche, the Euro Tranche or the Yen Tranche, the rate per annum equal to the London Interbank Offered Rate (“LIBOR”), or a comparable or successor rate determined in accordance with Section 7.3.1, as published on the applicable Reuters screen page (in the case of the U.S. Tranche) or the applicable Thomson Reuters screen page (in the case of the Euro Tranche) (or another commercially available source providing quotations of LIBOR as reasonably designated by the applicable Funding Agent and acceptable to Prologis from time to time) at or about 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, for deposits in the relevant currency (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period; provided that to the extent a comparable or successor rate is determined in accordance with Section 7.3.1, such rate shall be applied in a manner consistent with market practice; provided, further that to the extent such market practice is not administratively feasible for the applicable Funding Agent, such rate shall be applied in a manner as otherwise reasonably determined by applicable Funding Agent;

(b)

any Eurocurrency Rate Loan denominated in Euro under the Euro Tranche, the rate per annum equal to the offered quotation which appears on the Thomson Reuters Screen which displays the rate of the European Money Markets Institute for the Euro (being currently page “EURIBOR01”) for such Interest Period at approximately 11:00 a.m., Brussels time, two Business Days prior to the commencement of such Interest Period for deposits in the relevant currency (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period or, if such page shall cease to be available, such other page or such other service for the purpose of displaying an average rate of the European Money Markets Institute as Euro Funding Agent, after consultation with Prologis, shall select.  If such rate is not available at such time for any reason, and Euro Funding Agent has not selected an alternative service on which a quotation is displayed, then the “Eurocurrency Rate” for such Interest Period under the Euro Tranche shall be the arithmetic mean

(rounded upwards, if necessary, to four decimal places) of the rates (as notified to Euro Funding Agent) at which each Reference Bank was offering to prime banks in the European interbank market deposits in Euro for the relevant Interest Period at approximately 11:00 a.m., Brussels time, two Business Days prior to the commencement of such Interest Period;

(c)

any Eurocurrency Rate Loan denominated in Euro under the U.S. Tranche or the Yen Tranche, the rate per annum equal to the Euro Interbank Offered Rate (“EURIBOR”), as published on the applicable Reuters screen page (or such other commercially available source providing such quotations as may be designated by U.S. Funding Agent or the Yen Funding Agent, as applicable, from time to time, after consultation with Prologis) (in such case, the “EURIBOR Rate”) for such Interest Period at approximately 11:00 a.m., Brussels time, two Business Days prior to the commencement of such Interest Period (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period;

(d)

any Eurocurrency Rate Loan denominated in Canadian Dollars under the U.S. Tranche, the rate per annum equal to the Canadian Dollar Offered Rate, or a comparable or successor rate determined in accordance with Section 7.3.1, as published on the applicable Reuters screen page (in such case, the “CDOR Rate”) (or such other commercially available source providing such quotations as may be designated by U.S. Funding Agent from time to time) at or about 10:00 a.m. (Toronto, Ontario time) on the first day of such Interest Period (or such other day as is generally treated as the rate fixing day by market practice in such interbank market, as determined by U.S. Funding Agent) (or if such day is not a Business Day, then on the immediately preceding Business Day) with a term equivalent to such Interest Period;

(e)

any Eurocurrency Rate Loan denominated in Yen under the U.S. Tranche, the Euro Tranche or the Yen Tranche, the rate per annum equal to the Tokyo Interbank Offered Rate (“TIBOR Rate”), as published on the applicable Reuters screen page (or such other commercially available source providing such quotations as may be designated for the applicable Tranche by the applicable Funding Agent after consultation with Prologis from time to time) at or about 11:00 a.m. (Japan time) on the day that is two Business Days prior to the commencement of such Interest Period;

(f)

solely in the event that a term SONIA rate is approved by the Bank of England as a rate that may be used for loans similar to the Eurocurrency Rate Loans, for any Interest Period with respect to any Eurocurrency Rate Loan denominated in Sterling (to the extent such Loans will bear interest at a term rate), the term rate per annum as designated and agreed to by Global Administrative Agent and Prologis in an amendment to this Agreement (which amendment will also include amendments to provide Borrowers with the option to choose whether Eurocurrency Rate Loans denominated in Sterling will be Daily Floating Rate Loans or Eurocurrency Rate Loans), giving due consideration to any evolving or then existing convention for similar syndicated credit facilities with loans denominated in Sterling, together with any proposed Successor Rate Conforming Changes and any such amendment shall become effective at 5:00 p.m. on the fifth Business Day after Global Administrative Agent shall have posted such proposed amendment to all Lenders, the Funding Agents and Prologis unless, prior to such time, Lenders comprising the Required Lenders have delivered to Global Administrative Agent written notice that such Required Lenders do not accept such amendment; provided that such rate shall be applied in a manner consistent with market practice; provided, further that to the extent such market practice is not administratively feasible for Global Administrative Agent, such rate shall be applied in a manner as otherwise reasonably determined by Global Administrative Agent in consultation with Prologis; and

(g)	any Supplemental Rate Loan under each Supplemental Tranche, as set forth in the applicable Supplemental Addendum.

If the Eurocurrency Rate for any Interest Period shall be less than zero (0), such rate shall be deemed to be zero (0) for such Interest Period for all purposes of this Agreement.

“Eurocurrency Rate Committed Loan” means any Committed Loan that bears interest at a rate based upon the Eurocurrency Rate. For the avoidance of doubt, a CDOR Rate Loan and a TIBOR Rate Loan is each a Eurocurrency Rate Committed Loan, but a Daily Floating Rate Loan is not a Eurocurrency Rate Committed Loan.

“Eurocurrency Rate Loan” means any Committed Loan or Bid Loan that bears interest at a rate based on the Eurocurrency Rate. For the avoidance of doubt, (a) any Eurocurrency Rate Loan denominated in Euro (i) under the U.S. Tranche shall be based on the EURIBOR Rate, and  (ii) under the Euro Tranche shall be based on the rate specified in clause (b) of the definition of “Eurocurrency Rate”; and (b) a CDOR Rate Loan and a TIBOR Rate Loan is each a Eurocurrency Rate Loan, but a Daily Floating Rate Loan is not a Eurocurrency Rate Loan.

“Event of Default” has the meaning specified in Section 12.1.

“Excluded Debt Service” means, for any period, any regularly scheduled principal payments on (a) any Indebtedness that pays such Indebtedness in full, but only to the extent that the amount of such final payment is greater than the scheduled principal payment immediately preceding such final payment, and (b) any Indebtedness (other than Secured Debt) that is rated at least Baa3 and BBB-, as the case may be, by at least two of S&P, Moody’s and Fitch.

“Excluded Taxes” means, with respect to any Agent, any Lender, any L/C Issuer or any other recipient of any payment to be made by or on account of any obligation of any Borrower hereunder, (a) taxes imposed on or measured by its overall net income (however denominated), and franchise taxes imposed on it (in lieu of net income taxes), by the jurisdiction (or any political subdivision thereof) under the Laws of which such recipient is organized, in which its principal office is located, in which it is otherwise conducting business (other than as a result of entering into or receiving payments under this Agreement) and subject to such taxes or, in the case of any Lender, in which its applicable Lending Office is located, (b) any branch profits taxes imposed by the United States or any similar tax imposed by any other jurisdiction in which such Borrower is located, (c) except as provided in the following sentence, in the case of a Foreign Lender (other than an assignee pursuant to a request by Prologis under Section 14.13), any withholding tax that is imposed on amounts payable to such Foreign Lender at the time such Foreign Lender becomes a party hereto (or designates a new Lending Office) or is attributable to such Foreign Lender’s failure or inability (other than as a result of a Change in Law) to comply with Section 7.1.4, except to the extent that such Foreign Lender (or its assignor, if any) was entitled, at the time of designation of a new Lending Office (or assignment), to receive additional amounts from the applicable Borrower with respect to such withholding tax pursuant to Section 7.1.1 and (d) any Taxes imposed under FATCA.  Notwithstanding anything to the contrary contained in this definition, except with respect to any Taxes imposed under FATCA (for which the first sentence in this definition controls), (x) prior to the Trigger Date, “Excluded Taxes” shall not include any withholding tax imposed at any time on payments made by or on behalf of a Foreign Obligor to any Lender hereunder or under any other Loan Document (regardless of whether a Fronting Lender was utilized to mitigate any withholding taxes), provided that such Lender shall have complied with its obligations under Section 7.1.4 and (y) on or after the Trigger Date, “Excluded Taxes” shall not include any withholding tax imposed at any time on payments made to any Lender hereunder or under any other Loan Documents (regardless of whether such Lender has complied with Section 7.1.4).  Furthermore, except with respect to any Taxes imposed under FATCA (for which the first sentence in this definition controls), “Excluded Taxes” shall not include any withholding tax imposed at any time on payments made by or on behalf of a Foreign Obligor to any Lender (other than a Fronting Lender acting in such capacity) with respect to any Loan that such Lender is required to make pursuant to Section 2.2.2(a), 3.2.2(a) or Section 4.2.2(a).

“Exemption Representation” has the meaning specified in Section 7.1.5(a).

“Existing Credit Agreement” means the Amended and Restated Global Senior Credit Agreement dated as of April 14, 2016 among Prologis, General Partner, certain other parties and Bank of America, as administrative agent.

“Existing Indenture” means the Indenture dated as of June 30, 1998 among General Partner, Prologis and U.S. Bank National Association (as successor in interest to State Street Bank and Trust Company of California, N.A.), as Trustee.

“Existing Letters of Credit” means, collectively, the U.S. Existing Letters of Credit, the Euro Existing Letters of Credit and the Yen Existing Letters of Credit.

“Extension Effective Date” has the meaning specified in Section 6.10.2.

“FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement, regulations or official interpretations thereof and any agreements entered into pursuant to Section 1471 (b) (1) of the Code.

“Federal Funds Rate” means, for any day, the rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the immediately preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate (rounded upward, if necessary, to a whole multiple of 1/100 of 1%) charged to U.S. Funding Agent on such day on such transactions as determined by U.S. Funding Agent; provided that if the Federal Funds Rate as so determined would be less than zero, such rate shall be deemed to be zero for purposes of this Agreement.

“Fee Letters” means, collectively, the fee letters entered into by and among Prologis and certain Agents and/or certain Credit Parties.

“Fitch” means Fitch IBCA, Duff & Phelps, a division of Fitch, Inc. (or any successor thereof) or, if Fitch no longer publishes ratings, then another ratings agency selected by Prologis and reasonably acceptable to Global Administrative Agent.

“Fixed Charge Coverage Ratio” means, as of the last day of any fiscal quarter, the ratio of (a) (i) Adjusted EBITDA, minus (ii) Capital Expenditures, to (b) the sum of (i) Debt Service in respect of all Indebtedness, plus (ii) Preferred Dividends, in each case for the Companies on a consolidated basis and for the four fiscal quarters ending on the date of determination.

“Foreign Borrower” means a Borrower that (a) with respect to the U.S. Tranche, (i) is not organized under the Laws of a jurisdiction of the United States, a State thereof or the District of Columbia or (ii) is organized under the Laws of a jurisdiction of the United States, a State thereof or the District of Columbia but is domiciled and operating in another jurisdiction that results in U.S. Loans to such Borrower being subject to withholding taxes, (b) with respect to the Euro Tranche, (i) is not organized under the Laws of The Netherlands or (ii) is organized under the Laws of The Netherlands but is domiciled and operating in another jurisdiction that results in Euro Loans to such Borrower being subject to withholding taxes, (c) with respect to the Yen Tranche, (i) is not organized under the Laws of Japan or (ii) is organized under the Laws of Japan but is domiciled and operating in another jurisdiction that results in Yen Committed Loans to such Borrower being subject to withholding taxes and (d) with respect to a Supplemental Tranche, (i) is not organized under the Laws of the applicable Supplemental Primary Location or (ii) is organized under the Laws of the applicable Supplemental Primary Location but is domiciled and operating in another jurisdiction that results in Supplemental Loans to such Borrower being subject to withholding taxes.

“Foreign Currency” means any currency other than Dollars.

“Foreign Currency Equivalent” means with respect to an amount denominated in a Primary Currency of any Tranche, the equivalent in the applicable Alternative Currency of such amount determined at the Spot Rate for the purchase of such Alternative Currency with the applicable Primary Currency, as determined by the applicable Funding Agent on the most recent Revaluation Date applicable to such amount.

“Foreign Lender” means, with respect to any Borrower, any Lender that is organized under the Laws of a jurisdiction other than that in which such Borrower is resident for tax purposes.  For purposes of this definition, the United States, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction.

“Foreign Obligor” means a Loan Party that (a) with respect to the U.S. Tranche, (i) is not organized under the Laws of a jurisdiction of the United States, a State thereof or the District of Columbia or (ii) is organized under the Laws of a jurisdiction of the United States, a State thereof or the District of Columbia but is domiciled and operating in another jurisdiction that results in U.S. Loans to such Loan Party being subject to withholding taxes, (b) with respect to the Euro Tranche, (i) is not organized under the Laws of The Netherlands or (ii) is organized under the Laws of The Netherlands but is domiciled and operating in another jurisdiction that results in Euro Loans to such Loan Party being subject to withholding taxes, (c) with respect to the Yen Tranche, (i) is not organized under the Laws of Japan or (ii) is organized under the Laws of Japan but is domiciled and operating in another jurisdiction that results in Yen Committed Loans to such Loan Party being subject to withholding taxes and (d) with respect to a Supplemental Tranche, (i) is not organized under the Laws of the applicable Supplemental Primary Location or (ii) is organized under the Laws of the applicable Supplemental Primary Location but is domiciled and operating in another jurisdiction that results in Supplemental Loans to such Loan Party being subject to withholding taxes.

“FRB” means the Board of Governors of the Federal Reserve System of the United States.

“Fronting Commitment” means, with respect to any Fronting Lender, the aggregate Dollar Equivalent amount of Fronting Loans that such Fronting Lender has agreed to make as set forth on Schedule 2.2, as such amount may be adjusted in accordance with Section 14.13.

“Fronting Lender Election” means the election by Prologis, in consultation with the applicable Funding Agent, of one or more Fronting Lenders to make the applicable Fronting Loans; provided that to the extent Prologis does not make such election as to which Fronting Lenders fund such Fronting Loan within one Business Day after a request for such information by the applicable Funding Agent, then such Funding Agent, to the extent that it is a Fronting Lender, shall fund such Fronting Loan in its capacity as a Fronting Lender; provided, further, that if such Funding Agent, in its capacity as Fronting Lender, is unable to fund any  portion of such Fronting Loan due to the limitations set forth in Section 2.2.1, 3.2.1 or 4.2.1, as applicable, then the Fronting Loan (or the applicable portion thereof) shall be funded by the other Fronting Lenders in the order of the Fronting Lenders with the highest unused Fronting Commitments.

“Fronting Lenders” means, collectively, the Lenders listed on Schedule 2.2, and each successor or additional Fronting Lender hereunder, and “Fronting Lender” means any one of the Fronting Lenders.

“Fronting Loans” means, collectively, the U.S. Fronting Loans, the Euro Fronting Loans and the Yen Fronting Loans; and “Fronting Loan” means any of the Fronting Loans.

“Fronting Portion” means, with respect to any Fronting Loan, the portion of such Fronting Loan that is funded by the applicable Fronting Lender, as determined by the Funding Agent for the applicable Tranche.

“Funding Agents” means, collectively, U.S. Funding Agent, Euro Funding Agent, Yen Funding Agent and each Supplemental Funding Agent; and “Funding Agent” means any of the Funding Agents.

“Funding Agents’ Offices” means, collectively, the U.S. Funding Agent’s Office, the Euro Funding Agent’s Office, the Yen Funding Agent’s Office and each Supplemental Funding Agent’s Office; and “Funding Agent’s Office” means any one of the Funding Agents’ Offices.

“GAAP” means generally accepted accounting principles in the United States set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or such other principles as may be approved by a significant segment of the accounting profession in the United States, that are applicable to the circumstances as of the date of determination, consistently applied.

“General Partner” means Prologis, Inc., a Maryland corporation qualified as a REIT.

“General Partner Guaranty” means a Guaranty made by General Partner in favor of Global Administrative Agent pursuant to Section 10.13.

“Global Administrative Agent” means Bank of America, in its capacity as global administrative agent under the Loan Documents, or any successor in such capacity.

“Global Administrative Agent’s Office” means, with respect to any currency, Global Administrative Agent’s address and, as appropriate, account as set forth on Schedule 14.2 with respect to such currency, or (subject to Section 14.2.5) such other address or account with respect to such currency as Global Administrative Agent may from time to time notify to Prologis, the Funding Agents and Lenders.

“Governmental Authority” means the government of the United States or any other nation, or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank).

“Guarantee” means, as to any Person, (a) any obligation, contingent or otherwise, of such Person guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation payable or performable by another Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of such Person, direct or indirect, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation, (ii) to purchase or lease property, securities or services for the purpose of assuring the obligee in respect of such Indebtedness or other obligation of the payment or performance of such Indebtedness or other obligation, (iii) to maintain working capital, equity capital or any other financial statement condition or liquidity or level of income or cash flow of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation, or (iv) entered into for the purpose of assuring in any other manner the obligee in respect of such Indebtedness or other obligation of the payment or performance thereof or to protect such obligee against loss in respect thereof (in whole or in part), or (b) any Lien on any assets of such Person securing any Indebtedness or other obligation of any other Person, whether or not such Indebtedness or other obligation is assumed by such Person (or any right, contingent or otherwise, of any holder of such Indebtedness to obtain any such Lien).  The amount of any Guarantee shall be deemed to be an amount equal to the stated or determinable amount of the related primary obligation, or portion thereof, in respect of which such Guarantee is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by the guaranteeing Person in good faith.  Guarantees shall not include contingent obligations under any Special Limited Contribution Agreement (“SLCA”) in connection with certain of such Person’s contributions of Properties to Property Funds pursuant to which a Company is obligated to make additional capital contributions to the respective Property Fund under certain circumstances unless the obligations under such SLCA are required under GAAP to be included in “liabilities” on the balance sheet of the Companies.  The term “Guarantee” as a verb has a corresponding meaning.

“Guaranteed Obligations” means the principal and interest (whether such interest is allowed as a claim in a bankruptcy proceeding with respect to any Borrower or otherwise) of each Loan made under this Agreement to any Affiliate Borrower, together with all other obligations (including obligations which, but for the automatic stay under Section 362(a) of the United States Bankruptcy Code, would become due) and liabilities (including indemnities, fees and interest thereon), direct or indirect, of any Affiliate Borrower to any Credit Party now existing or hereafter incurred under, arising out of or in connection with this Agreement or any other Loan Document, including all costs, expenses and fees, including court costs and reasonable attorneys’ fees, arising in connection with the collection of any Guaranteed Obligations.

“Guaranties” means the Prologis Guaranty and if a General Partner Guaranty has been delivered pursuant to Section 10.13 and remains in effect pursuant to Section 10.13, the General Partner Guaranty.

“Guarantors” means Prologis, and if a General Partner Guaranty has been delivered pursuant to Section 10.13 and remains in effect pursuant to Section 10.13, General Partner.

“Hazardous Materials” means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos-containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law.

“Honor Date” has the meaning specified in Section 5.3.1.

“Increasing Lender” has the meaning specified in Section 6.13.1.

“Indebtedness” means for any Person, without duplication, all monetary obligations, excluding trade payables and accrued expenses (including deferred tax liabilities except as expressly provided below) incurred in the ordinary course of business or for which reserves in accordance with GAAP or otherwise reasonably acceptable to Global Administrative Agent have been provided, (a) of such Person (i) for borrowed money, (ii) evidenced by bonds, debentures, notes or similar instruments, (iii) to pay the deferred purchase price of property or services, except (x) obligations incurred in the ordinary course of business to pay the purchase price of stock so long as such obligations are paid within customary settlement terms and (y) obligations to purchase stock (other than stock of Prologis or any of its Consolidated Subsidiaries or Affiliates) pursuant to subscription or stock purchase agreements in the ordinary course of business, (iv) arising under Capital Leases to the extent included on a balance sheet of such Person, (v) arising under Swap Contracts, excluding interest rate contracts entered into to hedge Indebtedness, net of obligations owed to such Person under non-excluded Swap Contracts, (vi) arising under any Guarantee of such Person (other than (x) endorsements in the ordinary course of business of negotiable instruments or documents for deposit or collection, (y) indemnification obligations and purchase price adjustments pursuant to acquisition agreements entered into in the ordinary course of business and (z) any Guarantee of Liabilities of a third party that do not constitute Indebtedness) and (vii) Settlement Debt or (b) secured by a Lien existing on any property of such Person, whether or not such obligation shall have been assumed by such Person; provided that the amount of any Indebtedness under this clause (b) that has not been assumed by such Person shall be equal to the lesser of the stated amount of such Indebtedness or the fair market value of the property securing such Indebtedness. The amount of any Indebtedness shall be determined without giving effect to any mark-to-market increase or decrease resulting from the purchase accounting impact of corporate or portfolio acquisitions or any mark-to-market remeasurement of the amount of any Indebtedness denominated in a Foreign Currency. Indebtedness shall not include obligations under any assessment, performance, bid or surety bond or any similar bonding obligation.

“Indemnified Taxes” means Taxes other than Excluded Taxes.

“Indemnitee” has the meaning specified in Section 14.4.2.

“Industrial Property” means a Property that is used for manufacturing, processing, warehousing or retail purposes.

“Information” has the meaning specified in Section 14.7.

“Initial Affiliate Borrowers” means the Eligible Affiliates that are listed on Schedule 2.3.

“Interest Expense” means, for any Person for any period, without duplication, (a) such Person’s “net interest expense” for such period as reported on such Person’s most recent financial statements plus (b) Restricted Payments of any kind or character with respect to, and other proceeds paid or payable in respect of, any Disqualified Stock.

“Interest Payment Date” means, (a) as to any Eurocurrency Rate Loan, any Euro Swing Line Loan, any TIIE Rate Loan or any Substitute Rate Loan, (i) the last day of each Interest Period applicable to such Loan and (ii) the Maturity Date; provided that if any Interest Period for a Eurocurrency Rate Loan, a TIIE Rate Loan or Substitute Rate Loan exceeds three months, the respective dates that fall every three months after the beginning of such Interest Period shall also be Interest Payment Dates; (b) as to any Base Rate Loan, Daily Floating Eurocurrency Rate Loan, Money Market Rate Loan or ABR Rate Loan, (i) the last Business Day of each March, June, September and December and (ii) the Maturity Date; (c) as to any Daily Floating SONIA Rate Loan, (i) the last Business Day of each month and (ii) the Maturity Date; and (d) as to any Supplemental Rate Loan that is not a Eurocurrency Rate Loan, the dates set forth in the applicable Supplemental Addendum.

“Interest Period” means (a) as to each Eurocurrency Rate Loan, the period commencing on the date such Eurocurrency Rate Loan is disbursed or (in the case of any Eurocurrency Rate Committed Loan) converted to or continued as a Eurocurrency Rate Loan, and ending on the date seven, fourteen or twenty-one days (to the extent available for the requested currency) or one, two (other than for Eurocurrency Rate Loans denominated in U.S. Dollars), three or six (other than for Eurocurrency Rate Loans denominated in Canadian Dollars) months thereafter, as selected by the applicable Borrower in the applicable Committed Loan Notice or applicable Bid Request, (b) as to any Substitute Rate Loan, a period agreed upon by the applicable Borrower and Euro Funding Agent (after consultation with the Lenders) or, in the absence of such agreement, a period of one month or such lesser period as Euro Funding Agent deems customary in the relevant market for loans bearing interest based upon a rate similar to the Substitute Rate, (c) as to each Absolute Rate Loan, a period of not less than 14 days and not more than 180 days as selected by the applicable Borrower in its Bid Request, and (d) as to each TIIE Rate Loan, the period from the date such TIIE Rate Loan is disbursed or continued as a TIIE Rate Loan, as applicable, to the date occurring 28, 91, or, if available from all applicable Lenders, 182 days, thereafter, as selected by the applicable Borrower in the applicable U.S. Committed Loan Notice (or any such other period as may be agreed to by the applicable Borrower and each applicable U.S. Lender); provided that:

(i)

any Interest Period that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless, in the case of a Eurocurrency Rate Loan, a TIIE Rate Loan or a Substitute Rate Loan, such next succeeding Business Day falls in another calendar month, in which case such Interest Period shall end on the immediately preceding Business Day;

(ii)

any Interest Period for a Eurocurrency Rate Loan, a TIIE Rate Loan or a Substitute Rate Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and

(iii)	no Interest Period shall extend beyond the Maturity Date.

“Investment” means any investment in any Person, Property or other asset, whether by means of stock, purchase, loan, advance, extension of credit, capital contribution or otherwise. The amount of any Investment shall be determined in accordance with GAAP; provided that the amount of the Investment in any Property shall be calculated based upon the undepreciated Investment in such Property.

“IRS” means the United States Internal Revenue Service.

“ISP” means, with respect to any Letter of Credit, the “International Standby Practices 1998” published by the Institute of International Banking Law & Practice (or such later version thereof as may be in effect at the time of issuance of such Letter of Credit).

“Issuer Documents” means, with respect to any Letter of Credit, the applicable Letter of Credit Application and any other document, agreement and instrument entered into by the applicable L/C Issuer and the applicable Borrower (or any Eligible Affiliate) or in favor of the applicable L/C Issuer and relating to any Letter of Credit.

“Japanese Borrower” means any Borrower that is organized under the Laws of Japan.

“Japanese Prime Rate” means, on any day, the per annum rate of interest as publicly announced by Yen Funding Agent as its “short prime rate” in Japan.  The “short prime rate” is a rate set by Yen Funding Agent based on various factors, including Yen Funding Agent’s costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above or below such announced rate (it being understood that the same shall not necessarily be the best rate offered by Yen Funding Agent to its customers).  Any change in such rate announced by Yen Funding Agent shall take effect at the opening of business on the day specified in the public announcement of such change.  If the Japanese Prime Rate for any day shall be less than zero (0), such rate shall be deemed to be zero (0) for such day for all purposes of this Agreement.

“JPMorgan” means JPMorgan Chase Bank, N.A.

“JPMorgan L/C Outstandings” means, as of any date of determination, the aggregate amount available to be drawn under all outstanding U.S. Letters of Credit (including any reinstatement of or increase in the face amount thereof that may be reflected pursuant to the terms of any U.S. Bond L/C) issued by JPMorgan plus the aggregate of all U.S. Unreimbursed Amounts owed to JPMorgan as a U.S. L/C Issuer.

“JPMorgan U.S. L/C Sublimit” means zero or such other amount as may be agreed in writing between JPMorgan and Prologis from time to time and acknowledged by Global Administrative Agent and U.S. Funding Agent.

“JPMorgan U.S. Swing Line Commitment” means $45,000,000 or such other amount as may be agreed in writing between JPMorgan and Prologis from time to time and acknowledged by Global Administrative Agent and U.S. Funding Agent.

“Laws” means, collectively, all international, foreign, Federal, state and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of law.

“L/C Advance” means, with respect to each Lender under a particular Tranche, such Lender’s funding of its participation in any L/C Borrowing under such Tranche in accordance with its Applicable Tranche Percentage.  All U.S.

L/C Advances shall be denominated in Dollars.  All Euro L/C Advances shall be denominated in Euro or Sterling, as applicable.  All Yen L/C Advances shall be denominated in Yen.

“L/C Borrowing” means a Euro L/C Borrowing, a U.S. L/C Borrowing or a Yen L/C Borrowing, as applicable.

“L/C Credit Extensions” means, collectively, each U.S. L/C Credit Extension, each Euro L/C Credit Extension, each Yen L/C Credit Extension and each Supplemental L/C Credit Extensions; and “L/C Credit Extension” means any one of the L/C Credit Extensions.

“L/C Issuers” means, collectively, each U.S. L/C Issuer, each Euro L/C Issuer, each Yen L/C Issuer and each Supplemental L/C Issuer; and “L/C Issuer” means any one of the L/C Issuers.

“L/C Obligations” means, collectively, the Dollar Equivalent of all of the U.S. L/C Obligations, the Euro L/C Obligations, the Yen L/C Obligations and each Supplemental L/C Obligation.

“Lenders” means, collectively, U.S. Lenders, Euro Lenders, Yen Lenders and Supplemental Lenders, and, as the context requires, includes the Fronting Lenders and the Swing Line Lenders.

“Lending Office” means, as to any Lender, the office or offices of such Lender described as such in such Lender’s Administrative Questionnaire, or such other office or offices as a Lender may from time to time notify Prologis, Global Administrative Agent and Funding Agent for the Tranche in which Lender has a commitment or outstandings.

“Letter of Credit Application” means, an application and agreement for the issuance or amendment of a Letter of Credit in the form from time to time in use by the applicable L/C Issuer.

“Letter of Credit Expiration Date” means the day that is the one year anniversary after the Maturity Date; provided that if such day is not a Business Day, the Letter of Credit Expiration Date shall be the immediately preceding Business Day.

“Letter of Credit Fee” has the meaning specified in Section 5.9.

“Letter of Credit Sublimit” means any of the U.S. Letter of Credit Sublimit, the Euro Letter of Credit Sublimit, the Yen Letter of Credit Sublimit or any Supplemental Letter of Credit Sublimit.

“Letters of Credit” means, collectively, the U.S. Letters of Credit, the Euro Letters of Credit, the Yen Letters of Credit and each Supplemental Letter of Credit; and “Letter of Credit” means any one of the Letters of Credit.

“Liabilities” means (without duplication), for any Person, (a) any obligations required by GAAP to be classified upon such Person’s balance sheet as liabilities (excluding any deferred tax liabilities and any mark-to-market increase or decrease in debt from the purchase accounting impact of corporate or portfolio acquisitions and from the re-measurement of intercompany indebtedness); (b) any liabilities secured (or for which the holder of the liability has an existing right, contingent or otherwise, to be so secured) by any Lien existing on property owned or acquired by that Person, whether or not such obligation shall have been assumed by such Person, provided that the amount of any Liability under this clause (b) that has not been assumed by such Person shall be equal to the lesser of the stated amount of the liabilities secured (or entitled to be secured) or the fair market value of the applicable property; and (c) any Guarantees of such Person of liabilities or obligations of others.

“Lien” means any mortgage, pledge, hypothecation, collateral assignment, deposit arrangement, encumbrance, lien (statutory or other), charge, priority or other security interest or preferential arrangement in the nature of a security interest of any kind or nature whatsoever (including any conditional sale or other title retention agreement, any easement, right of way or other encumbrance on title to real property, and any financing lease having substantially the same economic effect as any of the foregoing, but excluding the interest of a lessor under an operating lease).

“Loan Documents” means this Agreement, the General Partner Guaranty (if a General Partner Guaranty is in effect pursuant to Section 10.13), each Supplemental Addendum, each Borrower Accession Agreement, each Issuer Document, the Fee Letters and the Security Documents.

“Loan Parties” means, collectively, Prologis and each Affiliate Borrower and, if a General Partner Guaranty is in effect pursuant to Section 10.13, General Partner; and “Loan Party” means any one of the Loan Parties.

“Loans” means, collectively, all U.S. Loans, all Euro Loans, all Yen Committed Loans and all Supplemental Loans, if any; and “Loan” means any of the Loans.

“Material Adverse Effect” means an effect resulting from any circumstance or event or series of circumstances or events, of whatever nature (but excluding general economic conditions), which does or could reasonably be expected to, materially and adversely impair (a) the ability of the Companies, taken as a whole, to perform their respective obligations under the Loan Documents or (b) the ability of any Credit Party to enforce the Loan Documents.

“Maturity Date” means January 16, 2023 or, if the Maturity Date is extended in accordance with the terms of Section 6.10, July 14, 2023 or January 16, 2024, as applicable.

“Money Market Rate” means, as to any Swing Line Loan made by any Swing Line Lender pursuant to Sections 2.5 or 3.5 or any Fronting Loan that remains outstanding after the last day of an Interest Period as contemplated by Section 2.2.5, 3.2.5 or 4.2.5, a rate per annum that shall be determined for each Loan by agreement between Prologis and the applicable Swing Line Lender (such agreement being evidenced as of the Closing Date by the Money Market Rate Side Letter dated as of January 16, 2019 between Prologis and each Swing Line Lender) or by agreement by Prologis and the applicable Fronting Lender (but in no event to (a) be less than zero (0) or (b) exceed (i) in the case of U.S. Swing Line Loans, the Base Rate, or (ii) in the case of Euro Swing Line Loans, 1.00% plus the one-month Eurocurrency Rate for the applicable currency determined two Business Days prior to the date of the applicable Euro Swing Line Borrowing).

“Money Market Rate Loan” means any Loan that bears interest at a rate based on the Money Market Rate.

“Moody’s” means Moody’s Investors Service, Inc. (or any successor thereof) or, if Moody’s no longer publishes ratings, another ratings agency selected by Prologis and reasonably acceptable to Global Administrative Agent.

“Moody’s Rating” means the most recently-announced rating from time to time of Moody’s assigned to any class of long-term senior, unsecured debt securities issued by Prologis, as to which no letter of credit, guaranty or third party credit support is in place, regardless of whether any of such Indebtedness has been issued at the time such rating was issued.

“Multiemployer Plan” means any employee benefit plan of the type described in Section 4001(a)(3) of ERISA to which Prologis or any ERISA Affiliate makes or is obligated to make, or during the preceding five plan years has made or been obligated to make, contributions.

“NWM Plc” means Natwest Markets Plc and its successors.

“NOI” means, for any period and any Property, the difference (if positive) between (a) any rents (including rent with respect to which a tenant received any free rent during such period, the amount of such free rent as if the same had been paid in cash by such tenant), proceeds (other than proceeds from Dispositions), expense reimbursements or income received from such Property (but excluding security or other deposits, late fees, early lease termination or other penalties of a non-recurring nature), less (b) all costs and expenses (including interest on assessment bonds) incurred as a result of, or in connection with, the development, operation or leasing of such Property (but excluding depreciation, amortization, Interest Expense and Capital Expenditures).

“Non-Consenting Lender” means any Lender that, within the preceding 60 days failed to agree to an amendment, waiver or consent that was (a) requested by Prologis and (b) approved by Lenders holding at least 40% of the Dollar Equivalent amount of the Aggregate Tranche Commitments or, if the Aggregate Tranche Commitments have terminated, of the Total Global Outstandings (calculated in the same manner as in the definition of “Required Lenders”) or if such amendment, waiver or consent related to a particular Tranche, at least 40% of the Aggregate

Tranche Commitment for such Tranche or, if such Aggregate Tranche Commitment has terminated, of the Total Tranche Outstandings for such Tranche.

“Non-Continuing Lenders” has the meaning set forth in Section 14.22.

“Non-Industrial Property” means a Property that is not an Industrial Property.

“Non-Qualified Japan Lender” means an institution that does not have all necessary licenses and registrations under the Laws of Japan to lend to a Japanese Borrower.

“Non-Qualified Lender” means a U.S. Non-Qualified Lender, a Euro Non-Qualified Lender or a Yen Non-Qualified Lender.

“Non-Recourse Debt” means Indebtedness with respect to which recourse for payment is limited to (a) specific Property or Properties encumbered by a Lien securing such Indebtedness so long as there is no recourse to Prologis, or (b) any Consolidated Subsidiary of Prologis or Unconsolidated Affiliate of Prologis (provided that if an entity is a partnership, there is no recourse to Prologis or General Partner as a general partner of such partnership); provided that personal recourse of Prologis for any such Indebtedness for Customary Recourse Exceptions shall not, by itself, prevent such Indebtedness from being characterized as Non-Recourse Debt.  For purposes of the foregoing and for the avoidance of doubt, (i) if the Indebtedness is partially guaranteed by Prologis, then the portion of such Indebtedness that is not so guaranteed shall still be Non-Recourse Debt if it otherwise satisfies the requirements in this definition, and (ii) if the liability of Prologis under any such guaranty is itself limited to specific Property or Properties, then such Indebtedness shall still be Non-Recourse Debt if such Indebtedness otherwise satisfies the requirements of this definition.

“Non-U.S. Lender” means any Lender that is not organized under the Laws of a jurisdiction of the United States, a State thereof or the District of Columbia or is otherwise not a resident of the United States for United States income tax purposes.

“Obligations” means all advances to, and debts, liabilities, obligations, covenants and duties of, any Loan Party arising under any Loan Document or otherwise with respect to any Loan or Letter of Credit, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against any Loan Party or any Affiliate thereof of any proceeding under any Debtor Relief Law naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding.

“Organization Documents” means: (a) with respect to any corporation, the certificate or articles of incorporation and the bylaws (or equivalent or comparable constitutive documents with respect to any non-U.S. jurisdiction); (b) with respect to any limited liability company, the certificate or articles of formation or organization and operating agreement; and (c) with respect to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of formation or organization and any agreement, instrument, filing or notice with respect thereto filed in connection with its formation or organization with the applicable Governmental Authority in the jurisdiction of its formation or organization and, if applicable, any certificate or articles of formation or organization of such entity.

“Other Taxes” means all present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies arising from any payment made hereunder or under any other Loan Document or from the execution, delivery or enforcement of, or otherwise with respect to, this Agreement or any other Loan Document.

“Outstanding Amount” means (a) with respect to the outstanding Committed Loans on any date (other than the Fronting Loans), the Dollar Equivalent amount of the aggregate outstanding principal amount thereof after giving effect to any borrowings and prepayments or repayments of such Committed Loans occurring on such date; (b) with respect to Fronting Loans on any date, the Dollar Equivalent amount of the aggregate outstanding principal amount thereof after giving effect to any borrowings and prepayments or repayments of such Fronting Loans occurring on such date; (c) with respect to the outstanding Swing Line Loans on any date, the Dollar Equivalent amount of the aggregate outstanding principal amount thereof after giving effect to any borrowings and prepayments or repayments of such Swing Line Loans occurring on such date; (d) with respect to the outstanding Bid Loans on any date, the Dollar Equivalent amount of the aggregate outstanding principal amount thereof after giving effect to any borrowings and prepayments or repayments of such Bid Loans occurring on such date; and (e) with respect to any L/C Obligations on any date, the Dollar Equivalent amount of the aggregate outstanding amount of such L/C Obligations on such date after giving effect to any L/C Credit Extension occurring on such date and any other changes in the aggregate amount of the

L/C Obligations as of such date, including as a result of any reimbursements by any Borrower of Unreimbursed Amounts.

“Overnight Rate” means, for any day, (a) with respect to any amount denominated in Dollars, the greater of (i) the Federal Funds Rate and (ii) an overnight rate determined by the applicable Agent, the applicable L/C Issuer or the applicable Swing Line Lender, as the case may be, in accordance with banking industry rules on interbank compensation, and (b) with respect to any amount denominated in an Alternative Currency under the applicable Tranche, the rate of interest per annum at which overnight deposits in such Alternative Currency, in an amount approximately equal to the amount with respect to which such rate is being determined, would be offered for such day by a branch or Affiliate of U.S. Funding Agent in the applicable offshore interbank market for such currency to major banks in such interbank market.

“Participant” has the meaning specified in Section 14.6.4.

“Participant Register” has the meaning specified in Section 14.6.4.

“Participating Member State” means each state so described in any EMU Legislation.

“Patriot Act” means the U.S. Patriot Act (Title III of Pub. L. 107 56) that was signed into law on October 26, 2001.

“PBGC” means the Pension Benefit Guaranty Corporation.

“Pension Plan” means any “employee pension benefit plan” (as such term is defined in Section 3(2) of ERISA), other than a Multiemployer Plan, that is subject to Title IV of ERISA and is sponsored or maintained by Prologis or any ERISA Affiliate or to which Prologis or any ERISA Affiliate contributes or has an obligation to contribute, or in the case of a multiple employer or other plan described in Section 4064(a) of ERISA, has made contributions at any time during the immediately preceding five plan years.

“Permitted Liens” means (a) pledges or deposits made to secure payment of worker’s compensation (or to participate in any fund in connection with worker’s compensation insurance), unemployment insurance, pensions or social security programs (other than any Lien regulated by ERISA), (b) encumbrances consisting of zoning restrictions, easements or other restrictions on the use of real property, provided that such items do not materially impair the use of such property for the purposes intended and none of which is violated in any material respect by existing or proposed structures or land use, (c) Liens for taxes not yet due and payable or being contested in good faith by appropriate proceedings diligently conducted, and for which reserves in accordance with GAAP or otherwise reasonably acceptable to Global Administrative Agent have been provided, (d) Liens imposed by mandatory provisions of law such as for materialmen’s, mechanic’s, warehousemen’s and other like Liens arising in the ordinary course of business, securing payment of any Liability whose payment is not more than 30 days past due, (e) Liens on Properties where the applicable Company or Unconsolidated Affiliate is insured against such Liens by title insurance or other similar arrangements satisfactory to Global Administrative Agent, (f) Liens securing assessments or charges payable to a property owner association or similar entity, which assessments are not yet due and payable or are being contested in good faith by appropriate proceedings diligently conducted, and for which reserves in accordance with GAAP or otherwise reasonably acceptable to Global Administrative Agent have been provided, (g) Liens securing assessment bonds, (h) leases to tenants of space in Properties that are entered into in the ordinary course of business, (i) any netting or set-off arrangement entered into by any Company in the normal course of its banking arrangements for the purpose of netting debit and credit balances or any set-off arrangement that arises by operation of law as a result of any Company opening a bank account, or any Lien over bank accounts or set-off rights in respect of bank accounts that arise under general terms and conditions of any financial institution as a result of a Company holding a bank account in the Netherlands (and not Liens granted by a Company outside of such general terms and conditions), other than pursuant to any conditional positive pledge obligation included in such general terms and conditions, (j) any title transfer or retention of title arrangement entered into by any Company in the normal course of its trading activities on the counterparty’s standard or usual terms, (k) Liens over goods and documents of title to goods arising out of letter of credit transactions entered into in the ordinary course of business, (l) Liens securing Settlement Debt in an aggregate amount not at any time exceeding $250,000,000, (m) Liens that secure the Obligations, (n) Liens that secure senior

Indebtedness of Prologis or any of its Consolidated Subsidiaries on a pari passu basis with the Lien described in clause (m), and (o) Liens that secure Indebtedness of a Company to another Company.

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

“Pesos” or “Ps$” means the lawful currency of Mexico.

“Plan” means any “employee benefit plan” (as such term is defined in Section 3(3) of ERISA) established by Prologis or, with respect to any such plan that is subject to Section 412 of the Code or Title IV of ERISA, any ERISA Affiliate.

“Platform” has the meaning specified in Section 10.2.

“Pre-Approved Reallocations” means each of the pre-approved reallocations set forth on Schedule 6.12. The Pre-Approved Reallocation of any Lender may from time to time be increased or decreased pursuant to a written agreement executed by Prologis, Global Administrative Agent and such Lender.

“Preferred Dividends” means, for the Companies, on a consolidated basis, for any period, Restricted Payments of any kind or character or other proceeds paid or payable with respect to any Equity Interests except for common equity (but excluding any Restricted Payments paid or payable to any Company).

“Primary Currency” means (a) with respect to the U.S. Tranche, Dollars; (b) with respect to the Euro Tranche, Euro; (c) with respect to the Yen Tranche, Yen; and (d) with respect to each Supplemental Tranche, as set forth in the applicable Supplemental Addendum.

“Primary Location” has the meaning specified in Section 6.8.2.

“Prologis” has the meaning specified in the introductory paragraph hereto.

“Prologis Guaranty” means the Guaranty made by Prologis in favor of Global Administrative Agent, for the benefit of the Lenders, pursuant to Article XV.

“Properties” means real estate properties (including land) owned by a Company or an Unconsolidated Affiliate or any trust of which a Company or an Unconsolidated Affiliate is the sole beneficiary, and “Property” means any one of the Properties.

“Property Fund” means an Unconsolidated Affiliate formed or sponsored by Prologis to hold Properties.

“Property Fund Borrower” means a Borrower of a Property Fund Loan made pursuant to this Agreement.

“Property Fund Loan” means Indebtedness of a Property Fund (which may include Loans hereunder), the proceeds of which were used to finance the contribution by Prologis or other Companies of Properties to such Property Fund.

“PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time.

“Qualified Institution” means (a) a Lender (other than a Defaulting Lender), (b) a bank, finance company, insurance company or other financial institution that (i) has (or, in the case of a bank is a subsidiary of a bank holding company that has) a rating of its senior debt obligations of not less than BBB+ by S&P or “Baa-1” by Moody’s or a comparable rating by a rating agency acceptable to Global Administrative Agent and (ii) has total assets in excess of

$10,000,000,000 or (c) any other Person approved by Prologis, Global Administrative Agent and the applicable Funding Agent.

“Qualified Institutional Investor” (tekikaku kikan toshika) has the meaning assigned thereto in Article 2, Paragraph 3, item 1 of the Financial Instruments and Exchange Law (kinyu shohin torihiki ho) of Japan (Law No. 25 of 1948), Article 10, Paragraph 1 of the regulations relating to the definitions contained in such Article 2.

“Qualified Lenders” means any of the U.S. Qualified Lenders, the Euro Qualified Lenders and the Yen Qualified Lenders.

“Reallocation Effective Date” has the meaning specified in Section 6.12.2.

“Reallocation Notice” has the meaning specified in Section 6.12.1.

“Recourse Debt” means, for any Person, any Indebtedness that is not Non-Recourse Debt.

“Reference Banks” means the principal London offices of Wells Fargo Bank, N.A. and JPMorgan or any successor to any of the foregoing selected by Euro Funding Agent (in consultation with Prologis and with the consent of such successor if such successor is a Lender).

“Register” has the meaning specified in Section 14.6.3.

“Registered Public Accounting Firm” has the meaning specified in the Securities Laws and shall be independent of Prologis as prescribed by the Securities Laws.

“REIT” means a “real estate investment trust” for purposes of the Code.

“Related Parties” means, with respect to any Person, such Person’s Affiliates and the partners, directors, officers, employees, agents and advisors of such Person and of such Person’s Affiliates.

“Relevant Equivalent” has the meaning specified in Section 5.9.

“Reportable Event” means any of the events set forth in Section 4043(c) of ERISA, other than events for which the 30 day notice period has been waived.

“Request for Credit Extension” means a request hereunder for a Credit Extension.

“Requested Tranche” has the meaning specified in Section 6.11.1.

“Required Lenders” means, as of any date of determination, Lenders having more than 50% of the Dollar Equivalent amount of the Aggregate Tranche Commitments or, if the Aggregate Tranche Commitments have terminated, Lenders holding in the aggregate more than 50% of the Dollar Equivalent amount of the Total Global Outstandings (with the aggregate amount of each Lender’s risk participation and funded participation in L/C Obligations, Fronting Loans and Swing Line Loans being deemed “held” by such Lender for purposes of this definition); provided that the Commitment of, and the portion of the Total Global Outstandings held or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of Required Lenders.

“Rescindable Amount” has the meaning as defined in Section 6.8.6(b).

“Responsible Officer” means the chief executive officer, the president, the chief financial officer, a representative director, any managing director, any senior vice president, any vice president, the treasurer or any assistant treasurer of a Loan Party and, solely for purposes of notices given pursuant to Articles II, III, IV and V, any other officer or employee of the applicable Loan Party so designated by any of the foregoing officers in a notice to Global Administrative Agent.  Any document delivered hereunder that is signed by a Responsible Officer of a Loan Party shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Loan Party and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Loan Party.

“Restricted Payment” means any dividend or other distribution (whether in cash, securities or other property) with respect to any capital stock or other Equity Interest of any Company, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such capital stock or other Equity Interest, or on account of any return of capital to any Company’s stockholders, partners or members (or the equivalent).

“Revaluation Date” means (a) with respect to any Eurocurrency Rate Loan, TIIE Rate Loan or Substitute Rate Loan denominated in an Alternative Currency, the last day of each Interest Period of such Loan, (b) with respect to an L/C Obligation denominated in an Alternative Currency, the first Business Day of each calendar month, and (c) such additional dates as Global Administrative Agent, any Funding Agent or any L/C Issuer shall reasonably determine or the Required Lenders shall reasonably require.

“S&P” means S&P Global, Inc. (or any successor thereof), or, if S&P no longer publishes ratings, then another ratings agency selected by Prologis and reasonably acceptable to Global Administrative Agent.

“S&P Rating” means the most recently-announced rating from time to time of S&P assigned to any class of long-term senior, unsecured debt securities issued by Prologis, as to which no letter of credit, guaranty or third party credit support is in place, regardless of whether any of such Indebtedness has been issued at the time such rating was issued.

“Same Day Funds” means (a) with respect to disbursements and payments in the Primary Currency of the applicable Tranche, immediately available funds, and (b) with respect to disbursements and payments in an Alternative Currency of the applicable Tranche, same day or other funds as may be determined by the applicable Funding Agent or applicable L/C Issuer, as the case may be, to be customary in the place of disbursement or payment for the settlement of international banking transactions in the relevant Alternative Currency.

“Sanctioned Country” means, at any time, a country, region or territory that is the subject or target of comprehensive Sanctions (which, as of the date of this Agreement, are Crimea, Cuba, Iran, North Korea, Sudan and Syria).

“Sanctioned Lender” means a Lender that is a Sanctioned Person.

“Sanctioned Person” means, at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by any Sanctions Authority, (b) any Person operating, organized or resident in a Sanctioned

Country in violation of Sanctions or (c) any Person more than 20% owned or controlled by any one or more Persons described in the foregoing clauses (a) or (b).

“Sanctions” means economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by any applicable Sanctions Authority.

“Sanctions Authority” means each of the Office of Foreign Assets Control of the U.S. Department of the Treasury, the U.S. Department of State, the United Nations Security Council, the European Union, and Her Majesty's Treasury of the United Kingdom.

“Sarbanes-Oxley” means the Sarbanes-Oxley Act of 2002.

“SEC” means the Securities and Exchange Commission, or any Governmental Authority succeeding to any of its principal functions.

“Secured Debt” means, for any Person, Indebtedness of such Person secured by any Liens (other than Permitted Liens) in any of such Person’s Properties or other material assets.

“Securities Laws” means the Securities Act of 1933, the Securities Exchange Act of 1934, Sarbanes-Oxley and the applicable accounting and auditing principles, rules, standards and practices promulgated, approved or incorporated by the SEC or the Public Company Accounting Oversight Board.

“Security Documents” means with respect to each U.S. Bond L/C, the trust indenture entered into in connection with such U.S. Bond L/C, and such other agreements and documents delivered by the Issuer (as defined in the applicable U.S. Bond L/C) and the applicable Trustee, pursuant to which such Issuer’s interest in the Trust Estate, Revenues (each as defined in the applicable trust indenture) and similar items and, upon payment in full of the applicable Bonds, such Trustee’s interest in the applicable Bond Documents, are assigned to a collateral agent as security for payment of such Bonds.

“Settlement Debt” means, for any Person, tax liabilities of such Person payable in installments in connection with a settlement agreement with the relevant taxing authority.

“Shareholders’ Equity” means, as of any date of determination, consolidated shareholders’ equity of Prologis and its Consolidated Subsidiaries as of that date.

“Short Term Affiliate Borrower” means any Affiliate Borrower that (a) will not request any Committed Loans, (b) assumes only Outstanding Amounts of another Borrower and (c) repays such Outstanding Amounts within 30 days after it assumes such Outstanding Amounts.

“SMBC” means Sumitomo Mitsui Banking Corporation, and it successors.

“Solvent” means, as to a Person, that (a) the aggregate fair market value of its assets exceeds its Liabilities, (b) it has sufficient cash flow to enable it to pay its Liabilities as they mature and (c) it does not have unreasonably small capital to conduct its businesses.

“SONIA” means, with respect to any applicable determination date, the Sterling Overnight Index Average Reference Rate published on the fifth Business Day preceding such date on the applicable Reuters screen page (or such other commercially available source providing such quotations as may be designated by the applicable Funding Agent from time to time); provided however that if such determination date is not a Business Day,  SONIA means such rate that applied on the first Business Day immediately prior thereto.

“Specified Type” has the meaning specified in Section 5.3.1.

“Spot Rate” for a currency means the rate that appears on the relevant screen page on Bloomberg’s (Screen FXC) for cross currency rates with respect to such currency two Business Days prior to the date on which the foreign exchange computation is made; provided that if such page ceases to be available, such other page for the purpose of displaying cross currency rates as Global Administrative Agent, the applicable Funding Agent or the applicable L/C Issuer, as applicable, may determine, in its reasonable discretion.

“Stabilized Industrial Properties” means, as of any date, Industrial Properties that have a Stabilized Occupancy Rate as of the first day of the most recent fiscal quarter of Prologis for which information is available.

“Stabilized Occupancy Rate” means, as of any date for any Property, that the percentage of the rentable area of such Property leased pursuant to bona fide tenant leases, licenses or other agreements requiring current rent or other similar payments, is at least 90% or such higher percentage as Prologis requires internally, consistent with past practices, to classify as a stabilized Property of the relevant type in the relevant market.

“Sterling” and “£” mean the lawful currency of the United Kingdom.

“Subsidiary” of a Person means a corporation, partnership, joint venture, limited liability company or other business entity of which a majority of the shares of securities or other interests having ordinary voting power for the election of directors or other governing body (other than securities or interests having such power only by reason of the happening of a contingency) are at the time beneficially owned, or the management of which is otherwise controlled, directly, or indirectly through one or more intermediaries, or both, by such Person.  Unless otherwise specified, all references herein to a “Subsidiary” or to “Subsidiaries” shall refer to a Subsidiary or Subsidiaries of Prologis.

“Substitute Rate” means (a) the Applicable Margin plus (b) (i) to the extent requested by Euro Funding Agent or Prologis, a negotiated rate agreed to by Prologis, Euro Funding Agent and each Euro Lender or (ii) to the extent that a negotiated rate is not requested or agreed to by the applicable parties, the rate per annum determined by Euro Funding Agent to be the highest (rounded upwards, if necessary, to four decimal places) of the rates notified by the Reference Banks to Euro Funding Agent before the last day of the applicable Interest Period to be those which express as a percentage rate per annum the cost to each such Reference Bank of funding its Loans from whatever sources it may reasonably select during such Interest Period.

“Substitute Rate Loan” means a Euro Committed Loan that bears interest at a rate based on the Substitute Rate.

“Supplemental Addendum” has the meaning specified in Section 6.14.2.

“Supplemental Aggregate Commitments”, “Supplemental Borrowers”, “Supplemental Commitments”, “Supplemental Committed Borrowing”, “Supplemental Committed Loan” “Supplemental Committed Loan Notice”, “Supplemental Funding Agent”, “Supplemental Funding Agent’s Office”, “Supplemental L/C Obligations”, “Supplemental Lenders”, “Supplemental Letter of Credit”, “Supplemental Letter of Credit Fee”, “Supplemental L/C Issuer”, “Supplemental Letter of Credit Sublimit”, “Supplemental Loans”, “Supplemental Outstanding Amount”, “Supplemental Rate Loan”, “Supplemental Required Lenders”, “Supplemental Swing Line Borrowing”, “Supplemental Swing Line Lender”, “Supplemental Swing Line Loans” and “Supplemental Swing Line Sublimit” have the respective meanings (if any), with respect to any Supplemental Tranche, as set forth in the applicable Supplemental Addendum.

“Supplemental Primary Location” means, with respect to any Supplemental Tranche, the primary jurisdiction of each Supplemental Borrower under such Supplemental Tranche as designated in the applicable Supplemental Addendum.

“Supplemental Tranche” has the meaning specified in Section 6.14.1.

“Supplemental Tranche Effective Date” has the meaning specified in Section 6.14.4.

“Supplemental Tranche Request” has the meaning specified in Section 6.14.1.

“Sustainability Metric” means the LEED certified (or other similarly recognized rating systems) stabilized development projects of the Companies as a percentage of the total number of all stabilized development projects of the Companies.  As used in this definition of “Sustainability Metric” and in the definition of “Sustainability Metric Percentage,” a development project is considered stabilized when such project has been completed for one year or at least 90% occupied, whichever occurs first (or as Prologis otherwise defines stabilization in its Forms 10-K, 10-Q or 8-K filed with the SEC).

“Sustainability Metric Percentage” means the level of growth in the Sustainability Metric specified in the table below for the applicable fiscal year from the 2018 Baseline; the Sustainability Metric Percentage for each Fiscal Year shall be determined as of December 31 of such fiscal year with respect to development projects stabilized during the prior Fiscal Year (e.g. for the 2019 fiscal year, the Sustainability Metric Percentage will be determined as of December 31, 2019 with respect to development projects stabilized during the 2018 fiscal year).  “2018 Baseline” means the LEED certified (or other similarly recognized rating systems) stabilized development projects of the Companies as a percentage of the total number of all development projects of the Companies stabilized during the 2017 fiscal year calculated as of December 31, 2018.

Fiscal Year	Sustainability Metric Percentage
2019	2018 Baseline plus 5 percentage points
2020	2018 Baseline plus 8 percentage points
2021	2018 Baseline plus 10 percentage points
2022	2018 Baseline plus 11 percentage points
2023 and thereafter	2018 Baseline plus 12 percentage points

“Swap Contract” means (a) all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement.

“Swap Termination Value” means, in respect of any one or more Swap Contracts, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Contracts, (a) for any date on or after the date such Swap Contracts have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a), the amount(s) determined as the mark-to-market value(s) for such Swap Contracts, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Swap Contracts (which may include a Lender or any Affiliate of a Lender).

“Swing Line Borrowings” means, collectively, U.S. Swing Line Borrowings, Euro Swing Line Borrowings and each Supplemental Swing Line Borrowing.

“Swing Line Lenders” means, collectively, U.S. Swing Line Lenders, Euro Swing Line Lenders and Supplemental Swing Line Lenders; and “Swing Line Lender” means any Swing Line Lender.

“Swing Line Loans” means, collectively, the U.S. Swing Line Loans, the Euro Swing Line Loans and the Supplemental Swing Line Loans; and “Swing Line Loan” means any of the Swing Line Loans.

“Swing Line Sublimit” means any of the U.S. Swing Line Sublimit, the Euro Swing Line Sublimit or any Supplemental Swing Line Sublimit.

“TARGET Day” means any day on which the Trans-European Automated Real-time Gross Settlement Express Transfer (TARGET) payment system (or, if such payment system ceases to be operative, such other payment system (if any) determined by Global Administrative Agent to be a suitable replacement) is open for the settlement of payments in Euro.

“Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings, assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

“TIBOR Rate” has the meaning specified in the definition of “Eurocurrency Rate”.

“TIBOR Rate Loan” means a Committed Loan denominated in Yen under the U.S. Tranche, the Euro Tranche or the Yen Tranche that bears interest based on the TIBOR Rate.

“TIIE” means the Interbank Equilibrium Interest Rate.

“TIIE Rate” means the rate per annum equal to the Interbank Equilibrium Interest Rate, or a comparable or successor rate that is approved by the applicable Funding Agent, as published by Banco de Mexico in the Federation’s Official Gazette (or such other commercially available source providing such quotations as may be designated by the applicable Funding Agent from time to time) at or about 2:00 p.m. (Mexico City, Mexico time) with a term equivalent to the applicable Interest Period. If the TIIE Rate for any Interest Period shall be less than zero (0), such rate shall be deemed to be zero (0) for such Interest Period for all purposes of this Agreement.

“TIIE Rate Loan” means a Committed Loan denominated in Pesos that bears interest based on the TIIE Rate.

“Total Asset Value” means, as of any date for the Companies on a consolidated basis, the total (without duplication) of the following:

(a)

the quotient of (i) the sum of the most recent fiscal quarter’s NOI from Stabilized Industrial Properties multiplied by four, divided by (ii) the applicable Capitalization Rate; provided that, notwithstanding the foregoing, (A) any Investments in  Stabilized Industrial Properties acquired from Property Funds less than 24 months prior to such date of determination shall be included at 100% of the undepreciated book value of such Property and (B) any other Investments in Stabilized Industrial Properties acquired less than 12 months prior to such date of determination shall be included at 100% of the undepreciated book value of such Property; plus
(b)

for any Transition Property, the greater of (i) the quotient of (a) the most recent fiscal quarter’s NOI from such Property multiplied by four divided by (b) the applicable Capitalization Rate or (ii) 100% of the undepreciated book value of such Property; plus

(c)

the amount of all other Investments in Properties under construction, Non-Industrial Properties, notes receivable backed by real estate and Properties subject to a ground lease with a Person that is not an Affiliate of Prologis, as lessee, each on an undepreciated book basis; plus

(d)	the book value of raw land; plus
(e)	the book value of the Companies’ Investments in Unconsolidated Affiliates; plus
(f)

the product of (A) management fee income of  the Companies (prior to deduction of amortization related to investment management contracts) for the most recent fiscal quarter multiplied by (B) four, multiplied by (C) eight; plus

(g)

the value, if positive, of the Companies’ Swap Contracts, excluding interest rate contracts entered into to hedge Indebtedness, net of obligations owing by the Companies under non-excluded Swap Contracts; plus

(h)

to the extent not included in clauses (a) through (g) above, (i) restricted funds that are held in escrow pending the completion of tax-deferred exchange transactions involving operating Properties, (ii) infrastructure costs related to projects that a Company is developing on behalf of others, (iii) costs incurred related to future development projects, including purchase options on land, (iv) the corporate office buildings of Prologis and its Subsidiaries and (v) earnest money deposits associated with potential acquisitions; plus

(i)	cash and Cash Equivalents; minus
(j)	the amount, if any, by which the amount in clause (e) above exceeds 15% of the sum of clauses (a) through (i) above.

For the avoidance of doubt, with respect to each of clauses (b) through (j) (other than clause (f)) above, impairments pursuant to GAAP shall be included.

“Total Global Outstandings” means the aggregate Outstanding Amount of all Loans and all L/C Obligations.

“Total Tranche Outstandings” means, as applicable, the U.S. Total Outstandings, the Euro Total Outstandings, the Yen Total Outstandings or any Supplemental Outstanding Amount.

“Tranche Required Lenders” means, as applicable, the U.S. Required Lenders, the Euro Required Lenders, the Yen Required Lenders or any Supplemental Required Lenders.

“Tranches” means, collectively, the U.S. Tranche, the Euro Tranche, the Yen Tranche and each Supplemental Tranche; and “Tranche” means any of the Tranches.

“Transition Properties” means, as of any date, Industrial Properties that have been completed but are not Stabilized Industrial Properties.

“Trigger Date” means the earliest to occur of: (a) the date on which the Obligations have been accelerated in accordance with the terms hereof; (b) the date that is ten Business Days after the date on which any principal of any Loan becomes due and payable in accordance with the terms hereof, other than as a result of an acceleration thereof (but only if the same remains outstanding on such date); and (c) the date on which an Event of Default described in Section 12.1.6 occurs; provided that the Trigger Date shall not occur as a result of such an Event of Default if such Event of Default pertains to a Borrower other than Prologis and, within ten Business Days of the occurrence of such

Event of Default, Required Lenders notify Prologis that such Event of Default does not result in the occurrence of the Trigger Date.

“Trigger Event” means occurrence of any of the following events: (a) the acceleration of the Obligations pursuant to Section 12.2 (unless such acceleration has been rescinded in accordance with the terms hereof); (b) any Event of Default under Section 12.1.6 with respect to General Partner or Prologis; and (c) the occurrence and continuance of any other Event of Default and receipt by Global Administrative Agent of notice (which has not been rescinded) from Tranche Required Lenders under any Tranche demanding that all payments be subject to the sharing arrangements described in Section 6.9.2.

“Trustee” means any Trustee designated as the beneficiary of a U.S. Bond L/C.

“Type” means (a) with respect to a U.S. Committed Loan, its character as a Base Rate Loan (for a Dollar denominated U.S. Committed Loan), a Daily Floating Eurocurrency Rate Loan (for a Dollar denominated U.S. Committed Loan), a Daily Floating SONIA Rate Loan (for a Sterling denominated U.S. Committed Loan), a Eurocurrency Rate Committed Loan or a TIIE Rate Loan (for a Peso denominated U.S. Committed Loan), (b) with respect to a Euro Committed Loan, its character as a Eurocurrency Rate Committed Loan, a Daily Floating SONIA Rate Loan (for a Sterling denominated Euro Committed Loan), or a Substitute Rate Loan, (c) with respect to a Yen Committed Loan, its character as a Eurocurrency Rate Committed Loan, a Base Rate Loan (for a Dollar denominated Yen Committed Loan) or an ABR Rate Loan (for a Yen denominated Yen Committed Loan), and (d) with respect to a Bid Loan, its character as an Absolute Rate Loan or a Eurocurrency Margin Bid Loan.

“UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.

“UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.

“Unconsolidated Affiliate” means any Person in which Prologis directly or indirectly holds Equity Interests but which is not consolidated under GAAP with Prologis on the consolidated financial statements of Prologis.

“Unencumbered Capital Expenditures” means, for any period, the total for such period of the Capital Expenditures associated with all Unencumbered Properties (except for Unencumbered Properties where the tenant is responsible for capital expenditures).

“Unencumbered Debt Service” means, for any period, the total for such period of all Debt Service in respect of all Unsecured Debt of the Companies.

“Unencumbered Debt Service Coverage Ratio” means, as of the last day of any fiscal quarter, the ratio of (a) Unencumbered NOI minus Unencumbered Capital Expenditures to (b) Unencumbered Debt Service, in each case for the four fiscal quarters ending on the date of determination.

“Unencumbered NOI” means, for any period, the total for such period of (a) the NOI of all Unencumbered Properties; provided that this clause (a) shall not include any NOI that is subject to any Lien (other than Permitted Liens); plus (b) the management fees of the Companies that are not subject to any Lien (other than Permitted Liens) less related expenses; plus (c) Allowed Unconsolidated Affiliate Earnings that are not subject to any Lien (other than Permitted Liens); minus (d) the amount, if any, by which the sum of the amounts of clauses (b) and (c) above exceeds 40% of the sum of the amounts of clauses (a), (b) and (c) above.

“Unencumbered Property” means any Property that is (a) owned directly or indirectly by a Company, (b) not subject to a Lien that secures Indebtedness of any Person (other than Permitted Liens) and (c) not subject to any negative pledge that would prohibit any pledge of such asset to Global Administrative Agent; provided that the provisions of Section 1013 of the Existing Indenture, and any similar requirement for the grant of an equal and ratable lien in connection with a pledge of any asset to Global Administrative Agent, shall not constitute a negative pledge.

“Unfunded Euro Swing Line Amount” has the meaning specified in Section 3.5.3(c).

“Unfunded U.S. Swing Line Amount” has the meaning specified in Section 2.5.3(c).

“United States” and “U.S.” mean the United States of America.

“Unreimbursed Amounts” means, collectively, the U.S. Unreimbursed Amount, the Euro Unreimbursed Amounts and the Yen Unreimbursed Amounts.

“Unrestricted Cash” means cash and Cash Equivalents that are not subject to any pledge, lien or control agreement, less (a) $10,000,000, (b) amounts normally and customarily set aside by Prologis for operating capital and interest reserves and (c) amounts placed with third parties as deposits or security for contractual obligations.

“Unsecured Debt” means, for any Person, Indebtedness of such Person that is not Secured Debt.

“U.S. Absolute Rate Loan” means a U.S. Bid Loan that bears interest at a rate determined with reference to an Absolute Rate.

“U.S. Aggregate Commitments” means, at any time, all of the U.S. Commitments of U.S. Qualified Lenders and U.S. Non-Qualified Lenders; provided that the U.S. Aggregate Commitments shall not include the Fronting Commitments.

“U.S. Bid Borrowing” means a borrowing consisting of simultaneous U.S. Bid Loans of the same Type from each of the U.S. Lenders whose offer to make one or more U.S. Bid Loans as part of such borrowing has been accepted under the auction bidding procedures described in Section 2.7.

“U.S. Bid Loan” has the meaning specified in Section 2.7.1.

“U.S. Bid Loan Lender” means, in respect of any U.S. Bid Loan, the U.S. Lender making such U.S. Bid Loan to the applicable U.S. Borrower.

“U.S. Bid Loan Sublimit” means the lesser of (a) $300,000,000 (as such amount may be increased or decreased pursuant to Section 6.12.3) and (b) the U.S. Aggregate Commitments.  The U.S. Bid Loan Sublimit is part of, and not in addition to, the U.S. Aggregate Commitments.

“U.S. Bid Request” means a written request for one or more U.S. Bid Loans substantially in the form of Exhibit J-2 or such other form as may be approved by U.S. Funding Agent (including any form on an electronic platform or electronic transmission system as shall be approved by U.S. Funding Agent), appropriately completed and signed by a Responsible Officer of the applicable Borrower.

“U.S. Bond L/Cs” means all U.S. Letters of Credit issued by any U.S. L/C Issuer at the request of a Domestic Borrower under the U.S. Tranche, for the benefit of any Company, in support of the Bonds issued by any issuer of tax-exempt bonds, which U.S. Letters of Credit satisfy the conditions set forth in Section 5.13.1, and renewals or extensions thereof.

“U.S. Borrower” means each Borrower listed under the heading “U.S. Tranche” on Schedule 2.3(a) and any other Borrower added to the U.S. Tranche pursuant to Section 6.11.

“U.S. Commitment” means, as to each U.S. Lender, its obligation to (a) make U.S. Committed Loans to U.S. Borrowers pursuant to Section 2.1, (b) purchase participations in U.S. Fronting Loans to the extent such U.S. Lender is a U.S. Non-Qualified Lender, (c) purchase participations in U.S. L/C Obligations and (d) purchase participations in U.S. Swing Line Loans, in the Dollar Equivalent aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such U.S. Lender’s name on the most recent Schedule 2.1(a), as prepared by Global Administrative Agent or U.S. Funding Agent (or if the applicable assignment occurred after such preparation, in the most recent Assignment and Assumption to which such U.S. Lender is a party), as such amount may be adjusted from time to time in accordance with this Agreement.

“U.S. Committed Borrowing” means a borrowing consisting of simultaneous U.S. Committed Loans of the same Type and, in the case of Eurocurrency Rate Loans and TIIE Rate Loans, having the same Interest Period made by each U.S. Lender (other than the applicable U.S. Non-Qualified Lenders) pursuant to Section 2.1.

“U.S. Committed Loan” has the meaning specified in Section 2.1, and shall include any U.S. Fronting Loans made in connection with a U.S. Committed Borrowing.

“U.S. Committed Loan Notice” means a notice of (a) a U.S. Committed Borrowing, (b) a conversion of U.S. Committed Loans denominated in Dollars from one Type of Dollar-denominated Loans to the other or (c) a continuation of Eurocurrency Rate Committed Loans or TIIE Rate Loans, pursuant to Section 2.3.1, which shall be substantially in the form of Exhibit A-1 or such other form as may be approved by U.S. Funding Agent (including any form on an electronic platform or electronic transmission system as shall be approved by U.S. Funding Agent), appropriately completed and signed by a Responsible Officer of the applicable Borrower.

“U.S. Competitive Bid” means a written offer by a U.S. Lender to make one or more U.S. Bid Loans, substantially in the form of Exhibit K-2 (including any form on an electronic platform or electronic transmission system as shall be approved by U.S. Funding Agent), duly completed and signed by such U.S. Lender.

“U.S. Credit Exposure” means, for any U.S. Lender at any time, the aggregate U.S. Outstanding Amount of all U.S. Committed Loans (other than U.S. Fronting Loans) of such U.S. Lender plus such U.S. Lender’s Applicable Tranche Percentage of the U.S. Outstanding Amount of all U.S. L/C Obligations and all U.S. Swing Line Loans plus, as to any U.S. Non-Qualified Lenders, the U.S. Outstanding Amount of such U.S. Lender’s participation in all applicable U.S. Fronting Loans.

“U.S. Credit Extension” means each of the following: (a) a U.S. Committed Borrowing, (b) U.S. Swing Line Borrowing and (c) a U.S. L/C Credit Extension.

“U.S. Eurocurrency Margin Bid Loan” means a U.S. Bid Loan that bears interest at a rate based upon the Eurocurrency Rate.

“U.S. Existing Letters of Credit” means the letters of credit outstanding on the date hereof and described on Schedule 2.4(a).

“U.S. Fronting Loan” has the meaning specified in Section 2.2.1.

“U.S. Funding Agent” means Bank of America, in its capacity as U.S. funding agent under the Loan Documents, or any successor thereof.

“U.S. Funding Agent’s Office” means, with respect to the U.S. Tranche, U.S. Funding Agent’s Office address and, as appropriate, account as set forth on Schedule 14.2 with respect to the U.S. Tranche, or (subject to Section 14.2.5) such other address or account with respect to the U.S. Tranche as U.S. Funding Agent may from time to time notify to Prologis, Global Administrative Agent, the other Funding Agents and U.S. Lenders.

“U.S. L/C Borrowing” means an extension of credit resulting from a drawing under any U.S. Letter of Credit which has not been reimbursed on the date when made or refinanced as a U.S. Committed Borrowing.  All U.S. L/C Borrowings shall be denominated in Dollars.

“U.S. L/C Credit Extension” means, with respect to any U.S. Letter of Credit, the issuance thereof, the extension of the expiry date thereof or the increase of the amount thereof.

“U.S. L/C Issuers” means (a) Bank of America, in its individual capacity as a bank issuing U.S. Letters of Credit hereunder, (b) JPMorgan, in its individual capacity as a bank issuing U.S. Letters of Credit hereunder, and (c) any other U.S. Lender, in its individual capacity, approved by Global Administrative Agent and U.S. Funding Agent, that agrees to issue U.S. Letters of Credit hereunder, including each issuer of a U.S. Existing Letter of Credit; and “U.S. L/C Issuer” means any one of the U.S. L/C Issuers.

“U.S. L/C Obligations” means, as of any date of determination, the aggregate amount available to be drawn under all outstanding U.S. Letters of Credit (including any reinstatement of or increase in the face amount thereof which may be reflected pursuant to the terms of any U.S. Bond L/C) plus the aggregate of all U.S. Unreimbursed Amounts, including all U.S. L/C Borrowings (including all U.S. L/C Borrowings and unpaid reimbursement obligations under any U.S. Bond L/C).

“U.S. Lender” means each Lender listed on Schedule 2.1(a) and any Person that becomes a U.S. Lender pursuant to Section 6.13, in each case including such Person’s successors and permitted assigns.

“U.S. Letter of Credit” means any standby letter of credit issued under the U.S. Tranche (including the U.S. Existing Letters of Credit).  U.S. Letters of Credit may only be issued in Dollars and Canadian Dollars.

“U.S. Letter of Credit Sublimit” means an amount equal to the lesser of (a) $30,000,000 and (b) the U.S. Aggregate Commitments. The U.S. Letter of Credit Sublimit is part of, and not in addition to, the U.S. Commitments.

“U.S. Loan” means an extension of credit by a Lender to a Borrower under Article II in the form of a U.S. Committed Loan, a U.S. Swing Line Loan or a U.S. Bid Loan.

“U.S. Non-Qualified Lender” means a U.S. Lender that is not a U.S. Qualified Lender.

“U.S. Outstanding Amount” means: (a) with respect to U.S. Committed Loans (other than U.S. Fronting Loans), the aggregate outstanding Dollar Equivalent principal amount thereof after giving effect to any borrowings and repayments of U.S. Committed Loans; (b) with respect to U.S. Fronting Loans, the aggregate outstanding Dollar Equivalent principal amount thereof after giving effect to any borrowings and repayments of U.S. Fronting Loans; (c) with respect to U.S. Swing Line Loans, the aggregate outstanding Dollar Equivalent principal amount thereof after giving effect to any borrowings and repayments of U.S. Swing Line Loans; (d) with respect to U.S. Bid Loans, the aggregate outstanding principal amount thereof after giving effect to any borrowings and repayments of U.S. Bid Loans; and (e) with respect to any U.S. L/C Obligations, the aggregate outstanding Dollar Equivalent principal amount thereof after giving effect to any U.S. L/C Credit Extension occurring on such date and any other change in the outstanding amount of the U.S. L/C Obligations on such date, including as a result of any reimbursement by any U.S. Borrower of U.S. Unreimbursed Amounts.

“U.S. Qualified Lender” means, as of any date of determination, a U.S. Lender that (a) has committed hereunder to make U.S. Committed Loans in the applicable currency requested by a U.S. Borrower to be funded under the U.S. Tranche, (b) is capable of making the requested U.S. Committed Loans to the Foreign Borrower requesting such U.S. Committed Loan without the imposition of any withholding taxes and (c) to the extent the U.S. Borrower requesting U.S. Loans is a Japanese Borrower, is not a Non-Qualified Japan Lender.

“U.S. Required Lenders” means, as of any date of determination, U.S. Lenders having more than 50% of the U.S. Aggregate Commitments or, if the U.S. Aggregate Commitments have terminated, U.S. Lenders holding in the aggregate more than 50% of the U.S. Total Outstandings (with the aggregate amount of each U.S. Lender’s risk participation and funded participation in U.S. L/C Obligations, U.S. Fronting Loans and U.S. Swing Line Loans being deemed “held” by such U.S. Lender for purposes of this definition); provided that the U.S. Commitment of, and the portion of the U.S. Total Outstandings held or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of U.S. Required Lenders.

“U.S. Swing Line” means the U.S. revolving credit facility made available by the U.S. Swing Line Lenders pursuant to Section 2.5.

“U.S. Swing Line Borrowing” means a borrowing of a U.S. Swing Line Loan pursuant to Section 2.5.

“U.S. Swing Line Lender” means Bank of America and/or JPMorgan, in each case in its capacity as a provider of U.S. Swing Line Loans, or any successor in such capacity.

“U.S. Swing Line Loan” has the meaning specified in Section 2.5.1.

“U.S. Swing Line Loan Notice” means a notice of a U.S. Swing Line Borrowing pursuant to Section 2.5.2, which shall be substantially in the form of Exhibit B-1 or such other form as may be approved by U.S. Funding Agent (including any form on an electronic platform or electronic transmission system as shall be approved by U.S. Funding Agent), appropriately completed and signed by a Responsible Officer of the applicable Borrower.

“U.S. Swing Line Sublimit” means an amount equal to the lesser of (a) $80,000,000 and (b) the U.S. Aggregate Commitments.  The U.S. Swing Line Sublimit is part of, and not in addition to, the U.S. Aggregate Commitments.

“U.S. Total Outstandings” means the aggregate U.S. Outstanding Amount of all U.S. Committed Loans (including all U.S. Fronting Loans), all U.S. Swing Line Loans, all U.S. Bid Loans and all U.S. L/C Obligations.

“U.S. Tranche” means the U.S. credit facility described in Article II hereof.

“U.S. Unreimbursed Amount” means any unreimbursed amounts under Section 5.3 with respect to a U.S. Letter of Credit.

“Wholly-owned” when used in connection with any Consolidated Subsidiary of any Person shall mean a Consolidated Subsidiary of which all of the issued and outstanding shares of Equity Interests shall be owned by such Person or one or more of its Wholly-owned Consolidated Subsidiaries.

“Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers.

“Yen” and “¥” mean the lawful currency of Japan.

“Yen Aggregate Commitments” means, at any time, all of the Yen Commitments of Yen Qualified Lenders and Yen Non-Qualified Lenders, provided that the Yen Aggregate Commitments shall not include the Fronting Commitments.

“Yen Borrower” means each Borrower listed under the heading “Yen Tranche” on Schedule 2.3(c) and any other Borrower added to the Yen Tranche pursuant to Section 6.11.

“Yen Commitment” means, as to each Yen Lender, its obligation to (a) make Yen Committed Loans to Yen Borrowers pursuant to Section 4.1, (b) purchase participations in Yen Fronting Loans to the extent such Yen Lender is a Yen Non-Qualified Lender and (c) purchase participations in Yen L/C Obligations, in the Yen Equivalent aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Yen Lender’s name on the most recent Schedule 2.1(c), prepared by Global Administrative Agent or Yen Funding Agent (or if the applicable assignment occurred after such preparation, in the most recent Assignment and Assumption to which such Yen Lender is a party), as such amount may be adjusted from time to time in accordance with this Agreement.

“Yen Committed Borrowing” means a borrowing consisting of simultaneous Yen Committed Loans of the same Type and, in the case of Eurocurrency Rate Loans, having the same Interest Period made by each Yen Lender (other than the applicable Yen Non-Qualified Lenders) pursuant to Section 4.1.

“Yen Committed Loan” has the meaning specified in Section 4.1, and shall include any Yen Fronting Loans made in connection with a Yen Committed Borrowing.

“Yen Committed Loan Notice” means a notice of (a) a Yen Committed Borrowing, (b) a conversion of Yen Committed Loans from one Type to the other or (c) a continuation of Eurocurrency Rate Committed Loans, pursuant to Section 4.3.1, which shall be substantially in the form of Exhibit A-3 or such other form as may be approved by Yen Funding Agent (including any form on an electronic platform or electronic transmission system as shall be approved by Yen Funding Agent), appropriately completed and signed by a Responsible Officer of the applicable Borrower.

“Yen Credit Exposure” means, for any Yen Lender at any time, the aggregate Yen Outstanding Amount of all Yen Committed Loans (other than Yen Fronting Loans) of such Yen Lender plus such Yen Lender’s Applicable Tranche Percentage of the Yen Outstanding Amount of all Yen L/C Obligations plus, as to any Yen Non-Qualified Lenders, the Yen Outstanding Amount of such Yen Lender’s participation in all applicable Yen Fronting Loans.

“Yen Credit Extension” means each of the following: (a) a Yen Committed Borrowing, and (b) a Yen L/C Credit Extension.

“Yen Equivalent” means, at any time, (a) with respect to any amount denominated in Yen, such amount, and (b) with respect to any amount denominated in any Alternative Currency under the Yen Tranche, the equivalent amount thereof in Yen as determined by Yen Funding Agent or the applicable Yen L/C Issuer, as the case may be, at such time on the basis of the Spot Rate (as of the most recent Revaluation Date) for the purchase of Yen with such Alternative Currency.

“Yen Existing Letters of Credit” means the letters of credit outstanding on the date hereof and described on Schedule 2.4(c).

“Yen Fronting Loan” has the meaning specified in Section 4.2.1.

“Yen Funding Agent” means SMBC, in its capacity as Yen funding agent under the Loan Documents, or any successor in such capacity.

“Yen Funding Agent’s Office” means, with respect to the Yen Tranche, Yen Funding Agent’s Office address and, as appropriate, account as set forth on Schedule 14.2 with respect to the Yen Tranche, or (subject to Section 14.2.5) such other address or account with respect to the Yen Tranche as Yen Funding Agent may from time to time notify to Prologis, Global Administrative Agent, the other Funding Agents and Yen Lenders.

“Yen L/C Borrowing” means an extension of credit resulting from a drawing under any Yen Letter of Credit which has not been reimbursed on the date when made or refinanced as a Yen Committed Borrowing.  All Yen L/C Borrowings shall be denominated in Yen.

“Yen L/C Credit Extension” means, with respect to any Yen Letter of Credit, the issuance thereof, the extension of the expiry date thereof or the increase of the amount thereof.

“Yen L/C Issuers” means SMBC, in its individual capacity as a bank issuing Letters of Credit hereunder, and any other Yen Lender, in its individual capacity, approved by Global Administrative Agent and Yen Funding Agent, that agrees to issue Yen Letters of Credit hereunder, including each issuer of a Yen Existing Letter of Credit; and “Yen L/C Issuer” means any one of Yen L/C Issuers.

“Yen L/C Obligations” means, as at any date of determination, the aggregate amount available to be drawn under all outstanding Yen Letters of Credit plus the aggregate of all Yen Unreimbursed Amounts, including all Yen L/C Borrowings.

“Yen Lender” means each Lender listed on Schedule 2.1(c) and any Person that becomes a Yen Lender pursuant to Section 6.13, in each case including such Person’s successors and permitted assigns; provided that such Person and its permitted successors or assigns in each case is a Qualified Institutional Investor who does not come under the definition of “money lender” under paragraph 2 of article 2 of Money Lending Business Act (Kashikin Gyo Hou, Act No. 32 of 1983, as amended).

“Yen Letter of Credit” means any standby letter of credit issued under the Yen Tranche (including the Yen Existing Letters of Credit).  Yen Letters of Credit may only be issued in Yen.

“Yen Letter of Credit Sublimit” means an amount equal to the lesser of (a) ¥2,150,000,000 and (b) the Yen Aggregate Commitments.  The Yen Letter of Credit Sublimit is part of, and not in addition to, the Yen Aggregate Commitments.

“Yen Non-Qualified Lender” means a Yen Lender that is not a Yen Qualified Lender.

“Yen Outstanding Amount” means: (a) with respect to Yen Committed Loans (other than Yen Fronting Loans), the aggregate outstanding Yen Equivalent principal amount thereof after giving effect to any borrowings and repayments of Yen Committed Loans; (b) with respect to Yen Fronting Loans, the aggregate outstanding Yen Equivalent principal amount thereof after giving effect to any borrowings and repayments of Yen Fronting Loans; and (c) with respect to any Yen L/C Obligations, the aggregate outstanding Yen Equivalent principal amount thereof after giving effect to any Yen L/C Credit Extension occurring on such date and any other change in the outstanding amount of the Yen L/C Obligations on such date, including as a result of any reimbursement by any Yen Borrower of Yen Unreimbursed Amounts.

“Yen Qualified Lender” means, as of any date of determination, a Yen Lender that (a) has committed hereunder to make Yen Committed Loans in the applicable currency requested by a Yen Borrower to be funded under the Yen Tranche, (b) is capable of making the requested Yen Committed Loans to the applicable Foreign Borrower requesting such Yen Committed Loan without the imposition of any withholding taxes, (c) has not provided written notice to Global Administrative Agent and Yen Funding Agent that it cannot make Yen Committed Loans that are ABR Rate Loans; provided that if a Lender fails to constitute a Yen Qualified Lender solely because it fails to meet clause (c), such Lender shall be considered a Yen Qualified Lender for all purposes other than a request for a Yen Committed Borrowing consisting of ABR Rate Loans, and (d) to the extent the Yen Borrower requesting Yen Committed Loans is a Japanese Borrower, is not a Non-Qualified Japan Lender.

“Yen Required Lenders” means, as of any date of determination, Yen Lenders having more than 50% of the Yen Aggregate Commitments or, if the Yen Aggregate Commitments have terminated, Yen Lenders holding in the aggregate more than 50% of the Yen Total Outstandings (with the aggregate amount of each Yen Lender’s risk participation and funded participation in Yen L/C Obligations and Yen Fronting Loans being deemed “held” by such Yen Lender for purposes of this definition); provided that the Yen Commitment of, and the portion of the Yen Total

Outstandings held or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of Yen Required Lenders.

“Yen Total Outstandings” means the aggregate Yen Outstanding Amount of all Yen Committed Loans (including all Yen Fronting Loans) and all Yen L/C Obligations.

“Yen Tranche” means the Yen credit facility as described in Article IV hereof.

“Yen Unreimbursed Amount” means any unreimbursed amounts under Section 5.3 with respect to a Yen Letter of Credit.

Section 1.2Other Interpretive Provisions

.  With reference to this Agreement and each other Loan Document, unless otherwise specified herein or in such other Loan Document:

(a)The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined.  Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms.  The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.”  The word “will” shall be construed to have the same meaning and effect as the word “shall.”  Unless the context requires otherwise, (i) any definition of or reference to any agreement, instrument or other document (including any Organization Document) shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein or in any other Loan Document), (ii) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (iii) the words “herein,” “hereof” and “hereunder,” and words of similar import when used in any Loan Document, shall be construed to refer to such Loan Document in its entirety and not to any particular provision thereof, (iv) all references in a Loan Document to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, the Loan Document in which such references appear, (v) any reference to any law shall include all statutory and regulatory provisions consolidating, amending, replacing or interpreting such law and any reference to any law or regulation shall, unless otherwise specified, refer to such law or regulation as amended, modified or supplemented from time to time, and (vi) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

(b)In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including;” the words “to” and “until” each mean “to but excluding;” and the word “through” means “to and including.”

(c)Section headings herein and in the other Loan Documents are included for convenience of reference only and shall not affect the interpretation of this Agreement or any other Loan Document.

Section 1.3Accounting Terms.

Section 1.3.1Generally.  All accounting and financial terms not specifically or completely defined herein shall be construed in conformity with, and all financial data (including financial ratios and other financial calculations) required to be submitted pursuant to this Agreement shall be prepared in conformity with, GAAP applied on a consistent basis, as in effect from time to time, applied in a manner consistent with that used in preparing the Audited Financial Statements, except as otherwise specifically prescribed herein.

Section 1.3.2Changes in GAAP.  If at any time any change in GAAP would affect the computation of any financial ratio or requirement set forth in any Loan Document, and either Prologis or the Required Lenders shall so request, Global Administrative Agent, Lenders and Prologis shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP (subject to the approval of the Required Lenders); provided that, until so amended, (a) such ratio or requirement shall continue to be computed in accordance with GAAP prior to such change therein and (b) Prologis shall provide to Global Administrative Agent and each Lender financial statements and other documents required under this Agreement or as reasonably requested hereunder setting forth a reconciliation between calculations of such ratio or requirement made before and after giving effect to such change in GAAP. Notwithstanding any other provision contained in the Loan Documents, the definitions set forth in the Loan Documents and any financial covenants or other financial calculations set forth in the Loan Documents shall be computed to exclude any change to lease accounting rules from those in effect pursuant to

Financial Accounting Standards Board Accounting Standards Codification 840 (Leases) and other related lease accounting guidance as in effect as of the date of the Audited Financial Statements.

Section 1.3.3Consolidation of Variable Interest Entities.  All references herein to consolidated financial statements of the Companies or to the determination of any amount for the Companies on a consolidated basis or any similar reference shall, in each case, be deemed to include each variable interest entity that Prologis is required to consolidate pursuant to FASB Interpretation No. 46 – Consolidation of Variable Interest Entities: an interpretation of ARB No. 51 (January 2003) as if such variable interest entity were a Consolidated Subsidiary as defined herein.

Section 1.3.4Property Funds.  Notwithstanding the foregoing, in the event of a change in GAAP resulting in Property Funds being treated as Consolidated Subsidiaries under GAAP, such Property Funds shall continue to be considered Unconsolidated Affiliates.

Section 1.4Exchange Rates; Currency Equivalents.

(a)Global Administrative Agent, the applicable Funding Agent or the applicable L/C Issuer, as applicable, shall determine the Spot Rates as of each Revaluation Date to be used for calculating the Dollar Equivalent amount, the Euro Equivalent amount and the Yen Equivalent amount of Credit Extensions and any Credit Extensions denominated in the Alternative Currency of each applicable Tranche.  Such Spot Rates shall become effective as of such Revaluation Date and shall be the Spot Rates employed in converting any amounts between the applicable currencies until the next Revaluation Date.

(b)Wherever in this Agreement in connection with a Committed Borrowing, conversion, continuation or prepayment of a Eurocurrency Rate Loan or a TIIE Rate Loan, or the issuance, amendment or extension of a Letter of Credit or a Swing Line Loan, an amount (such as a required minimum or multiple amount) is expressed in a Primary Currency of the applicable Tranche, but such Committed Borrowing, Eurocurrency Rate Loan, TIIE Rate Loan, Letter of Credit or Swing Line Loan is denominated in an Alternative Currency, such amount shall be the relevant Foreign Currency Equivalent of such Primary Currency amount (rounded to the nearest unit of such Foreign Currency, with 0.0001 of a unit being rounded upward), as determined by the applicable Funding Agent on the applicable Revaluation Date under and in accordance with the provisions of this Agreement.

Section 1.5Additional Alternative Currencies.

Prologis may from time to time request that Credit Extensions be made in a currency other than those specifically listed in the definition of “Alternative Currency;” provided that such requested currency is a lawful currency (and in no event the currency of a Sanctioned Country) that is readily available and freely transferable and convertible into Dollars (in the case of the U.S. Tranche), Euros (in the case of the Euro Tranche) and Yen (in the case of the Yen Tranche).  In the case of any such request with respect to the making of any Credit Extensions, such request shall be subject to the approval of Global Administrative Agent, the applicable Funding Agent, the applicable L/C Issuer (but only to the extent Letters of Credit may be issued in such Alternative Currency), the applicable Swing Line Lender (but only to the extent Swing Line Loans may be made in such Alternative Currency), and the applicable Tranche Required Lenders. If Global Administrative Agent, the applicable Funding Agent, the applicable L/C Issuer, the applicable Swing Line Lender, and the applicable Tranche Required Lenders consent to making Credit Extensions in a requested currency, such currency shall thereupon be deemed to be an Alternative Currency hereunder. Global Administrative Agent shall promptly notify Prologis and Lenders of the disposition of any request for an additional currency under this Section 1.5.  If Global Administrative Agent, the applicable Funding Agent, the applicable L/C Issuer, the applicable Swing Line Lender, and the applicable Tranche Required Lenders consent to making Credit Extensions in such requested currency and Global Administrative Agent, the applicable Funding Agent, and the applicable Tranche Required Lenders reasonably determine that an appropriate interest rate is available to be used for such requested currency, Global Administrative Agent shall so notify Prologis and (i) Global Administrative Agent, the applicable Funding Agent, Prologis and the applicable Tranche Required Lenders may amend the definition of Daily Floating Rate or Eurocurrency Rate to the extent necessary to add the applicable rate for such currency and any applicable adjustment for such rate and (ii) to the extent the definition of Daily Floating Rate or Eurocurrency Rate, as applicable, has been amended to reflect the appropriate rate for such currency, such currency shall thereupon be deemed for all purposes to be an Alternative Currency for purposes of any Credit Extension.

Section 1.6Change of Currency.

(a)Each obligation of Borrowers to make a payment denominated in the national currency unit of any member state of the European Union that adopts the Euro as its lawful currency after the date hereof shall be redenominated into Euro at the time of such adoption (in accordance with the EMU Legislation).  If, in relation to the currency of any such member state, the basis of accrual of interest expressed in this Agreement in respect of that currency shall be inconsistent with any convention or practice in the London interbank market for the basis of accrual of interest in respect of the Euro, such expressed basis shall be replaced by such convention or practice with effect from the date on which such member state adopts the Euro as its lawful currency; provided that if any Committed Borrowing in the currency of such member state is outstanding immediately prior to such date, such replacement shall take effect, with respect to such Committed Borrowing, at the end of the then current Interest Period.

(b)Each provision of this Agreement shall be subject to such reasonable changes of construction as Global Administrative Agent (in consultation with any other relevant Agent and, to the extent a Default does not exist, Prologis) may from time to time specify to be appropriate to reflect the adoption of the Euro by any member state of the European Union and any relevant market conventions or practices relating to the Euro.

(c)Each provision of this Agreement also shall be subject to such reasonable changes of construction as Global Administrative Agent (in consultation with any other relevant Agent and, to the extent a Default does not exist, Prologis) may from time to time specify to be appropriate to reflect a change in currency of any other country and any relevant market conventions or practices relating to such change in currency.

Section 1.7Times of Day

.  Unless otherwise specified, all references herein to times of day shall be references to United States Central time (daylight or standard, as applicable).

Section 1.8Determination of Letter of Credit Amounts and Whether a Letter of Credit is Outstanding.

(a)Unless otherwise specified herein, the amount of a Letter of Credit at any time shall be deemed to be the Dollar Equivalent for the U.S. Tranche of the stated amount of such U.S. Letter of Credit in effect at such time; the Euro Equivalent for the Euro Tranche of the stated amount of such Euro Letter of Credit in effect at such time; and the Yen Equivalent for the Yen Tranche of the stated amount of such Yen Letter of Credit in effect at such time; provided that with respect to any Letter of Credit that, by its terms or the terms of any Issuer Document related thereto, provides for one or more automatic increases in the stated amount thereof, the amount of such Letter of Credit shall be deemed to be the Dollar Equivalent for the U.S. Tranche, the Euro Equivalent for the Euro Tranche and the Yen Equivalent for the Yen Tranche of the maximum stated amount of such Letter of Credit after giving effect to all such increases, whether or not such maximum stated amount is in effect at such time.

(b)For all purposes of this Agreement, if on any date of determination a Letter of Credit has expired by its terms but any amount may still be drawn thereunder by reason of the operation of Rule 3.14 of the ISP, such Letter of Credit shall be deemed to be “outstanding” in the amount so remaining available to be drawn.

Section 1.9Interest Rates

.  Global Administrative Agent and Funding Agents do not warrant, nor accept responsibility, nor shall Global Administrative Agent nor any Funding Agent have any liability with respect to the administration, submission or any other matter related to the rates with respect to any additional Alternative Currency or in the definition of “Eurocurrency Rate”, “Daily Floating Eurocurrency Rate”, “Daily Floating SONIA Rate”, “SONIA” or “TIIE Rate” or any rate (including for the avoidance of doubt, the selection of such rate and any related spread or other adjustment) that is an alternative or replacement for or successor to any of such rate (including any successor rate) or the effect of any of the foregoing.

ARTICLE II
U.S. COMMITMENTS and U.S. Credit Extensions

Section 2.1U.S. Committed Loans

.  Subject to the terms and conditions set forth herein, each U.S. Lender severally agrees to make loans (each such loan, a “U.S. Committed Loan”) to each U.S. Borrower in Dollars or in one or more Alternative Currencies of the U.S. Tranche, subject to Section 2.2, from time to time, on any Business Day during the Availability Period, under the U.S. Tranche, in an aggregate amount not to exceed at any time outstanding the amount of such U.S. Lender’s U.S. Commitment; provided that after giving effect to any U.S. Committed Borrowing, (a) the U.S. Total Outstandings shall not exceed the U.S. Aggregate Commitments and (b) the U.S. Credit Exposure of any U.S. Lender shall not exceed such U.S. Lender’s U.S. Commitment.  Within the limits of each U.S. Lender’s U.S. Commitment, U.S. Borrowers may borrow under this Section 2.1, prepay under Section 2.6 and reborrow under this Section 2.1.  U.S. Committed Loans denominated in Dollars may be Base Rate Loans, Daily Floating Eurocurrency Rate Loans, or Eurocurrency Rate Committed Loans; U.S. Committed Loans denominated in Canadian Dollars may be CDOR Rate Loans; U.S. Committed Loans denominated in Pesos may be TIIE Rate Loans; U.S. Committed Loans denominated in Sterling may be Daily Floating SONIA Rate Loans; and U.S. Committed Loans denominated in any other Alternative Currency may be Eurocurrency Rate Committed Loans, as further provided herein.  U.S. Committed Loans denominated in Pesos may only be requested by a Domestic Borrower under the U.S. Tranche.

Section 2.2U.S. Fronting Loans.

Section 2.2.1U.S. Fronting Loans.  Subject to the terms and conditions set forth in this Section 2.2, upon a request for a U.S. Committed Borrowing in an Alternative Currency or to a Foreign Borrower in compliance with Section 2.1, each Fronting Lender agrees, subject to the limitations set forth below, to fund its Fronting Portion of such U.S. Committed Borrowing in the requested currency with respect to such U.S. Committed Borrowing and in the amount of each U.S. Non-Qualified Lender’s Applicable Tranche Percentage for such U.S. Committed Borrowing (each a “U.S. Fronting Loan”), notwithstanding the fact that, after giving effect to such funding, all U.S. Fronting Loans of such Fronting Lender, when aggregated with the U.S. Credit Exposure of such Fronting Lender, may exceed the amount of such Fronting Lender’s U.S. Commitment; provided that (a) after giving effect to any U.S. Fronting Loan, the aggregate Dollar Equivalent amount of all Fronting Loans funded by such Fronting Lender shall not exceed the Fronting Commitment of such Fronting Lender, and (b) such Fronting Lender shall not be a U.S. Non-Qualified Lender for purposes of such U.S. Committed Borrowing. Immediately upon the making of a U.S. Fronting Loan, the applicable U.S. Non-Qualified Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from such Fronting Lender a risk participation in 100% of such U.S. Fronting Loan.  The obligation of each U.S. Non-Qualified Lender to make U.S. Committed Loans in an Alternative Currency or to a Foreign Borrower under Section 2.1 shall be satisfied by its purchase of a risk participation in the applicable U.S. Fronting Loan; it being understood that no U.S. Non-Qualified Lender shall be responsible for, or be deemed to be a Defaulting Lender or otherwise in breach of this Agreement as a result of, the failure by a Fronting Lender to make a Fronting Loan in which such U.S. Non-Qualified Lender is to purchase a risk participation.  Notwithstanding any other provision herein, no more than five Credit Extensions that utilize U.S. Fronting Loans shall be made during any calendar month.

Section 2.2.2Election of Fronting Lenders.

(a)(a) Upon a request for a U.S. Committed Borrowing in accordance with Section 2.3 in an Alternative Currency or to a Foreign Borrower with respect to which there are U.S. Non-Qualified Lenders, there shall be a Fronting Lender Election.  If, based on the limitations set forth in the proviso to the first sentence of Section 2.2.1 or the last two sentences of Section 2.2.2(b) (the “U.S. Fronting Limitations”), the Fronting Commitments are not sufficient to fund all of the requested U.S. Fronting Loans in such Alternative Currency or to such Foreign Borrower, then the applicable U.S. Borrower shall, within one Business Day after notice by U.S. Funding Agent of such insufficiency, decrease the amount of the requested U.S. Committed Borrowing to the amount that would result in utilization of the maximum available Fronting Commitments, subject to the U.S. Fronting Limitations and, if applicable, after giving effect to the following sentence.  If one or more U.S. Lenders are U.S. Non-Qualified Lenders solely because such U.S. Lenders are not capable of making requested U.S. Committed Loans to a Foreign Borrower without the imposition of withholding taxes (each a “U.S. Specified Lender”), such Borrower may, within one Business Day after notice by U.S. Funding Agent of the insufficiency, notify U.S. Funding Agent that it will accept responsibility for such withholding taxes with respect to such U.S. Committed Borrowing, in which case (i) U.S. Funding Agent and the Fronting Lenders shall allocate the available Fronting Commitments (A) first, to cover any portion of such Borrowing that will not be funded by a U.S. Lender because it is a Non-Qualified Lender for a reason other than potential withholding taxes and (B) then, to cover the remaining amount of such Borrowing, in each case up to the maximum available Fronting Commitments, subject to the U.S. Fronting Limitations, (ii) the participations in any Fronting Loans made pursuant to clause (i)(B) above shall be allocated among the U.S. Specified Lenders pro rata according to their respective U.S. Commitments, (iii) each U.S. Specified Lender shall fund its pro rata share of such Borrowing to the extent not funded by the Fronting Lenders and (iv) such Borrower shall pay or reimburse each U.S. Specified Lender for any withholding tax arising from such Borrowing in accordance with Section 7.1.

(b)Each Non-Qualified Japan Lender with respect to the U.S. Tranche (i) represents and warrants to each applicable Fronting Lender that (A) the purchase of a risk participation in such Fronting Loan by such Non-Qualified Japan Lender and (B) the funding of such risk participation in such Fronting Loan by such Non-Qualified Japan Lender will not violate any applicable Law (including any Law of Japan), and (ii) agrees to indemnify such Fronting Lender for all losses, claims, damages, liabilities and related expenses (including the reasonable fees, charges and disbursements of any counsel for such Fronting Lender) incurred by such Fronting Lender or asserted against such Fronting Lender arising from any Fronting Loan made by such Fronting Lender pursuant to Section 2.2.1.  Without limiting the foregoing, no Fronting Lender shall be obligated to make any Fronting Loan pursuant to Section 2.2.1 if such Fronting Lender determines that any representation or warranty of the applicable Non-Qualified Japan Lender in clause (i) of the preceding sentence is not accurate. Notwithstanding the foregoing provisions of this Section 2.2.2(b), no Fronting Lender shall make a Fronting Loan in which a Non-Qualified Japan Lender would be required to purchase a risk participation if such Non-Qualified Japan Lender has notified such Fronting Lender at least two Business Days prior to the proposed date of borrowing (with copies to U.S. Funding Agent and Prologis) that, as a result of a Change in Law, such Lender cannot make the representation and warranty set forth in the first sentence of this Section 2.2.2(b).

Section 2.2.3Refinancing of the U.S. Fronting Loans.

(a)(i)On the Trigger Date, the outstanding principal amount of U.S. Committed Loans denominated in an Alternative Currency (other than an Alternative Currency denominated in Euro, Sterling, Yen, or Canadian Dollars) shall be converted to Dollars at the Dollar Equivalent thereof based on the Spot Rate as of the Trigger Date, but only if any portion of such U.S. Committed Loans is funded with a U.S. Fronting Loan.  Once converted to Dollars pursuant to the foregoing sentence, such U.S. Committed Loans shall be denominated in Dollars for all purposes of this Agreement.  After giving effect to such conversion, on the Trigger Date or as soon as practicable thereafter, U.S. Funding Agent shall notify each U.S. Non-Qualified Lender of its obligation to fund its participation in each applicable U.S. Fronting Loan.  Each applicable U.S. Non-Qualified Lender shall make the amount of its participation in each applicable U.S. Fronting Loan specified in such notice available to U.S. Funding Agent in Same Day Funds for the account of the applicable Fronting Lender at U.S. Funding Agent’s Office for payments in the same currency as the applicable U.S. Fronting Loan (after giving effect to the conversion described above in this clause (i)) not later than 1:00 p.m. on the Business Day specified in such notice.  The applicable Borrower shall indemnify each applicable Agent and Lender for any loss, cost or expense incurred by such Agent or Lender in connection with any conversion of U.S. Committed Loans pursuant to this clause (i), together with any amounts owed pursuant to Section 7.5.

(ii)To the extent that a U.S. Non-Qualified Lender that has a risk participation in a U.S. Fronting Loan assigns all or part of its interest in such risk participation under Section 14.6 to a U.S. Qualified Lender for purposes of such U.S. Fronting Loan, then such U.S. Qualified Lender shall make the amount of its assigned participation in such U.S. Fronting Loan available to U.S. Funding Agent in Same Day Funds for the account of the applicable Fronting Lender at U.S. Funding Agent’s Office for payments in the same currency as the applicable U.S. Fronting Loan not later than 1:00 p.m. on  the third Business Day following the effective date of the assignment.

(b)If any applicable U.S. Lender fails to make available to any Fronting Lender any amount required to be paid by such U.S. Lender pursuant to the foregoing provisions of this Section 2.2.3 by the time specified in Section 2.2.3(a), such Fronting Lender shall be entitled to recover from such U.S. Lender (acting through U.S. Funding Agent), on demand, such amount in the same currency as the applicable U.S. Fronting Loan with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to such Fronting Lender at a rate per annum equal to the applicable Overnight Rate from time to time in effect.  A certificate of a Fronting Lender submitted to any applicable U.S. Lender (through U.S. Funding Agent) with respect to any amount owing under this clause (b) shall be conclusive absent manifest error.

(c)Each applicable U.S. Lender’s obligation to purchase and fund risk participations in U.S. Fronting Loans pursuant to this Section 2.2.3 shall be absolute and unconditional and shall not be affected by any circumstance, including (i) any setoff, counterclaim, recoupment, defense or other right which such U.S. Lender may have against the applicable Fronting Lender, any U.S. Borrower or any other Person for any reason whatsoever, (ii) the occurrence or continuance of a Default or (iii) any other occurrence, event or condition, whether or not similar to any of the foregoing.  No such funding of risk participations shall relieve or otherwise impair the obligation of any U.S. Borrower to repay any Fronting Lender, together with interest as provided herein.

(d)At any time after any U.S. Lender has purchased and funded a risk participation in a U.S. Fronting Loan, if the applicable Fronting Lender receives any payment on account of such U.S. Fronting Loan, such Fronting Lender will distribute to such U.S. Lender such payment (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such U.S. Lender’s participation was funded) in the same funds and currency as those received by such Fronting Lender.

(e)If any payment received by any Fronting Lender (and paid to a U.S. Lender) in respect of principal of or interest on any U.S. Fronting Loan is required to be returned by such Fronting Lender under any of the circumstances described in Section 14.5 (including pursuant to any settlement entered into by such Fronting Lender in its discretion), such U.S. Lender shall pay to such Fronting Lender in the applicable currency of such Fronting Loan the amount of such payment in respect of such U.S. Fronting Loan on demand of U.S. Funding Agent, plus interest thereon from the date of such demand to the date such amount is returned, at a rate per annum equal to the applicable Overnight Rate.  U.S. Funding Agent will make such demand upon the request of the applicable Fronting Lender.  The obligations of the applicable U.S. Lenders under this clause shall survive the payment in full of the Obligations and the termination of this Agreement.

Section 2.2.4Payments for Account of the applicable Fronting Lender.  Notwithstanding any other provision of this Agreement, until the applicable U.S. Lender funds its risk participation pursuant to this Section 2.2 to refinance such U.S. Lender’s applicable U.S. Fronting Loan, all payments made hereunder in respect of the portion of any U.S. Committed Loan that was funded in part by a Fronting Lender shall be solely for the account of the applicable Fronting Lender.

Section 2.2.5Defaulting Lender.  Notwithstanding the foregoing, no Fronting Lender shall be required to make a U.S. Fronting Loan with respect to which there is a U.S. Non-Qualified Lender that is a Defaulting Lender at the time of the receipt by U.S. Funding Agent of the applicable U.S. Committed Loan Notice or at any time prior to the funding of such U.S. Fronting Loan.  In addition, to the extent (a) a U.S. Fronting Loan is outstanding, (b) a U.S. Non-Qualified Lender becomes a Defaulting Lender and (c) the applicable Fronting Lender makes a demand for repayment to the applicable U.S. Borrower, then such U.S. Borrower shall repay such U.S. Fronting Loan (i) on or before the earlier of (A) 30 days following receipt of such demand or (B) the fifth day following the last day of the applicable Interest Period ending after receipt of such demand or (ii) if no Interest Period is in effect with respect to such U.S. Fronting Loan, within ten days following receipt of such demand.  If any such U.S. Fronting Loan is not repaid in full on the last day of an Interest Period (if applicable or required under clause (i)(B) above), subject to Section 6.4.2, such U.S. Fronting Loan shall bear interest at the Money Market Rate plus the Applicable Margin until such payment is made hereunder.

Section 2.3U.S. Committed Borrowings, Conversions and Continuations of U.S. Committed Loans.

Section 2.3.1Procedures for U.S. Committed Borrowings.  Each U.S. Committed Borrowing, each conversion of U.S. Committed Loans denominated in Dollars from one Type of Dollar-denominated Loans to the other, and each continuation of Eurocurrency Rate Committed Loans or TIIE Rate Loans shall be made upon the requesting U.S. Borrower’s irrevocable notice to U.S. Funding Agent, which may be given by (A) telephone, or (B) a U.S. Committed Loan Notice; provided that any telephonic notice must be confirmed immediately by delivery to U.S. Funding Agent of a U.S. Committed Loan Notice.  Each such notice must be received by U.S. Funding Agent not later than (a) 11:00 a.m. three Business Days prior to the requested date of any U.S. Committed Borrowing of, conversion to or continuation of Eurocurrency Rate Committed Loans (other than a U.S. Committed Borrowing denominated in Yen) or Daily Floating SONIA Rate Loans, (b) 11:00 a.m. four Business Days prior to the requested date of any U.S. Committed Borrowing denominated in Yen or any continuation of Eurocurrency Rate Committed Loans denominated in Yen, (c) 11:00 a.m. three Business Days prior to the requested date of any U.S. Committed Borrowing of or continuation of TIIE Rate Loans, (d) 11:00 a.m. on the Business Day of the requested date of any U.S. Committed Borrowing of Base Rate Committed Loans or of any conversion of Eurocurrency Rate Committed Loans denominated in Dollars to Base Rate Committed Loans and (e) 1:00 p.m. on the Business Day of the requested date of any Daily Floating Eurocurrency Rate Loan or any conversion to Daily Floating Eurocurrency Rate Loans.  Each U.S. Committed Borrowing of, conversion to or continuation of Eurocurrency Rate Committed Loans and each U.S. Committed Borrowing of or continuation of TIIE Rate Loans shall be in a principal amount permitted by Section 6.1.1.  Except as provided in Sections 5.3 and 2.5.3, each U.S. Committed Borrowing of or conversion to Base Rate Committed Loans and each U.S. Committed Borrowing of Daily Floating Rate Loans shall be in a principal amount permitted by Section 6.1.1.  Each U.S. Committed Loan Notice shall specify (i) the jurisdiction of the applicable U.S. Borrower and whether such Borrower is a Foreign Borrower, (ii) whether such U.S. Borrower is requesting a U.S. Committed Borrowing, a conversion of U.S. Committed Loans denominated in Dollars from one Type of Dollar-denominated Loans to the other, or a continuation of Eurocurrency Rate Committed Loans or TIIE Rate Loans, (iii) the requested date of the U.S. Committed Borrowing, conversion or continuation, as the case may be (which shall be a Business Day), (iv) the principal amount of U.S. Committed Loans to be borrowed, converted or continued, (v) the Type of U.S. Committed Loans to be borrowed or to which existing U.S. Committed Loans denominated in Dollars are to be converted, (vi) if applicable, the duration of the Interest Period with respect thereto and (vii) the currency of the U.S. Committed Loans to be borrowed or continued.  If the requesting U.S. Borrower fails to specify a currency in a U.S. Committed Loan Notice requesting a U.S. Committed Borrowing, then the U.S. Committed Loans so requested shall be made in Dollars.  If the requesting U.S. Borrower fails to specify a Type of U.S. Committed Loan in a U.S. Committed Loan Notice or if the requesting U.S. Borrower fails to give a timely notice requesting a continuation, then the applicable U.S. Committed Loans shall be made as, or converted to, Base Rate Committed Loans; provided that in the case of a failure to timely request a continuation of U.S. Committed Loans denominated in an Alternative Currency of the U.S. Tranche, such U.S. Committed Loans shall be continued as Eurocurrency Rate Committed Loans or TIIE Rate Loans, as applicable, in their original currency with an Interest Period of one month or 28 days, as applicable or Daily Floating SONIA Rate Loans (if the requested currency is Sterling)  Any automatic conversion to Base Rate Committed Loans shall be effective as of the last day of the Interest Period then in effect with respect to the applicable Eurocurrency Rate Committed Loans.  If the requesting U.S. Borrower requests a U.S. Committed Borrowing of, conversion to or continuation of Eurocurrency Rate Committed Loans or TIIE Rate Loans in any such U.S. Committed Loan Notice, but fails to specify an Interest Period, it will be deemed to have specified an Interest Period of one month or 28 days, as applicable.  No U.S. Committed Loan may be converted into or continued as a U.S. Committed Loan denominated in a different currency, but instead must be repaid in the original currency of such U.S. Committed Loan and reborrowed in the other currency.

Section 2.3.2Funding of U.S. Committed Loans.  Following receipt of a U.S. Committed Loan Notice, U.S. Funding Agent shall promptly notify each U.S. Lender of the amount and currency of its Applicable Tranche Percentage of the applicable U.S. Committed Borrowing, and if no timely notice of a conversion or continuation is provided by the applicable U.S. Borrower, U.S. Funding Agent shall notify each U.S. Lender of the details of any automatic conversion to Base Rate Committed Loans or continuation of U.S. Committed Loans denominated in a currency other than Dollars, in each case as described in Section 2.3.1.  In the case of a U.S. Committed Borrowing, each U.S. Qualified Lender and the applicable Fronting Lender, if any, shall make the amount of its U.S. Committed Loan available to U.S. Funding Agent in Same Day Funds at U.S. Funding Agent’s Office for the applicable currency not later than 1:00 p.m., in the case of any U.S. Committed Loan denominated in Dollars (other than Daily Floating Eurocurrency Rate Loans) and not later than 3:00 p.m. in the case of any Daily Floating Eurocurrency Rate Loans, and not later than the Applicable Time specified by U.S. Funding Agent in the case of any U.S. Committed Loan in an Alternative Currency under the U.S. Tranche, in each case on the Business Day specified in the applicable U.S. Committed Loan Notice.  Upon satisfaction of the applicable conditions set forth in Section 8.2 (and, if such U.S. Committed Borrowing is the initial Credit Extension, Section 8.1), U.S. Funding Agent shall make all funds so received available to the applicable U.S. Borrower in like funds as received by U.S. Funding Agent either by (a) crediting the account of such U.S. Borrower on the books of U.S. Funding Agent with the amount of such funds or (b) wire transfer of such funds, in each case in accordance with instructions provided to (and reasonably acceptable to) U.S. Funding Agent by such U.S. Borrower; provided that if, on the date the U.S. Committed Loan Notice with respect to such U.S. Committed Borrowing denominated in Dollars is given by such U.S. Borrower, such U.S. Borrower has outstanding U.S. L/C Borrowings, then the proceeds of such U.S. Committed Borrowing, first, shall be applied to the payment in full of such U.S. L/C Borrowings, and, second, shall be made available to the applicable U.S. Borrower as provided above.

Section 2.3.3Certain Continuations and Conversions.  Except as otherwise provided herein, a Eurocurrency Rate Committed Loan and a TIIE Rate Loan may be continued or converted only on the last day of an Interest Period for such Eurocurrency Rate Committed Loan or TIIE Rate Loan, as applicable.  During the existence of an Event of Default, the U.S. Required Lenders may, at their option, by notice to the U.S. Borrowers (which notice may be revoked at the option of the U.S. Required Lenders notwithstanding any provision of Section 14.1) declare that (a) no U.S. Loans denominated in Dollars may be requested as, converted to or continued as Eurocurrency Rate Committed Loans or a Daily Floating Eurocurrency Rate Loan, and (b) no U.S. Loans denominated in an Alternative Currency may be requested or continued as Eurocurrency Rate Committed Loans or TIIE Rate Loans, other than as Eurocurrency Rate Committed Loans or TIIE Rate Loans, as applicable, with an Interest Period of one month or 28 days, as applicable.

Section 2.3.4Notice of Rates.  U.S. Funding Agent shall promptly notify the applicable U.S. Borrower and U.S. Lenders of the interest rate applicable to any Interest Period for Eurocurrency Rate Committed Loans upon determination of such interest rate.  At any time that Base Rate Loans are outstanding, U.S. Funding Agent shall notify the applicable U.S. Borrower and U.S. Lenders of any change in U.S. Funding Agent’s “prime rate” used in determining the Base Rate promptly following the public announcement of such change.

Section 2.3.5Number of Interest Periods.  After giving effect to all U.S. Committed Borrowings, all conversions of U.S. Committed Loans denominated in Dollars from one Type of Dollar-denominated Loans to the other, and all continuations of U.S. Committed Loans as the same Type, there shall not be more than 12 Interest Periods in effect with respect to U.S. Committed Loans.

Section 2.4U.S. Letters of Credit

.  Subject to the terms and conditions set forth herein, (a) each U.S. L/C Issuer agrees, in reliance upon the agreements of U.S. Lenders set forth in this Section 2.4 and Article V, (i) from time to time on any Business Day during the Availability Period, to issue U.S. Letters of Credit denominated in Dollars or Canadian Dollars for the account of any U.S. Borrower or any Eligible Affiliate, and to amend or extend U.S. Letters of Credit previously issued by it, in accordance with Section 5.2, and (ii) to honor drawings under the applicable U.S. Letters of Credit; and (b) U.S. Lenders severally agree to participate in U.S. Letters of Credit issued for the account of any U.S. Borrower or any Eligible Affiliates and any drawings thereunder; provided that after giving effect to any U.S. L/C Credit Extension with respect to any U.S. Letter of Credit, (v) the U.S. Total Outstandings shall not exceed the U.S. Aggregate Commitments, (w) the U.S. Credit Exposure of any U.S. Lender shall not exceed such U.S. Lender’s U.S. Commitment, (x) the U.S. Outstanding Amount of the U.S. L/C Obligations shall not exceed the U.S. Letter of Credit

Sublimit, (y) the aggregate amount of all Bank of America L/C Outstandings shall not exceed the Bank of America U.S. L/C Sublimit and (z) the aggregate amount of all JPMorgan L/C Outstandings shall not exceed the JPMorgan U.S. L/C Sublimit.  Within the foregoing limits, any U.S. Borrower’s ability to obtain U.S. Letters of Credit shall be fully revolving, and accordingly each U.S. Borrower may, during the foregoing period, obtain U.S. Letters of Credit to replace U.S. Letters of Credit that have expired or that have been drawn upon and reimbursed. All U.S. Existing Letters of Credit that were originally issued for the account of a Person that is not a U.S. Borrower shall, immediately upon the effectiveness hereof, be deemed to have been issued pursuant hereto for the account of the applicable U.S. Borrower identified as the “Account Obligor” on Schedule 2.4(a) (which U.S. Borrower hereby assumes all U.S. L/C Obligations with respect to such U.S. Existing Letter of Credit), and from and after the Closing Date shall be subject to and governed by the terms and conditions hereof.

Section 2.5U.S. Swing Line Loans.

Section 2.5.1The U.S. Swing Line.  Subject to the terms and conditions set forth herein, each U.S. Swing Line Lender agrees, in reliance upon the agreements of the other U.S. Lenders set forth in this Section 2.5, to make loans in Dollars (each such loan, a “U.S. Swing Line Loan”) to any Domestic Borrower under the U.S. Tranche from time to time on any Business Day during the Availability Period, notwithstanding the fact that such U.S. Swing Line Loans, when aggregated with the Applicable Tranche Percentage of the U.S. Outstanding Amount of U.S. Committed Loans and U.S. L/C Obligations of the U.S. Lender acting as a U.S. Swing Line Lender, may exceed the amount of such U.S. Lender’s U.S. Commitment; provided that after giving effect to any U.S. Swing Line Loan, (a) the U.S. Total Outstandings shall not exceed the U.S. Aggregate Commitments, (b) the U.S. Credit Exposure of any U.S. Lender shall not exceed such U.S. Lender’s U.S. Commitment, (c) the U.S. Outstanding Amount of all U.S Swing Line Loans shall not exceed the U.S. Swing Line Sublimit, (d) the U.S. Outstanding Amount of all U.S Swing Line Loans made by Bank of America (the “Bank of America U.S. Swing Line Outstandings”) shall not exceed the Bank of America U.S. Swing Line Commitment and (e) the U.S. Outstanding Amount of all U.S. Swing Line Loans made by JPMorgan shall not exceed the JPMorgan U.S. Swing Line Commitment, and provided, further, that (i) no Domestic Borrower shall use the proceeds of any U.S. Swing Line Loan to refinance any other outstanding U.S. Swing Line Loan and (ii) no Domestic Borrower may request U.S. Swing Line Loans to be made by JPMorgan unless, at the time of the request, the Bank of America U.S. Swing Line Outstandings equals (or after giving effect to a concurrent U.S. Swing Line Loan by Bank of America will equal) the Bank of America U.S. Swing Line Commitment.  Within the foregoing limits, each Domestic Borrower may borrow under this Section 2.5, prepay under Section 2.6 and reborrow under this Section 2.5.  Each U.S. Swing Line Loan shall be a Money Market Rate Loan.  Immediately upon the making of a U.S. Swing Line Loan, each U.S. Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the applicable U.S. Swing Line Lender a risk participation in such U.S. Swing Line Loan in an amount equal to the product of such U.S. Lender’s Applicable Tranche Percentage times the amount of such U.S. Swing Line Loan.  Notwithstanding the foregoing, (i) no U.S. Swing Line Loan shall be made to any Foreign Borrower under the U.S. Tranche and (ii) no U.S. Swing Line Lender shall have any obligation to make any U.S. Swing Line Loan if any U.S. Lender has failed to fund any amount required under Section 2.5.3, unless such failure has been cured, or is at the time of making any U.S. Swing Line Loan a Defaulting Lender, unless the applicable U.S. Swing Line Lender has entered into arrangements satisfactory to such U.S. Swing Line Lender, in its sole discretion, with the applicable Borrower or such U.S. Lender to eliminate such U.S. Swing Line Lender’s risk with respect to such U.S. Lender.

Section 2.5.2Borrowing Procedures.  Each U.S. Swing Line Borrowing shall be made upon the requesting U.S. Borrower’s irrevocable notice to the applicable U.S. Swing Line Lender and U.S. Funding Agent, which may be given by (A) telephone or (B) by a U.S. Swing Line Loan Notice; provided that any telephonic notice must be confirmed promptly by delivery to the applicable U.S. Swing Line Lender and U.S. Funding Agent of a U.S. Swing Line Loan Notice.  Each such notice must be received by a U.S. Swing Line Lender and U.S. Funding Agent not later than 1:00 p.m. on the requested borrowing date, and shall specify (a) the amount to be borrowed, which shall be a minimum of $500,000, and (b) the requested borrowing date, which shall be a Business Day. Promptly after receipt by the applicable U.S. Swing Line Lender of any U.S. Swing Line Loan Notice, such U.S. Swing Line Lender will confirm with U.S. Funding Agent (by telephone or in writing) that it has also received such U.S. Swing Line Loan Notice and, if not, such U.S. Swing Line Lender will notify U.S. Funding Agent (by telephone or in writing) of the contents thereof.  Unless the applicable U.S. Swing Line Lender has received notice (by telephone or in writing) from Global Administrative Agent, U.S. Funding Agent (including at the request of any U.S. Lender) or any Credit Party prior to 2:00 p.m. on the date of the proposed U.S. Swing Line Borrowing (i) directing such U.S. Swing Line Lender not to make such U.S. Swing Line Loan as a result of the limitations set forth in the proviso to the first sentence of Section 2.5.1 or (ii) that one or more of the applicable conditions specified in Article VIII is not then satisfied, then, subject to the terms and conditions hereof, such U.S. Swing Line Lender will, not later than 3:00 p.m. on the borrowing date specified in such U.S. Swing Line Loan Notice, make the amount of its U.S. Swing Line Loan available to the requesting U.S. Borrower.

Section 2.5.3Refinancing of U.S. Swing Line Loans.

(a)Each U.S. Swing Line Lender at any time in its sole and absolute discretion may request, on behalf of the applicable U.S. Borrower (which hereby irrevocably authorizes U.S. Swing Line Lender to so request on its behalf), that each U.S. Lender make a Base Rate Committed Loan in an amount equal to such U.S. Lender’s Applicable Tranche Percentage of the amount of the U.S. Swing Line Loans of such U.S. Swing Line Lender then outstanding.  Such request shall be made in writing (which written request shall be deemed to be a U.S. Committed Loan Notice for purposes hereof) and in accordance with the requirements of Section 2.3, without regard to the minimum and multiples specified therein for the principal amount of Base Rate Committed Loans, but subject to the unutilized portion of the U.S. Aggregate Commitments and the conditions set forth in Section 8.2.  The applicable U.S. Swing Line Lender shall furnish such U.S. Borrower with a copy of the applicable U.S. Committed Loan Notice promptly after delivering such notice to U.S. Funding Agent.  Each U.S. Lender shall make an amount equal to its Applicable Tranche Percentage of the amount specified in such U.S. Committed Loan Notice available to U.S. Funding Agent in Same Day Funds for the account of such U.S. Swing Line Lender at U.S. Funding Agent’s Office for Dollar-denominated payments not later than 12:00 noon on the day specified in such U.S. Committed Loan Notice, whereupon, subject to Section 2.5.3(b), each U.S. Lender that so makes funds available shall be deemed to have made a Base Rate Committed Loan to such U.S. Borrower in such amount.  U.S. Funding Agent shall remit the funds so received to the applicable U.S. Swing Line Lender.

(b)If for any reason any U.S. Swing Line Loan cannot be refinanced by a U.S. Committed Borrowing in accordance with Section 2.5.3(a), the request for Base Rate Committed Loans submitted by a U.S. Swing Line Lender as set forth herein shall be deemed to be a request by such U.S. Swing Line Lender that each U.S. Lender fund its risk participation in the relevant U.S. Swing Line Loan and each U.S. Lender’s payment to U.S. Funding Agent for the account of such U.S. Swing Line Lender pursuant to Section 2.5.3(a) shall be deemed payment in respect of such participation.

(c)If any U.S. Lender fails to make available to U.S. Funding Agent for the account of a U.S. Swing Line Lender any amount (the “Unfunded U.S. Swing Line Amount”) required to be paid by such U.S. Lender pursuant to the foregoing provisions of this Section 2.5.3 by the time specified in Section 2.5.3(a), (i) such U.S. Swing Line Lender shall be entitled to recover from such U.S. Lender (acting through U.S. Funding Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to such U.S. Swing Line Lender at a rate per annum equal to the applicable Overnight Rate from time to time in effect; and (ii) for the avoidance of doubt, the Unfunded U.S. Swing Line Amount shall become due and payable on the date specified in Section 6.3(b)(i). A certificate of any applicable U.S. Swing Line Lender submitted to any U.S. Lender (through U.S. Funding Agent) with respect to any amount owing under this clause (c) shall be conclusive absent manifest error.

(d)Each U.S. Lender’s obligation to make U.S. Committed Loans or to purchase and fund risk participations in U.S. Swing Line Loans pursuant to this Section 2.5.3 shall be absolute and unconditional and shall not be affected by any circumstance, including (i) any setoff, counterclaim, recoupment, defense or other right which any Lender may have against any U.S. Swing Line Lender, any U.S. Borrower or any other Person for any reason whatsoever, (ii) the occurrence or continuance of a Default or (iii) any other occurrence, event or condition, whether or not similar to any of the foregoing; provided that each U.S. Lender’s obligation to make U.S. Committed Loans pursuant to this Section 2.5.3 is subject to the conditions set forth in Section 8.2.  No such funding of risk participations shall relieve or otherwise impair the obligation of any U.S. Borrower to repay U.S. Swing Line Loans, together with interest as provided herein.

Section 2.5.4Repayment of Participations.

(a)At any time after any U.S. Lender has purchased and funded a risk participation in a U.S. Swing Line Loan, if the applicable U.S. Swing Line Lender receives any payment on account of such U.S. Swing Line Loan, such U.S. Swing Line Lender will distribute to such U.S. Lender its Applicable Tranche Percentage of such payment (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such U.S. Lender’s risk participation was funded) in the same funds as those received by such U.S. Swing Line Lender.

(b)If any payment received by a U.S. Swing Line Lender in respect of principal of or interest on any U.S. Swing Line Loan is required to be returned by such U.S. Swing Line Lender under any of the circumstances described in Section 14.5 (including pursuant to any settlement entered into by U.S. Swing Line Lender in its discretion), each

U.S. Lender shall pay to such U.S. Swing Line Lender its Applicable Tranche Percentage thereof on demand of U.S. Funding Agent, plus interest thereon from the date of such demand to the date such amount is returned, at a rate per annum equal to the applicable Overnight Rate.  U.S. Funding Agent will make such demand upon the request of such U.S. Swing Line Lender.  The obligations of U.S. Lenders under this clause shall survive the payment in full of the Obligations and the termination of this Agreement.

Section 2.5.5Interest for Account of U.S. Swing Line Lenders.  Each U.S. Swing Line Lender shall be responsible for invoicing the applicable U.S. Borrowers for interest on the U.S. Swing Line Loans funded by such U.S. Swing Line Lender.  Until a U.S. Lender funds its Base Rate Committed Loan or risk participation pursuant to this Section 2.5 to refinance such U.S. Lender’s Applicable Tranche Percentage of any U.S. Swing Line Loan, interest in respect of such U.S. Lender’s Applicable Tranche Percentage shall be solely for the account of the applicable U.S. Swing Line Lender.

Section 2.5.6Payments Directly to U.S. Swing Line Lender.  Each U.S. Borrower shall make all payments of principal and interest in respect of the U.S. Swing Line Loans directly to the applicable U.S. Swing Line Lender.

Section 2.6U.S. Prepayments.

Section 2.6.1Prepayments of Committed Loans.  Each U.S. Borrower may, upon notice to U.S. Funding Agent, at any time or from time to time voluntarily prepay U.S. Committed Loans in whole or in part without premium or penalty; provided that (a) such notice must be in a form acceptable to U.S. Funding Agent and be received by U.S. Funding Agent, not later than (i) 11:00 a.m. three Business Days prior to any date of prepayment of Eurocurrency Rate Committed Loans denominated in an Alternative Currency or any Daily Floating SONIA Rate Loans, (ii) 11:00 a.m. two Business Days prior to any date of prepayment of Eurocurrency Rate Committed Loans denominated in Dollars or any TIIE Rate Loans, (iii) 11:00 a.m. on the date of prepayment of any Base Rate Committed Loans and (iv) 1:00 p.m. on the date of prepayment of any Daily Floating Eurocurrency Rate Loans; and (b) any prepayment of U.S. Committed Loans shall be in a principal amount permitted by Section 6.1.2 or, if less, the entire principal amount thereof then outstanding; provided that if U.S. Lenders have made any U.S. Committed Loans pursuant to Section 2.5.3 or 5.3.2, then the applicable U.S. Borrower may make a prepayment in any other amount so long as, after giving effect thereto, the aggregate principal amount of all Base Rate Committed Borrowings is in the principal amount of $1,000,000 or a higher integral multiple of $100,000.  Each such notice shall specify the date and amount of such prepayment and the Type(s) of Committed Loans to be prepaid and, if Eurocurrency Rate Committed Loans or TIIE Rate Loans are to be prepaid, the Interest Period(s) of the applicable Loans.  U.S. Funding Agent will promptly notify each U.S. Lender and each Fronting Lender, as applicable, of its receipt of each such notice, and of the amount of such U.S. Lender’s Applicable Tranche Percentage of such prepayment.  If such notice is given by such U.S. Borrower, then such U.S. Borrower shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein.  Any prepayment of a Eurocurrency Rate Committed Loan or TIIE Rate Loan shall be accompanied by all accrued interest on the amount prepaid, together with any additional amount required pursuant to Section 7.5.  Subject to Sections 2.2.4 and 6.8.3, each such prepayment shall be applied to the U.S. Committed Loans of U.S. Lenders in accordance with their respective Applicable Tranche Percentages.

Section 2.6.2Prepayments of Swing Line Loans.  The applicable U.S. Borrower may, upon notice to the applicable U.S. Swing Line Lenders (with a copy to U.S. Funding Agent), at any time or from time to time, voluntarily prepay any U.S. Swing Line Loans in whole or in part without premium or penalty; provided that (a) such notice must be received by the applicable U.S. Swing Line Lenders and U.S. Funding Agent not later than 12:00 noon on the date of the prepayment and (b) any such prepayment shall be in a minimum principal amount of $500,000.  Each such notice shall specify the date and amount of such prepayment.  If such notice is given by such U.S. Borrower, such U.S. Borrower shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein.

Section 2.6.3Prepayments Due to Currency Fluctuations.  U.S. Funding Agent shall calculate the Dollar Equivalent of the U.S. Total Outstandings (but only with respect to U.S. Loans denominated in an Alternative Currency) on each applicable Revaluation Date.  If on the Revaluation Date that occurs on the first Business Day of each calendar month, on the last day of an Interest Period, or such other times as U.S. Funding Agent may determine in its reasonable discretion, such calculation reflects that, as of such Revaluation Date, the Dollar Equivalent of the U.S. Total Outstandings exceeds an amount equal to 105% of the U.S. Aggregate Commitments then in effect, then, within five Business Days after notice of such calculation from U.S. Funding Agent to Prologis, U.S. Borrowers shall prepay U.S. Loans and/or Cash Collateralize U.S. L/C Obligations in an aggregate amount sufficient to reduce the U.S. Total Outstandings  as of such date of payment to an amount not exceeding 100% of the U.S. Aggregate Commitments then in effect; provided that solely for purposes of measuring compliance with this Section 2.6.3, the amount of Cash

Collateral delivered to U.S. Funding Agent under this Section 2.6.3 shall be deemed to have reduced the U.S. Total Outstandings.  Subject to Section 2.2.4, each such prepayment shall be applied to the U.S. Committed Loans of U.S. Lenders in accordance with their respective Applicable Tranche Percentages.

Section 2.6.4Other Prepayments.  If at any time the Dollar Equivalent of the U.S. Total Outstandings exceeds the U.S. Aggregate Commitments then in effect and such excess is not due to a currency exchange fluctuation covered under Section 2.6.3, then, within two Business Days after notice from U.S. Funding Agent to Prologis, U.S. Borrowers shall prepay the U.S. Loans and/or Cash Collateralize the U.S. L/C Obligations in an aggregate amount sufficient to reduce the Dollar Equivalent of such U.S. Total Outstandings as of such date of payment to an amount not to exceed the U.S. Aggregate Commitments then in effect, without regard to any minimum or multiples specified in Section 6.1.2 with respect to prepayments. Subject to Section 2.2.4, each such prepayment shall be applied to the U.S. Committed Loans of U.S. Lenders in accordance with their respective Applicable Tranche Percentages.

Section 2.7U.S. Bid Loans.

Section 2.7.1General.

Subject to the terms and conditions set forth herein, each U.S. Lender agrees that any Domestic Borrower under the U.S. Tranche may from time to time request the U.S. Lenders to submit offers to make loans in Dollars (each such loan, a “U.S. Bid Loan”) to such Domestic Borrower from time to time on any Business Day during the Availability Period pursuant to this Section 2.7; provided that immediately after giving effect to any U.S. Bid Borrowing, (a) the U.S. Total Outstandings shall not exceed the U.S. Aggregate Commitments and (b) the aggregate Outstanding Amount of all U.S. Bid Loans shall not exceed the U.S. Bid Loan Sublimit. There shall not be more than five different Interest Periods in effect with respect to U.S. Bid Loans at any time.

Section 2.7.2Requesting Competitive Bids.

A Domestic Borrower under the U.S. Tranche may request the submission of U.S. Competitive Bids by delivering a U.S. Bid Request to U.S. Funding Agent not later than 12:00 noon, Applicable Time, four Business Days prior to the requested date of any U.S. Bid Borrowing.  Each U.S. Bid Request shall specify (i) the requested date of the U.S. Bid Borrowing (which shall be a Business Day), (ii) the aggregate principal amount of U.S. Bid Loans requested (which must be $10,000,000 or a higher whole multiple of $1,000,000), (iii) the Type of U.S. Bid Loans requested and (iv) the duration of the Interest Period with respect thereto, and shall be signed by a Responsible Officer of the applicable Borrower.  No U.S. Bid Request shall contain a request for (A) more than one Type of U.S. Bid Loan or (B) U.S. Bid Loans having more than three different Interest Periods.  Unless U.S. Funding Agent otherwise agrees in its sole discretion, a U.S. Borrower may not submit a U.S. Bid Request if it has submitted another U.S. Bid Request within the prior five Business Days.

Section 2.7.3Submitting Competitive Bids.

(a)U.S. Funding Agent shall promptly notify each U.S. Lender of each U.S. Bid Request received by it and the contents of such U.S. Bid Request.

(b)Each U.S. Lender may (but shall have no obligation to) submit a U.S. Competitive Bid containing an offer to make one or more U.S. Bid Loans in response to a U.S. Bid Request.  Such U.S. Competitive Bid must be delivered to U.S. Funding Agent not later than 10:30 a.m., Applicable Time, three Business Days prior to the requested date of any U.S. Bid Borrowing; provided that any U.S. Competitive Bid submitted by U.S. Funding Agent in its capacity as a U.S. Lender in response to any U.S. Bid Request must be submitted to U.S. Funding Agent not later than 10:15 a.m., Applicable Time, on the date on which U.S. Competitive Bids are required to be delivered by the other U.S. Lenders in response to such U.S. Bid Request.  Each U.S. Competitive Bid shall specify (A) the proposed date of the U.S. Bid Borrowing; (B) the principal amount of each U.S. Bid Loan for which such U.S. Competitive Bid is being made, which principal amount (x) may be equal to, greater than or less than the U.S. Commitment of the bidding U.S. Lender, (y) must be $5,000,000 or a higher whole multiple of $1,000,000, and (z) may not exceed the principal amount of U.S. Bid Loans for which U.S. Competitive Bids were requested; (C) if the proposed U.S. Bid Borrowing is to consist of Absolute Rate Loans, the Absolute Rate offered for each such U.S. Bid Loan and the Interest Period applicable thereto; (D) if the proposed U.S. Bid Borrowing is to consist of Eurocurrency Margin Bid Loans, the Eurocurrency Bid Margin with respect to each such Eurocurrency Margin Bid Loan and the Interest Period applicable thereto; and (E) the identity of the bidding U.S. Lender.

(c)Any U.S. Competitive Bid shall be disregarded if it (A) is received after the required time specified in clause (b) above, (B) is not substantially in the form of a U.S. Competitive Bid as specified herein, (C) contains qualifying, conditional or similar language, (D) proposes terms other than or in addition to those set forth in the applicable U.S. Bid Request, or (E) is otherwise not responsive to such U.S. Bid Request.  Any U.S. Lender may correct a U.S. Competitive Bid containing a manifest error by submitting a corrected U.S. Competitive Bid (identified as such) not later than the applicable time required for submission of U.S. Competitive Bids.  Any such submission of a corrected

U.S. Competitive Bid shall constitute a revocation of the U.S. Competitive Bid that contained the manifest error.  U.S. Funding Agent may, but shall not be required to, notify any U.S. Lender of any manifest error it detects in such U.S. Lender’s Competitive Bid.

(d)Subject only to the provisions of Sections 7.2, 7.3 and 8.2 and clause (c) above, each U.S. Competitive Bid shall be irrevocable.

Section 2.7.4Notice to Borrower of Competitive Bids.  Not later than 11:00 a.m., Applicable Time, three Business Days prior to the requested date of any U.S. Bid Borrowing, U.S. Funding Agent shall notify the applicable Borrower of the identity of each U.S. Lender that has submitted a U.S. Competitive Bid that complies with Section 2.7.3 and of the terms of the offers contained in each such U.S. Competitive Bid.

Section 2.7.5Acceptance of Competitive Bids.  Not later than 11:30 a.m., Applicable Time, three Business Days prior to the requested date of any U.S. Bid Borrowing, the applicable Borrower shall notify U.S. Funding Agent of its acceptance or rejection of the offers notified to it pursuant to Section 2.7.4.  The applicable Borrower shall be under no obligation to accept any U.S. Competitive Bid and may choose to reject all U.S. Competitive Bids.  In the case of acceptance, such notice shall specify the aggregate principal amount of U.S. Competitive Bids for each Interest Period that is accepted.  The applicable Borrower may accept any U.S. Competitive Bid in whole or in part; provided that:

(i)the aggregate principal amount of each U.S. Bid Borrowing may not exceed the applicable amount set forth in the related U.S. Bid Request;

(ii)the principal amount of each U.S. Bid Loan must be $5,000,000 or a higher whole multiple of $1,000,000;

(iii)the acceptance of offers may be made only on the basis of ascending Absolute Rates or Eurocurrency Bid Margins within each Interest Period; and

(iv)the applicable Borrower may not accept any offer that is described in Section 2.7.3(c) or that otherwise fails to comply with the requirements hereof.

Section 2.7.6Procedure for Identical Bids.  If two or more U.S. Lenders have submitted U.S. Competitive Bids at the same Absolute Rate or Eurocurrency Bid Margin, as the case may be, for the same Interest Period, and the result of accepting all of such U.S. Competitive Bids in whole (together with any other U.S. Competitive Bids at lower Absolute Rates or Eurocurrency Bid Margins, as the case may be, accepted for such Interest Period in conformity with the requirements of Section 2.7.5) would be to cause the aggregate outstanding principal amount of the applicable U.S. Bid Borrowing to exceed the amount specified therefor in the related U.S. Bid Request, then, unless otherwise agreed by the applicable Borrower, U.S. Funding Agent and such U.S. Lenders, the applicable Borrower shall accept such U.S. Competitive Bids as nearly as possible in proportion to the amount offered by each such U.S. Lender in respect of such Interest Period, with such accepted amounts in each case being rounded to a whole multiple of $1,000,000.

Section 2.7.7Notice to Lenders of Acceptance or Rejection of Bids.  U.S. Funding Agent shall promptly notify each U.S. Lender having submitted a U.S. Competitive Bid whether or not its offer has been accepted and, if its offer has been accepted, of the amount of the U.S. Bid Loan or Bid Loans to be made by it on the date of the applicable U.S. Bid Borrowing.  Any U.S. Competitive Bid or portion thereof that is not accepted by the applicable Borrower by the applicable time specified in Section 2.7.5 shall be deemed rejected.

Section 2.7.8Notice of Eurocurrency Rate.  If any U.S. Bid Borrowing is to consist of Eurocurrency Margin Bid Loans, U.S. Funding Agent (a) shall determine the Eurocurrency Rate for the relevant Interest Period and (b) promptly after making such determination, shall notify the applicable Borrower and the U.S. Lenders that will be participating in such U.S. Bid Borrowing of such Eurocurrency Rate.

Section 2.7.9Funding of U.S. Bid Loans.  Each U.S. Lender that has received notice pursuant to Section 2.7.7 that all or a portion of its U.S. Competitive Bid has been accepted by the applicable Borrower shall make the amount of its U.S. Bid Loan(s) available to U.S. Funding Agent in immediately available funds at U.S. Funding Agent’s Office not later than 1:00 p.m., Applicable Time, on the date of the requested U.S. Bid Borrowing.  Upon satisfaction of the applicable conditions set forth in Section 8.2, U.S. Funding Agent shall make all funds so received available to the applicable Borrower in like funds as received by U.S. Funding Agent.

Section 2.7.10Notice of Range of Bids.  After each U.S. Competitive Bid auction pursuant to this Section 2.7, U.S. Funding Agent shall notify each U.S. Lender that submitted a U.S. Competitive Bid in such auction of the ranges of bids submitted (without the bidder’s name) and accepted for each U.S. Bid Loan and the aggregate amount of each U.S. Bid Borrowing.

ARTICLE III
EURO COMMITMENTS AND EURO CREDIT EXTENSIONS

Section 3.1Euro Committed Loans

.  Subject to the terms and conditions set forth herein, each Euro Lender severally agrees to make loans (each such loan, a “Euro Committed Loan”) to each Euro Borrower in Euro or in one or more Alternative Currencies of the Euro Tranche, subject to Section 3.2, from time to time, on any Business Day during the Availability Period, under the Euro Tranche, in an aggregate amount not to exceed at any time outstanding the amount of such Euro Lender’s Euro Commitment; provided that after giving effect to any Euro Committed Borrowing, (a) the Euro Total Outstandings shall not exceed the Euro Aggregate Commitments and (b) the Euro Credit Exposure of any Euro Lender shall not exceed such Euro Lender’s Euro Commitment.  Within the limits of each Euro Lender’s Euro Commitment, Euro Borrowers may borrow under this Section 3.1, prepay under Section 3.6 and reborrow under this Section 3.1.  Euro Committed Loans may be Eurocurrency Rate Loans, Daily Floating SONIA Rate Loans (for Sterling denominated Euro Committed Loans) or solely upon the occurrence of an event described in Section 7.2 or 7.3, Substitute Rate Loans, as further provided herein.

Section 3.2Euro Fronting Loans.

Section 3.2.1Euro Fronting Loans.  Subject to the terms and conditions set forth in this Section 3.2, upon a request for a Euro Committed Borrowing in an Alternative Currency or to a Foreign Borrower in compliance with Section 3.1, each Fronting Lender agrees, subject to the limitations set forth below, to fund its Fronting Portion of such Euro Committed Borrowing in the requested currency with respect to such Euro Committed Borrowing and in the amount of each Euro Non-Qualified Lender’s Applicable Tranche Percentage for such Euro Committed Borrowing (each a “Euro Fronting Loan”), notwithstanding the fact that, after giving effect to such funding, all Euro Fronting Loans of such Fronting Lender, when aggregated with the Euro Credit Exposure of such Fronting Lender, may exceed the amount of such Fronting Lender’s Euro Commitment; provided that (a) after giving effect to any Euro Fronting Loan, the aggregate Dollar Equivalent amount of all Fronting Loans funded by such Fronting Lender shall not exceed the Fronting Commitment of such Fronting Lender and (b) such Fronting Lender shall not be a Euro Non-Qualified Lender with respect to such Euro Committed Borrowing.  Immediately upon the making of a Euro Fronting Loan, the applicable Euro Non-Qualified Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from such Fronting Lender a risk participation in 100% of such Euro Fronting Loan.  The obligation of each Euro Non-Qualified Lender to make Euro Committed Loans in an Alternative Currency or to a Foreign Borrower under Section 3.1 shall be satisfied by its purchase of a risk participation in the applicable Euro Fronting Loan; it being understood that no Euro Non-Qualified Lender shall be responsible for, or be deemed to be a Defaulting Lender or otherwise in breach of this Agreement as a result of, the failure by a Fronting Lender to make a Fronting Loan in which such Euro Non-Qualified Lender is to purchase a risk participation.  Notwithstanding any other provision herein, no more than five Credit Extensions that utilize Euro Fronting Loans shall be made during any calendar month.

Section 3.2.2Election of Fronting Lenders.

(a) (a)  Upon a request for a Euro Committed Borrowing in accordance with Section 3.3 in an Alternative Currency or to a Foreign Borrower with respect to which there are Euro Non-Qualified Lenders, there shall be a Fronting Lender Election.  If, based on the limitations set forth in the proviso to the first sentence of Section 3.2.1 or the last two sentences of Section 3.2.2(b) (the “Euro Fronting Limitations”), the Fronting Commitments are not sufficient to fund all of the requested Euro Fronting Loans in such Alternative Currency or to such Foreign Borrower, then the applicable Euro Borrower shall, within one Business Day after notice by Euro Funding Agent of such insufficiency, decrease the amount of the requested Euro Committed Borrowing to the amount that would result in utilization of the maximum available Fronting Commitments, subject to the Euro Fronting Limitations and, if applicable, after giving effect to the following sentence. If one or more Euro Lenders are Euro Non-Qualified Lenders solely because such Euro Lenders are not capable of making requested Euro Committed Loans to a Foreign Borrower without the imposition of withholding taxes (each a “Euro Specified Lender”), such Borrower may, within one Business Day after notice by Euro Funding Agent of the insufficiency, notify Euro Funding Agent that it will accept responsibility for such withholding taxes with respect to such Euro Committed Borrowing, in which case (i) Euro Funding Agent and the Fronting Lenders shall allocate the available Fronting Commitments (A) first, to cover any portion of such Borrowing that will not be funded by a Euro Lender because it is a Non-Qualified Lender for a reason other than potential withholding taxes and (B) then, to cover the remaining amount of such Borrowing, in each case up to the maximum available Fronting Commitments, subject to the Euro Fronting Limitations, (ii) the participations in any Fronting Loans made pursuant to clause (i)(B) above shall be allocated among the Euro Specified Lenders pro rata according to their respective Euro Commitments, (iii) each Euro Specified Lender shall fund its pro rata share of such Borrowing to the extent not funded by the Fronting Lenders and (iv) such Borrower shall pay or reimburse each Euro Specified Lender for any withholding tax arising from such Borrowing in accordance with Section 7.1.

(b)Each Non-Qualified Japan Lender with respect to the Euro Tranche (i) represents and warrants to each applicable Fronting Lender that (A) the purchase of a risk participation in such Fronting Loan by such Non-Qualified Japan Lender and (B) the funding of such risk participation in such Fronting Loan by such Non-Qualified Japan Lender will not violate any applicable Law (including any Law of Japan), and (ii) agrees to indemnify such Fronting Lender for all losses, claims, damages, liabilities and related expenses (including the reasonable fees, charges and disbursements of any counsel for such Fronting Lender) incurred by such Fronting Lender or asserted against such Fronting Lender arising from any Fronting Loan made by such Fronting Lender pursuant to Section 3.2.1.  Without limiting the foregoing, no Fronting Lender shall be obligated to make any Fronting Loan pursuant to Section 3.2.1 if such Fronting Lender determines that any representation or warranty of the applicable Non-Qualified Japan Lender in clause (i) of the preceding sentence is not accurate. Notwithstanding the foregoing provisions of this Section 3.2.2(b), no Fronting Lender shall make a Fronting Loan in which a Non-Qualified Japan Lender would be required to purchase a risk participation if such Non-Qualified Japan Lender has notified such Fronting Lender at least two Business Days prior to the proposed date of borrowing (with copies to Euro Funding Agent and Prologis) that, as a result of a Change in Law, such Lender cannot make the representation and warranty set forth in the first sentence of this Section 3.2.2(b).

Section 3.2.3Refinancing of the Euro Fronting Loans.

(a)(i)On the Trigger Date, the outstanding principal amount of Euro Committed Loans denominated in an Alternative Currency (other than an Alternative Currency denominated in Dollars, Sterling or Yen) shall be converted to Euros at the Euro Equivalent thereof based on the Spot Rate as of the Trigger Date, but only if any portion of such Euro Committed Loans is funded with a Euro Fronting Loan.  Once converted to Euros pursuant to the foregoing sentence, such Euro Committed Loans shall be denominated in Euros for all purposes of this Agreement.  After giving effect to such conversion, on the Trigger Date or as soon as practicable thereafter, Euro Funding Agent shall notify each Euro Non-Qualified Lender of its obligation to fund its participation in each applicable Euro Fronting Loan.  Each applicable Euro Non-Qualified Lender shall make the amount of its participation in each applicable Euro Fronting Loan specified in such notice available to Euro Funding Agent in Same Day Funds for the account of the applicable Fronting Lender at Euro Funding Agent’s Office for payments in the same currency as the applicable Euro Fronting Loan (after giving effect to the conversion described above in this clause (i)) not later than 11:00 a.m., Brussels time, on the Business Day specified in such notice.  The applicable Borrower shall indemnify each applicable Agent and Lender for any loss, cost or expense incurred by such Agent or Lender in connection with any conversion of Euro Committed Loans pursuant to this clause (i), together with any amounts owed pursuant to Section 7.5.

(ii)To the extent that a Euro Non-Qualified Lender that has a risk participation in a Euro Fronting Loan assigns all or part of its interest in such risk participation under Section 14.6 to a Euro Qualified Lender for purposes of such Euro Fronting Loan, then such Euro Qualified Lender shall make the amount of its assigned participation in such Euro Fronting Loan available to Euro Funding Agent in Same Day Funds for the account of the applicable Fronting Lender at Euro Funding Agent’s Office for payments in the same currency as the applicable Euro Fronting Loan not later than 1:00 p.m., Brussels time, on the third Business Day following the effective date of the assignment.

(b)If any applicable Euro Lender fails to make available to any Fronting Lender any amount required to be paid by such Euro Lender pursuant to the foregoing provisions of this Section 3.2.3 by the time specified in Section 3.2.3(a), such Fronting Lender shall be entitled to recover from such Euro Lender (acting through Euro Funding Agent), on demand, such amount in the same currency as the applicable Euro Fronting Loan with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to such Fronting Lender at a rate per annum equal to the applicable Overnight Rate from time to time in effect.  A certificate of a Fronting Lender submitted to any applicable Euro Lender (through Euro Funding Agent) with respect to any amount owing under this clause (b) shall be conclusive absent manifest error.

(c)Each applicable Euro Lender’s obligation to purchase and fund risk participations in Euro Fronting Loans pursuant to this Section 3.2.3 shall be absolute and unconditional and shall not be affected by any circumstance, including (i) any setoff, counterclaim, recoupment, defense or other right which such Euro Lender may have against the applicable Fronting Lender, any Euro Borrower or any other Person for any reason whatsoever, (ii) the occurrence or continuance of a Default or (iii) any other occurrence, event or condition, whether or not similar to any of the foregoing.  No such funding of risk participations shall relieve or otherwise impair the obligation of any Euro Borrower to repay any Fronting Lender, together with interest as provided herein.

(d)At any time after any Euro Lender has purchased and funded a risk participation in a Euro Fronting Loan, if the applicable Fronting Lender receives any payment on account of such Euro Fronting Loan, such Fronting Lender will distribute to such Euro Lender such payment (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Euro Lender’s participation was funded) in the same funds and currency as those received by such Fronting Lender.

(e)If any payment received by any Fronting Lender (and paid to a Euro  Lender) in respect of principal of or interest on any Euro Fronting Loan is required to be returned by such Fronting Lender under any of the circumstances described in Section 14.5 (including pursuant to any settlement entered into by such Fronting Lender in its discretion), such Euro Lender shall pay to such Fronting Lender in the applicable currency of such Euro Fronting Loan the amount of such payment in respect of such Euro Fronting Loan on demand of Euro Funding Agent, plus interest thereon from the date of such demand to the date such amount is returned, at a rate per annum equal to the applicable Overnight Rate.  Euro Funding Agent will make such demand upon the request of the applicable Fronting Lender.  The obligations of the applicable Euro Lenders under this clause shall survive the payment in full of the Obligations and the termination of this Agreement.

Section 3.2.4Payments for Account of the Applicable Fronting Lender.  Notwithstanding any other provision of this Agreement, until the applicable Euro Lender funds its risk participation pursuant to this Section 3.2 to refinance such Euro Lender’s applicable Euro Fronting Loan, all payments made hereunder in respect of the portion of any Euro Committed Loan that was funded in part by a Fronting Lender shall be solely for the account of the applicable Fronting Lender.

Section 3.2.5Defaulting Lender.  Notwithstanding the foregoing, no Fronting Lender shall be required to make a Euro Fronting Loan with respect to which there is a Euro Non-Qualified Lender that is a Defaulting Lender at the time of the receipt by Euro Funding Agent of the applicable Euro Committed Loan Notice or at any time prior to the funding of such Euro Fronting Loan.  In addition, to the extent (a) a Euro Fronting Loan is outstanding, (b) a Euro Non-Qualified Lender becomes a Defaulting Lender and (c) the applicable Fronting Lender makes a demand for repayment to the applicable Euro Borrower, then such Euro Borrower shall repay such Euro Fronting Loan (i) on or before the earlier of (A) 30 days following receipt of such demand or (B) the fifth day following the last day of the applicable Interest Period ending after receipt of such demand or (ii) if no Interest Period is in effect with respect to such Euro Fronting Loan, within ten days following receipt of such demand.  If any such Euro Fronting Loan is not repaid in full on the last day of an Interest Period (if applicable or required under clause (i)(B) above), subject to Section 6.4.2, such Euro Fronting Loan shall bear interest at the Money Market Rate plus the Applicable Margin until such payment is made hereunder.

Section 3.3Euro Committed Borrowings, Conversions and Continuations of Euro Committed Loans.

Section 3.3.1Procedures for Euro Committed Borrowings.  Each Euro Committed Borrowing, each conversion of Euro Committed Loans from one Type to the other and each continuation of Eurocurrency Rate Committed Loans shall be made upon the requesting Euro Borrower’s irrevocable written notice to Euro Funding Agent.  Each such notice must be received by Euro Funding Agent not later than 11:00 a.m., Brussels time, three Business Days prior to the requested date of any Euro Committed Borrowing of, or continuation of, Eurocurrency Rate Committed Loans or Daily Floating SONIA Rate Loans.  Each Euro Committed Loan Notice must be in writing and appropriately completed and signed by a Responsible Officer of such Euro Borrower.  Each Euro Committed Borrowing of, conversion to or continuation of Eurocurrency Rate Committed Loans and each Euro Committed Borrowing of Daily Floating SONIA Rate Loans shall be in a principal amount permitted by Section 6.1.1.  Each Euro Committed Loan Notice shall be in writing and shall specify (i) the jurisdiction of the applicable Euro Borrower and whether such Borrower is a Foreign Borrower, (ii) whether the applicable Euro Borrower is requesting a Euro Committed Borrowing, a conversion of Euro Committed Loans from one Type to the other, or a continuation of Eurocurrency Rate Committed Loans, (iii) the requested date of the Euro Committed Borrowing or continuation, as the case may be (which shall be a Business Day), (iv) the principal amount of Euro Committed Loans to be borrowed or continued, (v) the Type of Euro Committed Loans to be borrowed, (vi) if applicable, the duration of the Interest Period with respect thereto and (vii) the currency of the Euro Committed Loans to be borrowed or continued.  If the requesting Euro Borrower fails to specify a currency in a Euro Committed Loan Notice requesting a Borrowing, then the Committed Loans so requested shall be made in Euro.  If the requesting Euro Borrower fails to specify a Type of Euro Committed Loan in a Euro Committed Loan Notice or if the requesting Euro Borrower fails to give a timely notice requesting a conversion or continuation, then the applicable Euro Committed Loans shall be made as Eurocurrency Rate Committed Loans with an Interest Period of one month or

Daily Floating SONIA Rate Loans (if the requested currency is Sterling) or continued as Eurocurrency Rate Committed Loans in their original currency with an Interest Period of one month.  If the requesting Euro Borrower requests a Euro Committed Borrowing of, or continuation of, Eurocurrency Rate Committed Loans in any such Euro Committed Loan Notice, but fails to specify an Interest Period, it will be deemed to have specified an Interest Period of one month.  No Euro Committed Loan may be continued as a Euro Committed Loan denominated in a different currency, but instead must be repaid in the original currency of such Euro Committed Loan and reborrowed in the other currency.

Section 3.3.2Funding of Euro Committed Loans.  Following receipt of a Euro Committed Loan Notice, Euro Funding Agent shall promptly notify each Euro Lender of the amount (and currency) of its Applicable Tranche Percentage of the applicable Euro Committed Borrowings, and if no timely notice of a continuation is provided by the applicable Euro Borrower, Euro Funding Agent shall notify each Euro Lender of the details of any automatic continuations, in each case as described in Section 3.3.1.  In the case of a Euro Committed Borrowing, each Euro Qualified Lender and the applicable Fronting Lender, if any, shall make the amount of its Euro Committed Loan available to Euro Funding Agent in Same Day Funds at Euro Funding Agent’s Office for the applicable currency not later than 11:00 a.m., Brussels time, in the case of any Euro Committed Loan denominated in Euro or Sterling, and not later than the Applicable Time specified by Euro Funding Agent in the case of any Euro Committed Loan in an Alternative Currency, other than Sterling, under the Euro Tranche, in each case on the Business Day specified in the applicable Euro Committed Loan Notice.  Upon satisfaction of the applicable conditions set forth in Section 8.2 (and, if such Euro Committed Borrowing is the initial Credit Extension, Section 8.1), Euro Funding Agent shall make all funds so received available to the applicable Euro Borrower in like funds as received by Euro Funding Agent either by (a) crediting the account of such Euro Borrower on the books of Euro Funding Agent with the amount of such funds or (b) wire transfer of such funds, in each case in accordance with instructions provided to (and reasonably acceptable to) Euro Funding Agent by such Euro Borrower; provided that if, on the date a Euro Committed Loan Notice, with respect to a Euro Committed Borrowing denominated in Euro or Sterling is given by the requesting Euro Borrower, such Borrower has outstanding Euro L/C Borrowings denominated in such currency of such Borrowing, then the proceeds of such Euro Committed Borrowing, first, shall be applied to the payment in full of such Euro L/C Borrowings, and, second, shall be made available to the requesting Euro Borrower as provided above.

Section 3.3.3Certain Continuations and Conversions.  Except as otherwise provided herein, a Eurocurrency Rate Committed Loan may be continued only on the last day of an Interest Period for such Eurocurrency Rate Committed Loan.  During the existence of an Event of Default, the Euro Required Lenders may at their option, by notice to the Euro Borrowers (which notice may be revoked at the option of Euro Required Lenders notwithstanding any provision of Section 14.1) declare that no Euro Loans may be requested or continued as Eurocurrency Rate Committed Loans, other than as Eurocurrency Rate Committed Loan with an Interest Period of one month.

Section 3.3.4Notice of Rates.  Euro Funding Agent shall promptly notify each applicable Euro Borrower and Euro Lender of the interest rate applicable to any Interest Period for Eurocurrency Rate Committed Loans upon determination of such interest rate.

Section 3.3.5Number of Interest Periods. After giving effect to all Euro Committed Borrowings and all continuations of Euro Committed Loans as the same Type, there shall not be more than 12 Interest Periods in effect with respect to Euro Committed Loans.

Section 3.4Euro Letters of Credit

.  Subject to the terms and conditions set forth herein, (a) each Euro L/C Issuer agrees, in reliance upon the agreements of Euro Lenders set forth in this Section 3.4 and Article V, (i) from time to time on any Business Day during the Availability Period, to issue Euro Letters of Credit denominated in Euro or Sterling for the account of any Euro Borrower or any Eligible Affiliate, and to amend or extend Euro Letters of Credit previously issued by it, in accordance with Section 5.2, and (ii) to honor drawings under the applicable Euro Letters of Credit; and (b) Euro Lenders severally agree to participate in Euro Letters of Credit issued for the account of any Euro Borrower or any Eligible Affiliates and any drawings thereunder; provided that after giving effect to any Euro L/C Credit Extension with respect to any Euro Letter of Credit, (x) the Euro Total Outstandings shall not exceed the Euro Aggregate Commitments, (y) the Euro Credit Exposure of any Euro Lender shall not exceed such Euro Lender’s Euro Commitment and (z) the Euro Outstanding Amount of the Euro L/C Obligations shall not exceed the Euro Letter of Credit Sublimit.  Within the foregoing limits, any Euro Borrower’s ability to obtain Euro Letters of Credit shall be fully revolving, and accordingly each Euro Borrower may, during the foregoing period, obtain Euro Letters of Credit to replace Euro Letters of Credit that have expired or that have been drawn upon and reimbursed. All Euro Existing Letters of Credit that were originally issued for the account of a Person that is not a Euro Borrower shall, immediately upon the effectiveness hereof, be deemed to have been issued pursuant hereto for the account of the applicable Euro Borrower identified as the “Account Obligor” on Schedule 2.4(b) (which Euro Borrower hereby assumes all Euro L/C Obligations with respect to such Euro Existing Letter of Credit), and from and after the Closing Date shall be subject to and governed by the terms and conditions hereof.

Section 3.5Euro Swing Line Loans.

Section 3.5.1The Euro Swing Line.  Subject to the terms and conditions set forth herein, Euro Swing Line Lender agrees, in reliance upon the agreements of the other Euro Lenders set forth in this Section 3.5, to make loans in Euro or Sterling (each such loan, a “Euro Swing Line Loan”) to any Domestic Borrower under the Euro Tranche from time to time on any Business Day during the Availability Period in an aggregate amount not to exceed at any time outstanding the amount of the Euro Swing Line Sublimit, notwithstanding the fact that such Euro Swing Line Loans, when aggregated with the Applicable Tranche Percentage of the Euro Outstanding Amount of Euro Committed Loans and Euro L/C Obligations of Euro Lender acting as Euro Swing Line Lender, may exceed the amount of such Euro Lender’s Euro Commitment; provided that after giving effect to any Euro Swing Line Loan, (i) the Euro Total Outstandings shall not exceed the Euro Aggregate Commitments and (ii) the Euro Credit Exposure of any Euro Lender shall not exceed such Euro Lender’s Euro Commitment, and provided, further, that no Euro Borrower shall use the proceeds of any Euro Swing Line Loan to refinance any other outstanding Euro Swing Line Loan.  Within the foregoing limits, each Euro Borrower may borrow under this Section 3.5, prepay under Section 3.6 and reborrow under this Section 3.5.  Each Euro Swing Line Loan shall be a Money Market Rate Loan.  Immediately upon the making of a Euro Swing Line Loan, each Euro Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from Euro Swing Line Lender a risk participation in such Euro Swing Line Loan in an amount equal to the product of such Euro Lender’s Applicable Tranche Percentage times the amount of such Euro Swing Line Loan.  Notwithstanding the foregoing, (i) no Euro Swing Line Loan shall be made to any Foreign Borrower under the Euro Tranche and (ii) Euro Swing Line Lender shall have no obligation to make any Euro Swing Line Loan if any Euro Lender has failed to fund any amount required under Section 3.5.3, unless such failure has been cured, or is at the time of making any Euro Swing Line Loan a Defaulting Lender, unless Euro Swing Line Lender has entered into arrangements satisfactory to Euro Swing Line Lender, in its sole discretion, with the applicable Borrower or such Euro Lender to eliminate Euro Swing Line Lender’s risk with respect to such Euro Lender.

Section 3.5.2Borrowing Procedures.  Each Euro Swing Line Borrowing shall be made upon the requesting Euro Borrower’s irrevocable notice to Euro Swing Line Lender and Euro Funding Agent, which may only be given by written notice.  Each such notice must be received by Euro Swing Line Lender and Euro Funding Agent not later than 11:00 a.m., Brussels time, on the requested borrowing date, and shall specify (a) the amount to be borrowed, which shall be a minimum of EUR 500,000 for a Euro denominated Euro Swing Line Loan and £500,000 for a Sterling denominated Euro Swing Line Loan and (b) the requested borrowing date, which shall be a Business Day.  Each such written Euro Swing Line Loan Notice shall be appropriately completed and signed by a Responsible Officer of the requesting Euro Borrower.  Promptly after receipt by Euro Swing Line Lender of any written Euro Swing Line Loan Notice, Euro Swing Line Lender will confirm with Euro Funding Agent (by telephone or in writing) that it has also received such Euro Swing Line Loan Notice and, if not, Euro Swing Line Lender will notify Euro Funding Agent (in writing) of the contents thereof.  Unless Euro Swing Line Lender has received notice (in writing) from Global Administrative Agent, Euro Funding Agent  (including at the request of any Euro Lender) or any Credit Party prior to 2:00 p.m. (Brussels time) on the date of the proposed Euro Swing Line Borrowing (i) directing Euro Swing Line Lender not to make such Euro Swing Line Loan as a result of the limitations set forth in the proviso to the first sentence of Section 3.5.1 or (ii) that one or more of the applicable conditions specified in Article VIII is not then satisfied, then, subject to the terms and conditions hereof, Euro Swing Line Lender will, not later than 3:00 p.m. (Brussels time) on the borrowing date specified in such Euro Swing Line Loan Notice, make the amount of its Euro Swing Line Loan available to the requesting Euro Borrower.

Section 3.5.3Refinancing of Euro Swing Line Loans.

(a)Euro Swing Line Lender at any time in its sole and absolute discretion may request, on behalf of the applicable Euro Borrower (which hereby irrevocably authorizes Euro Swing Line Lender to so request on its behalf), that each Euro Lender make a Eurocurrency Rate Loan with an Interest Period of one month denominated in Euro or Sterling, as applicable, in an amount equal to such Euro Lender’s Applicable Tranche Percentage of the amount of the Euro Swing Line Loans then outstanding.  Such request shall be made in writing (which written request shall be deemed to be a Euro Committed Loan Notice for purposes hereof) and in accordance with the requirements of Section 3.3, without regard to the minimum and multiples specified therein for the principal amount of Eurocurrency Rate Loans, but subject to the unutilized portion of the Euro Aggregate Commitments and the conditions set forth in Section 8.2.  Euro Swing Line Lender shall furnish to such Euro Borrower with a copy of the applicable Euro Committed Loan Notice promptly after delivering such notice to Euro Funding Agent.  To the extent that the Euro Swing Line Loan is denominated in Sterling and there are Euro Non-Qualified Lenders with respect to Sterling, then Euro Funding Agent may elect a Fronting Lender in accordance with Section 3.2.  Furthermore, to the extent that there are no available Fronting Lenders, then such Euro Swing Line Loan shall be converted to Euro based on the Euro Equivalent amount of such Euro Swing Line Loan and refinanced as a Eurocurrency Rate Loan in Euro with an Interest Period of one month.  Each Euro Qualified Lender shall make an amount equal to its Applicable Tranche Percentage of the amount specified in such Euro Committed Loan Notice available to Euro Funding Agent, and the applicable Fronting Lender, if any, shall make available the Euro Fronting Loan in accordance with Section 3.2, in each case in Same Day Funds for the account of Euro Swing Line Lender at Euro Funding Agent’s Office for Euro or Sterling denominated payments, as applicable, not later than 1:00 p.m. (Brussels time) on the day specified in such Euro Committed Loan Notice, whereupon, subject to Section 3.5.3(b), each Euro Lender and each Fronting Lender that so makes funds available shall be deemed to have made a Eurocurrency Rate Loan with an Interest Period of one month to such Euro Borrower in such amount and in Euro or Sterling, as applicable.  Euro Funding Agent shall remit the funds so received to Euro Swing Line Lender.

(b)If for any reason any Euro Swing Line Loan cannot be refinanced by such a Euro Committed Borrowing in accordance with Section 3.5.3(a), the request for a Eurocurrency Rate Loan with an Interest Period of one month submitted by Euro Swing Line Lender as set forth herein shall be deemed to be a request by Euro Swing Line Lender that each Euro Lender fund its risk participation in the relevant Euro Swing Line Loan; provided that to the extent that a Euro Swing Line Loan is denominated in Sterling and there are Euro Non-Qualified Lenders with respect to Sterling, then the aggregate amount of the Euro Swing Line Loan shall be converted to Euro based on the Euro Equivalent amount of such Euro Swing Line Loan and shall bear interest at the Default Rate for a Eurocurrency Rate Loan with an Interest Period of one month, and each Euro Lender shall make a payment in satisfaction of its participation obligations under this Section 3.5.3 in Euro.  Each Euro Lender’s payment to Euro Funding Agent for the account of Euro Swing Line Lender pursuant to Section 3.5.3(a) shall be deemed payment in respect of such participation.

(c)If any Euro Lender fails to make available directly to Euro Funding Agent or purchase a risk participation in the applicable Euro Fronting Loan for the account of Euro Swing Line Lender any amount (the “Unfunded Euro Swing Line Amount”) required to be paid by such Euro Lender pursuant to the foregoing provisions of this Section 3.5.3 by the time specified in Section 3.5.3(a), (i) Euro Swing Line Lender shall be entitled to recover from such Euro Lender (acting through Euro Funding Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to Euro Swing Line Lender at a rate per annum equal to the applicable Overnight Rate from time to time in effect, and (ii) for the avoidance of doubt, the Unfunded Euro Swing Line Amount shall become due and payable on the date specified in Section 6.3(b)(i).  A certificate of Euro Swing Line Lender submitted to any Euro Lender (through Euro Funding Agent) with respect to any amounts owing under this clause (c) shall be conclusive absent manifest error.

(d)Each Euro Lender’s obligation to make Euro Committed Loans, to purchase risk participations in Euro Fronting Loans pursuant to this Section 3.5.3 or to purchase and fund risk participations in Euro Swing Line Loans pursuant to this Section 3.5.3 shall be absolute and unconditional and shall not be affected by any circumstance, including (i) any setoff, counterclaim, recoupment, defense or other right which such Euro Lender may have against Euro Swing Line Lender, any Euro Borrower or any other Person for any reason whatsoever, (ii) the occurrence or continuance of a Default or (iii) any other occurrence, event or condition, whether or not similar to any of the foregoing; provided that each Euro Lender’s obligation to make Euro Committed Loans pursuant to this Section 3.5.3 is subject to the conditions set forth in Section 8.2.  No such funding of risk participations shall relieve or otherwise impair the obligation of any Euro Borrower to repay Euro Swing Line Loans, together with interest as provided herein.

Section 3.5.4Repayment of Participations.

(a)At any time after any Euro Lender has purchased and funded a risk participation in a Euro Swing Line Loan, if Euro Swing Line Lender receives any payment on account of such Euro Swing Line Loan, Euro Swing Line Lender will distribute to such Euro Lender its Applicable Tranche Percentage of such payment (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Euro Lender’s risk participation was funded) in the same funds as those received by Euro Swing Line Lender.

(b)If any payment received by Euro Swing Line Lender in respect of principal of or interest on any Euro Swing Line Loan is required to be returned by Euro Swing Line Lender under any of the circumstances described in Section 14.5 (including pursuant to any settlement entered into by Euro Swing Line Lender in its discretion), each Euro Lender shall pay to Euro Swing Line Lender its Applicable Tranche Percentage thereof on demand of Euro Funding Agent, plus interest thereon from the date of such demand to the date such amount is returned, at a rate per annum equal to the applicable Overnight Rate.  Euro Funding Agent will make such demand upon the request of Euro Swing

Line Lender.  The obligations of Euro Lenders under this clause shall survive the payment in full of the Obligations and the termination of this Agreement.

Section 3.5.5Interest for Account of Euro Swing Line Lender.  Euro Swing Line Lender shall be responsible for invoicing the applicable Euro Borrowers for interest on the Euro Swing Line Loans.  Until a Euro Lender funds its Euro Committed Loan or risk participation pursuant to Section 3.5.3 to refinance such Euro Lender’s Applicable Tranche Percentage of any Euro Swing Line Loan, interest in respect of such Euro Lender’s Applicable Tranche Percentage shall be solely for the account of Euro Swing Line Lender.

Section 3.5.6Payments Directly to Euro Swing Line Lender.  Each Euro Borrower shall make all payments of principal and interest in respect of the Euro Swing Line Loans directly to Euro Swing Line Lender.

Section 3.6Euro Prepayments.

Section 3.6.1Prepayments of Committed Loans.  Each Euro Borrower may, upon notice to Euro Funding Agent, at any time or from time to time voluntarily prepay Euro Committed Loans in whole or in part without premium or penalty; provided that (a) such notice must be in a form acceptable to Euro Funding Agent and be received by Euro Funding Agent not later than 11:00 a.m., Brussels time, (i) three Business Days prior to any date of prepayment of Eurocurrency Rate Committed Loans denominated in an Alternative Currency or any Daily Floating SONIA Rate Loans, (ii) two Business Days prior to any date of prepayment of Eurocurrency Rate Committed Loans denominated in Euros and (iii) on the date of prepayment of any Substitute Rate Loans; and (b) any prepayment of Euro Committed Loans shall be in a principal amount permitted by Section 6.1.2 or, if less, the entire principal amount thereof then outstanding, provided that if Euro Lenders have made any Euro Committed Loans pursuant to Section 3.5.3 or 5.3.2, then the applicable Euro Borrower may make a prepayment in any other amount so long as, after giving effect thereto, the aggregate principal amount of all Euro Committed Loans is in the principal Euro Equivalent amount of EUR 1,000,000 or a higher integral multiple of EUR 100,000.  Each such notice shall specify the date and amount of such prepayment and the Type(s) of Euro Committed Loans to be prepaid and, if Eurocurrency Rate Committed Loans are to be prepaid, the Interest Period(s) of such Eurocurrency Rate Committed Loans.  Euro Funding Agent will promptly notify each Euro Lender of its receipt of each such notice, and of the amount of such Euro Lender’s Applicable Tranche Percentage of such prepayment.  If such notice is given by such Euro Borrower, then such Euro Borrower shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein.  Any prepayment of a Eurocurrency Rate Committed Loan shall be accompanied by all accrued interest on the amount prepaid, together with any additional amount required pursuant to Section 7.5.  Subject to Sections 3.2.4 and 6.8.3, each such prepayment shall be applied to the Euro Committed Loans of Euro Lenders in accordance with their respective Applicable Tranche Percentages.

Section 3.6.2Prepayments of Swing Line Loans.  The applicable Euro Borrower may, upon notice to Euro Swing Line Lender (with a copy to Euro Funding Agent), at any time or from time to time, voluntarily prepay any Euro Swing Line Loans in whole or in part without premium or penalty; provided that (a) such notice must be received by Euro Swing Line Lender and Euro Funding Agent not later than 11:00 a.m., Brussels time, on the date of the prepayment, and (b) any such prepayment shall be in a minimum principal amount of EUR 500,000 for Euro denominated Euro Swing Line Loans and £500,000 for Sterling denominated Swing Line Loans.  Each such notice shall specify the date and amount of such prepayment.  If such notice is given by such Euro Borrower, such Euro Borrower shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein.

Section 3.6.3Prepayments Due to Currency Fluctuations.  Euro Funding Agent shall calculate the Euro Equivalent of the Euro Total Outstandings (but only with respect to Euro Loans denominated in an Alternative Currency) on each Revaluation Date.  If on the Revaluation Date that occurs on the first Business Day of each calendar month, on the last day of an Interest Period or such other times as Euro Funding Agent may determine in its reasonable discretion, such calculation reflects that, as of such Revaluation Date, the Euro Equivalent of the Euro Total Outstandings exceeds an amount equal to 105% of the Euro Aggregate Commitments then in effect, then, within five Business Days after notice of such calculation from Euro Funding Agent to Prologis, Euro Borrowers shall prepay the Euro Loans and/or Cash Collateralize the Euro L/C Obligations in an aggregate amount sufficient to reduce the Euro Equivalent of such Euro Total Outstandings as of such date of payment to an amount not to exceed 100% of the Euro Aggregate Commitments then in effect, provided that solely for purposes of measuring compliance with this Section 3.6.3, the amount of Cash Collateral delivered to Euro Funding Agent under this Section 3.6.3 shall be deemed to have reduced the Euro Total Outstandings. Subject to Section 3.2.4, each such prepayment shall be applied to the Euro Committed Loans of Euro Lenders in accordance with their respective Applicable Tranche Percentages.

Section 3.6.4Other Prepayments.  If, on any date other than the Maturity Date, the Euro Equivalent of the Euro Total Outstandings exceeds the Euro Aggregate Commitments then in effect and such excess is not due to a currency exchange fluctuation covered under Section 3.6.3, then, within two Business Days after notice from Euro Funding Agent to Prologis, Euro Borrowers shall prepay the Euro Loans and/or Cash Collateralize the Euro L/C Obligations in an aggregate amount sufficient to reduce the Euro Equivalent of such Euro Total Outstandings as of such date of payment to an amount not to exceed the Euro Aggregate Commitments then in effect, without regard to any minimum or multiples specified in Section 6.1.2 with respect to prepayments. Subject to Section 3.2.4, each such prepayment shall be applied to the Euro Committed Loans of Euro Lenders in accordance with their respective Applicable Tranche Percentages.

Section 3.7Euro Bid Loans.

Section 3.7.1General.  Subject to the terms and conditions set forth herein, each Euro Lender agrees that any Domestic Borrower under the Euro Tranche may from time to time request the Euro Lenders to submit offers to make loans in Euros (each such loan, a “Euro Bid Loan”) to such Domestic Borrower from time to time on any Business Day during the Availability Period pursuant to this Section 3.7; provided that immediately after giving effect to any Euro Bid Borrowing, (a) the Euro Total Outstandings shall not exceed the Euro Aggregate Commitments and (b) the aggregate Outstanding Amount of all Euro Bid Loans shall not exceed the Euro Bid Loan Sublimit. There shall not be more than five different Interest Periods in effect with respect to Euro Bid Loans at any time.

Section 3.7.2Requesting Competitive Bids.  A Domestic Borrower under the Euro Tranche may request the submission of Euro Competitive Bids by delivering a Euro Bid Request to Euro Funding Agent not later than 12:00 noon, Applicable Time, four Business Days prior to the requested date of any Euro Bid Borrowing.  Each Euro Bid Request shall specify (i) the requested date of the Euro Bid Borrowing (which shall be a Business Day), (ii) the aggregate principal amount of Euro Bid Loans requested (which must be EUR 10,000,000 or a higher whole multiple of EUR 1,000,000), (iii) the Type of Euro Bid Loans requested and (iv) the duration of the Interest Period with respect thereto, and shall be signed by a Responsible Officer of the applicable Borrower.  No Euro Bid Request shall contain a request for (A) more than one Type of Euro Bid Loan or (B) Euro Bid Loans having more than three different Interest Periods.  Unless Euro Funding Agent otherwise agrees in its sole discretion, a Euro Borrower may not submit a Euro Bid Request if it has submitted another Euro Bid Request within the prior five Business Days.

Section 3.7.3Submitting Competitive Bids.

(a)Euro Funding Agent shall promptly notify each Euro Lender of each Euro Bid Request received by it and the contents of such Euro Bid Request.

(b)Each Euro Lender may (but shall have no obligation to) submit a Euro Competitive Bid containing an offer to make one or more Euro Bid Loans in response to a Euro Bid Request.  Such Euro Competitive Bid must be delivered to Euro Funding Agent not later than 10:00 a.m., Applicable Time, three Business Days prior to the requested date of any Euro Bid Borrowing; provided that any Euro Competitive Bid submitted by Euro Funding Agent in its capacity as a Euro Lender in response to any Euro Bid Request must be submitted to Euro Funding Agent not later than 9:45 a.m., Applicable Time, on the date on which Euro Competitive Bids are required to be delivered by the other Euro Lenders in response to such Euro Bid Request.  Each Euro Competitive Bid shall specify (A) the proposed date of the Euro Bid Borrowing; (B) the principal amount of each Euro Bid Loan for which such Euro Competitive Bid is being made, which principal amount (x) may be equal to, greater than or less than the Euro Commitment of the bidding Euro Lender, (y) must be EUR 5,000,000 or a higher whole multiple of EUR 1,000,000, and (z) may not exceed the principal amount of Euro Bid Loans for which Euro Competitive Bids were requested; (C) if the proposed Euro Bid Borrowing is to consist of Absolute Rate Loans, the Absolute Rate offered for each such Euro Bid Loan and the Interest Period applicable thereto; (D) if the proposed Euro Bid Borrowing is to consist of Eurocurrency Margin Bid Loans, the Eurocurrency Bid Margin with respect to each such Eurocurrency Margin Bid Loan and the Interest Period applicable thereto; and (E) the identity of the bidding Euro Lender.

(c)Any Euro Competitive Bid shall be disregarded if it (A) is received after the required time specified in clause (b) above, (B) is not substantially in the form of a Euro Competitive Bid as specified herein, (C) contains qualifying, conditional or similar language, (D) proposes terms other than or in addition to those set forth in the applicable Euro Bid Request, or (E) is otherwise not responsive to such Euro Bid Request.  Any Euro Lender may correct a Euro Competitive Bid containing a manifest error by submitting a corrected Euro Competitive Bid (identified as such) not later than the applicable time required for submission of Euro Competitive Bids.  Any such submission of a corrected Euro Competitive Bid shall constitute a revocation of the Euro Competitive Bid that contained the manifest error.  Euro Funding Agent may, but shall not be required to, notify any Euro Lender of any manifest error it detects in such Euro Lender’s Competitive Bid.

(d)Subject only to the provisions of Sections 7.2, 7.3 and 8.2 and clause (c) above, each Euro Competitive Bid shall be irrevocable.

Section 3.7.4Notice to Borrower of Competitive Bids.  Not later than 11:00 a.m., Applicable Time, three Business Days prior to the requested date of any Euro Bid Borrowing, Euro Funding Agent shall notify the applicable Borrower of the identity of each Euro Lender that has submitted a Euro Competitive Bid that complies with Section 3.7.3 and of the terms of the offers contained in each such Euro Competitive Bid.

Section 3.7.5Acceptance of Competitive Bids.  Not later than 11:30 a.m., Applicable Time, three Business Days prior to the requested date of any Euro Bid Borrowing, the applicable Borrower shall notify Euro Funding Agent of its acceptance or rejection of the offers notified to it pursuant to Section 3.7.4.  The applicable Borrower shall be under no obligation to accept any Euro Competitive Bid and may choose to reject all Euro Competitive Bids.  In the case of acceptance, such notice shall specify the aggregate principal amount of Euro Competitive Bids for each Interest Period that is accepted.  The applicable Borrower may accept any Euro Competitive Bid in whole or in part; provided that:

(i)the aggregate principal amount of each Euro Bid Borrowing may not exceed the applicable amount set forth in the related Euro Bid Request;

(ii)the principal amount of each Euro Bid Loan must be EUR 5,000,000 or a higher whole multiple of EUR 1,000,000;

(iii)the acceptance of offers may be made only on the basis of ascending Absolute Rates or Eurocurrency Bid Margins within each Interest Period; and

(iv)the applicable Borrower may not accept any offer that is described in Section 3.7.3(c) or that otherwise fails to comply with the requirements hereof.

Section 3.7.6Procedure for Identical Bids.  If two or more Euro Lenders have submitted Euro Competitive Bids at the same Absolute Rate or Eurocurrency Bid Margin, as the case may be, for the same Interest Period, and the result of accepting all of such Euro Competitive Bids in whole (together with any other Euro Competitive Bids at lower Absolute Rates or Eurocurrency Bid Margins, as the case may be, accepted for such Interest Period in conformity with the requirements of Section 3.7.5) would be to cause the aggregate outstanding principal amount of the applicable Euro Bid Borrowing to exceed the amount specified therefor in the related Euro Bid Request, then, unless otherwise agreed by the applicable Borrower, Euro Funding Agent and such Euro Lenders, the applicable Borrower shall accept such Euro Competitive Bids as nearly as possible in proportion to the amount offered by each such Euro Lender in respect of such Interest Period, with such accepted amounts in each case being rounded to a whole multiple of EUR 1,000,000.

Section 3.7.7Notice to Lenders of Acceptance or Rejection of Bids.  Euro Funding Agent shall promptly notify each Euro Lender having submitted a Euro Competitive Bid whether or not its offer has been accepted and, if its offer has been accepted, of the amount of the Euro Bid Loan or Bid Loans to be made by it on the date of the applicable Euro Bid Borrowing.  Any Euro Competitive Bid or portion thereof that is not accepted by the applicable Borrower by the applicable time specified in Section 3.7.5 shall be deemed rejected.

Section 3.7.8Notice of Eurocurrency Rate.  If any Euro Bid Borrowing is to consist of Eurocurrency Margin Bid Loans, Euro Funding Agent (a) shall determine the Eurocurrency Rate for the relevant Interest Period and (b) promptly after making such determination, shall notify the applicable Borrower and the Euro Lenders that will be participating in such Euro Bid Borrowing of such Eurocurrency Rate.

Section 3.7.9Funding of Euro Bid Loans.  Each Euro Lender that has received notice pursuant to Section 3.7.7 that all or a portion of its Euro Competitive Bid has been accepted by the applicable Borrower shall make the amount of its Euro Bid Loan(s) available to Euro Funding Agent in immediately available funds at Euro Funding Agent’s Office not later than 1:00 p.m., Applicable Time, on the date of the requested Euro Bid Borrowing.  Upon satisfaction of the applicable conditions set forth in Section 8.2, Euro Funding Agent shall make all funds so received available to the applicable Borrower in like funds as received by Euro Funding Agent.

Section 3.7.10Notice of Range of Bids.  After each Euro Competitive Bid auction pursuant to this Section 3.7, Euro Funding Agent shall notify each Euro Lender that submitted a Euro Competitive Bid in such auction of the ranges of bids submitted (without the bidder’s name) and accepted for each Euro Bid Loan and the aggregate amount of each Euro Bid Borrowing.

ARTICLE IV
YEN COMMITMENTS AND YEN CREDIT EXTENSIONS

Section 4.1Yen Committed Loans

.  Subject to the terms and conditions set forth herein, each Yen Lender severally agrees to make loans (each such loan, a “Yen Committed Loan”) to each Yen Borrower in Yen or in one or more Alternative Currencies of the Yen Tranche, subject to Section 4.2, from time to time, on any Business Day during the Availability Period, under the Yen Tranche, in an aggregate amount not to exceed at any time outstanding the amount of such Yen Lender’s Yen Commitment; provided that after giving effect to any Yen Committed Borrowing, (a) the Yen Total Outstandings shall not exceed the Yen Aggregate Commitments and (b) the Yen Credit Exposure of any Yen Lender shall not exceed such Yen Lender’s Yen Commitment, provided, further, that any Yen Committed Loan denominated in Yen may only be made to a Yen Borrower organized under the Laws of Japan or that is qualified to do business in Japan as a foreign entity.  Within the limits of each Yen Lender’s Yen Commitment, Yen Borrowers may borrow under this Section 4.1, prepay under Section 4.5 and reborrow under this Section 4.1.  Yen Committed Loans may be Base Rate Loans (if denominated in Dollars), ABR Rate Loans (if denominated in Yen), Daily Floating SONIA Rate Loans (for Sterling denominated Yen Committed Loans) or Eurocurrency Rate Loans, as further provided herein.

Section 4.2Yen Fronting Loans.

Section 4.2.1Yen Fronting Loans. Subject to the terms and conditions set forth in this Section 4.2, upon a request for a Yen Committed Borrowing in an Alternative Currency, consisting of ABR Rate Loans or to a Foreign Borrower in compliance with Section 4.1, each Fronting Lender agrees, subject to the limitations set forth below, to fund its Fronting Portion of such Yen Committed Borrowing in the requested currency with respect to such Yen Committed Borrowing and in the amount of each Yen Non-Qualified Lender’s Applicable Tranche Percentage for such Yen Committed Borrowing (each a “Yen Fronting Loan”), notwithstanding the fact that, after giving effect to such funding, all Yen Fronting Loans of such Fronting Lender, when aggregated with the Applicable Tranche Percentage of the Yen Credit Exposure of such Fronting Lender may exceed the amount of such Fronting Lender’s Yen Commitment; provided that (a) after giving effect to any Yen Fronting Loan, the aggregate Dollar Equivalent amount of all Fronting Loans funded by such Fronting Lender shall not exceed the Fronting Commitment of such Fronting Lender, and (b) such Fronting Lender shall not be a Yen Non-Qualified Lender with respect to such Yen Committed Borrowing. Immediately upon the making of a Yen Fronting Loan, the applicable Yen Non-Qualified Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from such Fronting Lender a risk participation in 100% of such Yen Fronting Loan.  The obligation of each Yen Non-Qualified Lender to make Yen Committed Loans in an Alternative Currency or consisting of ABR Rate Loans or to a Foreign Borrower under Section 4.1 shall be satisfied by its purchase of a risk participation in the applicable Yen Fronting Loan; it being understood that no Yen Non-Qualified Lender shall be responsible for, or be deemed to be a Defaulting Lender or otherwise in breach of this Agreement as a result of, the failure by a Fronting Lender to make a Fronting Loan in which such Yen Non-Qualified Lender is to purchase a risk participation.  Notwithstanding any other provision herein, no more than five Credit Extensions that utilize Yen Fronting Loans shall be made during any calendar month.

Section 4.2.2Election of Fronting Lenders.

(a) (a) Upon a request for a Yen Committed Borrowing in accordance with Section 4.3 in an Alternative Currency or consisting of ABR Rate Loans or to a Foreign Borrower with respect to which there are Yen Non-Qualified Lenders, there shall be a Fronting Lender Election.  If, based on the limitations set forth in the proviso to the first sentence of Section 4.2.1 or the last two sentences of Section 4.2.2(b) (the “Yen Fronting Limitations”), the Fronting Commitments are not sufficient to fund all of the requested Yen Fronting Loans in such Alternative Currency or consisting of ABR Rate Loans or to a Foreign Borrower, then the applicable Yen Borrower shall, within one Business Day after notice by Yen Funding Agent of such insufficiency, decrease the amount of the requested Yen Committed Borrowing to the amount that would result in utilization of the maximum available Fronting Commitments subject to the Yen Fronting Limitations and if applicable, after giving effect to the following sentence. If one or more Yen Lenders are Yen Non-Qualified Lenders solely because such Yen Lenders are not capable of making requested Yen Committed Loans to a Foreign Borrower without the imposition of withholding taxes (each a “Yen Specified Lender”), such Borrower may, within one Business Day after notice by Yen Funding Agent of the insufficiency, notify Yen Funding Agent that it will accept responsibility for such withholding taxes with respect to such Yen Committed Borrowing, in which case (i) Yen Funding Agent and the Fronting Lenders shall allocate the available Fronting Commitments (A) first, to cover any portion of such Borrowing that will not be funded by a Yen Lender because it is a Non-Qualified Lender for a reason other than potential withholding taxes and (B) then, to cover the remaining amount of such Borrowing, in each case up to the maximum available Fronting Commitments, subject to the Yen Fronting Limitations, (ii) the participations in any Fronting Loans made pursuant to clause (i)(B) above shall be allocated among the Yen Specified Lenders pro rata according to their respective Yen Commitments, (iii) each Yen Specified Lender shall fund its pro rata share of such Borrowing to the extent not funded by the Fronting Lenders and (iv) such Borrower shall pay or reimburse each Yen Specified Lender for any withholding tax arising from such Borrowing in accordance with Section 7.1.

(b)Each Non-Qualified Japan Lender with respect to the Yen Tranche (i) represents and warrants to each applicable Fronting Lender that (A) the purchase of a risk participation in such Fronting Loan by such Non-Qualified Japan Lender and (B) the funding of such risk participation in such Fronting Loan by such Non-Qualified Japan Lender will not violate any applicable Law (including any Law of Japan), and (ii) agrees to indemnify such Fronting Lender for all losses, claims, damages, liabilities and related expenses (including the reasonable fees, charges and disbursements of any counsel for such Fronting Lender) incurred by such Fronting Lender or asserted against such Fronting Lender arising from any Fronting Loan made by such Fronting Lender pursuant to Section 4.2.1.  Without limiting the foregoing, no Fronting Lender shall be obligated to make any Fronting Loan pursuant to Section 4.2.1 if such Fronting Lender determines that any representation or warranty of the applicable Non-Qualified Japan Lender in clause (i) of the preceding sentence is not accurate. Notwithstanding the foregoing provisions of this Section 4.2.2(b), no Fronting Lender shall make a Fronting Loan in which a Non-Qualified Japan Lender would be required to purchase a risk participation if such Non-Qualified Japan Lender has notified such Fronting Lender at least two Business Days prior to the proposed date of borrowing (with copies to Yen Funding Agent and Prologis) that, as a result of a Change in Law, such Lender cannot make the representation and warranty set forth in the first sentence of this Section 4.2.2(b).

Section 4.2.3Refinancing of the Yen Fronting Loans.

(a)(i)On the Trigger Date, the outstanding principal amount of Yen Committed Loans denominated in an Alternative Currency (other than an Alternative Currency denominated in Dollars, Sterling or Euro) shall be converted to Yen at the Yen Equivalent thereof based on the Spot Rate as of the Trigger Date, but only if any portion of such Yen Committed Loans is funded with a Yen Fronting Loan.  Once converted to Yen pursuant to the foregoing sentence, such Yen Committed Loans shall be denominated in Yen for all purposes of this Agreement. After giving effect to such conversion, on the Trigger Date or as soon as practicable thereafter, Yen Funding Agent shall notify each Yen Non-Qualified Lender of its obligation to fund its participation in each applicable Yen Fronting Loan.  Each applicable Yen Non-Qualified Lender shall make the amount of its participation in each applicable Yen Fronting Loan specified in such notice available to Yen Funding Agent in Same Day Funds for the account of the applicable Fronting Lender at Yen Funding Agent’s Office for payments in the same currency as the applicable Yen Fronting Loan (after giving effect to the conversion described in this clause (i)) not later than 1:00 p.m., Tokyo time, on the Business Day specified in such notice.  The applicable Borrower shall indemnify each applicable Agent and Lender for any loss, cost or expense incurred by such Agent or Lender in connection with any conversion of Yen Committed Loans pursuant to this clause (i), together with any amounts owed pursuant to Section 7.5.

(ii)To the extent that a Yen Non-Qualified Lender that has a risk participation in a Yen Fronting Loan assigns all or part of its interest in such risk participation under Section 14.6 to a Yen Qualified Lender for purposes of such Yen Fronting Loan, then such Yen Qualified Lender shall make the amount of its assigned participation in such Yen Fronting Loan available to Yen Funding Agent in Same Day Funds for the account of the applicable Fronting Lender at Yen Funding Agent’s Office for payments in the same currency as the applicable Yen Fronting Loan not later than 1:00 p.m., Tokyo time, on the third Business Day following the effective date of the assignment.

(b)If any applicable Yen Lender fails to make available to any Fronting Lender any amount required to be paid by such Yen Lender pursuant to the foregoing provisions of this Section 4.2.3 by the time specified in Section 4.2.3(a), the applicable Fronting Lender shall be entitled to recover from such Yen Lender (acting through Yen Funding Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to such Fronting Lender at a rate per annum equal to the applicable Overnight Rate from time to time in effect.  A certificate of a Fronting Lender submitted to any applicable Yen Lender (through Yen Funding Agent) with respect to any amount owing under this clause (b) shall be conclusive absent manifest error.

(c)Each applicable Yen Lender’s obligation to purchase and fund risk participations in Yen Fronting Loans pursuant to this Section 4.2.3 shall be absolute and unconditional and shall not be affected by any circumstance, including (i) any setoff, counterclaim, recoupment, defense or other right which such Yen Lender may have against the applicable Fronting Lender, any Yen Borrower or any other Person for any reason whatsoever, (ii) the occurrence or continuance of a Default or (iii) any other occurrence, event or condition, whether or not similar to any of the foregoing.  No such funding of risk participations shall relieve or otherwise impair the obligation of any Yen Borrower to repay any Fronting Lender, together with interest as provided herein.

(d)At any time after any Yen Lender has purchased and funded a risk participation in a Yen Fronting Loan, if the applicable Fronting Lender receives any payment on account of such Fronting Loan, such Fronting Lender will distribute to such Yen Lender such payment (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Yen Lender’s risk participation was funded) in the same funds and currency as those received by the applicable Fronting Lender.

(e)If any payment received by any Fronting Lender (and paid to a Yen Lender) in respect of principal of or interest on any Yen Fronting Loan is required to be returned by such Fronting Lender under any of the circumstances described in Section 14.5 (including pursuant to any settlement entered into by such Fronting Lender in its discretion), such Yen Lender shall pay to such Fronting Lender in the applicable currency of such Yen Fronting Loan the amount of such payment in respect of such Yen Fronting Loan on demand of Yen Funding Agent, plus interest thereon from the date of such demand to the date such amount is returned, at a rate per annum equal to the applicable Overnight Rate.  Yen Funding Agent will make such demand upon the request of the applicable Fronting Lender.  The obligations of the applicable Yen Lenders under this clause shall survive the payment in full of the Obligations and the termination of this Agreement.

Section 4.2.4Payments for Account of the applicable Fronting Lender.  Notwithstanding any other provision of this Agreement, until a Yen Lender funds its risk participation pursuant to this Section 4.2 to refinance such Yen Lender’s applicable Yen Fronting Loan, all payments made hereunder in respect of the portion of any Yen Committed Loans that was funded in part by a Fronting Lender shall be solely for the account of the applicable Fronting Lender.

Section 4.2.5Defaulting Lender.  Notwithstanding the foregoing, no Fronting Lender shall be required to make a Yen Fronting Loan with respect to which there is a Yen Non-Qualified Lender that is a Defaulting Lender at the time of the receipt by Yen Funding Agent of the applicable Yen Committed Loan Notice or at any time prior to the funding of such Yen Fronting Loan.  In addition, to the extent (a) a Yen Fronting Loan is outstanding, (b) a Yen Non-Qualified Lender becomes a Defaulting Lender and (c) the applicable Fronting Lender makes a demand for repayment to the applicable Yen Borrower, then such Yen Borrower shall repay such Yen Fronting Loan (i) on or before the earlier of (A) 30 days following receipt of such demand or (B) the fifth day following the last day of the applicable Interest Period ending after receipt of such demand or (ii) if no Interest Period is in effect with respect to such Yen Fronting Loan, within ten days following receipt of such demand.  If any such Yen Fronting Loan is not repaid in full on the last day of an Interest Period (if applicable or required under clause (i)(B) above), subject to Section 6.4.2, such Yen Fronting Loan shall bear interest at the Money Market Rate plus the Applicable Margin until such payment is made hereunder.

Section 4.3Yen Committed Borrowings, Conversions and Continuations of Yen Committed Loans.

Section 4.3.1Procedures for Yen Committed Borrowings.  Each Yen Committed Borrowing, each conversion of Yen Committed Loans from one Type to the other and each continuation of Eurocurrency Rate Committed Loans shall be made upon the requesting Yen Borrower’s irrevocable notice to Yen Funding Agent, which may be given by (A) telephone, or (B) a Yen Committed Loan Notice; provided that any telephonic notice must be confirmed immediately by delivery to Yen Funding Agent of a Yen Committed Loan Notice.  Each such notice must be received by Yen Funding Agent not later than 11:00 a.m., Tokyo time, (a) three Business Days prior to the requested date of any Yen Committed Borrowing of, conversion to or continuation of Eurocurrency Rate Committed Loans or Daily Floating SONIA Rate Loans and (b) two Business Days prior to the date of any Yen Committed Borrowing of Base Rate Committed Loans or ABR Rate Loans.  Each Yen Committed Borrowing of, conversion to or continuation of Eurocurrency Rate Committed Loans and each Yen Committed Borrowing of Daily Floating SONIA Rate Loans shall be in a principal amount permitted by Section 6.1.1, and except as provided in Section 5.3, each Yen Committed Borrowing of or conversion to Base Rate Committed Loans or ABR Rate Loans shall be in a principal amount permitted by Section 6.1.1.  Each Yen Committed Loan Notice shall specify (i) the jurisdiction of the applicable Yen Borrower and whether such Borrower is a Foreign Borrower, (ii) whether the applicable Yen Borrower is requesting a Yen Committed Borrowing, a conversion of Yen Committed Loans from one Type to the other, or a continuation of Eurocurrency Rate Committed Loans, (iii) the requested date of the Borrowing, conversion or continuation, as the case may be (which shall be a Business Day), (iv) the principal amount of Yen Committed Loans to be borrowed, converted or continued, (v) the Type of Yen Committed Loans to be borrowed or to which existing Yen Committed Loans are to be converted, (vi) if applicable, the duration of the Interest Period with respect thereto and (vii) the currency of the Yen Committed

Loans to be borrowed or converted.  If the requesting Yen Borrower fails to specify a currency in a Yen Committed Loan Notice requesting a Yen Committed Borrowing, then the Yen Committed Loans so requested shall be made in Yen.  If the requesting Yen Borrower fails to specify a Type of Yen Committed Loan in a Yen Committed Loan Notice or fails to give a timely notice requesting a conversion or continuation, then (A) if the applicable Yen Committed Loans are denominated in Dollars, such Yen Committed Loans shall be made as, or converted to, Base Rate Loans; (B) if the applicable Yen Committed Loans are denominated in Yen, such Yen Committed Loans shall be made as, or converted to, ABR Rate Loans; and (C) if the applicable Yen Committed Loans are denominated in a currency other than Dollars or Yen, such Yen Committed Loans shall be made in the currency requested or, in the case of a continuation, continued in the same currency, as Eurocurrency Rate Committed Loans with an Interest Period of one month or Daily Floating SONIA Rate Loans (if the requested currency is Sterling).  Any automatic conversion to Base Rate Loans or ABR Rate Loans, as applicable, shall be effective as of the last day of the Interest Period then in effect with respect to the applicable Eurocurrency Rate Committed Loans.  If the requesting Yen Borrower requests a Borrowing of, conversion to or continuation of Eurocurrency Rate Committed Loans in any such Yen Committed Loan Notice, but fails to specify an Interest Period, it will be deemed to have specified an Interest Period of one month.  No Yen Committed Loan may be converted into or continued as a Yen Committed Loan denominated in a different currency, but instead must be repaid in the original currency of such Yen Committed Loan and reborrowed in the other currency.

Section 4.3.2Funding of Yen Committed Loans.  Following receipt of a Yen Committed Loan Notice, Yen Funding Agent shall promptly notify each Yen Lender of the amount (and currency) of its Applicable Tranche Percentage of the applicable Yen Committed Borrowings, and if no timely notice of a conversion or continuation is provided by the applicable Yen Borrower, Yen Funding Agent shall notify each Yen Lender of the details of any automatic conversion to Base Rate Loans or continuation of Yen Committed Loans denominated in a currency other than Dollars, in each case as described in the preceding Section 4.3.1.  In the case of a Yen Committed Borrowing, each Yen Qualified Lender and the applicable Fronting Lender, if any, shall make the amount of its Yen Committed Loan available to Yen Funding Agent in Same Day Funds at Yen Funding Agent’s Office for the applicable currency not later than 12:00 noon, Tokyo time, in the case of any Yen Committed Loan denominated in Yen, and not later than the Applicable Time specified by Yen Funding Agent in the case of any Yen Committed Loan in an Alternative Currency of the Yen Tranche, in each case on the Business Day specified in the applicable Yen Committed Loan Notice.  Upon satisfaction of the applicable conditions set forth in Section 8.2 (and, if such Yen Committed Borrowing is the initial Credit Extension, Section 8.1), Yen Funding Agent shall make all funds so received available to the applicable Yen Borrower in like funds as received by Yen Funding Agent either by (a) crediting the account of such Yen Borrower on the books of Yen Funding Agent with the amount of such funds or (b) wire transfer of such funds, in each case in accordance with instructions provided to (and reasonably acceptable to) Yen Funding Agent by the requesting Yen Borrower; provided that if, on the date a Yen Committed Loan Notice with respect to a Yen Committed Borrowing denominated in Yen is given by the requesting Yen Borrower, such Yen Borrower has outstanding Yen L/C Borrowings, then the proceeds of such Yen Committed Borrowing, first, shall be applied to the payment in full of such Yen L/C Borrowings, and, second, shall be made available to the requesting Yen Borrower as provided above.

Section 4.3.3Certain Continuations and Conversions.  Except as otherwise provided herein, a Eurocurrency Rate Committed Loan may be continued or converted only on the last day of an Interest Period for such Eurocurrency Rate Committed Loan.  During the existence of an Event of Default, the Yen Required Lenders may at their option, by notice to the Yen Borrowers (which notice may be revoked at the option of Yen Required Lenders notwithstanding any provision of Section 14.1) declare that (a) no Yen Committed Loans denominated in Yen or Dollars may be requested as, converted to or continued as Eurocurrency Rate Committed Loans and (b) no Yen Committed Loans denominated in any other Alternative Currency may be requested or continued as Eurocurrency Rate Committed Loans, other than as Eurocurrency Rate Committed Loan with an Interest Period of one month.

Section 4.3.4Notice of Rates.  Yen Funding Agent shall promptly notify each applicable Yen Borrower and Yen Lenders of the interest rate applicable to any Interest Period for Eurocurrency Rate Committed Loans upon determination of such interest rate.  At any time that Base Rate Loans are outstanding, Yen Funding Agent shall notify each applicable Yen Borrower and Yen Lenders of any change in U.S. Funding Agent’s “prime rate” used in determining the Base Rate for Yen Committed Loans denominated in Dollars promptly following the public announcement of such change.  At any time that ABR Rate Loans are outstanding, Yen Funding Agent shall notify each applicable Yen Borrower and Yen Lenders of any change in Yen Funding Agent’s “prime rate” used in determining the ABR Rate for Yen Committed Loans denominated in Yen promptly following the public announcement of such change.

Section 4.3.5Number of Interest Periods.  After giving effect to all Yen Committed Borrowings, all conversions of Yen Committed Loans from one Type to the other, and all continuations of Yen Committed Loans as the same Type, there shall not be more than 20 Interest Periods in effect with respect to Yen Committed Loans.

Section 4.4Yen Letters of Credit

.  Subject to the terms and conditions set forth herein, (a) each Yen L/C Issuer agrees, in reliance upon the agreements of Yen Lenders set forth in this Section 4.4 and Article V, (i) from time to time on any Business Day during the Availability Period, to issue Yen Letters of Credit denominated in Yen for the account of any Yen Borrower or any Eligible Affiliate, and to amend or extend Yen Letters of Credit previously issued by it, in accordance with Section 5.2, and (ii) to honor drawings under the applicable Yen Letters of Credit; and (b) Yen Lenders severally agree to participate in Yen Letters of Credit issued for the account of any Yen Borrower or any Eligible Affiliates and any drawings thereunder; provided that after giving effect to any Yen L/C Credit Extension with respect to any Yen Letter of Credit, (x) the Yen Total Outstandings shall not exceed the Yen Aggregate Commitments, (y) the Yen Credit Exposure of any Yen Lender shall not exceed such Yen Lender’s Yen Commitment and (z) the Yen Outstanding Amount of the Yen L/C Obligations shall not exceed the Yen Letter of Credit Sublimit.  Within the foregoing limits, any Yen Borrower’s ability to obtain Yen Letters of Credit shall be fully revolving, and accordingly each Yen Borrower may, during the foregoing period, obtain Yen Letters of Credit to replace Yen Letters of Credit that have expired or that have been drawn upon and reimbursed.  All Yen Existing Letters of Credit shall be deemed to have been issued pursuant hereto, and from and after the Closing Date shall be subject to and governed by the terms and conditions hereof.

Section 4.5Yen Prepayments.

Section 4.5.1Prepayments of Yen Committed Loans.  Each Yen Borrower may, upon notice to Yen Funding Agent, at any time or from time to time voluntarily prepay Yen Committed Loans in whole or in part without premium or penalty; provided that (a)  such notice must be in a form acceptable to Yen Funding Agent and be received by Yen Funding Agent not later than 11:00 a.m., Tokyo time, (i) three Business Days prior to any date of prepayment of Eurocurrency Rate Committed Loans or any Daily Floating SONIA Rate Loans and (ii) two Business Days prior to any date of prepayment of Base Rate Committed Loans and ABR Rate Loans; and (b) any prepayment of Yen Committed Loans shall be in a principal amount permitted by Section 6.1.2, or, if less, the entire principal amount thereof then outstanding; provided that if Yen Lenders have made any Yen Committed Loans pursuant to 5.3.2, then the applicable Yen Borrower may make a prepayment in any other amount so long as, after giving effect thereto, the aggregate principal amount of all ABR Rate Loans is in an integral multiple of ¥100,000,000.  Each such notice shall specify the date and amount of such prepayment and the Type(s) of Yen Committed Loans to be prepaid and, if Eurocurrency Rate Committed Loans are to be prepaid, the Interest Period(s) of such Yen Committed Loans.  Yen Funding Agent will promptly notify each Yen Lender of its receipt of each such notice and of the amount of such Yen Lender’s Applicable Tranche Percentage of such prepayment.  If such notice is given by such Yen Borrower, then such Yen Borrower shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein.  Any prepayment of a Eurocurrency Rate Committed Loan shall be accompanied by all accrued interest on the amount prepaid, together with any additional amount required pursuant to Section 7.5.  Subject to Sections 4.2.4 and 6.8.3, each such prepayment shall be applied to the Yen Committed Loans of Yen Lenders in accordance with their respective Applicable Tranche Percentages.

Section 4.5.2Prepayments due to Currency Fluctuations.  Yen Funding Agent shall calculate the Yen Equivalent of the Yen Total Outstandings on each Revaluation Date (but only with respect to Yen Committed Loans denominated in an Alternative Currency).  If on the Revaluation Date that occurs on the first Business Day of each calendar month, on the last day of an Interest Period or such other times as Yen Funding Agent may determine in its reasonable discretion, such calculation reflects that, as of such Revaluation Date, Yen Equivalent of the Yen Total Outstandings exceeds an amount equal to 105% of the Yen Aggregate Commitments then in effect, then, within five Business Days after notice of such calculation from Yen Funding Agent to Prologis, Yen Borrowers shall prepay the Yen Committed Loans and/or Cash Collateralize the Yen L/C Obligations in an aggregate amount sufficient to reduce the Yen Equivalent of such Yen Total Outstandings as of such date of payment to an amount not to exceed 100% of the Yen Aggregate Commitments then in effect, provided that solely for purposes of measuring compliance with this Section 4.5.2, the amount of Cash Collateral delivered to Yen Funding Agent under this Section 4.5.2 shall be deemed to have reduced the Yen Total Outstandings. Subject to Section 4.2.4, each such prepayment shall be applied to the Yen Committed Loans of Yen Lenders in accordance with their respective Applicable Tranche Percentages.

Section 4.5.3Other Prepayments.  If, on any date other than the Maturity Date, the Yen Equivalent of the Yen Total Outstandings exceeds the Yen Aggregate Commitments then in effect and such excess is not due to a currency exchange fluctuation covered under Section 4.5.2, then, within two Business Days after notice from Yen Funding Agent to Prologis, Yen Borrowers shall prepay the Yen Committed Loans and/or Cash Collateralize the Yen L/C Obligations in an aggregate amount sufficient to reduce the Yen Equivalent of such Yen Total Outstandings as of such date of payment to an amount not to exceed the Yen Aggregate Commitments then in effect, without regard to any minimum or multiples specified in Section 6.1.2 with respect to prepayments. Subject to Section 4.2.4, each such prepayment shall be applied to the Yen Committed Loans of Yen Lenders in accordance with their respective Applicable Tranche Percentages.

ARTICLE V
GENERAL PROVISIONs APPLICABLE TO LETTERS OF CREDIT

Section 5.1Limitations on Obligations to Issue Letters of Credit.

Section 5.1.1Prohibited Issuances.  No L/C Issuer shall issue any Letter of Credit, if:

(a)subject to Section 5.2.3, the expiry date of such requested Letter of Credit would occur more than 36 months after the date of issuance (or, if applicable, the most recent extension) thereof, unless the applicable Tranche Required Lenders have approved such expiry date; or

(b)the expiry date of such requested Letter of Credit would occur after the Letter of Credit Expiration Date.

Section 5.1.2Limitations on Obligations of L/C Issuers.  No L/C Issuer shall be under any obligation to issue any Letter of Credit if:

(a)any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain such L/C Issuer from issuing such Letter of Credit, or any Law applicable to such L/C Issuer or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over such L/C Issuer shall prohibit, or request that such L/C Issuer refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon such L/C Issuer with respect to such Letter of Credit any restriction, reserve or capital requirement (for which such L/C Issuer is not otherwise compensated hereunder) not in effect on the Closing Date, or shall impose upon such L/C Issuer any unreimbursed loss, cost or expense which was not applicable on the Closing Date and which such L/C Issuer in good faith deems material to it;

(b)the issuance of such Letter of Credit would violate one or more policies of such L/C Issuer;

(c)except as otherwise agreed by the applicable Funding Agent and the applicable L/C Issuer, such Letter of Credit would be in an initial stated amount of less than $100,000 for a U.S. Letter of Credit denominated in Dollars, Cdn$100,000 for a U.S. Letter of Credit denominated in Canadian Dollars, EUR 100,000 for a Euro Letter of Credit denominated in Euro, £100,000 for a Euro Letter of Credit denominated in Sterling and ¥100,000,000 for a Yen Letter of Credit;

(d)(i) with respect to a U.S. Letter of Credit, such Letter of Credit is to be denominated in a currency other than Dollars or Canadian Dollars, (ii) with respect to a Euro Letter of Credit, such Letter of Credit is to be denominated in a currency other than Euro or Sterling, and (iii) with respect to a Yen Letter of Credit, such Letter of Credit is to be denominated in a currency other than Yen;

(e)such Letter of Credit contains any provision for automatic reinstatement of the stated amount after any drawing thereunder; or

(f)any Applicable Tranche Lender has failed to fund any amount required under Section 5.3.1 or 5.3.2, unless such failure has been cured, or is at such time a Defaulting Lender, unless (i) such L/C Issuer has entered into satisfactory arrangements with the applicable Borrower or such Applicable Tranche Lender to eliminate such L/C Issuer’s risk with respect to such Lender and/or (ii) Cash Collateral has been provided by the applicable Borrowers in accordance with Section 5.7.2.

Section 5.1.3Limitations on Amendments.  No L/C Issuer shall be under any obligation to renew, extend the expiry date for or increase the amount of any Letter of Credit if (a) such L/C Issuer would have no obligation at such time to issue such Letter of Credit in its amended form under the terms hereof or (b) the beneficiary of such Letter of Credit does not accept the proposed amendment to such Letter of Credit.

Section 5.1.4Authorization of L/C Issuers.  Each L/C Issuer shall act on behalf of the Applicable Tranche Lenders with respect to any Letters of Credit issued by it and the documents associated therewith, and each L/C Issuer shall have all of the benefits and immunities (a) provided to Agents in Article XIII with respect to any acts taken or omissions suffered by such L/C Issuer in connection with Letters of Credit issued by it or proposed to be issued by it and Issuer Documents pertaining to such Letters of Credit as fully as if the term “Agent” as used in Article XIII included such L/C Issuer with respect to such acts or omissions, and (b) as additionally provided herein with respect to such L/C Issuer.

Section 5.2Procedures for Issuance and Amendment of Letters of Credit; Auto-Extension Letters of Credit.

Section 5.2.1Requests for Issuance or Amendment.  Each Letter of Credit shall be issued or amended, as the case may be, upon the request of any Borrower delivered to the applicable L/C Issuer (with a copy to the applicable Funding Agent) in the form of a Letter of Credit Application, appropriately completed and signed by a Responsible Officer of such Borrower.  Such Letter of Credit Application must be received by the applicable L/C Issuer and the applicable Funding Agent not later than 11:00 a.m., Applicable Time, at least three Business Days (or, in each case, such later date and time as such L/C Issuer and such Funding Agent may both agree in a particular instance in their sole discretion) prior to the proposed issuance date or date of amendment, as the case may be.  In the case of a request for an initial issuance of a Letter of Credit, the applicable Letter of Credit Application shall specify in form and detail reasonably satisfactory to the applicable L/C Issuer: (a) the proposed issuance date of the requested Letter of Credit (which shall be a Business Day); (b) the amount thereof; (c) the expiry date thereof; (d) the name and address of the beneficiary thereof; (e) the documents to be presented by such beneficiary in case of any drawing thereunder; (f) the full text of any certificate to be presented by such beneficiary in case of any drawing thereunder; (g) in the case of a request for a U.S. Letter of Credit or a Euro Letter of Credit, the applicable currency thereof; and (h) such other matters as the applicable L/C Issuer may reasonably require.  In the case of a request for an amendment of any outstanding Letter of Credit, such Letter of Credit Application shall specify in form and detail reasonably satisfactory to the applicable L/C Issuer: (i) the Letter of Credit to be amended; (ii) the proposed date of amendment thereof (which shall be a Business Day); (iii) the nature of the proposed amendment; and (iv) such other matters as the applicable L/C Issuer may reasonably require.  Additionally, the requesting Borrower shall furnish to the applicable L/C Issuer and the applicable Funding Agent such other documents and information pertaining to such requested Letter of Credit issuance or amendment, including any Issuer Documents, as such L/C Issuer or Funding Agent may reasonably require.

Section 5.2.2Issuance Procedures.  Promptly after receipt of any Letter of Credit Application, the applicable L/C Issuer will confirm with the applicable Funding Agent (by telephone or in writing) that such Funding Agent has received a copy of such Letter of Credit Application from the requesting Borrower and, if not, such L/C Issuer will provide such Funding Agent with a copy thereof.  Unless such L/C Issuer has received written notice from Global Administrative Agent, the applicable Funding Agent or any Credit Party, at least one Business Day prior to the requested date of issuance or amendment of a Letter of Credit, that one or more applicable conditions contained in Article VIII shall not then be satisfied, then, subject to the terms and conditions hereof, such L/C Issuer shall, on the requested date, issue a Letter of Credit for the account of the requesting Borrower (or the applicable Eligible Affiliate) or enter into the applicable amendment, as the case may be, in each case in accordance with such L/C Issuer’s usual and customary business practices.  Immediately upon the issuance of each Letter of Credit, each Applicable Tranche Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the applicable L/C Issuer a risk participation in such Letter of Credit in an amount equal to the product of such Lender’s Applicable Tranche Percentage times the amount of such Letter of Credit.

Section 5.2.3Auto-Extension Letters of Credit.  If any Borrower so requests in a Letter of Credit Application, the applicable L/C Issuer may, in its sole and absolute discretion, agree to issue a Letter of Credit that has automatic extension provisions (each, an “Auto-Extension Letter of Credit”); provided that any Auto-Extension Letter of Credit must permit such L/C Issuer to prevent any such extension at least once in each 12 month period (commencing with the date of issuance of such Letter of Credit) by giving prior notice to the beneficiary thereof not later than a day (the “Non-Extension Notice Date”) in each such 12 month period to be agreed upon at the time such Letter of Credit is issued.  Unless otherwise directed by such L/C Issuer, the applicable Borrower shall not be required to make a specific request to such L/C Issuer for any such extension.  Once an Auto-Extension Letter of Credit has been issued, the Applicable Tranche Lenders shall be deemed to have authorized (but may not require) the applicable L/C Issuer to permit the extension of such Letter of Credit at any time to an expiry date not later than the Letter of Credit Expiration Date; provided that such L/C Issuer shall not permit any such extension if (a) such L/C Issuer has determined that it would not be permitted, or would have no obligation, at such time to issue such Letter of Credit in its revised form (as extended) under the terms hereof (by reason of the provisions of Section 5.1.1(a) or Section 5.1.1(b) or otherwise), or (b) it has received notice (which may be by telephone or in writing) on or before the day that is five Business Days before the Non-Extension Notice Date (1) from Global Administrative Agent or the applicable Funding Agent, that the applicable Tranche Required Lenders have elected not to permit such extension or (2) from Global Administrative Agent, the applicable Funding Agent or any Credit Party that one or more of the applicable conditions specified in Section 8.2 is not then satisfied, and in each such case directing such L/C Issuer not to permit such extension.

Section 5.2.4Notice of Issuance.  Promptly after its delivery of any Letter of Credit or any amendment to a Letter of Credit to an advising bank with respect thereto or to the beneficiary thereof, the applicable L/C Issuer will also deliver to the applicable Borrower and the applicable Funding Agent a true and complete copy of such Letter of Credit or amendment.

Section 5.3Drawings and Reimbursements; Funding of Participations.

Section 5.3.1Procedures Upon Drawing.  Upon receipt from the beneficiary of any Letter of Credit of any notice of a drawing under such Letter of Credit, the applicable L/C Issuer shall notify the applicable Borrower and the applicable Funding Agent thereof.  Not later than 10:00 a.m., Applicable Time, on the date of any payment by an L/C Issuer under a Letter of Credit (each such date, an “Honor Date”), the applicable Borrower shall reimburse such L/C Issuer through the applicable Funding Agent in an amount equal to the amount of such drawing; provided that, with respect to a U.S. Letter of Credit denominated in Canadian Dollars, the applicable Borrower shall reimburse the U.S. L/C Issuer in Dollars in an amount equal to the Dollar Equivalent amount of such drawing. If the applicable Borrower fails to so reimburse an L/C Issuer by such time, the applicable Funding Agent shall promptly notify each Applicable Tranche Lender of the Honor Date, the amount of the unreimbursed drawing (the “Unreimbursed Amount”) and the amount of such Applicable Tranche Lender’s Applicable Tranche Percentage thereof. In such event, the applicable Borrower shall be deemed to have requested a Committed Borrowing of the Specified Type (as defined below) to be disbursed on the first Business Day after the Honor Date in an amount equal to the Unreimbursed Amount, without regard to the minimum and multiples specified elsewhere in this Agreement for the principal amount of a Committed Borrowing, but subject to the amount of the unutilized portion of the Aggregate Tranche Commitment and the conditions set forth in Section 8.2 (other than the delivery of a Committed Loan Notice).  To the extent that any Unreimbursed Amount under the Euro Tranche is in Sterling and there are Euro Non-Qualified Lenders with respect to Sterling, then Euro Funding Agent may elect a Fronting Lender in accordance with Section 3.2 on behalf of the applicable Euro Borrower (which hereby irrevocably authorizes Euro Funding Agent to so elect on its behalf); provided that to the extent that there are no available Fronting Lenders, then such portion of the Unreimbursed Amount shall be converted to Euro based on the Euro Equivalent amount of such portion and refinanced as a Eurocurrency Rate Loan in Euro with an Interest Period of one month.  Any notice given by an L/C Issuer or a Funding Agent pursuant to this Section 5.3.1 may be given by telephone if immediately confirmed in writing; provided that the lack of such an immediate confirmation shall not affect the conclusiveness or binding effect of such notice.  For purposes of the foregoing, “Specified Type” means (a) with respect to the U.S. Tranche, Base Rate Loans; (b) with respect to the Yen Tranche, ABR Rate Loans; and (c) with respect to the Euro Tranche, a Eurocurrency Rate Loan with an Interest Period of one month.

Section 5.3.2Reimbursement via Committed Borrowing.  Each Applicable Tranche Lender (or, in the case of a Euro Letter of Credit, each Euro Qualified Lender and each applicable Fronting Lender) shall upon receipt of any notice pursuant to Section 5.3.1 make funds available to the applicable Funding Agent for the account of the applicable L/C Issuer, in the applicable currency of the applicable Letter of Credit, at such Funding Agent’s Office in an amount equal to each such Applicable Tranche Lender’s Applicable Tranche Percentage (or, in the case of a Euro Letter of Credit, each Euro Qualified Lender’s Applicable Tranche Percentage and each applicable Fronting Lender’s Euro Fronting Loan) of the Unreimbursed Amount not later than 12:00 noon, Applicable Time, on the Business Day specified in such notice by such Funding Agent, whereupon, subject to the provisions of Section 5.3.3, each Applicable Tranche Lender (or in the case of a Euro Letter of Credit, the Euro Qualified Lender and the Fronting Lender) that so makes funds available shall be deemed to have made a Committed Loan to the applicable Borrower in such amount.  The applicable Funding Agent shall remit the funds so received to the applicable L/C Issuer.

Section 5.3.3L/C Borrowings.  With respect to any Unreimbursed Amount that is not fully refinanced by a Committed Borrowing because the conditions set forth in Section 8.2 cannot be satisfied or for any other reason, the applicable Borrower shall be deemed to have incurred from the applicable L/C Issuer an L/C Borrowing in the amount of the Unreimbursed Amount that is not so refinanced, which L/C Borrowing shall be due and payable on demand (together with interest), in the currency in which payment was made under the applicable Letter of Credit (or with respect to a U.S. Letter of Credit denominated in Canadian Dollars, in Dollars) and shall bear interest at the Default Rate for the applicable Specified Type; provided that to the extent that a Euro L/C Borrowing is in Sterling and there are Euro Non-Qualified Lenders with respect to Sterling, then the aggregate amount of the Euro L/C Borrowing shall be converted to Euro based on the Euro Equivalent amount of such Euro L/C Borrowing and shall bear interest at the

Default Rate for a Eurocurrency Rate Loan with an Interest Period of one month.  In such event, each applicable Lender’s payment to the applicable Funding Agent for the account of such L/C Issuer pursuant to this Section 5.3.3 shall be deemed payment in respect of its participation in such L/C Borrowing and shall constitute an L/C Advance from such Lender in satisfaction of its participation obligation under this Section 5.3. For the avoidance of doubt, any Committed Borrowing, L/C Borrowing or L/C Advance with respect to a U.S. Letter of Credit denominated in Canadian Dollars shall be made in Dollars based on the Dollar Equivalent amount thereof.

Section 5.3.4Interest Prior to Lender Payments.  Until an Applicable Tranche Lender (and, in the case of the Euro Tranche, a Fronting Lender) funds its Committed Loan or L/C Advance pursuant to this Section 5.3 to reimburse the applicable L/C Issuer for any amount drawn under any Letter of Credit, interest in respect of the Committed Loan or L/C Advance to be made by such Applicable Tranche Lender (or such Fronting Lender) shall be solely for the account of such L/C Issuer.

Section 5.3.5Lender Obligations Unconditional.  Each Applicable Tranche Lender’s (and, if applicable, Fronting Lender’s) obligation to make Committed Loans or L/C Advances or to purchase risk participations in Fronting Loans in order to reimburse the applicable L/C Issuer for amounts drawn under Letters of Credit, as contemplated by this Section 5.3, shall be absolute and unconditional and shall not be affected by any circumstance, including: (a) any setoff, counterclaim, recoupment, defense or other right which such Lender may have against such L/C Issuer, any Borrower, any Eligible Affiliate or any other Person for any reason whatsoever; (b) the occurrence or continuance of a Default or (c) any other occurrence, event or condition, whether or not similar to any of the foregoing; provided that each such Person’s obligation to make Committed Loans pursuant to this Section 5.3 is subject to the conditions set forth in Section 8.2 (other than delivery by the applicable Borrower of a Committed Loan Notice).  No such making of an L/C Advance shall relieve or otherwise impair the obligation of the applicable Borrower to reimburse the applicable L/C Issuer for the amount of any payment made by such L/C Issuer under any Letter of Credit, together with interest as provided herein.

Section 5.3.6Interest on Overdue Amounts.  If any Applicable Tranche Lender (or, in the case of the Euro Tranche, Fronting Lender) fails to make available directly to the applicable Funding Agent for the account of the applicable L/C Issuer any amount required to be paid by such Lender (or Fronting Lender) pursuant to the foregoing provisions of this Section 5.3 by the time specified in Section 5.3.2, such L/C Issuer shall be entitled to recover from such Person (acting through the applicable Funding Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to such L/C Issuer at a rate per annum equal to the applicable Overnight Rate from time to time in effect.  A certificate of an L/C Issuer submitted to any Lender (through the applicable Funding Agent) with respect to any amount owing under this Section 5.3.6 shall be conclusive absent manifest error.

Section 5.4Repayment of Participations.

Section 5.4.1Payments by L/C Issuers.  At any time after an L/C Issuer has made a payment under any Letter of Credit and has received from any Applicable Tranche Lender (or, in the case of the Euro Tranche, any Fronting Lender) such Person’s L/C Advance in respect of such payment in accordance with Section 5.3, if the applicable Funding Agent receives for the account of such L/C Issuer any payment in respect of the related Unreimbursed Amount or interest thereon (whether directly from the applicable Borrower or otherwise, including proceeds of Cash Collateral of the applicable Tranche applied thereto by the applicable Funding Agent), the applicable Funding Agent will distribute to such Applicable Tranche Lender (or Fronting Lender) its Applicable Tranche Percentage (or other appropriate percentage) thereof (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Person’s L/C Advance was outstanding) in the same funds as those received by the applicable Funding Agent.

Section 5.4.2Disgorgement.  If any payment received by the applicable Funding Agent for the account of any L/C Issuer pursuant to Section 5.4.1 is required to be returned under any of the circumstances described in Section 14.5 (including pursuant to any settlement entered into by such L/C Issuer in its discretion), each Applicable Tranche Lender (and, in the case of the Euro Tranche, each Fronting Lender) shall pay to the applicable Funding Agent for the account of such L/C Issuer its Applicable Tranche Percentage (or other appropriate percentage) thereof on demand of the applicable Funding Agent (in each case in the currency in which such payment originally was made), plus interest thereon from the date of such demand to the date such amount is returned by such Applicable Tranche Lender (or Fronting Lender), at a rate per annum equal to the applicable Overnight Rate from time to time in effect.

Section 5.4.3Survival.  The obligations of the Lenders, the Funding Agents, the L/C Issuers and the Fronting Lenders under this Section 5.4 shall survive the payment in full of the Obligations and the termination of this Agreement.

Section 5.5Borrower Obligations Absolute

.  The obligation of each Borrower to reimburse the applicable L/C Issuer for each drawing under each Letter of Credit issued by such L/C Issuer for the account of such Borrower and to repay each L/C Borrowing incurred by such Borrower shall be absolute, unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement under all circumstances, including the following:

(a)any lack of validity or enforceability of such Letter of Credit, this Agreement or any other Loan Document;

(b)the existence of any claim, counterclaim, setoff, defense or other right that any Borrower or any Eligible Affiliate may have at any time against any beneficiary or any transferee of such Letter of Credit (or any Person for whom any such beneficiary or any such transferee may be acting), any L/C Issuer or any other Person, whether in connection with this Agreement, the transactions contemplated hereby or by such Letter of Credit or any agreement or instrument relating thereto, or any unrelated transaction;

(c)any draft, demand, certificate or other document presented under such Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; or any loss or delay in the transmission or otherwise of any document required in order to make a drawing under such Letter of Credit;

(d)any payment by the L/C Issuer under such Letter of Credit against presentation of a draft or certificate that does not strictly comply with the terms of such Letter of Credit; or any payment made by the L/C Issuer under such Letter of Credit to any Person purporting to be a trustee in bankruptcy, debtor-in-possession, assignee for the benefit of creditors, liquidator, receiver or other representative of or successor to any beneficiary or any transferee of such Letter of Credit, including any arising in connection with any proceeding under any Debtor Relief Law; or

(e)any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Borrower or any Eligible Affiliate.

Each Borrower shall promptly examine a copy of each Letter of Credit and each amendment thereto that is delivered to it and, in the event of any claim of noncompliance with such Borrower’s instructions or other irregularity, such Borrower will promptly notify such L/C Issuer.  Each Borrower shall be conclusively deemed to have waived any such claim against any L/C Issuer and its correspondents unless such notice is given as aforesaid.

Section 5.6Role of L/C Issuer

.  Each Lender and each Borrower agree that, in paying any drawing under a Letter of Credit, no L/C Issuer shall have any responsibility to obtain any document (other than any sight draft, certificates and documents expressly required by such Letter of Credit) or to ascertain or inquire as to the validity or accuracy of any such document or the authority of the Person executing or delivering any such document.  No L/C Issuer or Agent or any of their respective Related Parties or any correspondent, participant or assignee of any L/C Issuer shall be liable to any Lender for (a) any action taken or omitted in connection herewith at the request or with the approval of all Lenders, all Applicable Tranche Lenders, the applicable Tranche Required Lenders or the Required Lenders, as applicable; (b) any action taken or omitted in the absence of gross negligence or willful misconduct (as finally determined by a court of competent jurisdiction); or (c) the due execution, effectiveness, validity or enforceability of any document or instrument related to any Letter of Credit or Issuer Document.  Each Borrower hereby assumes all risks of the acts or omissions of any beneficiary or transferee with respect to its use of any Letter of Credit; provided that this assumption is not intended to, and shall not, preclude any Borrower pursuing such rights and remedies as it may have against the beneficiary or transferee at law or under any other agreement.  No L/C Issuer or Agent or any of their respective Related Parties or any correspondent, participant or assignee of any L/C Issuer shall be liable or responsible for any of the matters described in clauses (a) through (e) of Section 5.5; provided that anything in such clauses to the contrary notwithstanding, a Borrower may have a claim against an L/C Issuer, and such L/C Issuer may be liable to such Borrower, to the extent, but only to the extent, of any direct, as opposed to indirect, consequential or exemplary, damages suffered by such Borrower which it proves were caused by such L/C Issuer’s willful misconduct or gross negligence or such L/C Issuer’s willful failure to pay under any Letter of Credit after the presentation to it by the beneficiary of a sight draft and certificate(s) strictly complying with the terms and conditions of such Letter of Credit.

In furtherance and not in limitation of the foregoing, any L/C Issuer may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary, and no L/C Issuer shall be responsible for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason.

Section 5.7Cash Collateral.

Section 5.7.1Certain Cash Collateral.  Upon the request of the applicable Funding Agent or Required Lenders (for purposes of clause (a) below) or the applicable Tranche Required Lenders (for purposes of clause (b) below), (a) during the existence of an Event of Default or (b) if, as of the Maturity Date, any L/C Obligations under the Available Tranches for any reason remains outstanding, the applicable Borrower shall, in each case, promptly Cash Collateralize the then Outstanding Amount of all L/C Obligations of such Borrower under each applicable Available Tranche, in each case in the same currency as the applicable L/C Obligations.

Section 5.7.2Cash Collateral and Defaulting Lender.  If any L/C Obligation under any Tranche exists at the time a Lender is a Defaulting Lender, the applicable Borrower shall, within one Business Day of delivery of written notice by the applicable Funding Agent, Cash Collateralize the amount of the Defaulting Lender’s Applicable Tranche Percentage of the L/C Obligations under such Tranche (after giving effect to Section 6.15.1(d) and any Cash Collateral provided by the Defaulting Lender or retained pursuant to Section 6.15.1(b)).  If a Borrower is required to provide an amount of Cash Collateral pursuant to this Section 5.7.2, such Cash Collateral shall be released and promptly returned to such Borrower from time to time to the extent the amount deposited shall exceed the Defaulting Lender’s Applicable Tranche Percentage of the L/C Obligations under such Tranche or if such Lender ceases to be a Defaulting Lender.

Section 5.7.3Lien on Cash Collateral.  Each Borrower hereby grants to the Funding Agent for the Tranche with respect to which Cash Collateral is being delivered a lien on and security interest in all such cash, all deposit accounts into which such cash is deposited, all balances in such accounts and all proceeds of the foregoing.  Cash Collateral shall be maintained in blocked, interest bearing deposit accounts with the applicable Funding Agent.

Section 5.8Applicability of ISP

.  Unless otherwise expressly agreed by the applicable L/C Issuer and the applicable Borrower when a Letter of Credit is issued (including any such agreement applicable to an Existing Letter of Credit), the rules of the ISP shall apply to each Letter of Credit.

Section 5.9Letter of Credit Fees

.  Prologis shall (or shall cause the applicable Borrower to) pay to the applicable Funding Agent for the account of each Applicable Tranche Lender in accordance with its Applicable Tranche Percentage, in the Primary Currency for the applicable Tranche, a Letter of Credit fee (the “Letter of Credit Fee”) for each Letter of Credit equal to the Applicable Margin as in effect from time to time multiplied by the daily Relevant Equivalent (as defined below) amount available to be drawn under such Letter of Credit.  Letter of Credit Fees shall be (a) computed on a quarterly basis in arrears and (b) due and payable on the last Business Day of each March, June, September and December, on the Letter of Credit Expiration Date for each Letter of Credit, and thereafter on demand.  Notwithstanding anything to the contrary contained herein, upon the request of the Tranche Required Lenders, while any Event of Default exists, all Letter of Credit Fees shall accrue at the Default Rate.  For purposes of the foregoing and of Section 5.10, “Relevant Equivalent” means (i) in the case of the U.S. Letters of Credit, the Dollar Equivalent, (ii) in the case of the Euro Letters of Credit, the Euro Equivalent, and (iii) in the case of the Yen Letters of Credit, the Yen Equivalent.  Notwithstanding the foregoing or any other provision of this Agreement, Prologis shall not be required to pay any Letter of Credit Fee to any Lender for any period during which such Lender is a Defaulting Lender.

Section 5.10Fronting Fee and Documentary and Processing Charges Payable to each L/C Issuer

.  Prologis shall pay directly to the applicable L/C Issuer of each Letter of Credit for its own account, in the Primary Currency of the Tranche under which such Letter of Credit was issued, a fronting fee at the rate per annum of 0.125% computed on the Relevant Equivalent (as defined in Section 5.9) of the daily amount available to be drawn under such Letter of Credit on a quarterly basis in arrears.  Such fronting fee shall be due and payable on the last Business Day of each March, June, September and December in respect of the quarterly period then ending (or portion thereof, in the case of the first payment), on the Letter of Credit Expiration Date for each Letter of Credit, and thereafter on demand.  In addition, Prologis shall pay directly to the applicable L/C Issuer for its own account, in Primary Currency of the Tranche under which the applicable Letter of Credit was issued, the customary issuance, presentation, amendment, extension and other processing fees, and other standard costs and charges, of such L/C Issuer relating to letters of credit as from time to time in effect; provided that the total amount of all such fees shall not exceed a Dollar Equivalent amount of $1,500 for any Letter of Credit.  Such customary fees and standard costs and charges are due and payable ten Business Days after demand and are nonrefundable.

Section 5.11Conflict with Issuer Documents

.  In the event of any conflict between the terms hereof and the terms of any Issuer Document, the terms hereof shall control.

Section 5.12Letters of Credit Issued for Eligible Affiliate

.  Notwithstanding that a Letter of Credit is in support of obligations of, or is for the account of, an Eligible Affiliate, the requesting Borrower shall be obligated to reimburse the applicable L/C Issuer hereunder for all drawings under such Letter of Credit.  Each Borrower acknowledges that the issuance of any Letter of Credit requested by such Borrower for the account of an Eligible Affiliate inures to the benefit of such Borrower.  Notwithstanding the foregoing, a Foreign Borrower under any Tranche shall not be the letter of credit applicant with respect to any Letter of Credit.

Section 5.13U.S. Bond L/Cs

.  Notwithstanding any provision to the contrary set forth in this Article V:

Section 5.13.1Terms and Conditions of U.S. Bond L/Cs.  (a)  U.S. Bond L/Cs shall be subject to the terms and conditions of this Agreement and applicable Law; provided that (i) a U.S. Bond L/C may have an expiration date later than 12 months from the date of issuance, so long as such date is not later than the Letter of Credit Expiration Date; and (ii) the terms of each U.S. Bond L/C (A) must be acceptable to the applicable U.S. L/C Issuer and U.S. Funding Agent, (B) subject to the provisions of Section 5.14, may provide for the reinstatement of drawn portions of such U.S. Bond L/C, whether or not reimbursement has been received (which may have the effect of increasing the amount of the applicable Borrower’s reimbursement obligations under such U.S. Bond L/C), (C) may provide for automatic extensions thereof, so long as such terms comply with the auto extension provisions set forth in Section 5.2.3 hereof, and (D) may contain provisions whereby the applicable U.S. L/C Issuer is granted certain rights in collateral and voting rights under the related Bond Documents, which rights are expressly assigned by the applicable U.S. L/C Issuer to U.S. Funding Agent for the benefit of Lenders pursuant to Section 5.14.2 herein.

(a)Any Borrower may request that a U.S. L/C Issuer issue a U.S. Bond L/C by providing at least 30 days prior written notice of such request to the applicable U.S. L/C Issuer, and by delivering a certificate at least 30 days prior to the issuance of any U.S. Bond L/C to U.S. Funding Agent certifying that, after giving effect to the issuance of any such Bonds and, without duplication, any Debt incurred by any Company with respect thereto, no Default exists or would result after giving effect thereto.

Section 5.14Reduction and Reinstatement of U.S. Bond L/Cs

.  In the event that the proceeds of any drawing under any U.S. Bond L/C are used to pay the purchase price of Bonds tendered or deemed tendered by the owner thereof pursuant to the related Bond Documents (such drawing, including the drawing of any accrued interest on the tendered Bonds, a “Bond Purchase Drawing”), then the stated amount of such U.S. Bond L/C will be temporarily reduced by the amount of such drawing, subject to automatic reinstatement (whether or not reimbursement for any drawings thereunder has been received or the conditions set forth in Sections 5.1.1 and 5.1.2 have been satisfied, and without further approval from Lenders) pursuant to the provisions of the applicable U.S. Bond L/C by an amount equal to the Bond Purchase Drawing, so long as (a) the applicable U.S. L/C Issuer (or U.S. Funding Agent, as assignee of such U.S. L/C Issuer) has been properly accounted for on the securities depository’s records as the beneficial owner of such Bonds purchased with the proceeds (or portion thereof) of the U.S. Bond L/C, (b) such Bonds have been delivered to the appropriate custodian and registered as directed by such L/C Issuer (or U.S. Funding Agent, as assignee of such U.S. L/C Issuer), or (c) to the extent provided for in the applicable U.S. Bond L/C, such Bonds have been remarketed in accordance with the terms of the applicable Bond Documents and released by the applicable U.S. L/C Issuer; provided that if the repurchased Bonds are not transferred to such U.S. L/C Issuer (or U.S. Funding Agent, as assignee of such U.S. L/C Issuer) pursuant to clause (a) or (b) or remarketed pursuant to clause (c) above, then the applicable U.S. L/C Issuer shall notify Global Administrative Agent (which shall subsequently notify Lenders) of such failure.  Unless otherwise directed by U.S. Required Lenders, the applicable U.S. L/C Issuer shall then deliver notice to the applicable Trustee prior to the fifth Business Day after the applicable Bond Purchase Drawing that the amount of such drawing will not be reinstated, if the applicable Bond Documents permit such notice; otherwise, the U.S. L/C Issuer may send notice of an event of default and a direction to cause a redemption of the applicable Bonds.

Section 5.14.1Interest Payments.  If the interest portion of any U.S. Bond L/C is drawn by the applicable Trustee to make scheduled interest payments on the outstanding principal amount of the Bonds, then the stated amount of such U.S. Bond L/C will be temporarily reduced by the amount of such drawing, subject to automatic reinstatement of the interest portion of such U.S. Bond L/C (whether or not reimbursement for any drawings thereunder has been received or the conditions set forth in Sections 5.1.1 and 5.1.2 have been satisfied, and without further approval from U.S. Lenders) pursuant to the provisions of the applicable U.S. Bond L/C.  Subject to compliance with Section 2.4 herein, the stated amount of the related U.S. Bond L/C may be increased as required by the related Bond

Documents (to reflect an increase in the maximum rate of interest or number of days of accrued interest covered by such U.S. Bond L/C or otherwise).

Section 5.14.2Liens and Security Interests under Bond Documents.  All liens and security interests securing reimbursement obligations and other obligations owed to the applicable U.S. L/C Issuer of any U.S. Bond L/C under the related Bond Documents (including any U.S. L/C Borrowing), any rights in and to any Bonds or other certificates of indebtedness issued to such L/C Issuer under the related Bond Documents, and any voting rights or other rights created in favor of such L/C Issuer under or pursuant to or in connection with any related Bond Documents (collectively, the “Bond Rights”), now or hereafter existing in favor of such L/C Issuer, are hereby assigned and conveyed by the applicable U.S. L/C Issuer to U.S. Funding Agent for the ratable benefit of U.S. Lenders.  Notwithstanding anything to the contrary set forth in any U.S. Bond L/C, any Bonds or certificates of indebtedness purchased from the owner thereof by the applicable Trustee with funds received pursuant to a drawing under any U.S. Bond L/C shall be registered in the name of U.S. Funding Agent and shall be delivered to or held by U.S. Funding Agent or such other entity as may be specified by the applicable L/C Issuer and approved by U.S. Funding Agent in a written instrument delivered to the applicable Trustee, for the benefit of the applicable L/C Issuer, U.S. Funding Agent and the other U.S. Lenders.  Each L/C Issuer of a U.S. Bond L/C agrees to execute all such other assignments, conveyances, financing statements and other documents required by U.S. Funding Agent to effect the requirements of this Section 5.14.2; provided that, U.S. Lenders, U.S. Funding Agent and such U.S. L/C Issuer agree that in the event any Bonds or certificates of indebtedness are issued to such U.S. L/C Issuer (or U.S. Funding Agent as the assignee of such U.S.  L/C Issuer) as a result of a drawing by the applicable Trustee under the U.S. Bond L/C for which such U.S. L/C Issuer is not immediately reimbursed, and subsequently the Bonds are remarketed and such U.S. L/C Issuer is reimbursed for all amounts so advanced (which reimbursement may be a repayment of any Loan disbursed by U.S. Lenders as payment of the related U.S. Letter of Credit reimbursement obligations under Section 5.3.2 or a repayment of an U.S. L/C Borrowing), then any Bonds or certificates of indebtedness shall be released by U.S. Funding Agent and delivered to such Trustee without any further authorization from U.S. Lenders or such U.S. L/C Issuer.

Section 5.14.3Discretion to Exercise Rights. To the extent rights (including voting rights, rights to provide notice and elect remedies and rights to approve waivers, consents or amendments of the related Bond Documents) are created in favor of the U.S. L/C Issuer of any U.S. Bond L/C, such rights (other than ministerial, non-discretionary rights) may only be exercised with the consent, or in accordance with the directions, of the U.S. Required Lenders.

Section 5.14.4Conflict. In the event of any conflict between the terms and provisions of this Section 5.14 relating to U.S. Bond L/Cs and the terms and provisions of any Loan Documents relating to U.S. Letters of Credit (other than U.S. Bond L/Cs), the terms and provisions of this Section 5.14 shall control.

ARTICLE VI
GENERAL PROVISIONs APPLICABLE TO LOANS

Section 6.1Minimum Amounts for Committed Borrowings, Conversions or Continuations and Prepayments.

Section 6.1.1Borrowing, Conversion, Continuation Amounts.  Any Committed Borrowing, conversion or continuation under an Available Tranche in any of the following currencies shall be in the following principal amounts: (a) for Committed Borrowings of, conversions to or continuations of Loans denominated in Dollars, $1,000,000 or any higher whole multiple of $100,000, (b) for Committed Borrowings of, conversions to or continuation of Loans denominated in Euro, EUR 1,000,000 or any higher whole multiple of EUR 100,000, (c) for Committed Borrowings of, conversions to or continuations of Loans denominated in Sterling, £1,000,000 or any higher whole multiple of £100,000, (d) for Committed Borrowings of, conversions to or continuations of Loans denominated in Yen, any whole multiple of ¥100,000,000, (e) for Committed Borrowings of, conversions to or continuations of CDOR Rate Loans, Cdn$1,000,000 or a higher whole multiple of Cdn$100,000, (f) for Committed Borrowings of, conversions to or continuations of Loans denominated in Pesos, Ps$5,000,000 or any higher multiple of Ps$1,000,000, and (g) for Committed Borrowings, conversions or continuations under a Supplemental Tranche, the minimum and whole multiple amounts set forth in the applicable Supplemental Addendum.

Section 6.1.2Prepayment Amounts.  Any prepayment under a Tranche in any of the following currencies shall be in the following aggregate principal amounts (a) for prepayments of Loans denominated in Dollars, $1,000,000 or any higher whole multiple of $100,000, (b) for prepayments of Loans denominated Euro, EUR 1,000,000 or any higher whole multiple of EUR 100,000, (c) for prepayments of Loans denominated in Sterling, £1,000,000 or any higher whole multiple of £100,000, (d) for prepayments of Loans denominated in Yen, any whole multiple of ¥100,000,000, (e) for prepayments of Loans denominated in Canadian Dollars, Cdn$1,000,000 or a higher whole multiple of Cdn$100,000, (f)  for prepayments of Loans denominated in Pesos, Ps$5,000,000 or any higher multiple of Ps$1,000,000, and (g) for prepayments under any Supplemental Tranche, the minimum and whole multiple amounts set forth in the applicable Supplemental Addendum.

Section 6.2Termination or Reduction of Commitments and Removal of a Borrower.

Section 6.2.1Termination or Reduction; Removal.  Prologis may, upon notice to Global Administrative Agent and the applicable Funding Agent, take any of the following actions:

(a)terminate the Aggregate Tranche Commitment under a particular Available Tranche, or from time to time permanently reduce the Aggregate Tranche Commitment under a particular Available Tranche; provided that:

(i)any such notice shall be received by Global Administrative Agent and the applicable Funding Agent not later than 11:00 a.m. three Business Days prior to the date of termination or reduction;

(ii)any such partial reduction shall be in an aggregate amount of (A) $5,000,000 or any whole multiple of $100,000 in excess thereof for the U.S. Tranche, (B) EUR 5,000,000 or any whole multiple of EUR 1,000,000 in excess thereof for the Euro Tranche, (C) ¥500,000,000 or any whole multiple of ¥100,000,000 in excess thereof for the Yen Tranche and (D) the minimum amounts and whole multiples set forth in the applicable Supplemental Addendum with respect to a Supplemental Tranche; and

(iii)Prologis shall not terminate or reduce any Aggregate Tranche Commitment if, after giving effect thereto and to any concurrent prepayment thereunder, the Total Tranche Outstandings of the applicable Tranche would exceed such Aggregate Tranche Commitment.

(b)at any time a Borrower (other than Prologis) has (i) no Obligations under this Agreement or under a particular Tranche (excluding, for purposes of this Section, (A) Obligations under any Loan Document other than this Agreement and (B) Obligations under this Agreement that are expressly stated to survive the termination of this Agreement and are not yet due and payable) and (ii) no outstanding Request for Credit Extensions, remove such Borrower as a Borrower under this Agreement or solely under one or more Tranches under this Agreement.

Global Administrative Agent will promptly notify the applicable Tranche Lenders of any notice provided by Prologis under this Section 6.2.1.  The amount of any Aggregate Tranche Commitment reduction shall not be applied to the U.S. Letter of Credit Sublimit, the Euro Letter of Credit Sublimit, the Yen Letter of Credit Sublimit, the U.S. Swing Line Sublimit, the Euro Swing Line Sublimit, the U.S. Bid Loan Sublimit or the Euro Bid Loan Sublimit, as applicable, unless otherwise specified by Prologis.  Any reduction of any Aggregate Tranche Commitment shall be applied to the applicable Commitment of each Lender in such Tranche according to its Applicable Tranche Percentage of such Tranche.  All fees accrued under a particular Tranche shall be paid on the effective date of the termination of the Aggregate Tranche Commitment for such Tranche.

Section 6.3Repayment of Loans.

(a)The aggregate principal amount of all outstanding Committed Loans shall be paid on the Maturity Date.

(b)Each Swing Line Loan shall be paid on the earlier to occur of (i) the date ten Business Days after such Swing Line Loan is made and (ii) the Maturity Date.

(c)If, on any date, the Dollar Equivalent amount of the outstanding Fronting Loans held by any Fronting Lender exceeds the Fronting Commitment of such Fronting Lender then in effect, then, within two Business Days after notice from such Fronting Lender to Prologis, the applicable Borrowers shall prepay the Fronting Loans held by such Fronting Lender in an amount sufficient to reduce the Dollar Equivalent amount of the outstanding Fronting Loans of such Fronting Lender as of such date of payment to an amount not to exceed the Fronting Commitment of such Fronting Lender then in effect, without regard to any minimum or multiples specified in Section 6.1.2 with respect to prepayments.

(d)Each Supplemental Loan shall be paid as set forth in the applicable Supplemental Addendum.

(e)The applicable Borrower shall repay each Bid Loan on the last day of the Interest Period in respect thereof.

(f)No Bid Loan may be prepaid without the prior written consent of the applicable Bid Loan Lender.

Section 6.4Interest.

Section 6.4.1Interest Rates.  Subject to the provisions of Sections 6.4.2 and 14.9:

(a)each Eurocurrency Rate Committed Loan shall bear interest on the outstanding principal amount thereof for each Interest Period at a rate per annum equal to the applicable Eurocurrency Rate for such Interest Period plus the Applicable Margin;

(b)each Base Rate Committed Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Base Rate plus the Applicable Margin;

(c)each Daily Floating Eurocurrency Rate Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Daily Floating Eurocurrency Rate plus the Applicable Margin;

(d)each Daily Floating SONIA Rate Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Daily Floating SONIA Rate plus the Applicable Margin;

(e)each ABR Rate Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the ABR Rate plus the Applicable Margin;

(f)each TIIE Rate Loan shall bear interest on the outstanding principal amount thereof for each Interest Period at a rate per annum equal to the TIIE Rate for such Interest Period plus the Applicable Margin;

(g)each U.S. Swing Line Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Money Market Rate plus the Applicable Margin;

(h)each Euro Swing Line Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Money Market Rate plus the Applicable Margin;

(i)each Substitute Rate Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Substitute Rate;

(j)each Supplemental Committed Loan shall bear interest as set forth in the applicable Supplemental Addendum; and

(k)each Bid Loan shall bear interest on the outstanding principal amount thereof for the Interest Period therefor at a rate per annum equal to the Eurocurrency Rate for such Interest Period plus (or minus) the Eurocurrency Bid Margin, or at the Absolute Rate for such Interest Period, as the case may be.

Section 6.4.2Rates Upon Default

(a)At any time and so long as an Event of Default pursuant to Section 12.1.1 exists, any Obligations not paid when due shall bear interest at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Laws.

(b)Upon the written request of the Required Lenders at any time and so long as any Event of Default exists, Borrowers shall pay interest on the principal amount of all outstanding Obligations hereunder at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Laws.

(c)Accrued and unpaid interest on past due amounts (including interest on past due interest) shall be due and payable upon demand.

Section 6.4.3Interest Payment Dates.  Interest on each Loan shall be due and payable in arrears on each Interest Payment Date applicable thereto and at such other times as may be specified herein.  Interest hereunder shall be due and payable in accordance with the terms hereof before and after judgment, and before and after the commencement of any proceeding under any Debtor Relief Law.

Section 6.4.4Interest Act (Canadian).  For the purposes of the Interest Act (Canada), (a) whenever a rate of interest or fee rate hereunder is calculated on the basis of a year (the “deemed year”) that contains fewer days than the actual number of days in the calendar year of calculation, such rate of interest or fee rate shall be expressed as a yearly rate by multiplying such rate of interest or fee rate by the actual number of days in the calendar year of calculation and dividing it by the number of days in the deemed year, (b) the principle of deemed reinvestment of interest shall not apply to any interest calculation hereunder and (c) the rates of interest stipulated herein are intended to be nominal rates and not effective rates or yields. This Section 6.4.4 shall apply solely with respect to Committed Loans denominated in Canadian Dollars.

Section 6.5Fees.

Section 6.5.1Facility Fees.

(a) Prologis shall pay to the applicable Funding Agent, for the account of each Applicable Tranche Lender, in accordance with such Applicable Tranche Lender’s Applicable Tranche Percentage, a facility fee in the Primary Currency of the applicable Tranche equal to the Applicable Margin for facility fees times the actual daily amount of the Aggregate Tranche Commitment for such Tranche (or, if the Aggregate Tranche Commitment for such Tranche has terminated, on the Outstanding Amount for such Tranche of all Loans under such Tranche and, if applicable, L/C Obligations under such Tranche), regardless of usage.  The facility fees shall accrue at all times during the Availability Period (and thereafter so long as any Loans or L/C Obligations under the applicable Tranche remain outstanding), including at any time during which one or more of the conditions in Article VIII are not met, and shall be due and payable quarterly in arrears on the last Business Day of each March, June, September and December, commencing with the first such date to occur after the Closing Date, and on the Maturity Date (and, if applicable, thereafter on demand).  The facility fee shall be calculated quarterly in arrears, and if there is any change in the Applicable Margin during any quarter, the actual daily amount shall be computed and multiplied by the Applicable Margin separately for each period during such quarter that such Applicable Margin was in effect.  Notwithstanding the foregoing or any other provision of this Agreement, (a) Prologis shall not be required to pay a facility fee to any Lender for any day on which such Lender is a Defaulting Lender, and (b) Prologis may appoint any applicable Borrower as paying agent for the payment of the facility fees, subject to the agreement with the applicable Funding Agent.

Section 6.5.2Other Fees.  In addition to certain fees described in Sections 5.9 and 5.10, and the facilities fees set forth above:

(a)Prologis shall pay to Arrangers, Global Administrative Agent and the Funding Agents for their own respective accounts, in the applicable currency, fees in the amounts and at the times specified in the Fee Letters.  Such fees shall be fully earned when paid and shall not be refundable for any reason whatsoever.

(b)Prologis shall pay to Lenders, in the applicable currencies, such fees as shall have been separately agreed upon in writing in the amounts and at the times so specified.  Such fees shall be fully earned when paid and shall not be refundable for any reason whatsoever.

Section 6.6Computation of Interest and Fees

.  All computations of interest for (a) Base Rate Loans and (b) ABR Rate Loans when the ABR Rate is determined by the applicable Funding Agent’s “prime rate” shall be made on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed. All other computations of fees and interest shall be made on the basis of a 360-day year and actual days elapsed (which results in more fees or interest, as applicable, being paid than if computed on the basis of a 365-day year), or, in the case of interest in respect of Committed Loans denominated in any Foreign Currency as to which market practice differs from the foregoing, in accordance with such market practice; provided that in the case of Loans denominated in Sterling, interest shall be computed on the basis of a year of 365 days, unless as to which market practice differs from the foregoing, and in such case, in accordance with such market practice.  Interest shall accrue on each Loan for the day on which such Loan is made, and shall not accrue on a Loan, or any portion thereof, for the day on which the Loan or such portion is paid, provided that any Loan that is repaid on the same day on which it is made shall, subject to Section 6.8, bear interest for one day.  Each determination by Global Administrative Agent or the applicable Funding Agent of an interest rate or fee hereunder shall be conclusive and binding for all purposes, absent demonstrable error.

Section 6.7Evidence of Debt and Promissory Note.

Section 6.7.1Recordkeeping.  The Credit Extensions made by each Lender shall be evidenced by one or more accounts or records maintained by such Lender and by each Funding Agent for such Funding Agent’s applicable Tranche, in each case in the ordinary course of business.  The accounts or records maintained by each Funding Agent and each Lender shall be rebuttable presumptive evidence of the amount of the Credit Extensions made by Lenders to Borrowers and the interest and payments thereon.  Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the obligations of Borrowers hereunder to pay any amount owing with respect to the Obligations.  In the event of any conflict between the accounts and records maintained by the applicable Funding Agent for its Tranche and the accounts and records of any Lender in such Tranche in respect of such matters, the accounts and records of such Funding Agent shall control in the absence of manifest error.

Section 6.7.2Promissory Note.  The provisions of this Section 6.7.2 constitute a promissory note for the benefit of each Lender.  In furtherance of the foregoing:

(a)Each Borrower hereby promises, severally, but not jointly, to pay to each Applicable Tranche Lender, in accordance with the provisions of this Agreement, the principal amount of each Loan of such Borrower from time to time made by such Applicable Tranche Lender to such Borrower.  In addition, such Borrower promises severally, but not jointly, to pay interest on the unpaid principal amount of the Loans made to such Borrower, from the date of such Loans until such principal amount is paid in full, at such interest rates and at such times as provided in this Agreement.

(b)All payments of principal and interest with respect to Loans shall be made to the applicable Funding Agent for the account of the Applicable Tranche Lenders in the currency in which such Committed Loan was denominated and in Same Day Funds at such Funding Agent’s Office for such currency.

Section 6.7.3Participations.  In addition to the accounts and records referred to in Section 6.7.1, each Lender and each Funding Agent for its applicable Tranche shall maintain in accordance with its usual practice accounts or records evidencing the purchases and sales by such Lender of participations in Fronting Loans, Letters of Credit and Swing Line Loans to the extent such Tranche permits such subfacilities.  In the event of any conflict between the accounts and records maintained by the applicable Funding Agent for its Tranche and the accounts and records of any Lender in such Tranche in respect of such matters, the accounts and records of such Funding Agent shall control in the absence of manifest error.

Section 6.8Payments Generally; Global Administrative Agent’s Clawback.

Section 6.8.1All Payments Generally.  All payments to be made by Borrowers shall be made without condition or deduction for any counterclaim, defense, recoupment or setoff.

Section 6.8.2Payments Generally.  Except as otherwise expressly provided herein, all payments by a Borrower under a Tranche shall be made to the applicable Funding Agent for such Tranche, for the account of the Applicable Tranche Lenders to which such payment is owed, at such Funding Agent’s Office in the Primary Currency of such Tranche and in Same Day Funds not later than 12:00 noon, Applicable Time (and by 10:00 a.m., Brussels time, for payments under the Euro Tranche), on the date specified herein.  Except as otherwise expressly provided herein, all payments by a Borrower under a Tranche with respect to principal of and interest on Loans under such Tranche that are denominated in an Alternative Currency of such Tranche shall be made to the applicable Funding Agent, for the account of the Applicable Tranche Lenders to which such payment is owed, at the applicable Funding Agent’s Office in such Alternative Currency and in Same Day Funds not later than the Applicable Time specified by such Funding Agent on the dates specified herein.  Without limiting the generality of the foregoing, the applicable Funding Agent may require that any payments due under this Agreement be made in the Primary Location (as defined below).  If, for any reason, any Borrower is prohibited by any Law from making any required payment hereunder in an Alternative Currency, such Borrower shall make such payment in the Primary Currency in the Dollar Equivalent, Euro Equivalent or Yen Equivalent, as applicable, of such Alternative Currency payment amount.  For purposes of this Section, “Primary Location” means, with respect to the U.S. Tranche, the United States; with respect to the Euro Tranche, The

Netherlands; with respect to the Yen Tranche, Japan; and with respect to any Supplemental Tranche, the Supplemental Primary Location.

Section 6.8.3Distribution of Payments.  With respect to payments and fees as set forth herein to be paid to a Funding Agent, the applicable Funding Agent will promptly distribute to each applicable Lender in such Tranche its Applicable Tranche Percentage (or other applicable share as provided herein) of such payment in like funds as received by wire transfer to such Lender’s Lending Office. With respect to payments as set forth herein to be paid to Global Administrative Agent, Global Administrative Agent will promptly distribute to each Lender its Applicable Global Percentage (or other applicable share as provided herein) of such payment in like funds as received by wire transfer to such Lender’s Lending Office.  All payments received by Global Administrative Agent (a) after 1:00 p.m., in the case of payments in Dollars (other than with respect to Daily Floating Eurocurrency Rate Loans), or (b) after the Applicable Time specified by Global Administrative Agent in the case of payments in an Alternative Currency, shall in each case be deemed received on the next succeeding Business Day and any applicable interest or fee shall continue to accrue.  All payments received by a Funding Agent (i) after 1:00 p.m., Applicable Time, in the case of payments in the Primary Currency of the applicable Tranche (other than with respect to Daily Floating Eurocurrency Rate Loans), or (ii) after the Applicable Time specified by such Funding Agent in the case of payments in an Alternative Currency of such Tranche, shall in each case be deemed received on the next succeeding Business Day and any applicable interest or fee shall continue to accrue.  All payments received by the U.S. Funding Agent of Daily Floating Eurocurrency Rate Loans received after 3:00 p.m. shall be deemed to be received on the next succeeding Business Day and any applicable interest or fee shall continue to accrue. If any payment to be made by any Borrower shall become due on a day other than a Business Day, payment shall be made on the next following Business Day, and such extension of time shall be reflected in computing interest or fees, as the case may be.

Section 6.8.4Application of Payments.  All payments by any Loan Party hereunder shall be applied to such Obligations as such Loan Party shall specify; provided that, subject to Section 6.15.1(b), during the existence of any Event of Default, all payments by or on behalf of any Loan Party hereunder shall be applied as follows, in each case to the extent that the applicable payor has liability therefor:

(a)First, to the payment of that portion of the Obligations constituting unpaid fees, indemnities, costs, expenses and other amounts (other than principal or interest) payable to any Agent Indemnitee in its capacity as such, ratably among them in proportion to the respective amounts payable pursuant to this clause (a);

(b)Second, to the payment of all amounts paid by Funding Agents to any Agent Indemnitee pursuant to Section 14.4.4 (to the extent Funding Agents have not previously been reimbursed therefor), ratably among them in proportion to the respective amounts payable pursuant to this clause (b);

(c)Third, to the payment of all amounts paid by Lenders to any Agent Indemnitee pursuant to Section 14.4.3 (to the extent Lenders have not previously been reimbursed therefor), ratably among them in proportion to the respective amounts payable pursuant to this clause (c);

(d)Fourth, to the payment of that portion of the Obligations constituting unpaid fees, indemnities, costs, expenses and other amounts (other than principal or interest) payable to any Person pursuant to Section 14.4.1, ratably among them in proportion to the respective amounts payable pursuant to this clause (d);

(e)Fifth, to the payment of all amounts paid by Lenders to any Person pursuant to Section 14.4.3 (to the extent Lenders have not previously been reimbursed therefor), ratably among them in proportion to the respective amounts payable pursuant to this clause (e);

(f)Sixth, to the payment of that portion of the Obligations constituting accrued and unpaid Letter of Credit Fees, facility fees and interest on the Loans, L/C Borrowings and other Obligations, ratably among the Lenders in proportion to the respective amounts payable to them pursuant to this clause (f);

(g)Seventh, to (i) the payment of the unpaid principal of the Loans and L/C Borrowings and (ii) the applicable Funding Agents to Cash Collateralize undrawn Letters of Credit, ratably among them in proportion to the respective amounts of such principal and undrawn Letters of Credit;

(h)Eighth, to the payment of all remaining unpaid Obligations, ratably among the Lenders in proportion to the respective amounts payable pursuant to this clause (h); and

(i)Last, the balance, if any, after payment in full of all Obligations of the applicable payor, to such payor or as otherwise required by Law.

Any amount used to Cash Collateralize undrawn Letters of Credit pursuant to clause (g) above shall be applied by the applicable Funding Agent to satisfy drawings under the applicable Letters of Credit as such drawings occur.  If any amount remains on deposit with any Funding Agent as Cash Collateral after all applicable Letters of Credit have either been fully drawn, terminated or expired, the remaining amount shall be applied to the other Obligations of the applicable payor, if any, in the order set forth above.

Notwithstanding the above, if Prologis makes any payments, or there are recoveries from Prologis, during the existence of any Event of Default, then, if so elected by the Required Lenders, such payments or recoveries shall be applied to the Obligations under the Tranches as directed by the Required Lenders; provided that such application shall not affect the agreements set forth in Section 6.9.

Section 6.8.5Funding by Lenders; Presumption by Agent.  Unless the applicable Funding Agent shall have received notice from Global Administrative Agent or a Lender in the same Tranche as the Funding Agent prior to the proposed date of any Committed Borrowing that such Lender will not make available to such Funding Agent such Lender’s share of such Committed Borrowing, such Funding Agent may assume that such Lender directly or through the applicable Fronting Lender has made such share available on such date in accordance with the requirements of the applicable Tranche and may, in reliance upon such assumption, make available to the applicable Borrower a corresponding amount.  In such event, if a Lender has not in fact made its share of the applicable Committed Borrowing available directly or through the applicable Fronting Lender to the applicable Funding Agent, then the applicable Lender and the applicable Borrower severally agree to pay to such Funding Agent forthwith on demand such corresponding amount in the same currency and in Same Day Funds with interest thereon, for each day from the date such amount is made available to such Borrower to the date of payment to such Funding Agent, at (a) in the case of a payment to be made by such Lender, the Overnight Rate and (b) in the case of a payment to be made by such Borrower, the interest rate applicable to the applicable Loans.  If such Borrower and such Lender shall pay such interest to such Funding Agent for the same or an overlapping period, such Funding Agent shall promptly remit to such Borrower the amount of such interest paid by such Borrower for such period.  If such Lender pays its share of the applicable Committed Borrowing directly or through the applicable Fronting Lender to such Funding Agent, then the amount so paid shall constitute such Lender’s Committed Loan included in such Committed Borrowing.  Any payment by a Borrower pursuant to this Section shall be without prejudice to any claim such Borrower may have against a Lender that shall have failed to make such payment to the applicable Funding Agent.

Section 6.8.6Payments by Borrowers; Presumptions by Agents.

(a) Unless the applicable Agent shall have received notice from the applicable Borrower prior to the date on which any payment is due to such Agent for the account of the applicable Lenders or the applicable L/C Issuer hereunder that such Borrower will not make such payment, such Agent may assume that such Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the applicable Lenders or the applicable L/C Issuer, as the case may be, the amount due.

(b)With respect to any payment that the applicable Agent makes for the account of any Credit Party hereunder as to which such Agent determines (which determination shall be conclusive absent manifest error) that any of the following applies (such payment referred to as the “Rescindable Amount”) : (1) the applicable Borrower has not in fact made such payment; (2) such Agent has made a payment in excess of the amount so paid by the applicable Borrower (whether or not then owed); or (3) such Agent has for any reason otherwise erroneously made such payment; then each applicable Credit Party severally agrees to repay to such Agent forthwith on demand the Rescindable Amount so distributed to such Credit Party, in immediately available funds with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to such Agent, at the greater of the Federal Funds Rate and a rate determined by such Agent in accordance with banking industry rules on interbank compensation.

(c)A notice of the applicable Agent to any Credit Party or Borrower with respect to any amount owing under this Section 6.8.6 shall be conclusive, absent manifest error.

Section 6.8.7Failure to Satisfy Conditions Precedent.  If any Lender makes available directly or through the applicable Fronting Lender to the applicable Funding Agent funds for any Loan to be made by such Lender to any Borrower as provided in this Agreement, and such funds are not made available to such Borrower by such Agent because the conditions to such Loan set forth in Article VIII are not satisfied or waived in accordance with the terms hereof, such Agent shall promptly return such funds (in like funds as received from such Lender) to such Lender, plus interest thereon from the date funds were made available to such Agent by such Lender to the date such amount is returned by such Agent to such Lender, at a rate per annum equal to the applicable Overnight Rate from time to time in effect.

Section 6.8.8Obligations of Lenders Several.  The obligations of Lenders hereunder to make Committed Loans, to fund participations in Letters of Credit, Fronting Loans and Swing Line Loans and to make payments pursuant to Section 14.4.3 are several and not joint.  The failure of any Lender to make any Committed Loan, to fund any such participation or to make any payment under Section 14.4.3 on any date required hereunder shall not relieve any other Lender of its corresponding obligation (if any) to do so on such date, and no Lender shall be responsible for the failure of any other Lender to make any Committed Loan, to purchase any such participation, or to make any payment under Section 14.4.3.

Section 6.8.9Funding Source.  Subject to Section 7.6.1, (a) each Lender may, at its option, make any Loan available to any Borrower by causing any foreign or domestic branch or Affiliate of such Lender to make such Loan; provided that any exercise of such option shall not affect the obligation of such Borrower in accordance with the terms of this Agreement; and (b) nothing herein shall be deemed to obligate any Lender to obtain the funds for any Loan in any particular place or manner or to constitute a representation by any Lender that it has obtained or will obtain the funds for any Loan in any particular place or manner.

Section 6.9Sharing of Payments.

Section 6.9.1Sharing of Payments by Lenders in a Tranche.  If any Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of the Committed Loans made by it in a particular Tranche, or the participations in L/C Obligations or in Swing Line Loans held by it in such Tranche, resulting in such Lender’s receiving payment of a proportion of the aggregate amount of such Committed Loans or participations and accrued interest in such Tranche greater than its Applicable Tranche Percentage for such Tranche as provided herein, then the Lender receiving such greater proportion shall (a) notify the applicable Funding Agent of such fact and (b) purchase (for cash at face value) participations in the Committed Loans and subparticipations in L/C Obligations, Swing Line Loans and Fronting Loans of the other Lenders in the same Tranche, or make such other adjustments as shall be equitable, so that the benefit of all such payments shall be shared by Lenders in such Tranche ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Committed Loans and other amounts owing them (directly or via participations) in such Tranche, provided that:

(x)

if any such participations or subparticipations are purchased and any portion of the payment giving rise thereto is recovered, such participations or subparticipations shall be rescinded and the purchase price restored to the extent of such recovery, without interest; and

(y)

the provisions of this Section shall not apply to (i) any payment made by a Loan Party pursuant to and in accordance with the express terms of this Agreement, (ii) any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Committed Loans or a subparticipation in L/C Obligations, Swing Line Loans or Fronting Loans to any assignee or participant, other than to Prologis or any Eligible Affiliate thereof (as to which the provisions of this Section shall apply), (iii) any payment pursuant to Article VII, (iv) any payment made to a non-Defaulting Lender in accordance with the terms of this Agreement that otherwise would have been made to a Defaulting Lender or (v) any Cash Collateral obtained by an L/C Issuer in connection with arrangements made to address the risk with respect to a Defaulting Lender.

Each Loan Party consents to the foregoing and agrees, to the extent it may effectively do so under applicable Law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against such Loan Party rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of such Loan Party in the amount of such participation.

Section 6.9.2Sharing of Payments by Tranches.  If, at any time during the existence of any Trigger Event, the Lenders under any Tranche (a “Group”) shall obtain aggregate payments or other recoveries (whether voluntary, involuntary, by application of offset or otherwise) on account of principal of or interest on any Loan made, or principal of or interest on reimbursement obligations with respect to any Letter of Credit issued, under such Tranche in excess of such Group’s pro rata share (based on such Group’s percentage of the aggregate Dollar Equivalent amount of all such obligations then owed to all Lenders hereunder) of all payments and other recoveries received by all Groups hereunder, then the Group receiving such excess payment (the “Benefitted Group”) shall immediately (a) purchase (for cash at face value, and based on each such Lender’s Applicable Tranche Percentage) participations in Obligations of the other Groups in order to cause the Benefitted Group to share the excess payment or recovery ratably with the other Groups and (b) pay such excess to (or as otherwise directed by) Global Administrative Agent, which shall distribute such excess to the Funding Agents for the other Groups, in order to effectuate such participations; provided that if all or any part of the payment or other recovery that gave rise to any such excess payment or other recovery is thereafter recovered from the Benefitted Group, then each other Group shall repay to Global Administrative Agent for the account of the Benefitted Group the amount necessary to ensure that each Group receives its pro rata share of all such payments or other recoveries received by each Group.  The obligation of each member of each Group to make its share of any payment required under this Section 6.9.2 shall be several, and not joint or joint and several, and after giving effect to any such payment each Group shall make such other adjustments as shall be appropriate under Section 6.9.1.  The provisions of this Section 6.9.2 are solely for the benefit of the Lenders and are not for the benefit of (and may not be enforced by) any other Person.  Global Administrative Agent, Funding Agents and Lenders may, without the consent of any Loan Party or any other Person, make arrangements among themselves to amend or otherwise modify this Section 6.9.2 and to establish different sharing arrangements with respect to payments and other recoveries hereunder; provided that any such amendment, modification or sharing arrangement shall be consented to by all Lenders affected thereby.  If, at any time after Lenders have purchased participations pursuant to this Section 6.9.2, no Trigger Event exists, then Global Administrative Agent, Funding Agents and Lenders shall take all actions necessary to rescind all participations and subparticipations previously purchased pursuant to this Section 6.9.2.

Section 6.10Extension of Maturity Date.

Section 6.10.1Request for Extension.  Not earlier than 180 days prior to, nor later than 30 days prior to, (a) the original Maturity Date, Prologis may, upon written notice to Global Administrative Agent (which shall promptly notify the Lenders) and satisfaction of the conditions precedent set forth in Section 6.10.2, extend the Maturity Date to July 14, 2023 (the “Extended Maturity Date”) and (b) the Extended Maturity Date, Prologis may, upon written notice to

Global Administrative Agent (which shall promptly notify the Lenders) and satisfaction of the conditions precedent set forth in Section 6.10.2, extend the Maturity Date to January 16, 2024.

Section 6.10.2Extension Procedures.  Each extension of the Maturity Date contemplated by Section 6.10.1 shall become effective on the date (an “Extension Effective Date”) on which the following conditions precedent have been satisfied: (a) Global Administrative Agent shall have received the written notice referred to in Section 6.10.1 and (b) Prologis shall have paid to Global Administrative Agent, for the benefit of each Lender, an extension fee in an amount equal to 0.0625% times such Lender’s Commitment, and Global Administrative Agent shall promptly remit such extension fee to each Lender upon receipt thereof; provided that if an Event of Default has occurred and is continuing on the date on which such conditions are satisfied with respect to a proposed extension, the Extension Effective Date for such extension shall be the first date thereafter, if any, on or before the then-applicable Maturity Date on which no Event of Default is continuing.  Upon the satisfaction of the conditions precedent set forth in this Section 6.10.2 and the occurrence of an Extension Effective Date, Global Administrative Agent shall promptly confirm to Prologis and the Lenders such extension and such Extension Effective Date.  The extension fee described above shall be payable in (i) Dollars with respect to U.S. Commitments, (ii) Dollars or, at Prologis’ option,  Euros with respect to Euro Commitments, (iii) Yen with respect to Yen Commitments, and (iv) Dollars or, at Prologis’ option, the applicable Primary Currency with respect to any Supplemental Commitments.

Section 6.11Additional Affiliate Borrowers.

Section 6.11.1Procedures for Adding Affiliate Borrowers.  Prologis may, upon at least 10 Business Days’ prior written notice to Global Administrative Agent and the applicable Funding Agent (which shall promptly notify the Applicable Tranche Lenders) (or (x) such lesser period as may be agreed to by such Funding Agent or (y) such longer period as is determined by such Funding Agent to be reasonably necessary for the applicable parties to comply with any governmental or regulatory requirements), request that any Eligible Affiliate become an Affiliate Borrower by delivering the Organization Documents of such Eligible Affiliate to such Funding Agent (with a copy to Global Administrative Agent).  At least five Business Days prior to an Eligible Affiliate becoming an Affiliate Borrower, Prologis shall deliver (i) the drafts of the documents referenced in clauses (b)(i) and (ii) below and (ii) a Beneficial Ownership Certification for each proposed Affiliate Borrower that qualifies as a “legal entity customer” under the Beneficial Ownership Regulation to the applicable Funding Agent (with a copy to Global Administrative Agent). On or prior to the date on which an Eligible Affiliate becomes an Affiliate Borrower, Prologis shall deliver the following to Global Administrative Agent and the applicable Funding Agent (which shall promptly provide copies to the Applicable Tranche Lenders), in each case reasonably acceptable to such Funding Agent, (a) a Borrower Accession Agreement duly executed by Prologis and such Eligible Affiliate that will, among other things, designate the applicable Tranche under which such Eligible Affiliate will be an Affiliate Borrower (the “Requested Tranche”) and (b) the following documents relating to such Eligible Affiliate: (i) an opinion of such Eligible Affiliate’s counsel reasonably acceptable to such Funding Agent (other than for Short Term Affiliate Borrowers and Property Fund Borrowers; provided that if any Property Fund Borrower has any outstanding Loans or L/C Obligations under this Agreement for 180 consecutive days, then such Borrower shall provide an opinion of such Borrower’s counsel reasonably acceptable to the applicable Funding Agent on or before the last day of such 180 day period); (ii) an officer’s certificate certifying (A) the Organization Documents of such Eligible Affiliate, (B) resolutions of such Eligible Affiliate’s Board of Directors or other governing body authorizing the execution, delivery and performance of this Agreement and the other Loan Documents, as applicable, certified as being in full force and effect without modification or amendment, and (C) signatures and incumbency of officers of such Eligible Affiliate or, with respect to any proposed Affiliate Borrower which is organized under the Laws of Japan, (x) a certificate of seal and a certificate of full registry records both of which have been issued by the competent legal affairs bureau within three months before the date of such officer’s certificate and (y) a seal registration form (in the form prescribed by Yen Funding Agent); (iii) certificates of existence and good standing for such Eligible Affiliate issued by its state of organization or the equivalent certificates, if any, from the applicable Governmental Authorities for any Eligible Affiliate organized outside of the U.S.; and (iv) any additional information regarding such Eligible Affiliate that the applicable Funding Agent or any Applicable Tranche Lender may reasonably request under Section 14.16 or 14.17, or otherwise.  Upon receipt by the applicable Funding Agent of the items referenced in this Section 6.11, each in form and substance reasonably acceptable to such Funding Agent and its counsel, and subject to Section 6.11.3, such Eligible Affiliate shall become an Affiliate Borrower under the Requested Tranche and assume all the rights, benefits and obligations of an Affiliate Borrower under such Requested Tranche unless on such date a Default exists and is continuing or would occur as a result of such Eligible Affiliate becoming an Affiliate Borrower.  Furthermore, the applicable Funding Agent shall promptly notify each Applicable Tranche Lender of the addition of any Affiliate Borrower pursuant to this Section 6.11.1.

Section 6.11.2Existing Borrowers.  Prologis may, upon at least 15 days’ prior written notice to the applicable Funding Agent (which shall promptly notify the Applicable Tranche Lenders) (or (x) such lesser period as may be agreed to by such Funding Agent or (y) such longer period as is determined by such Funding Agent to be reasonably necessary for the applicable parties to comply with any governmental or regulatory requirements), request that any existing Borrower under one Tranche become Borrower under a different Tranche.  On or prior to the date on which such existing Borrower becomes a Borrower under a different Tranche, Prologis shall deliver the following to such Funding Agent (with a copy to Global Administrative Agent), in each case reasonably acceptable to such Funding Agent, (a) a Borrower Accession Agreement duly executed by Prologis and such existing Borrower that will, among other things, designate the applicable Tranche under which such existing Borrower will also become a Borrower (the “Additional Tranche”) and (b) any information regarding such existing Borrower that the applicable Funding Agent or any Applicable Tranche Lender may reasonably request under Section 14.16 or 14.17, or otherwise.  Upon receipt by the applicable Funding Agent of the items referenced in this Section 6.11.2, each in form and substance reasonably acceptable to such Funding Agent and its counsel, and subject to Section 6.11.3, such existing Borrower shall become a Borrower under the Additional Tranche unless on such date a Default exists or would occur as a result of such existing Borrower becoming a Borrower under the Tranche. Furthermore, the applicable Funding Agent shall promptly notify each Applicable Tranche Lender of the addition of a Borrower under an Additional Tranche pursuant to this Section 6.11.2.

Section 6.11.3Limitations.  In addition to the conditions set forth in Sections 6.11.1 and 6.11.2, to the extent applicable, neither (a) an Eligible Affiliate that would qualify as a Foreign Borrower under the Requested Tranche in which it would be a Borrower, nor (b) an existing Borrower under one Tranche that would otherwise qualify as Foreign Borrower under the Additional Tranche, may be a Borrower under such Requested Tranche or Additional Tranche, as applicable, unless the applicable Funding Agent is reasonably satisfied that the addition of such Eligible Affiliate or existing Borrower to such Requested Tranche or Additional Tranche, as applicable, will not (i) violate any Laws, (ii) materially impair the ability of Applicable Tranche Lenders to assign their Commitments or Loans under such Requested Tranche or Additional Tranche, as applicable, or (iii) have any other material adverse effect on the Applicable Tranche Lenders. Notwithstanding the foregoing, the provisions of this Section 6.11.3 (other than clause (i) above) shall not be conditions to an Eligible Affiliate that is organized under the Laws of a Participating Member State becoming a Euro Borrower. Upon the delivery of a notice by the applicable Funding Agent of a request by Prologis to add an Eligible Affiliate as a Borrower or to add an existing Borrower to an Additional Tranche pursuant to Section 6.11.1 or 6.11.2, as applicable, each Applicable Tranche Lender shall promptly notify the applicable Funding Agent if adding such additional Borrower would be subject to any of the foregoing limitations.

Section 6.11.4Qualification Status.  Upon the delivery of a notice by the applicable Funding Agent of a request by Prologis to add an Eligible Affiliate as a Borrower or to add an existing Borrower to an Additional Tranche pursuant to Section 6.11.1 or 6.11.2, as applicable, the applicable Funding Agent shall request that each Applicable Tranche Lender represent and warrant to Prologis and Funding Agent as to whether such Applicable Tranche Lender is capable of making a Committed Loan to such Eligible Affiliate without the imposition of any withholding taxes.  Each Lender agrees that it shall respond to any such request within three Business Days; provided that if an Applicable Tranche Lender does not respond within the required time period, then the applicable Funding Agent may deem such Applicable Tranche Lender to be unable to make a Committed Loan to such Eligible Affiliate without the imposition of a withholding tax.  Furthermore, Global Administrative Agent may revise Annex 2 to the Assignment and Assumption reflecting a new Borrower or the addition of a Borrower to an Additional Tranche.

Section 6.12Reallocation of Commitments.

Section 6.12.1Reallocation Procedures.  Prologis may, from time to time during the Availability Period, by written notice to Global Administrative Agent and the Funding Agent for each affected Tranche (a “Reallocation Notice”), increase the Aggregate Tranche Commitment under one Available Tranche with a corresponding reduction of the Aggregate Tranche Commitment under a different Available Tranche by (a) utilizing the Pre-Approved Reallocations of certain Lenders (each a “Pre-Approved Lender”) or (b) with the consent of Global Administrative Agent, each applicable Funding Agent and each applicable Fronting Agent, L/C Issuer and Swing Line Lender, reallocating the Commitment of any Lender (each an “Allocating Lender”), subject to the following conditions:

(A)at the time of such Reallocation Notice, Prologis specifies which Available Tranche shall be increased and which Available Tranche shall be decreased, and whether any Pre-Approved Reallocation shall be utilized in such reallocation;

(B)the amount of the increase in an Available Tranche shall be equal to the Foreign Currency Equivalent amount of the corresponding decrease in the other Available Tranche;

(C)each Allocating Lender and Pre-Approved Lender satisfies the requirements of an Eligible Qualified Institution under the Available Tranche in which the Aggregate Tranche Commitment is being increased;

(D)each Allocating Lender acknowledges in writing to Global Administrative Agent and Prologis that it has agreed that its Commitment will be reallocated hereunder (which acknowledgment shall be made in such Lender’s sole discretion); provided that a Pre-Approved Reallocation shall be effective without any further acceptances under this Section 6.12 by a Lender that has agreed to a Pre-Approved Reallocation;

(E)Prologis may make a maximum of one request per calendar quarter;

(F)no reduction in any Aggregate Tranche Commitment shall be permitted if, after giving effect thereto and to any concurrent prepayments hereunder, the Total Tranche Outstandings under such Tranche would exceed the Aggregate Tranche Commitment under such Tranche;

(G)the amount of the increase or decrease in each applicable Aggregate Tranche Commitment shall not be less than a Dollar Equivalent amount of $5,000,000;

(H)no Default exists; and

(I)unless otherwise agreed among the applicable Funding Agent, the affected Lender and the applicable Borrowers (which agreement may include a phase-in of the applicable increase and/or Interest Periods with any agreed-upon length), the applicable Borrowers shall prepay any Committed Loans outstanding on the Reallocation Effective Date (and pay any additional amounts required pursuant to Section 7.5) to the extent necessary to keep the outstanding Committed Loans in the affected Available Tranches ratable with any revised Applicable Tranche Percentages arising from any nonratable increase or decrease in any Commitments of any Lenders under this Section 6.12.

Section 6.12.2Effectiveness of Reallocation.  Upon the request of Global Administrative Agent contemporaneously with any reallocation completed in accordance with Section 6.12.1, each Funding Agent of an affected Tranche shall provide to Global Administrative Agent a new Schedule 2.1 for its Tranche reflecting any proposed reallocation.  In addition, Global Administrative Agent, the applicable Funding Agents and Prologis shall determine the effective date (the “Reallocation Effective Date”) of such reallocation; provided that any Pre-Approved Reallocations shall be effective no more than ten Business Days after the relevant Reallocation Notice, and Global Administrative Agent shall promptly notify Prologis and the affected Funding Agents of the Reallocation Effective Date.  After any Reallocation Effective Date and the receipt of a revised Schedule 2.1 (if requested by Global Administrative Agent) from each applicable Funding Agent, Global Administrative Agent shall promptly provide to each Lender in the affected Tranches and to Prologis a new Schedule 2.1 for the affected Tranches.

Section 6.12.3Reallocation of Bid Loan Sublimits.  Prologis may, from time to time during the Availability Period, by written notice to U.S. Funding Agent and Euro Funding Agent (a “Bid Loan Reallocation Notice”), (a) increase the U.S. Bid Loan Sublimit with a corresponding reduction of the Euro Bid Loan Sublimit or (b) increase the Euro Bid Loan Sublimit with a corresponding reduction of the U.S. Bid Loan Sublimit, in each case, subject to the following conditions:

(A)(i) the amount of the increase in the U.S. Bid Loan Sublimit shall be equal to the Dollar Equivalent amount of the corresponding decrease in the Euro Bid Loan Sublimit and (ii)

the amount of the increase in the Euro Bid Loan Sublimit shall be equal to the Euro Equivalent amount of the corresponding decrease in the U.S. Bid Loan Sublimit;

(B)Prologis may make a maximum of one request per calendar quarter;

(C)(i) no reduction in the U.S. Bid Loan Sublimit shall be permitted if, after giving effect thereto, the outstanding U.S. Bid Loans shall exceed the U.S. Bid Loan Sublimit and (ii) no reduction in the Euro Bid Loan Sublimit shall be permitted if, after giving effect thereto, the outstanding Euro Bid Loans shall exceed the Euro Bid Loan Sublimit;

(D)the amount of the increase or decrease shall not be less than a Dollar Equivalent amount of $5,000,000; and

(E)no Default exists.

Section 6.13Increase in Commitments.

Section 6.13.1Increase Procedures.  From time to time after the Closing Date to the Maturity Date, Prologis may, by written request (an “Increase Request”) to Global Administrative Agent and the Funding Agents for each affected Tranche, increase any Aggregate Tranche Commitment by (a) admitting additional Lenders hereunder (each a “Subsequent Lender”) or (b) increasing the Commitment of any existing Lender (each an “Increasing Lender”), subject to the following conditions:

(a)at the time of such Increase Request, Prologis specifies its requested allocation of the requested increase in the Aggregate Tranche Commitments to each Tranche;

(b)each Subsequent Lender is an Eligible Qualified Institution;

(c)each Subsequent Lender executes and delivers to Global Administrative Agent a Joinder Agreement substantially in the form of Exhibit G, which may be modified to the extent that such Subsequent Lender will be party to a Supplemental Tranche (a copy of which Global Administrative Agent will deliver to each applicable Funding Agent);

(d)each Increasing Lender executes and delivers to Global Administrative Agent an increase certificate substantially in the form of Exhibit H (a copy of which Global Administrative Agent will deliver to each applicable Funding Agent);

(e)the amount of all increases in the Aggregate Tranche Commitments pursuant to this Section 6.13 shall not exceed the Dollar Equivalent of $1,000,000,000 in the aggregate; it being understood that (1) in determining the aggregate increase amount for purposes of this clause (e), each increase amount shall equal the Dollar Equivalent amount of such increase amount as determined on the corresponding effective date of the increase in the Aggregate Tranche Commitments; and (2) after giving effect to each such increase, the Dollar Equivalent of the Aggregate Tranche Commitments shall not exceed $4,500,000,000 in the aggregate as determined on the applicable effective date of such increase;

(f)the Dollar Equivalent of each increase in the Aggregate Tranche Commitment shall be in a minimum amount of $25,000,000 (or such lesser amount as Global Administrative Agent may agree or shall result in the aggregate Dollar Equivalent amount of all increases pursuant to this Section 6.13 being approximately $1,000,000,000);

(g)no admission of any Subsequent Lender shall increase the Commitment of any existing Lender, and the Commitment of any existing Lender shall not be increased, in each case, without the written consent of such Lender;

(h)no Default exists;

(i)unless otherwise agreed among the applicable Funding Agent, the affected Lenders and the applicable Borrowers (which agreement may include a phase-in of the applicable increase and/or Interest Periods with any agreed-upon length), the applicable Borrowers shall prepay any Committed Loans outstanding on the Increase Effective Date (and pay any additional amounts required pursuant to Section 7.5) to the extent necessary to keep the outstanding Committed Loans in the affected Tranches ratable with any revised Applicable Tranche Percentages arising from any nonratable increase or decrease in any Commitments of any Lender under this Section 6.13; and

(j)at least five days prior to the Increase Effective Date, any Borrower that qualifies as a “legal entity customer” under the Beneficial Ownership Regulation shall have delivered, to each Lender that so requests a Beneficial Ownership Certification in relation to such Borrower to the extent such Lender reasonably determines that it is required to obtain a Beneficial Ownership Certification pursuant to the Beneficial Ownership Regulation.

Section 6.13.2Effectiveness of Increase.  Upon the request of Global Administrative Agent, the Funding Agent of each affected Tranche shall provide to Global Administrative Agent a new Schedule 2.1 for such Tranche reflecting the Applicable Tranche Percentage of the Lenders under such Tranche after giving effect to the proposed increase pursuant to this Section 6.13.  In addition, Global Administrative Agent, the applicable Funding Agents and Prologis shall determine the effective date (the “Increase Effective Date”) of each increase in an Aggregate Tranche Commitment under this Section 6.13, and Global Administrative Agent shall promptly notify Prologis, the affected Funding Agents and each Lender of the Increase Effective Date.  After the Increase Effective Date and receipt of a revised Schedule 2.1 (if requested by Global Administrative Agent) from each applicable Funding Agent, Global Administrative Agent shall promptly provide to each Lender and to Prologis a new Schedule 2.1.

Section 6.13.3Conflicting Provisions.  This Section shall supersede any provisions in Sections 6.9 or 14.1 to the contrary.

Section 6.14Establishment of Supplemental Tranche.

Section 6.14.1Supplemental Tranche Request.  At the time of any Reallocation Notice under Section 6.12.1 or any Increase Request under Section 6.13, Prologis may from time to time request, with the same approval requirements of the Reallocation Notice or Increase Request, as applicable (each such request, a “Supplemental Tranche Request”), certain Lenders to provide a supplemental tranche for loans in which the primary currency of such supplemental tranche is not one of the currencies set forth in the definition of “Primary Currency” at the time of such Supplemental Tranche Request (each such new Tranche, a “Supplemental Tranche”).

Section 6.14.2Supplemental Addendums.  Each Supplemental Tranche Request shall be made in the form of an addendum substantially in the form of Exhibit E (a “Supplemental Addendum”) and sent to Global Administrative Agent and shall set forth (a) the proposed Primary Currency and Alternative Currencies of such Supplemental Tranche, (b) the proposed Supplemental Primary Location, (c) the proposed interest types and rates for such Supplemental Tranche, (d) the type and amount of any subfacilities of such Supplemental Tranche, (e) the proposed borrowers under such Tranche and (f) any other specific terms of such Supplemental Tranche that Prologis deems necessary; provided that the maturity date of Supplemental Loans shall not be later than the Maturity Date.  Promptly after a Supplemental Tranche Request, Prologis shall, subject to the approval of Global Administrative Agent (which shall not be unreasonably withheld or delayed) appoint the proposed Funding Agent for such requested Supplemental Tranche.

Section 6.14.3Conditions to Supplemental Tranche.  As conditions precedent to the addition of a Supplemental Tranche to this Agreement, (a) (i) with respect to a Supplemental Tranche in connection with an Increase Request, each of the conditions set forth in Section 6.13 must be satisfied and there must be an increase in the Aggregate Tranche Commitments and (ii) with respect to a Supplemental Tranche in connection with a Reallocation Notice, each of the conditions set forth in Section 6.12 must be satisfied, (b) (i) with respect to a Supplemental Tranche in connection with an Increase Request, each Lender providing a commitment under the Supplemental Tranche must be an Increasing Lender or a Subsequent Lender and (ii) with respect to a Supplemental Tranche in connection with a Reallocation Notice, each Lender providing a commitment under the Supplemental Tranche must be an Allocating Lender, (c) each Lender providing a commitment under such Supplemental Tranche, the proposed Funding Agent for such Supplemental Tranche and Global Administrative Agent must execute the requested Supplemental Addendum, (d) each of the proposed borrowers under such Supplemental Tranche shall be an existing Borrower or shall have complied with Section 6.11 and (e) any other documents or certificates that shall be reasonably requested by Global Administrative Agent in connection with the addition of the Supplemental Tranche shall have been delivered to Global Administrative Agent in form and substance reasonably satisfactory to Global Administrative Agent.

Section 6.14.4Effectiveness of Supplemental Tranche.  If a Supplemental Tranche Request is accepted in accordance with this Section, Global Administrative Agent, the applicable Funding Agent and Prologis shall determine the effective date of such Supplemental Tranche (the “Supplemental Tranche Effective Date”) and the final allocation of such Supplemental Tranche.  Global Administrative Agent shall promptly distribute a revised Schedule 2.1 to each Lender reflecting such new Supplemental Tranche and notify each Lender of the Supplemental Tranche Effective Date.

Section 6.15Defaulting Lenders.

Section 6.15.1Adjustments.  Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as such Lender is no longer a Defaulting Lender, to the extent permitted by applicable Law:

(a)Waivers and Amendments.  Such Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in Section 14.1.

(b)Reallocation of Payments.  Any payment of principal, interest, fees or other amounts received by Global Administrative Agent or any Funding Agent for the account of such Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Article XII or otherwise, and including any amounts made available to any Funding Agent by such Defaulting Lender pursuant to Section 14.8) shall be applied at such time or times as may be determined by Global Administrative Agent or such Funding Agent as follows: first, to the payment on a pro rata basis of any amounts owing by such Defaulting Lender to Global Administrative Agent or any Funding Agent hereunder; second, to the payment on a pro rata basis of any amounts owing by such Defaulting Lender to the applicable L/C Issuer, Swing Line Lender or Fronting Lender hereunder; third, if so determined by Global Administrative Agent or such Funding Agent or requested by the applicable L/C Issuer, to be held as Cash Collateral for future funding obligations of such Defaulting Lender of any participation in any applicable Letter of Credit; fourth, if Prologis so requests (so long as no Default exists), to the funding of any Loan in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by Global Administrative Agent; fifth, if so determined by Global Administrative Agent and Prologis, to be held in a non-interest bearing deposit account and released in order to satisfy obligations of such Defaulting Lender to fund Loans under this Agreement; sixth, to the payment on a pro rata basis of any amounts owing to any applicable Lender, L/C Issuer, Swing Line Lender or Fronting Lender as a result of any judgment of a court of competent jurisdiction obtained by any such Lender, L/C Issuer, Swing Line Lender or Fronting Lender against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; seventh, so long as no Default exists, to the payment on a pro rata basis of any amounts owing to any Loan Party as a result of any judgment of a court of competent jurisdiction obtained by such Loan Party against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; and eighth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (x) such payment is a payment of the principal amount of any Loan or L/C Borrowing in respect of which such Defaulting Lender has not fully funded its appropriate share and (y) such Loan or L/C Borrowing was made at a time when the conditions set forth in Section 8.2 were satisfied or waived, such payment shall be applied solely to pay the Loans of, and L/C Borrowings owed to, all applicable non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loan of, or L/C Borrowing owed to, such Defaulting Lender.  Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender or to post Cash Collateral pursuant to this Section 6.15.1(b) shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents to the foregoing.

(c)Certain Fees. Such Defaulting Lender (i) shall be limited in its right to receive facility fees as provided in Section 6.5.1 and (ii) shall be limited in its right to receive Letter of Credit Fees as provided in Section 5.9.

(d)Reallocation of Applicable Tranche Percentages.  During any period in which there is a Defaulting Lender, for purposes of computing the amount of the obligation of each non-Defaulting Lender to acquire, refinance or fund participations in Letters of Credit or Swing Line Loans pursuant to the terms hereof, the “Applicable Tranche Percentage” of each non-Defaulting Lender shall be computed without giving effect to the Commitment of such Defaulting Lender; provided that (i) each such reallocation shall be given effect only if, at the date the applicable Lender becomes a Defaulting Lender, no Default exists; and (ii) the aggregate obligation of each non-Defaulting Lender in the applicable Tranche to acquire, refinance or fund participations in Letters of Credit and Swing Line Loans in the applicable Tranche shall not exceed the positive difference, if any, of (1) the U.S. Tranche Commitment, Euro Tranche Commitment or Yen Tranche Commitment, as applicable, of that non-Defaulting Lender minus (2) the aggregate U.S. Credit Exposure, Euro Credit Exposure or Yen Credit Exposure, as applicable, of that Lender.

Section 6.15.2Defaulting Lender Cure.  If Prologis, Global Administrative Agent, each applicable Funding Agent, each applicable Swing Line Lender, each applicable L/C Issuer and each applicable Fronting Lender agree in writing, each in their sole discretion, that a Defaulting Lender should no longer be deemed to be a Defaulting Lender, Global Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein (which may include arrangements with respect to any Cash

Collateral), that Lender will, to the extent applicable, purchase that portion of outstanding Loans of the other Lenders or take such other actions as Global Administrative Agent and/or the applicable Funding Agent may determine to be necessary to cause the Loans and funded and unfunded participations in Letters of Credit, Swing Line Loans and Fronting Loans of each applicable Tranche to be held on a pro rata basis by the Lenders of such Tranche in accordance with their Applicable Tranche Percentages (without giving effect to Section 6.15.1(d)), whereupon that Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of any Borrower while that Lender was a Defaulting Lender; and provided, further, that, subject to Section 14.18 and except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to non-Defaulting Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender.

Section 6.15.3Notice of Determination of Defaulting Lender.  Upon any determination by Global Administrative Agent or any Funding Agent that any Lender constitutes a Defaulting Lender, Global Administrative Agent or such Funding Agent, as applicable, shall promptly provide Prologis with notice of such determination; provided that any failure to so notify Prologis of such determination shall not have any effect on the status of such Lender as a Defaulting Lender.

ARTICLE VII
TAXES, YIELD PROTECTION AND ILLEGALITY

Section 7.1Taxes.

Section 7.1.1Payments Free of Taxes.  All payments by or on account of any obligation of any Loan Party hereunder or under any other Loan Document shall be made free and clear of and without reduction or withholding for any Indemnified Taxes or Other Taxes, provided that if any Loan Party shall be required by applicable Law to deduct any Indemnified Taxes (including any Other Taxes) from such payments, then (a) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section) the applicable Credit Party receives an amount equal to the sum it would have received had no such deductions been made, (b) such Loan Party shall make such deductions and (c) such Loan Party shall timely pay the full amount deducted to the relevant Governmental Authority in accordance with applicable Law.

Section 7.1.2Indemnification by Loan Parties.  The applicable Loan Party shall indemnify each Credit Party, within ten days after demand therefor, for the full amount of any Indemnified Taxes or Other Taxes (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section) paid or payable by such Credit Party on or with respect to any payment made to such Credit Party by or on account of such Loan Party hereunder or under any other Loan Document, and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority.  A certificate as to the amount of such payment or liability delivered to a Loan Party by a Lender or an L/C Issuer (with a copy to Global Administrative Agent), or by Global Administrative Agent on its own behalf or on behalf of a Lender or L/C Issuer, shall be conclusive absent demonstrable error.

Section 7.1.3Evidence of Payments.  As soon as practicable after any payment of Indemnified Taxes or Other Taxes by any Loan Party to a Governmental Authority, such Loan Party shall deliver to Global Administrative Agent the original or a copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to Global Administrative Agent.

Section 7.1.4Status of Lenders.  Any Lender that is entitled to an exemption from or reduction of withholding tax under the law of the jurisdiction in which a Borrower is a resident for tax purposes (including in the case of the United States, a disregarded entity (as defined in Treasury Regulation Section 301.7701-3 of the Code) owned by a resident of the United States or other Person that is engaged in a trade or business in the United States or a qualified REIT subsidiary (as defined in Section 856(i) of the Code)) or is otherwise subject to tax, or any treaty to which any such jurisdiction is a party or which otherwise benefits such Lender, with respect to payments hereunder or under any other Loan Document shall deliver to Prologis (with a copy to Global Administrative Agent), at the time or times prescribed by applicable Law or reasonably requested by Prologis or Global Administrative Agent, such properly completed and executed documentation prescribed by applicable Law as will permit such payments to be made without withholding or at a reduced rate of withholding.  In addition, any Lender, if requested by Prologis or Global Administrative Agent, shall deliver such other documentation prescribed by applicable Law or reasonably requested by Prologis or

Global Administrative Agent as will enable Prologis or Global Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements.

Without limiting the generality of the foregoing, if a Borrower is a resident for tax purposes in the United States, engaged in the conduct of a trade or business in the United States, a disregarded entity (as defined in Treasury Regulation Section 301.7701-3 of the Code) owned by a resident of the United States, a qualified REIT subsidiary (as defined in Section 856(i) of the Code) or otherwise subject to tax in the United States, any Non-U.S. Lender shall deliver to Prologis and Global Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Non-U.S. Lender becomes a Lender under this Agreement (and from time to time thereafter upon the request of Prologis or Global Administrative Agent, but only if such Non-U.S. Lender is legally entitled to do so), whichever of the following is applicable:

(a)duly completed copies of Internal Revenue Service Form W-8BEN or W-8BEN-E, as applicable, claiming eligibility for benefits of an income tax treaty to which the United States is a party,

(b)duly completed copies of Internal Revenue Service Form W-8ECI,

(c)duly completed copies of Internal Revenue Service Form W-8IMY,

(d)in the case of a Non-U.S. Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate to the effect that such Non-U.S. Lender is not (A) a “bank” within the meaning of Section 881(c)(3)(A) of the Code, (B) a “10 percent shareholder” of the applicable Borrower within the meaning of Section 881(c)(3)(B) of the Code or (C) a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code and (y) duly completed copies of Internal Revenue Service Form W-8BEN or W‑8BEN-E, as applicable, or

(e)any other form prescribed by applicable Law as a basis for claiming exemption from or a reduction in United States Federal withholding tax duly completed together with such supplementary documentation as may be prescribed by applicable Law to permit Prologis or Global Administrative Agent to determine the withholding or deduction required to be made.

Without limiting the obligations of Lenders set forth above regarding delivery of certain forms and documents to establish each Lender’s status for U.S. withholding tax purposes, each Lender agrees promptly to deliver to Global Administrative Agent, each applicable Funding Agent or Prologis, as such Agent or Prologis shall reasonably request, on or prior to the Closing Date, and in a timely fashion thereafter, such other documents and forms required by any relevant taxing authority under the Laws of any other jurisdiction, duly executed and completed by such Lender, as are required under such Laws to confirm such Lender’s entitlement to any available exemption from, or reduction of, applicable withholding taxes in respect of all payments to be made to such Lender outside of the U.S. by Borrowers pursuant to this Agreement or otherwise to establish such Lender’s status for withholding tax purposes in such other jurisdiction.

Each Lender shall promptly (i) notify Global Administrative Agent and each applicable Funding Agent of any change in circumstances that would modify or render invalid any claimed exemption from or reduction of Taxes or Other Taxes, and (ii) take such steps as shall not be materially disadvantageous to it, in the reasonable judgment of such Lender, and as may be reasonably necessary (including the re-designation of its Lending Office) to avoid any requirement of applicable Law that any Borrower make any deduction or withholding for taxes from amounts payable to such Lender.  Additionally, each Borrower shall promptly deliver to the applicable Credit Party, as such Credit Party shall reasonably request, on or prior to the Closing Date, and in a timely fashion thereafter, such documents and forms required by any relevant taxing authorities under the Laws of any jurisdiction, duly executed and completed by such Borrower, as are required to be furnished by such Credit Party under such Laws in connection with any payment by such Credit Party of Indemnified Taxes or Other Taxes, or otherwise in connection with the Loan Documents, with respect to such jurisdiction.

Section 7.1.5Exemption Representation.

(a)Each Lender represents and warrants (such Lender’s “Exemption Representation”) to Borrowers that, as of the date of this Agreement or, in the case of a Person that becomes a Lender after the Closing Date, as of the date such Person becomes a party hereto (and, in the case of a Lender that agrees to make Loans under a Tranche, as of the date such agreement becomes effective), except as specified in writing (which may be by facsimile or electronic mail) to Global Administrative Agent, the applicable Funding Agent and Prologis prior to the date of the applicable Exemption Representation, it is entitled to receive payments from each Borrower under each Tranche with respect to which it has a commitment to make Loans without any reduction or withholding in respect of any Indemnified

Taxes or Other Taxes and without any amount being required to be paid by any applicable Borrower pursuant to Section 7.1.2; provided that the Exemption Representation shall not apply to any withholding tax imposed at any time on payments made by or on behalf of a Foreign Obligor.

(b)Notwithstanding any other provision of this Agreement, no Borrower shall be obligated to pay any amount under this Section 7.1 to, or for the benefit of, any Lender to the extent that such amount would not have been required to be paid if (i) such Lender’s Exemption Representation had been accurate or (ii) such Lender had complied with its obligations under Section 7.1.4.

Section 7.1.6Treatment of Certain Refunds.  If any Credit Party determines, in its sole discretion, that it has received a refund of any Taxes as to which it has been indemnified by any Loan Party or with respect to which any Loan Party has paid additional amounts pursuant to this Section, it shall pay to such Loan Party an amount equal to such refund (but only to the extent of indemnity payments made, or additional amounts paid, by such Loan Party under this Section with respect to the Taxes giving rise to such refund), net of all reasonable out-of-pocket expenses of such Credit Party, and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund), provided that such Loan Party, upon the request of such Credit Party, agrees to repay the amount paid over to such Loan Party (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to such Credit Party in the event such Credit Party is required to repay such refund to such Governmental Authority.  This Section shall not be construed to require any Credit Party to make available its tax returns (or any other information relating to its taxes that it deems confidential) to any Borrower or any other Person.

Section 7.1.7FATCA.  If a payment made to a Credit Party under any Loan Document would be subject to United States Federal withholding tax imposed by FATCA if such Credit Party were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Credit Party shall deliver to each applicable Borrower and each applicable Agent,

(a) at the time or times prescribed by Law and at such time or times reasonably requested by any Borrower or any Agent, such documentation prescribed by applicable Law (including an IRS Form W-8BEN-E or as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by any such Borrower or Agent as may be necessary for such Borrower or Agent to comply with its obligations under FATCA, to determine that such Credit Party has or has not complied with FATCA and, as necessary, to determine the amount to deduct and withhold any payment pursuant to FATCA.

(b)If any documentation provided pursuant to paragraph (a) of this Section 7.1.7 expires or becomes materially inaccurate, the relevant Credit Party shall promptly provide updated documentation to the relevant Borrower or Agent.

(c)Each Agent and Borrowers may rely on any documentation it receives from any other Credit Party pursuant to paragraph (a) above without further verification and is not liable for any action it takes under or in connection with paragraph (a) above for purposes of complying with FATCA.

Solely for purposes of this Section 7.1.7, “FATCA” shall include (i) any treaty, law or regulation of any other jurisdiction, or relating to an intergovernmental agreement between the U.S. and any other jurisdiction which (in either case) facilitates the implementation of Sections 1471 through 1474 of the Code and regulations or official interpretations thereof and (ii) any amendments made to FATCA after the date of this Agreement.

Section 7.2Illegality

.  If any Lender determines that any Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for such Lender or its applicable Lending Office to make, maintain or fund Eurocurrency Rate Loans in any currency, or to determine or charge interest rates based upon the Eurocurrency Rate, or any Governmental Authority has imposed material restrictions on the authority of such Lender to purchase or sell or to take deposits of, any applicable currency in the applicable interbank market, then, on notice thereof by such Lender to Prologis through the applicable Funding Agent, any obligation of such Lender to make, continue or convert Loans to Eurocurrency Rate Loans in the affected currency shall be suspended until such Lender notifies Global Administrative Agent and Prologis that the circumstances giving rise to such determination no longer exist.  Upon receipt of such notice, the applicable Borrower shall, upon demand from such Lender (with a copy to the applicable Funding Agent), prepay or, if applicable and such Loans are denominated in Dollars under the U.S. Tranche, Yen under the Yen Tranche or Euro under the Euro Tranche, convert all applicable Eurocurrency Rate Loans of such Lender to Base Rate Loans, ABR Rate Loans or Substitute Rate Loans, as applicable, either on the last day of the Interest Period therefor or on such earlier date on which such Lender may not lawfully continue to maintain such

Eurocurrency Rate Loans.  Upon any such prepayment or conversion, the applicable Borrower shall also pay accrued interest on the amount so prepaid or converted.

Section 7.3Inability to Determine Rates.

Section 7.3.1Determination of Rates.  If the Tranche Required Lenders determine for their Tranche that for any reason in connection with any request for Eurocurrency Rate Loans or Daily Floating Rate Loans or a conversion to or continuation thereof that (i) deposits are not being offered to banks in the applicable interbank market for the currency, amount and Interest Period for such Loans, (ii) adequate and reasonable means do not exist for determining the Eurocurrency Rate for the requested Interest Period or Daily Floating Rate for such Loans or (iii) the Eurocurrency Rate for any requested Interest Period or Daily Floating Rate for such Loans does not adequately and fairly reflect the cost to such Lenders of funding such Loans for the requested Interest Period or such Loans, the applicable Funding Agent will promptly so notify Prologis, each Borrower in the affected Tranche and each Lender in the affected Tranche.  Thereafter, (x) the obligation of such Lenders to make or maintain Eurocurrency Rate Loans or Daily Floating Rate Loans in the affected currency or currencies or for the applicable Interest Period in the affected Tranche shall be suspended and (y) in the event of a determination described in the preceding sentence with respect to the Daily Floating Eurocurrency Rate component of the Base Rate, the utilization of the Daily Floating Eurocurrency Rate component in determining the Base Rate shall be suspended, in each case until the applicable Funding Agent (upon the instruction of the applicable Tranche Required Lenders) revokes such notice.  Upon receipt of such notice, the applicable Borrower may revoke any pending request for a Borrowing of, conversion to or continuation of Eurocurrency Rate Loans or Daily Floating Rate Loans, as applicable, in the affected currency or currencies or, failing that, will be deemed to have converted such request into a request for a Committed Borrowing of Base Rate Loans under the U.S. Tranche or ABR Rate Loans under the Yen Tranche, as applicable, in the amount specified therein, and with respect to Loans under any Tranche not denominated in the Primary Currency of such Tranche at such time, such Loans shall be converted to the Primary Currency of such Tranche in the Foreign Currency Equivalent amount of such Loans to the extent such Loans are not in the Primary Currency of the applicable Tranche.

Notwithstanding anything to the contrary in this Agreement or any other Loan Documents, if Global Administrative Agent determines (which determination shall be conclusive absent manifest error), or Prologis or the Required Lenders notify Global Administrative Agent (with, in the case of the Required Lenders, a copy to Prologis) that Prologis or Required Lenders (as applicable) have determined, that:

(a)adequate and reasonable means do not exist for ascertaining the Eurocurrency Rate for any requested Interest Period or Daily Floating Rate applicable to a Tranche, including, without limitation, because the applicable Screen Rate is not available or published on a current basis and such circumstances are unlikely to be temporary, or

(b) the administrator of the applicable Screen Rate or a Governmental Authority having jurisdiction over Global Administrative Agent has made a public statement identifying a specific date after which the applicable Eurocurrency Rate or Daily Floating Rate or the applicable Screen Rate shall no longer be made available, or used for determining the interest rate of loans in a Tranche (such specific date, the “Scheduled Unavailability Date”), or

(c)syndicated loans currently being executed, or that include language similar to that contained in this Section, are being executed or amended (as applicable) to incorporate or adopt a new benchmark interest rate to replace the applicable Eurocurrency Rate or Daily Floating Rate, or if the events or circumstances of the type described in clause (a), (b) or (c) above have occurred with respect to the Successor Rate then in effect, then, reasonably promptly after such determination by Global Administrative Agent or receipt by Global Administrative Agent of such notice, as applicable, Global Administrative Agent and Prologis may amend this Agreement to replace the applicable Eurocurrency Rate, Daily Floating Rate or any then Successor Rate with an alternate benchmark rate (including any mathematical or other adjustments to the benchmark (if any) incorporated therein), giving due consideration to any evolving or then existing convention for similar syndicated credit facilities denominated in the applicable currency for such alternative benchmarks (any such proposed rate, a “Successor Rate”), together with any proposed Successor Rate Conforming Changes (as defined below) and any such amendment shall become effective at 5:00 p.m. (New York time) on the fifth Business Day after Global Administrative Agent shall have posted such proposed amendment to all Lenders, the Funding Agents and Prologis unless, prior to such time, Lenders comprising the Required Lenders have delivered to Global Administrative Agent written notice that such Required Lenders do not accept such amendment.  Such Successor Rate shall be applied in a manner consistent with market practice; provided that to the extent such market practice is not administratively feasible for Global Administrative Agent, such Successor Rate shall be applied in a manner as otherwise reasonably determined by Global Administrative Agent in consultation with Prologis. Any spread adjustment with respect to a

Loan denominated in Sterling that bears interest at a term SONIA rate with an Interest Period of one month shall be the same spread adjustment, if any, that applies to the Daily Floating Rate Loans denominated in Sterling.

If no Successor Rate has been determined and the circumstances under clause (a) above exist or the Scheduled Unavailability Date has occurred (as applicable), Global Administrative Agent will promptly so notify Prologis, each Funding Agent and each Lender.  Thereafter, (x) the obligation of the Lenders to make or maintain Eurocurrency Rate Loans or Daily Floating Rate Loans with respect to the applicable Tranche shall be suspended (to the extent of the affected Eurocurrency Rate Loans or Interest Periods or Daily Floating Rate Loans), (y) the obligation of the Lenders to make or maintain Daily Floating Rate Loans shall be suspended, and (z) the Eurocurrency Rate component shall no longer be utilized in determining the Base Rate and the Money Market Rate.  Upon receipt of such notice, the applicable Borrower may revoke any pending request for a Borrowing of, conversion to or continuation of Eurocurrency Rate Loans or Daily Floating Rate Loans in the affected currency or currencies or, failing that, will be deemed to have converted such request into a request for a Committed Borrowing of Base Rate Loans under the U.S. Tranche, Substitute Rate Loans under the Euro Tranche or ABR Rate Loans under the Yen Tranche, as applicable, in the amount specified therein, and with respect to Loans under any Tranche not denominated in the Primary Currency of such Tranche at such time, such Loans shall be converted to the Primary Currency of such Tranche in the Foreign Currency Equivalent amount of such Loans to the extent such Loans are not in the Primary Currency of the applicable Tranche.

Notwithstanding anything else herein, any definition of Successor Rate shall provide that in no event shall such Successor Rate be less than zero for purposes of this Agreement.

As used above:

“Screen Rate” means the applicable Eurocurrency Rate or Daily Floating Rate quote on the applicable screen page Global Administrative Agent designates to determine such Eurocurrency Rate or Daily Floating Rate (or such other commercially available source providing such quotations as may be designated by Global Administrative Agent from time to time).

“Successor Rate Conforming Changes” means, with respect to the use, administration of or any conventions associated with any proposed Successor Rate for any currency, any conforming changes to the definition of Base Rate, Daily Floating Eurocurrency Rate, Eurocurrency Rate, Interest Period, timing and frequency of determining rates and making payments of interest and other technical, administrative or operational matters (including, for the avoidance of doubt, the definition of “Business Day”, timing of borrowing requests or prepayment, conversion or continuation notices and length of lookback periods) as may be appropriate, in the discretion of Global Administrative Agent, to reflect the adoption and implementation of such Successor Rate and to permit the administration thereof by Global Administrative Agent in a manner substantially consistent with market practice for such currency (or, if Global Administrative Agent determines that adoption of any portion of such market practice is not administratively feasible or that no market practice for the administration of such rate for such currency exists, in such other manner of administration as Global Administrative Agent determines in consultation with Prologis is reasonably necessary in connection with the administration of this Agreement and any other Loan Document).

Section 7.3.2Market Disruptions.  (a) If Euro Lenders (including any applicable Fronting Lenders) holding at least 35% of the Euro Aggregate Commitments or, if the Euro Aggregate Commitments have been terminated, Euro Lenders holding in the aggregate at least 35% of the Euro Total Outstandings determine that a requested Borrowing or continuation is affected by an event of the type described in Section 7.3.1(a), (b) or (c), or (b) if the Eurocurrency Rate is to be determined by reference to Reference Banks at or about 11:00 a.m., Brussels time, on the determination date for the Interest Period applicable to a Borrowing or continuation, and none of the Reference Banks supplies a rate for the purpose of determining the Eurocurrency Rate for such Borrowing or continuation, then Euro Funding Agent will promptly so notify Prologis, each Euro Borrower and each Euro Lender of such event.  Thereafter, the obligation of Euro Lenders to make or maintain Eurocurrency Rate Loans in the currency of the requested Borrowing or continuation for the affected currency shall be suspended until Euro Funding Agent (upon the instruction Euro Required Lenders) revokes such notice.  Upon receipt of such notice, Prologis may revoke any pending request for a Euro Committed Borrowing or continuation in the affected currency, or, failing that, will be deemed to have converted such request into a request for a Euro Committed Borrowing of Substitute Rate Loans denominated in Euro, and any Euro Committed Loans that are not denominated in Euro and are affected by this provision shall be converted to Euro in the Euro Equivalent amount of such Euro Loans at such time.

Section 7.3.3TIIE Rate.  (i) If the Banco de México fails to publish the TIIE for the applicable Interest Period on the first Business Day of such Interest Period, either temporarily or on a definitive basis, the TIIE Rate shall be calculated applying any rate published by the Banco de México in substitution of the applicable TIIE Rate; and (ii) if (i) above is not available, the TIIE Rate shall be calculated based on the annual yield for the TIIE for a period closest to the duration of the applicable Interest Period, either compounded or calculated based on a 28, 91 or 182 day, as applicable, equivalent basis in substitution of the TIIE Rate.

Section 7.4Increased Costs Generally.

Section 7.4.1Increased Costs.  If any Change in Law shall:

(a)impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, any Credit Party (except any reserve requirement contemplated by Section 7.4.4);

(b)subject any Credit Party to any tax of any kind whatsoever with respect to this Agreement, any Letter of Credit, any participation in a Letter of Credit or any Loan made by it, or change the basis of taxation of payments to such Credit Party in respect thereof (except for Indemnified Taxes or Other Taxes covered by Section 7.1 and the imposition of, or any change in the rate of, any Excluded Tax); or

(c)impose on any Credit Party or any applicable interbank market any other condition, cost or expense affecting this Agreement or any Loans made by such Credit Party or any Letter of Credit or participation therein;

and the result of any of the foregoing shall be to increase the cost to such Credit Party of making or maintaining any Loan (or of maintaining its obligation to make any Loan), or to increase the cost to such Credit Party of participating in, issuing or maintaining any Letter of Credit (or of maintaining its obligation to participate in or to issue any Letter of Credit), or to reduce the amount of any sum received or receivable by such Credit Party hereunder (whether of principal, interest or any other amount) then, upon request of such Credit Party, Prologis will pay (or cause the applicable Borrower to pay) to such Credit Party, such additional amount or amounts as will compensate such Credit Party for such additional costs incurred or reduction suffered.

Section 7.4.2Capital Requirements.  If any Credit Party determines that any Change in Law affecting such Credit Party or any Lending Office of such Credit Party or such Credit Party’s holding company, if any, regarding capital requirements or liquidity has or would have the effect of reducing the rate of return on such Credit Party’s capital or on the capital of such Credit Party’s holding company, if any, as a consequence of this Agreement, the Commitments of such Credit Party or the Loans made by, or participations in Letters of Credit held by, such Credit Party, or the Letters of Credit issued by such Credit Party, to a level below that which such Credit Party or such Credit Party’s holding company could have achieved but for such Change in Law (taking into consideration such Credit Party’s policies and the policies of such Credit Party’s holding company with respect to capital adequacy and liquidity), then from time to time Prologis will pay (or cause the applicable Borrower to pay) to such Credit Party, such additional amount or amounts as will compensate such Credit Party or such Credit Party’s holding company for any such reduction suffered.

Section 7.4.3Certificates for Reimbursement.  Any Credit Party requesting compensation pursuant to this Section 7.4 shall deliver to Prologis (with a copy to Global Administrative Agent) a certificate setting forth in reasonable detail the basis for such request and a calculation of the amount necessary to compensate such Credit Party or its holding company, as the case may be, as specified in Section 7.4.1 or 7.4.2 above, and any such certificate shall be conclusive absent demonstrable error.  Prologis shall pay (or cause the applicable Borrower to pay) such Credit Party the amount shown as due on any such certificate within 15 days after receipt thereof.

Section 7.4.4Additional Reserve Requirements. Each applicable Borrower shall pay to each Lender, (a) as long as such Lender shall be required to maintain reserves with respect to liabilities or assets consisting of or including Eurocurrency funds or deposits (currently known as “Eurocurrency liabilities”), additional interest on the unpaid principal amount of each Eurocurrency Rate Loan equal to the actual costs of such reserves allocated to such Loan by such Lender (as determined by such Lender in good faith, which determination shall be conclusive absent demonstrable error), and (b) as long as such Lender shall be required to comply with any reserve ratio requirement or analogous requirement of any other central banking or financial regulatory authority imposed in respect of the funding of the Eurocurrency Rate Loans, such additional costs (expressed as a percentage per annum and rounded upwards, if necessary, to the nearest five decimal places) equal to the actual costs allocated to such Loan by such Lender (as determined by such Lender in good faith, which determination shall be conclusive absent demonstrable error), which in each case shall be due and payable on each date on which interest is payable on such Loan, provided each applicable Borrower shall have received at least 15 days’ prior notice (with a copy to Global Administrative Agent) of such additional interest or costs from such Lender.  If a Lender fails to give notice 15 days prior to the relevant Interest Payment Date, such additional interest or costs shall be due and payable 15 days from receipt of such notice.

Section 7.4.5Limitations on Lender Claims.  Notwithstanding the foregoing provisions of this Section 7.4, no Lender shall be entitled to compensation for any cost, increased costs or liability resulting from a failure by such Lender to comply with any request from or requirement of any central banking or financial regulatory authority (whether or not having the force of law, but if not having the force of law being a request of a nature with which banks generally are expected or accustomed to comply).

Section 7.5Compensation for Losses

.  Each Borrower agrees that it will, from time to time, compensate each Lender for and hold each Lender harmless from any loss, cost or expense incurred by such Lender as a result of:

(a)any continuation, conversion, payment or prepayment of any Loan of such Lender to such Borrower (other than a Base Rate Loan, a Daily Floating Rate Loan or an ABR Rate Loan) on a day other than the last day of the Interest Period for such Loan (whether voluntary, mandatory, automatic, by reason of acceleration, or otherwise);

(b)any failure by such Borrower (for a reason other than the failure of such Lender to make a Loan) to prepay, borrow (including any failure to borrow in the event a Japanese Borrower falls under any of items (a) through (i) of Section 9.19 or a Japanese Borrower fails to comply with Section 11.9), continue or convert any Loan of (or to be made by) such Lender to such Borrower (other than a Base Rate Loan, a Daily Floating Rate Loan or an ABR Rate Loan) on the date or in the amount notified by such Borrower;

(c)any failure by such Borrower to make payment of any Loan or reimbursement obligation under any Letter of Credit (or interest due thereon) in the currency in which such Loan or reimbursement obligation is denominated; or

(d)any assignment of a Eurocurrency Rate Loan or TIIE Rate Loan of such Lender to such Borrower on a day other than the last day of the Interest Period therefor as a result of a request by Prologis pursuant to Section 14.12;

including any loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain such Loans or from fees payable to terminate the deposits from which such funds were obtained or, solely in the case of subsection (c) above, any foreign exchange losses (but in each case excluding any loss of anticipated profits).

For purposes of calculating amounts payable by a Borrower to a Lender under this Section 7.5, (A) each Lender shall be deemed to have funded (i) each Eurocurrency Rate Loan made by it at the Eurocurrency Rate for such Loan by a matching deposit or other borrowing in the offshore interbank market for such currency for a comparable amount and for a comparable period, and (ii) each TIIE Rate Loan made by it by the acceptance of a bankers’ acceptance for a comparable amount and a comparable period issued by a company of comparable credit quality as Prologis, in each case whether or not the applicable Loan was in fact so funded; and (B) the losses and expenses of any Lender resulting from any event described in clause (a) above, any failure by a Borrower to borrow or continue a Loan as contemplated by clause (b) above or any assignment pursuant to clause (d) above shall not exceed the excess, if any, of (i) the amount of interest that would have accrued on the principal amount of the applicable Loan had such event not occurred, at the Eurocurrency Rate applicable (or that would have been applicable) to such Loan, for the period from the date of such event to the last day of the then current Interest Period therefor (or, in the case of a failure to borrow, convert or continue, for the period that would have been the Interest Period for such Loan), over (ii) the amount of interest that would accrue on such principal amount for such period at the interest rate that (I) in the case of a Eurocurrency Rate Loan, such Lender would bid, at the commencement of such period, for deposits in the applicable currency of a comparable amount and period from other banks in the applicable eurocurrency market, or (II) in the case of a TIIE Rate Loan, the rate that would be applicable for a TIIE Rate Loan for such period.

Any Lender requesting compensation pursuant to this Section 7.5 shall deliver to the applicable Borrower (with copies to Prologis, Global Administrative Agent and the applicable Funding Agent) a certificate setting forth in reasonable detail a calculation of the amount demanded and any such certificate shall be conclusive absent demonstrable error.  The applicable Borrower shall pay the applicable Lender the amount shown as due on any such certificate within 15 days after receipt thereof.

Section 7.6Mitigation Obligations; Replacement of Lenders.

Section 7.6.1Designation of a Different Lending Office.  If any Credit Party requests compensation under Section 7.4, or any Borrower is required to pay any additional amount to any Credit Party or any Governmental

Authority for the account of any Credit Party pursuant to Section 7.1, or if any Credit Party gives a notice pursuant to Section 7.2, then such Credit Party shall use reasonable efforts to designate a different Lending Office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the reasonable judgment of such Credit Party, such designation or assignment (a) would eliminate or reduce amounts payable pursuant to Section 7.1 or 7.4, as the case may be, in the future, or eliminate the need for the notice pursuant to Section 7.2, and (b) in each case, would not subject such Credit Party to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Credit Party.  Prologis hereby agrees to pay (or to cause the applicable Borrower to pay) all reasonable costs and expenses incurred by any Credit Party in connection with any such designation or assignment.

Section 7.6.2Delay in Requests.  Failure or delay on the part of any Credit Party to demand compensation pursuant to Section 7.1, 7.4 or 7.5 shall not constitute a waiver of such Credit Party’s right to demand such compensation; provided that no Borrower shall be required to compensate a Credit Party pursuant to any such Section for any Indemnified Taxes, Other Taxes, increased cost, reduction in return, funding loss or other amount (any of the foregoing, a “Compensation Amount”) incurred or suffered more than six months prior to the date that such Credit Party notified Prologis of the Change in Law or other event giving rise to such Compensation Amount and of such Credit Party’s intention to claim compensation therefor (except that, if the Change in Law or other event giving rise to such Compensation Amount is retroactive, then the six month period referred to above shall be extended to include the period of retroactive effect thereof).

Section 7.6.3Replacement of Lenders.  If any Lender requests compensation under Section 7.4, or if any Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 7.1, Prologis may replace such Lender in accordance with Section 14.12.

Section 7.7Qualified Lender Status

.  If a Lender notifies the applicable Funding Agent (orally or in writing) that it is a Qualified Lender with respect to the imposition of a withholding tax, and (a) such Qualified Lender is subject to withholding taxes immediately prior to and after the funding of the applicable Loan, and (b) there were Fronting Lenders available to make such Loan as set forth in Section 2.2.2(a), 3.2.2(a) or 4.2.2(a), as applicable, then the applicable Borrower shall not be required to pay any additional amounts under Section 7.1 with respect to withholding taxes imposed on the payments to such Lender on account of such Loan. Furthermore, each Funding Agent shall be permitted to rely solely on any notices, certificates or Assignment and Assumptions provided by any Lender regarding its status as a Qualified Lender, and such Funding Agent shall not be required to independently verify such Lender’s status or request any updates from such Lender as to whether it remains a Qualified Lender at the time of any request for a Credit Extension. Notwithstanding the foregoing, this Section 7.7 shall not limit any right or remedy of any Lender under this Article VII with respect to any Loan to the extent such Lender ceases to be a Qualified Lender due to a Change in Law after the funding of such Loan.

Section 7.8Survival

.  All obligations under this Article VII shall survive termination of the Aggregate Tranche Commitments and repayment of all other Obligations hereunder.

ARTICLE VIII
CONDITIONS PRECEDENT TO Credit Extensions

Section 8.1Conditions of Initial Credit Extension

.  The obligation of each L/C Issuer and each Lender to make its initial Credit Extension hereunder is subject to satisfaction of the following conditions precedent:

Section 8.1.1Documents.  Global Administrative Agent’s receipt (which may be by facsimile or electronic mail, followed promptly by originals) of the following, each properly executed by a Responsible Officer of the signing Loan Party, each dated the Closing Date (or, in the case of certificates of governmental officials, a recent date before the Closing Date) and each in form and substance reasonably satisfactory to each Agent and each Lender:

(a)executed counterparts of this Agreement;

(b)such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Loan Party as Global Administrative Agent may reasonably require evidencing the identity, authority and capacity of the Responsible Officers thereof authorized to execute and deliver the Loan Documents to which such Loan Party is a party;

(c)such documents and certifications as Global Administrative Agent may reasonably require to evidence that each Loan Party is duly organized or formed in the jurisdiction of its organization or formation;

(d)favorable opinions of each of the law firms listed on Schedule 8.1, as counsel to the Loan Parties as identified on Schedule 8.1, addressed to each Agent, each L/C Issuer, and each Lender, as to such matters concerning the Loan Parties and the Loan Documents as Global Administrative Agent may reasonably request;

(e)a certificate of a Responsible Officer of each Loan Party either (i) attaching copies of all consents, licenses and approvals required in connection with the execution, delivery and performance by such Loan Party, and the validity against such Loan Party, of the Loan Documents to which it is a party, each of which consents, licenses and approvals shall be in full force and effect, or (ii) stating that no such consents, licenses or approvals are so required;

(f)a certificate signed by a Responsible Officer of Prologis certifying (i) that the conditions specified in Sections 8.2.1 and 8.2.2 have been satisfied; (ii) that there has been no event or circumstance since the date of the Audited Financial Statements that has had or would be reasonably expected to have, either individually or in the aggregate, a Material Adverse Effect; and (iii) the current Moody’s Rating and S&P Rating;

(g)at least five days prior to the Closing Date, if a Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, such Borrower shall deliver a Beneficial Ownership Certification in relation to such Borrower; and

(h)such other assurances, certificates, documents, consents or opinions as any Agent, any L/C Issuer, the Swing Line Lenders or any Tranche Required Lenders reasonably may require.

Section 8.1.2Fees.  Any fees required to be paid on or before the Closing Date shall have been paid.

Section 8.1.3Expenses.  Unless waived by Global Administrative Agent, Prologis shall have paid all reasonable and documented fees, charges and disbursements of counsel to Global Administrative Agent to the extent invoiced prior to or on the Closing Date.

Section 8.1.4Closing Deadline.  The Closing Date shall have occurred on or before January 16, 2019.

Without limiting the generality of the provisions of Section 13.4, for purposes of determining compliance with the conditions specified in this Section 8.1, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with each document or other matter required hereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless Global Administrative Agent shall have received notice from such Lender prior to the proposed Closing Date specifying its objection thereto.

Section 8.2Conditions to all Credit Extensions

.  The obligation of each Lender to honor any request for a Credit Extension (other than a Committed Loan Notice requesting only a conversion of Committed Loans to another Type or a continuation of Eurocurrency Rate Loans or TIIE Rate Loans) is subject to the following conditions precedent:

Section 8.2.1Representations and Warranties.  The representations and warranties of Prologis contained in Article IX and by the applicable Loan Party in each other Loan Document or in any document furnished at any time under or in connection herewith or therewith, shall be true and correct in all material respects (without duplication of any materiality qualifiers) on and as of the date of such Credit Extension, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (without duplication of any materiality qualifiers) as of such earlier date, and except that for purposes of this Section 8.2, the representations and warranties contained in Section 9.5(a) shall be deemed to refer to the most recent statements furnished pursuant to Section 10.1(a).

Section 8.2.2Default.  No Default shall exist or would result from such proposed Credit Extension or the application of the proceeds thereof.

Section 8.2.3Request for Credit Extension.  The applicable Funding Agent and, if applicable, an L/C Issuer or a Swing Line Lender shall have received a Request for Credit Extension in accordance with the requirements hereof.

Section 8.2.4Market Events Affecting Alternative Currencies.  In the case of a Credit Extension to be denominated in an Alternative Currency of the applicable Tranche, such relevant currency shall be readily available and freely transferable and convertible to (a) for the U.S. Tranche, Dollars, (b) for the Euro Tranche, Euros, (c) for the Yen Tranche, Yen, and (d) for each Supplemental Tranche, the currency set forth in the applicable Supplemental Addendum as the primary currency.

Each request for a Credit Extension (other than a Committed Loan Notice requesting only a conversion of Committed Loans to another Type or a continuation of Eurocurrency Rate Committed Loans or TIIE Rate Loans) submitted by Prologis shall be deemed to be a representation and warranty that the conditions specified in Sections 8.2.1 and 8.2.2 have been satisfied on and as of the date of the applicable Credit Extension.

ARTICLE IX
REPRESENTATIONS AND WARRANTIES

Prologis represents and warrants to the Credit Parties that:

Section 9.1Existence, Qualification and Power; Compliance with Laws

.  Each Loan Party (a) is duly organized or formed, validly existing and, to the extent applicable, in good standing under the Laws of the jurisdiction of its incorporation or organization, (b) has all requisite power and authority and all requisite governmental licenses, authorizations, consents and approvals to (i) own or lease its assets and carry on its business and (ii) execute, deliver and perform its obligations under the Loan Documents to which it is a party and (c) is duly qualified and is licensed and in good standing under the Laws of each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification or license; except in each case referred to in clause (b)(i) or (c) above, to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect.  Prologis hereby represents and warrants that General Partner (a) is duly organized or formed, validly existing and, to the extent applicable, in good standing under the Laws of the jurisdiction of its incorporation, (b) has all requisite power and authority and all requisite governmental licenses, authorizations, consents and approvals to own or lease its assets and carry on its business and (c) is duly qualified and is licensed and in good standing under the Laws of each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification or license; except in each case referred to in clause (b) or (c) above, to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect.

Section 9.2Authorization; No Contravention

.  The execution, delivery and performance by each Loan Party of each Loan Document to which such Person is party have been duly authorized by all necessary corporate or other organizational action, and do not and will not: (a) contravene the terms of any of such Person’s or General Partner’s Organization Documents; (b) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (i) any Contractual Obligation to which such Person or General Partner is a party or affecting such Person or the properties of such Person or any of its Consolidated Subsidiaries or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or General Partner or its property is subject; or (c) violate any Law.  Each Company is in compliance with all Contractual Obligations referred to in clause (b)(i), except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect.

Section 9.3Governmental Authorization; Other Consents

.  No approval, consent, exemption, authorization or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution and delivery (including the execution by General Partner as the general partner of Prologis) or performance by, or enforcement against, any Loan Party of this Agreement or any other Loan Document (excluding approvals, consents, exemptions and authorizations that have been obtained and are in full force and effect and those that, if not made or obtained, would not (a) materially and adversely affect the validity or enforceability of any Loan Document or (b) result in a Default).

Section 9.4Binding Effect

.  This Agreement has been, and each other Loan Document, when delivered hereunder, will have been, duly executed and delivered by each Loan Party that is party thereto.  This Agreement constitutes, and each other Loan Document when so delivered will constitute, a legal, valid and binding obligation of such Loan Party, enforceable against each Loan Party that is party thereto in accordance with its terms, subject to applicable Debtor Relief Laws and general principles of equity.

Section 9.5Financial Statements.

(a) The Audited Financial Statements (i) were prepared in all material respects in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein; (ii) fairly present in all material respects the consolidated financial condition of Prologis as of the date thereof and its consolidated results of operations for the period covered thereby in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein; and (iii) show (either in the text thereof or the notes thereto) other than those disclosed to each Agent and each Lender in writing all material Liabilities of Prologis and its Consolidated Subsidiaries as of the date thereof.

(b)The most recent unaudited consolidated balance sheet of Prologis and its Consolidated Subsidiaries delivered to Global Administrative Agent pursuant to Section 10.1(b), and the related consolidated statements of income or operations, shareholders’ equity and cash flows for the fiscal quarter ended on that date (i) were prepared in all material respects in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein, and (ii) fairly present in all material respects the consolidated financial condition of Prologis as of such date and its consolidated results of operations for the period covered thereby, subject, in the case of clauses (i) and (ii), to the absence of footnotes and to normal year-end audit adjustments.

Section 9.6Litigation

.  As of the Closing Date, except as specifically disclosed in Schedule 9.6, there are no actions, suits, proceedings, claims or disputes pending or, to the knowledge of Prologis after due and diligent investigation, threatened in writing, at law, in equity, in arbitration or before any Governmental Authority, by or against any Company or against any Company’s properties or revenues that (a) purport to affect or pertain to this Agreement or any other Loan Document, or any of the transactions contemplated hereby, or (b) either individually or in the aggregate, if determined adversely, could reasonably be expected to have a Material Adverse Effect.

Section 9.7No Default

.  No Company is in default under or with respect to any Contractual Obligation that could, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.  No Default has occurred and is continuing or would result from the consummation of the transactions contemplated by this Agreement or any other Loan Document.

Section 9.8Ownership of Property

.  Each Company has good record and marketable title in fee simple to, or valid trust beneficiary interests or leasehold interests in, all real property necessary or used in the ordinary conduct of its business, except as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 9.9Environmental Compliance

.  Each Company conducts in the ordinary course of business a review of the effect of existing Environmental Laws and claims alleging potential Liability or responsibility for violation of any Environmental Law on their respective businesses, operations and properties, and as a result thereof the Companies have reasonably concluded that, except as specifically disclosed in Schedule 9.9, such Environmental Laws and claims could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 9.10Taxes

.  Each Company has filed all Federal and other material state, provincial, and other Tax returns and reports required to be filed, and has paid, collected, withheld and remitted all Federal and other material state, provincial, and other material Taxes, assessments, fees and other governmental charges levied or imposed upon it or its properties, income or assets otherwise due and payable, or which it has been required to collect or withhold and remit, except those which are being contested in good faith by appropriate proceedings diligently conducted and for which adequate reserves have been provided in accordance with GAAP or such Taxes, the failure to make payment of which when due could not, individually or in the aggregate, reasonably be expected to have a Material Adverse

Effect.  There is no proposed tax assessment against any Company that would, if made, have a Material Adverse Effect.

Section 9.11Pension Law Compliance.

(a)Each Plan is in compliance in all material respects with the applicable provisions of applicable Laws.  Each Plan that is intended to qualify under Section 401(a) of the Code has received a favorable determination or opinion letter from the IRS, or such Plan is entitled to rely on an advisory or opinion letter issued with respect to an IRS approved master and prototype or volume submitter plan, or an application for such a letter is currently being processed by the IRS with respect thereto and, to the best knowledge of Prologis, nothing has occurred which would prevent, or cause the loss of, such qualification.  Prologis and each ERISA Affiliate have made all required contributions to each Pension Plan subject to Section 412 of the Code, and no application for a funding waiver or an extension of any amortization period pursuant to Section 412 of the Code has been made with respect to any such Pension Plan.

(b)There are no pending or, to the best knowledge of any Borrower, threatened claims, actions or lawsuits, or action by any Governmental Authority, with respect to any Plan that could reasonably be expected to have a Material Adverse Effect.  Neither Prologis nor any other Borrower has knowledge of any prohibited transaction (within the meaning of Section 4975 of the Code or Section 406 of ERISA) or violation of the fiduciary responsibility rules (within the meaning of Section 404 or 405 of ERISA) with respect to any Plan that has resulted or could reasonably be expected to result in a Material Adverse Effect.

(c)(i) No ERISA Event has occurred or is reasonably expected to occur; (ii) neither Prologis nor any ERISA Affiliate has incurred, or reasonably expects to incur, any Liability under Title IV of ERISA with respect to any Pension Plan (other than premiums due and not delinquent under Section 4007 of ERISA); (iii) neither Prologis nor any ERISA Affiliate has incurred any unsatisfied, or reasonably expects to incur any, Liability (and no event has occurred which, with the giving of notice under Section 4219 of ERISA, would result in such Liability) under Section 4201 or 4243 of ERISA with respect to a Multiemployer Plan; and (iv) neither Prologis nor any ERISA Affiliate has engaged in a transaction that reasonably could be expected to be subject to Sections 4069 or 4212(c) of ERISA.

Section 9.12Margin Regulations; Investment Company Act; Affected Financial Institution.

(a)No Borrower is engaged or will engage, principally or as one of its important activities, in the business of purchasing or carrying margin stock (within the meaning of Regulation U issued by the FRB), or extending credit for the purpose of purchasing or carrying margin stock.  Following the application of the proceeds of each Borrowing or drawing under each Letter of Credit, not more than 25% of the value of the assets (either of the applicable Borrower only or of the Companies on a consolidated basis) will be margin stock.

(b)No Borrower is or is required to be registered as an “investment company” under the Investment Company Act of 1940.

(c)No Borrower is an Affected Financial Institution.

Section 9.13Disclosure

.  (a)  Prologis and each Affiliate Borrower have disclosed to the Credit Parties all agreements, instruments and corporate or other restrictions to which any Company is subject, and all other matters known to it, that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect.  No report, financial statement, certificate or other information furnished (whether in writing or orally) by or on behalf of any Loan Party to any Credit Party in connection with the transactions contemplated hereby and the negotiation of this Agreement or delivered hereunder or under any other Loan Document (in each case, as modified or supplemented by other information so furnished) contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading in any material respect; provided that, with respect to projected financial information, each Borrower represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time.

(b)  As of the Closing Date, the information included in the Beneficial Ownership Certification is true and correct in all respects.

Section 9.14Compliance with Laws

.  Each Company is in compliance in all material respects with the requirements of all Laws and all orders, writs, injunctions and decrees applicable to it or to its properties, except in such instances in which (a) such requirement of Law or order, writ, injunction or decree is being contested in good faith by appropriate proceedings diligently conducted or (b) the failure to comply therewith, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.  Without limiting the foregoing, each Company has instituted and maintains policies and procedures designed to promote and achieve compliance with Anti-Corruption Laws.

Section 9.15Dutch Banking Act

.  Each Dutch Borrower is in compliance with the Dutch Banking Act and any regulations issued pursuant thereto.

Section 9.16Solvency

.  Each Loan Party is, and after giving effect to all Obligations hereunder will be, Solvent.

Section 9.17Plan Assets

.  The assets of each Company are not “plan assets” as defined in 29 C.F.R. § 2510.3‑101(a)(1), as modified by Section 3(42) of ERISA.

Section 9.18REIT Status

.  General Partner is qualified as a REIT.

Section 9.19Anti-Social Forces

.  No Japanese Borrower is, at present, (a) a gang (boryokudan), (b) a gang member, (c) a person for whom five years have not passed since ceasing to be a gang member, (d) an associate gang member, (e) a gang-related company, (f) a corporate extortionist (sokaiya) and the like, (g) a rogue adopting social movements as its slogan (shakai undotou hyobo goro), (h) a violent force with special knowledge (tokushu chinou boryoku shudan tou) (each as defined in the “Manual of Measures against Organized Crime” (soshikihanzai taisaku youkou) by the National Police Agency of Japan), or (i) another person or entity similar to any of the above (collectively, “Gang Members, Etc.”); nor does any Loan Party have any:

(i)relationships by which its management is considered to be controlled by Gang Members, Etc.;

(ii)relationships by which Gang Members, Etc. are considered to be involved substantially in its management;

(iii)relationships by which it is considered to unlawfully utilize Gang Members, Etc. for the purpose of securing unjust advantage for itself or any third party or of causing damage to any third party;

(iv)relationships by which it is considered to offer funds or provide benefits to Gang Members, Etc.; or

(v)officers or persons involved substantially in its management having socially condemnable relationships with Gang Members, Etc.

Section 9.20Sanctions and Anti-Corruption Laws.

Neither any Company nor General Partner is located, organized or resident in any Sanctioned Country in violation of applicable Sanctions; provided that if a Company or General Partner is located, organized or resident in a jurisdiction that becomes a Sanctioned Country after the date of this Agreement, such Company or General Partner shall not be a “Company” for purposes of the foregoing, or with respect to General Partner, shall not be included in the foregoing, so long as (i) such Company or General Partner is taking reasonable steps either to obtain appropriate licenses for transacting business in such jurisdiction or to no longer be located, organized or resident in such jurisdiction and (ii) such Person’s being located, organized or resident in such country or territory (x) will not result in any violation of Sanctions by Global Administrative Agent or any Lender and (y) would not be reasonably expected to have Material Adverse Effect.  Each Company and General Partner is in compliance in all material respects with all applicable Anti-Corruption Laws, except for any failure to comply that (A) is not systemic, (B) does not involve senior management of the Company or General Partner and (C) would not be reasonably expected to have a Material Adverse Effect.  Borrowers will not use, or knowingly permit any other Person to use, any Letter of Credit or the proceeds of any Loan in any manner that will violate any Anti-Corruption Law or Sanctions applicable to such Borrower or such other Person or any Credit Party.

Section 9.21Act on Specified Commitment Line Contract.

Prologis comes under article 2 of the Act on Specified Commitment Line Contract (tokutei yushiwaku keiyaku ni kansuru horitsu) of Japan (Law No.4 of 1999).

ARTICLE X
AFFIRMATIVE COVENANTS

So long as any Lender shall have any Commitment hereunder, any Loan or other Obligation shall remain unpaid or unsatisfied, or any Letter of Credit shall remain outstanding:

Section 10.1Financial Statements

.  Prologis shall deliver, or cause to be delivered, to Global Administrative Agent, in form and detail satisfactory to Global Administrative Agent:

(a)as soon as available, but in any event within 90 days after the end of each fiscal year of Prologis (commencing with the fiscal year ended December 31, 2018), a consolidated balance sheet of (i) Prologis and its Consolidated Subsidiaries and (ii) if a General Partner Guaranty is in effect pursuant to Section 10.13, General Partner and its Consolidated Subsidiaries, in each case as at the end of such fiscal year, and the related consolidated statements of income or operations, equity and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail, audited and accompanied by a report and opinion of a Registered Public Accounting Firm of nationally recognized standing reasonably acceptable to Global Administrative Agent, which report and opinion shall be prepared in accordance with generally accepted auditing standards and applicable Securities Laws; and

(b)as soon as available, but in any event within 45 days after the end of each of the first three fiscal quarters of each fiscal year of Prologis (commencing with the fiscal quarter ended March 31, 2019), a consolidated balance sheet of each of (i) Prologis and its Consolidated Subsidiaries and (ii) if a General  Partner Guaranty is in effect pursuant to Section 10.13, General Partner and its Consolidated Subsidiaries, in each case as at the end of such fiscal quarter, and the related consolidated statements of income or operations for such fiscal quarter and for the portion of the fiscal year then ended, and equity and cash flows for the portion of the fiscal year then ended, setting forth in each case in comparative form a balance sheet as of the end of the previous fiscal year and statements of income or operation and cash flows for the corresponding portion of the previous fiscal year, all in reasonable detail, certified by a Responsible Officer of Prologis, and, if applicable, General Partner, as fairly presenting the financial condition, results of operations, equity and cash flows of the Companies, and if applicable, General Partner, subject only to normal year-end audit adjustments and the absence of footnotes.

As to any information contained in materials furnished pursuant to Section 10.2(d), Prologis shall not be separately required to furnish such information under clause (a) or (b) above, but the foregoing shall not be in derogation of the obligation of Prologis to furnish the information and materials described in clauses (a) and (b) above at the times specified therein.

Section 10.2Certificates; Other Information

.  Prologis shall deliver, or cause to be delivered, to Global Administrative Agent, in form and detail satisfactory to Global Administrative Agent:

(a)concurrently with the delivery of each set of financial statements referred to in Section 10.1(a), an opinion from a Registered Public Accounting Firm of nationally recognized standing to the effect that such financial statements were prepared in all material respects in accordance with GAAP and present fairly, in all material respects, the consolidated financial condition of Prologis and its Consolidated Subsidiaries, and, if applicable, General Partner and its Consolidated Subsidiaries, as of the date thereof, and the consolidated results of operations of Prologis and its

Consolidated Subsidiaries, and, if applicable, General Partner and its Consolidated Subsidiaries, for the fiscal year then ended;

(b)concurrently with the delivery of each set of financial statements referred to in Sections 10.1(a) and (b), a duly completed Compliance Certificate signed by a Responsible Officer of Prologis;

(c)promptly after any request by Global Administrative Agent, copies of any detailed audit reports, management letters or recommendations submitted to the board of directors of General Partner by independent accountants in connection with the accounts or books of any Company, or any audit of any Company;

(d)promptly after filing, true, correct, and complete copies of all material reports or filings filed by or on behalf of any Company with any Governmental Authority (including copies of each Form 10-K, Form 10-Q, and Form S-8 filed by or on behalf of any Company with the SEC);

(e)promptly following any request therefor, provide information and documentation reasonably requested by Global Administrative Agent or any Lender for purposes of compliance with applicable “know your customer” and anti-money-laundering rules and regulations, including, without limitation, the Patriot Act and the Beneficial Ownership Regulation; and

(f)promptly, such additional information regarding the business, financial or corporate affairs of any Company or General Partner (and to the extent available to a Company, any other Borrower), or compliance with the terms of the Loan Documents, as Global Administrative Agent may from time to time reasonably request.

Documents required to be delivered pursuant to Section 10.1(a) or (b) or Section 10.2(d) (to the extent any such documents are included in materials otherwise filed with the SEC) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date (i) on which a Company posts such documents, or provides a link thereto, on its website on the internet at the website address listed on Schedule 14.2; or (ii) on which such documents are posted on its behalf on an internet or intranet website, if any, to which each Credit Party has access (whether a commercial, third-party website or whether sponsored by Global Administrative Agent); provided that a Company shall notify Global Administrative Agent (by facsimile or electronic mail) of the posting of any such documents and, if requested, provide to Global Administrative Agent by electronic mail electronic versions (i.e., soft copies) of such documents.  Except for such Compliance Certificates, Global Administrative Agent shall have no obligation to request the delivery or to maintain copies of the documents referred to above, and in any event shall have no responsibility to monitor compliance by any Company with any such request for delivery, and each Lender shall be solely responsible for requesting delivery to it or maintaining its copies of such documents.

Prologis hereby acknowledges that (a) Agents and/or the Arrangers will make available to each Lender and the L/C Issuers materials and/or information provided by or on behalf of General Partner, if applicable, and Prologis hereunder (collectively, “Borrower Materials”) by posting Borrower Materials on IntraLinks, SyndTrak or another similar electronic system (the “Platform”) and (b) certain Lenders may be “public-side” Lenders (i.e., Lenders that do not wish to receive material non-public information with respect to General Partner, Prologis or their respective securities) (each, a “Public Lender”).  Prologis hereby agrees that: (w) all Borrower Materials that are to be made available to Public Lenders shall be clearly and conspicuously marked “PUBLIC” which, at a minimum, shall mean that the word “PUBLIC” shall appear prominently on the first page thereof; (x) by marking Borrower Materials “PUBLIC,” General Partner and Prologis shall be deemed to have authorized each Credit Party to treat such Borrower Materials as not containing any material non-public information with respect to General Partner, Prologis or their respective securities for purposes of United States Federal and state securities laws (provided that to the extent such Borrower Materials constitute Information, they shall be treated as set forth in Section 14.7); (y) all Borrower Materials marked “PUBLIC” are permitted to be made available through a portion of the Platform designated “Public Investor;” and (z) Agents and the Arrangers shall be entitled to treat any Borrower Materials that are not marked “PUBLIC” as being suitable only for posting on a portion of the Platform not designated “Public Investor.”  Notwithstanding the foregoing, Prologis shall not have any obligation to mark any Borrower Materials “PUBLIC”.

Section 10.3Notices

.  Prologis shall promptly notify, or cause a Loan Party to notify, Global Administrative Agent:

(a)of the occurrence of any Default;

(b)of any matter that has resulted or could reasonably be expected to result in a Material Adverse Effect, including: (i) breach or non-performance of, or any default under, a Contractual Obligation of any Company; (ii) any dispute, litigation, investigation, proceeding or suspension between any Company and any Governmental Authority; or

(iii) the commencement of, or any material development in, any litigation or proceeding affecting any Company, including pursuant to any applicable Environmental Laws;

(c)of the occurrence of any ERISA Event that could reasonably be expected to have a Material Adverse Effect;

(d)of any material change in accounting policies or financial reporting practices by any Company (except to the extent disclosed in financial statements provided pursuant to Section 10.1, including the footnotes to such financial statements); and

(e)promptly upon receipt by Prologis of notice thereof, and in any event within five Business Days after any change in the Moody’s Rating or the S&P Rating, notice of such change.

Each notice pursuant to this Section 10.3 shall be accompanied by a statement of a Responsible Officer of the applicable Loan Party setting forth details of the occurrence referred to therein and stating what action such Loan Party has taken and proposes to take with respect thereto.  Each notice pursuant to Section 10.3(a) shall describe with particularity any provision of this Agreement or any other Loan Document that has been breached.  Global Administrative Agent shall promptly notify Lenders of any notice received under this Section 10.3.

Section 10.4Payment of Obligations

.  Prologis shall, and shall cause each other Company to, pay and discharge as the same shall become due and payable, all its Liabilities (including tax Liabilities), except to the extent (a) the same are being contested in good faith by appropriate proceedings diligently conducted and adequate reserves in accordance with GAAP are being maintained therefor or (b) the failure to pay and discharge such Liabilities could not reasonably be expected to result in a Material Adverse Effect.

Section 10.5Preservation of Existence, Etc.

  Prologis shall, and shall cause each other Company to: (a) preserve, renew and maintain in full force and effect its legal existence and good standing under the Laws of the jurisdiction of its organization except in a transaction permitted by Section 11.2 and except, other than with respect to a Loan Party, to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect; (b) take all reasonable action to maintain all rights, privileges, permits, licenses and franchises necessary or desirable in the normal conduct of its business, except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect; and (c) preserve or renew all of its registered patents, trademarks, trade names and service marks, the non-preservation of which could reasonably be expected to have a Material Adverse Effect.  Prologis shall cause General Partner to preserve, renew and maintain in full force and effect its legal existence and good standing under the Laws of the jurisdiction of its organization except in a transaction permitted by Section 11.2.

Section 10.6Maintenance of Properties

.  Prologis shall, and shall cause each other Company to: (a) maintain, preserve and protect all of its material properties and equipment necessary in the operation of its business in good working order and condition, ordinary wear and tear excepted; and (b) make all necessary repairs thereto and renewals and replacements thereof, in each case except where the failure to do so could not reasonably be expected to have a Material Adverse Effect.

Section 10.7Maintenance of Insurance

.  Prologis shall, and shall cause each other Company to, maintain insurance (giving effect to reasonable and prudent self-insurance) according to reasonable and prudent business practices.

Section 10.8Compliance with Laws

.  Prologis shall, and shall cause each other Company to, comply in all material respects with the requirements of all Laws and all orders, writs, injunctions and decrees applicable to it or to its business or property, except in such instances in which (a) such requirement of Law or order, writ, injunction or decree is being contested in good faith by appropriate proceedings diligently conducted or (b) the failure to comply therewith could not reasonably be expected to have a Material Adverse Effect.  Without limiting the foregoing, each Company shall maintain policies and procedures designed to promote and achieve compliance with applicable Anti-Corruption Laws and Sanctions.

Section 10.9Books and Records

.  Prologis shall, and shall cause each other Company to, maintain proper books of record and account, in which true and correct entries are made that are sufficient to prepare Prologis’ financial statements in conformity in all material respects with GAAP consistently applied.

Section 10.10Inspection Rights

.  Upon reasonable request, and subject to Section 14.7, Prologis shall, and shall cause each other Company to, allow any Agent (or its Related Parties who may be accompanied by a Related Party of one or more Lenders) to inspect any of its properties, to review reports, files, and other records and to make and take away copies thereof, and to discuss (provided that Prologis or the applicable other Company is given the opportunity to be present for such discussions) any of its affairs, conditions, and finances with its directors, officers, employees or representatives from time to time upon reasonable notice, during normal business hours; provided that unless an Event of Default has occurred and is continuing and except in the case of Global Administrative Agent and its Related Parties, such inspections shall be at the applicable Credit Party’s sole cost and expense.

Section 10.11Use of Proceeds

.  Each Borrower shall use the proceeds of the Credit Extensions for general corporate purposes not in contravention of any Law (including the United States Foreign Corrupt Practices Act of 1977, the regulations of the United States Department of the Treasury’s Office of Foreign Assets Control and the UK Bribery Act 2010) or of any Loan Document.

Section 10.12REIT Status

.  General Partner shall, at all times, maintain its status as a REIT.

Section 10.13Guaranties.

(a)If General Partner incurs any Indebtedness that is not in existence as of the Closing Date or Guarantees any Indebtedness that is not Guaranteed by General Partner as of the Closing Date, then substantially concurrently with such incurrence of Indebtedness or such Guarantee General Partner shall enter into a General Partner Guaranty to Guarantee the Obligations of all Borrowers, and such General Partner Guaranty shall remain in effect until such time as General Partner is no longer liable for or Guarantees such Indebtedness.

(b)Pursuant to the Prologis Guaranty, Prologis shall Guarantee the Obligations of all Affiliate Borrowers.

Section 10.14Claims Pari Passu

.  Each Loan Party shall ensure that at all times the claims of the Credit Parties under the Loan Documents with respect to such Loan Party rank at least pari passu with the claims of all the unsecured and unsubordinated creditors of such Loan Party other than those claims that are preferred by Debtor Relief Laws.

ARTICLE XI
NEGATIVE COVENANTS

So long as any Lender shall have any Commitment hereunder, any Loan or other Obligation shall remain unpaid or unsatisfied, or any Letter of Credit shall remain outstanding:

Section 11.1Reserved

.

Section 11.2Fundamental Changes

.  Prologis shall not, and shall not permit any other Borrower or General Partner to, merge, dissolve, liquidate, consolidate with or into another Person, except that, so long as no Default exists or would result therefrom:

(a)any Borrower may merge with Prologis, provided that Prologis shall be the continuing or surviving Person;

(b)any Borrower may merge with any one or more other Borrowers; and

(c)Prologis or General Partner may merge or consolidate with or into another Person so long as:  (i) Prologis or General Partner, as applicable, shall be the continuing or surviving Person from such merger or consolidation; or (ii) a majority of the board of directors or other equivalent governing body of Prologis or General Partner, as applicable, and a majority of Prologis’ or General Partner’s, as applicable, senior management, immediately prior to the merger or consolidation continue as directors or senior management, as applicable, of the continuing or surviving Person immediately after such merger or consolidation.

Section 11.3Restricted Payments

.  Prologis shall not, and shall not permit any other Company to, declare or make, directly or indirectly, any Restricted Payment, or incur any obligation (contingent or otherwise) to do so, if an Event of Default pursuant to Section 12.1.1 exists, except that:

(a)any Consolidated Subsidiary may at any time make Restricted Payments to any other Company and, solely to the extent distributions to other holders of its Equity Interests are required by its Organization Documents, to such other holders of Equity Interests;

(b)any Company may at any time declare and make dividend payments or other distributions payable solely in the common stock or other common Equity Interests of such Company;

(c)any Company may at any time purchase, redeem or otherwise acquire Equity Interests issued by it with the proceeds received from the substantially concurrent issue of new shares of its common stock or other common Equity Interests;

(d)Prologis may at any time pay cash dividends and make other cash distributions to General Partner and, to the extent corresponding distributions to other holders of its Equity Interests are required by its Organization Documents, to such other holders of Equity Interests, and General Partner may at any time use the proceeds thereof to pay cash dividends and make other cash distributions to the holders of its Equity Interests, in each case, in an amount not to exceed in the aggregate the greater of (i) 95% of the aggregate, cumulative “Funds from Operations” (excluding non-cash impairment charges, write-downs or losses) of Prologis as reported in the financial statements most recently delivered to Global Administrative Agent and (ii) the amount of Restricted Payments required to be paid in order for General Partner to eliminate its REIT taxable income and/or to maintain its status as a REIT;

(e)any Consolidated Subsidiary that is a real estate investment trust may at any time pay cash dividends and make other cash distributions to the holders of its Equity Interests, in each case, in an amount not to exceed in the aggregate the greater of (i) 95% of the aggregate, cumulative “Funds from Operations” (excluding non-cash impairment charges, write-downs or losses) of such Consolidated Subsidiary and (ii) the amount of Restricted Payments required to be paid in order for such Consolidated Subsidiary to eliminate its REIT taxable income and/or to maintain its status as a REIT; and

(f)any Company may at any time make non-cash Restricted Payments in connection with employee, trustee and director stock option plans or similar employee, trustee and director incentive arrangements.

Section 11.4Change in Nature of Business

.  Prologis shall not, and shall not permit any other Company to, engage in any material line of business substantially different from those lines of business conducted by the Companies on the date hereof or any business substantially related or incidental thereto.

Section 11.5Transactions with Affiliates

.  Prologis shall not, and shall not permit any other Company to, enter into any transaction of any kind with any Affiliate of Prologis, whether or not in the ordinary course of business; provided that the foregoing restriction shall not apply to (a) transactions with existing shareholders of Consolidated Subsidiaries and Unconsolidated Affiliates, (b) transactions (i) on fair and reasonable terms substantially as favorable to such Company as would be obtainable by such Company at the time in a comparable arm’s length transaction with a Person other than an Affiliate or (ii) that comply with the requirements of the North America Security Administrators Association’s Statement of Policy of Real Estate Investment Trusts, (c) payments to or from such Affiliates under leases of commercial space on market terms, (d) payment of fees under asset or property management agreements under terms and conditions available from qualified management companies, (e) intercompany Liabilities and other Investments between any Company and its Consolidated Subsidiaries and Unconsolidated Affiliates otherwise permitted pursuant to this Agreement and between the Company and General Partner, (f) transactions between Companies and the between any Company and General Partner, and (g) transactions otherwise permitted hereunder.

Section 11.6Negative Pledge Agreements; Burdensome Agreements.

(a)Prologis shall not, and shall not permit any other Company to, grant a Lien (other than Permitted Liens) to any Person on the Equity Interests of any Company if the Unencumbered NOI of such Company is used in the calculation of Unencumbered Debt Service Coverage Ratio.

(b)Prologis shall not, and shall not permit any other Company to, enter into any negative pledge or other agreement with any other Person such that any Company shall be prohibited from granting to Global Administrative Agent, for the benefit of the Credit Parties, a first-priority Lien on the Equity Interests of any Company if the Unencumbered NOI of such Company is used in the calculation of Unencumbered Debt Service Coverage Ratio; provided that the provisions of Section 1013 of the Existing Indenture and any similar requirement for the grant of an equal and ratable lien in connection with a pledge of any property or asset to Global Administrative Agent, shall not constitute a negative pledge or any other agreement that violates this Section 11.6(b).

(c)Prologis shall not, and shall not permit any other Company to, enter into any Contractual Obligation (other than this Agreement, any other Loan Document or any other agreement or document evidencing or governing Indebtedness of a Consolidated Subsidiary) that limits the ability of any Consolidated Subsidiary to make Restricted Payments to any Company.

Section 11.7Use of Proceeds

.  Borrowers shall not use the proceeds of any Credit Extension for any purpose that entails a violation of, or that is inconsistent with, Regulation U or X of the FRB.

Section 11.8Financial Covenants.

Section 11.8.1Consolidated Leverage Ratio.  Prologis shall not permit the Consolidated Leverage Ratio, as of the last day of any fiscal quarter, to exceed 0.60 to 1.0; provided that as of the last day of the four consecutive fiscal quarters immediately following any acquisition of real property or a portfolio of assets or businesses, such ratio may exceed 0.60 to 1.0 so long as it does not exceed 0.65 to 1.0.

Section 11.8.2Fixed Charge Coverage Ratio.  Prologis shall not permit the Fixed Charge Coverage Ratio, as of the last day of any fiscal quarter, to be less than 1.50 to 1.0.

Section 11.8.3Unencumbered Debt Service Coverage Ratio.  Prologis shall not permit the Unencumbered Debt Service Coverage Ratio, as of the last day of any fiscal quarter, to be less than 1.50 to 1.0.

Section 11.8.4Secured Debt

.  Prologis shall not permit the ratio (expressed as a percentage) of (a) the aggregate amount of all Secured Debt of the Companies outstanding as of the last day of any fiscal quarter to (b) Total Asset Value as of such date to exceed 40%.

Section 11.9Anti-Social Forces

.  No Japanese Borrower shall: (a) fall under any of the categories described in Section 9.19; or (b) engage in, or cause any third party to engage in, any of the following: (i) making violent demands; (ii) making unjustified demands exceeding legal responsibility; (iii) using violence or threatening speech or behavior in connection with any transaction; (iv) damaging the trust of any Lender by spreading rumor, using fraud or force, or obstructing the business of any Lender; or (v) engaging in any act similar to the foregoing.

ARTICLE XII
EVENTS OF DEFAULT AND REMEDIES

Section 12.1Events of Default

.  Any of the following shall constitute an “Event of Default”:

Section 12.1.1Non-Payment.  Any Borrower or any other Loan Party fails to pay (a) when and as required to be paid herein, any amount of principal of any Loan or any L/C Obligation, (b) within five Business Days after the same becomes due, any interest on any Loan or on any L/C Obligation, or any fee due hereunder, or (c) within five Business Days after the same becomes due, any other amount payable hereunder or under any other Loan Document.

Section 12.1.2Specific Covenants.  (a) Any Loan Party (other than the General Partner if the General Partner is a Loan Party) fails to perform or observe any term, covenant or agreement contained in any of Section 10.10, 10.13(b), 11.3 or 11.8, or (b) General Partner fails to perform or observe the agreement contained in Section 10.13(a).

Section 12.1.3Other Defaults.  Prologis (or, if applicable, any other Loan Party) fails to perform or observe any other covenant or agreement (not specified in Section 12.1.1 or 12.1.2 above) contained in any Loan Document on its part to be performed or observed and such failure continues for 30 days after the first to occur of (a) a Responsible Officer of Prologis obtaining knowledge of such failure or (b) Prologis’s receipt of notice from Global Administrative Agent of such failure; provided that if such failure is of such a nature that can be cured but cannot with reasonable effort be completely cured within 30 days, then such 30 day period shall be extended for such additional period of time (not exceeding 90 additional days) as may be reasonably necessary to cure such failure so long as Prologis (or the applicable Loan Party) commences such cure within such 30 day period and diligently prosecutes same until completion.

Section 12.1.4Representations and Warranties.  Any representation, warranty, certification or statement of fact made or deemed made by or on behalf of any Borrower or any other Loan Party herein, in any other Loan Document or in any document delivered in connection herewith or therewith shall be incorrect or misleading in any material respect when made or deemed made and, with respect to any representation, warranty, certification or statement not known by Prologis at the time made or deemed made to be incorrect, the defect causing such representation or warranty to be incorrect when made (or deemed made) is not removed or cured within 30 days after the first to occur of (a) a Responsible Officer of Prologis obtaining knowledge thereof or (b) written notice thereof from Global Administrative Agent to Prologis.

Section 12.1.5Cross-Default.

(a)Any Company fails to make any payment when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) of any Recourse Debt (other than Indebtedness hereunder or under any other Loan Document and Indebtedness under Swap Contracts) having an aggregate principal amount (including amounts owing to all creditors under any combined or syndicated credit arrangement) of more than $150,000,000; or

(b)Any Company fails to observe or perform any other agreement or condition relating to or in respect of any Recourse Debt or contained in any instrument or agreement evidencing, securing or relating to the same, or any other event (excluding voluntary actions by any applicable Company) occurs, the effect of which default or other event is to cause Recourse Debt having an aggregate principal amount (including amounts owing to all creditors under any combined or syndicated credit arrangement) of more than $150,000,000, to be demanded or to become due or to be repurchased, prepaid, defeased or redeemed (automatically or otherwise), or an offer to repurchase, prepay, defease or redeem such Recourse Debt to be made, prior to its stated maturity, or such Recourse Debt to become payable or cash collateral in respect thereof to be demanded; or

(c)There occurs under any Swap Contract that constitutes Recourse Debt an Early Termination Date (as defined in such Swap Contract) resulting from (i) any event of default under such Swap Contract as to which any Company is the Defaulting Party (as defined in such Swap Contract) or (ii) any Termination Event (as so defined) under such Swap Contract as to which any Company is an Affected Party (as so defined) and, in either event, the Swap Termination Value owed by such Company as a result thereof is greater than $150,000,000 and such amount is not paid when due.

Section 12.1.6Insolvency Proceedings, Etc.  Any Company or General Partner institutes or consents to the institution of any proceeding under any Debtor Relief Law, or makes an assignment for the benefit of creditors; or applies for or consents to the appointment of any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer for it or for all or any material part of its property; or any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer is appointed without the application or consent of such Person and the appointment continues undischarged or unstayed for 60 calendar days; or any proceeding under any Debtor Relief Law relating to any Company or General Partner or to all or any material part of its property is instituted without the consent of such Company or General Partner, as applicable, and continues undismissed or unstayed for 60 calendar days, or an order for relief is entered in any such proceeding.

Section 12.1.7Inability to Pay Debts; Attachment.  (a) Any Company or General Partner becomes unable (shiharai funou) or admits in writing its inability (shiharai teishi) or fails generally to pay its debts as they become due or (b) any writ or warrant of attachment or execution or similar process is issued or levied against all or any material part of the property of any Company or General Partner and is not released, vacated or fully bonded within 60 days after its issue or levy.

Section 12.1.8Judgments.  There is entered against any Company (a) a final judgment or order for the payment of money in an aggregate amount exceeding $150,000,000 (to the extent not covered by insurance as to which the insurer does not dispute coverage) or (b) any one or more non-monetary final judgments that have, or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect and, in either case, (i) enforcement proceedings are commenced by any creditor upon such judgment or order or (ii) there is a period of 30 consecutive days during which a stay of enforcement of such judgment, by reason of a pending appeal or otherwise, is not in effect.

Section 12.1.9ERISA.  (a) An ERISA Event occurs with respect to a Pension Plan or Multiemployer Plan which has resulted or could reasonably be expected to result in Liability of any Company under Title IV of ERISA to such Pension Plan, such Multiemployer Plan or the PBGC in an aggregate amount that would reasonably be expected to have a Material Adverse Effect, or (b) Prologis or any ERISA Affiliate fails to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its withdrawal Liability under Section 4201 of ERISA under a Multiemployer Plan in an aggregate amount that would reasonably be expected to have a Material Adverse Effect.

Section 12.1.10Invalidity of Loan Documents.  Any provision of any Loan Document, at any time after its execution and delivery and for any reason other than as expressly permitted hereunder or thereunder or satisfaction in full of all the Obligations, ceases to be in full force and effect (unless such cessation would not affect the obligations of any applicable Loan Party or the rights and remedies of any Credit Party, in each case, in any material respect); or any Loan Party contests in any manner the validity or enforceability of any provision of any Loan Document; or any Loan Party denies that it has any or further Liability or obligation under any Loan Document, or purports to revoke, terminate or rescind any provision of any Loan Document.

Section 12.1.11Change of Control.  (a)  A Change of Control occurs or (b) Prologis shall cease to directly or indirectly own Equity Interests of any Affiliate Borrower unless all Loans of such Affiliate Borrower have been paid in full.

Section 12.1.12Plan Assets.  The assets of any Company at any time constitute “plan assets” as defined in 29 C.F.R. § 2510.3-101(a)(1), as modified by Section 3(42) of ERISA.

Section 12.1.13Insolvency Proceedings in Japan.  Any Company which is incorporated or established in Japan takes any corporate or legal actions, or any other action or legal proceeding is commenced against such Company for the purpose of winding-up, dissolution, liquidation, administration or re-organization or for the appointment of a liquidator, receiver, administrator, administrative receiver, conservator, custodian, trustee or similar officer of it or of all or any material part of its revenues and assets (unless such winding-up, dissolution, liquidation, administration, re-organization or appointment is permitted under this Agreement or is otherwise carried out in connection with a reconstruction or amalgamation when solvent, on terms previously approved by Global Administrative Agent) under any domestic or foreign bankruptcy, insolvency, receivership or similar Law now or hereafter in effect (including, under Japanese Law, any corporate action or proceedings relating to the commencement of bankruptcy proceedings (hasan tetsuzuki), the commencement of civil rehabilitation proceedings (minji saisei tetsuzuki), the commencement of corporate reorganization proceedings (kaisha kosei tetsuzuki) or the commencement of special liquidation (tokubetsu seisan)); provided that there shall be no Event of Default under this Section 12.1.13, to the extent any such action or proceeding is not initiated by, at the request of, or with the agreement of, such Company and such action, legal proceeding or appointment continues undischarged or unstayed for a period ending on the earlier of (a) 30 days after commencement or, if earlier, the date on which such proceeding is advertised and (b) a judgment to commence proceedings (or preservative order) has been made in relation to the matter in respect of which the action, proceeding or appointment was initiated.

Section 12.2Remedies Upon Event of Default

.  If any Event of Default occurs and is continuing, Global Administrative Agent shall, at the request of, or may, with the consent of, the Required Lenders, take any of the following actions:

(a)declare the commitment of each Lender to make Loans and any obligation of any L/C Issuer to make L/C Credit Extensions to be terminated, whereupon such commitments and obligation shall be terminated;

(b)declare the unpaid principal amount of all outstanding Loans, all interest accrued and unpaid thereon, and all other amounts owing or payable hereunder or under any other Loan Document to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by each Borrower;

(c)require that each Borrower Cash Collateralize its respective L/C Obligations (in an amount equal to the then Outstanding Amount of such L/C Obligations); and

(d)exercise on behalf of itself and each Lender all rights and remedies available to it and Lenders under the Loan Documents;

provided that upon the occurrence of an actual or deemed entry of an order for relief with respect to any Borrower under the United States Bankruptcy Code, the obligation of each Lender to make Loans and any obligation of any L/C Issuer to make L/C Credit Extensions shall automatically terminate, the unpaid principal amount of all outstanding Loans and all interest and other amounts as aforesaid shall automatically become due and payable, and the obligation of each Borrower to Cash Collateralize its respective L/C Obligations as aforesaid shall automatically become effective, in each case without further act of Global Administrative Agent or any Lender.

ARTICLE XIII
AGENTS

Section 13.1Appointment and Authority.

(a)Each Lender and each L/C Issuer hereby irrevocably appoints Bank of America to act on its behalf as Global Administrative Agent hereunder and under the other Loan Documents and authorizes Global Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to Global Administrative Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto.

(b)Each U.S. Lender and each U.S. L/C Issuer hereby irrevocably appoints Bank of America to act on its behalf as U.S. Funding Agent hereunder and under the other Loan Documents and authorizes U.S. Funding Agent to take such actions on its behalf and to exercise such powers as are delegated to U.S. Funding Agent, as applicable, by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto.

(c)Each Euro Lender and each Euro L/C Issuer hereby irrevocably appoints ING Bank N.V. to act on its behalf as Euro Funding Agent hereunder and under the other Loan Documents and authorizes Euro Funding Agent to take such actions on its behalf and to exercise such powers as are delegated to Euro Funding Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto.

(d)Each Yen Lender and each Yen L/C Issuer hereby irrevocably appoints SMBC to act on its behalf as Yen Funding Agent hereunder and under the other Loan Documents and authorizes Yen Funding Agent to take such actions on its behalf and to exercise such powers as are delegated to Yen Funding Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto.

(e)It is understood and agreed that the use of the term “agent” herein or in any other Loan Documents (or any other similar term) with reference to any Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable Law. Instead such term is used as a matter of market custom, and is intended to create or reflect only an administrative relationship between contracting parties.

The provisions of this Article are solely for the benefit of Agents, Lenders, and L/C Issuers, and no Loan Party shall have rights as a third party beneficiary of any of such provisions.

Section 13.2Rights as a Lender

.  Any Person serving as an Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not an Agent and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated or the context otherwise requires, include each Person serving as an Agent hereunder in its individual capacity.  Any Person and its Affiliates may accept deposits from, lend money to, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with any Company and its Affiliates as if such Person were not an Agent hereunder and without any duty to account therefor to Lenders.

Section 13.3Exculpatory Provisions

.  No Agent shall have any duties or obligations except those expressly set forth herein and in the other Loan Documents, and its duties hereunder shall be administrative in nature.  Without limiting the generality of the foregoing, no Agent:

(a)shall be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing;

(b)shall have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that such Agent is required to exercise as directed in writing by the Required Lenders (or such other number, percentage or group of Lenders as shall be expressly provided for herein or in the other Loan Documents), provided that no Agent shall be required to take any action that, in its opinion or the opinion of its counsel, may expose such Agent to liability or that is contrary to any Loan Document or applicable Law, including for the avoidance of doubt any action that may be in violation of the automatic stay under any Debtor Relief Law or that may effect a forfeiture, modification or termination of property of a Defaulting Lender in violation of any Debtor Relief Law; and

(c)shall, except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, or be liable for failure to disclose, any information relating to any Company or any of its Affiliates that is communicated to or obtained by such Agent or any of its Affiliates.

No Agent shall be liable for any action taken or not taken by it (i) with the consent or at the request of the Required Lenders (or such other number, percentage or group of Lenders as shall be necessary, or as such Agent shall believe in good faith shall be necessary, under the circumstances as provided in Sections 14.1 and 12.2) or (ii) in the absence of its own gross negligence or willful misconduct as determined by a court of competent jurisdiction by final and nonappealable judgment.  No Agent shall be deemed to have knowledge of any Default unless and until notice describing such Default is given to such Agent by a Loan Party, a Lender or an L/C Issuer.

No Agent shall be responsible for or have any duty to ascertain or inquire into (1) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document (other than its own statements, warranties and representations), (2) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (3) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default, (4) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document or (5) the satisfaction of any condition set forth in Article VIII or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to such Agent.

Each Lender agrees that Global Administrative Agent shall not have any responsibility for (or liability in respect of) reviewing, auditing or otherwise evaluating any calculation by Borrowers of any Sustainability Metric Percentage or any Sustainability Metric (or any of the data or computations that are part of or related to any such calculation) set forth in any applicable Compliance Certificate. Global Administrative Agent may rely conclusively on any Compliance Certificate delivered by Borrowers without any responsibility to verify the accuracy thereof.

Section 13.4Reliance by Agents

.  Each Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person.  Each Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon.  In determining compliance with any condition hereunder to the making of a Loan, or the issuance of a Letter of Credit, that by its terms must be fulfilled to the satisfaction of a Lender or any L/C Issuer, each Agent may presume that such condition is satisfactory to such Lender or such L/C Issuer unless such Agent shall have received notice to the contrary from such Lender or such L/C Issuer prior to the making of such Loan or the issuance of such Letter of Credit.  Any Agent may consult with legal counsel (who may be counsel for the Companies), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

Section 13.5Delegation of Duties

.  Each Agent may perform any of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub‑agents appointed by such Agent.  Each Agent and any such sub‑agent may perform any of its duties and exercise its rights and powers by or through its Related Parties.  The exculpatory provisions of this Article shall apply to any such sub‑agent and to the Related Parties of each Agent and any such sub‑agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as an Agent.  No Agent shall be responsible to any Credit Party for the negligence or misconduct of any sub-agents except to the extent that a court of competent jurisdiction determines in a final and nonappealable judgment that such Agent acted with gross negligence or willful misconduct in the selection of such sub-agents.

Section 13.6Resignation of Global Administrative Agent

.  Global Administrative Agent may at any time give notice of its resignation to each Funding Agent, Lenders, each L/C Issuer and Prologis.  Upon receipt of any such notice of resignation, the Required Lenders shall have the right, in consultation with Prologis, to appoint a successor, which shall be a bank with an office in the United States, or an Affiliate of a bank with an office in the United States.  If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after retiring Global Administrative Agent gives notice of its resignation, then retiring Global Administrative Agent may on behalf of Lenders and L/C Issuer, appoint a successor Global Administrative Agent meeting the qualifications set forth above; provided that if Global Administrative Agent shall notify Prologis and Lenders that no qualifying Person has accepted such appointment, then such resignation shall nonetheless become effective in accordance with such notice and (1) retiring Global Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents (except that in the case of any collateral security held by Global Administrative Agent on behalf of Lenders or L/C Issuer under the Loan Documents, the retiring Global Administrative Agent shall continue to hold such collateral security until such time as a successor Global Administrative Agent is appointed) and (2) all payments, communications and determinations provided to be made by, to or through Global Administrative Agent shall instead be made by or to each Lender and each L/C Issuer directly, until such time as the Required Lenders appoint a successor Global Administrative Agent as provided for above in this Section.  Upon the acceptance of a successor’s appointment as Global Administrative Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring (or retired) Global Administrative Agent, and the retiring Global Administrative Agent shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents (if not already discharged therefrom as provided above in this Section).  The fees payable by Prologis to a successor Global Administrative Agent shall be the same as (but without duplication with) those payable to its predecessor unless otherwise agreed between Prologis and such successor.  After the retiring Global Administrative Agent’s resignation hereunder and under the other Loan Documents, the provisions of this Article and Section 14.4 shall continue in effect for the benefit of such retiring Global Administrative Agent, its sub‑agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring Global Administrative Agent was acting as Global Administrative Agent.

Section 13.7Resignation of Funding Agents

.  Each Funding Agent may at any time give notice of its resignation as Funding Agent for a Tranche to the Lenders with commitments in such Tranche, Global Administrative Agent and Prologis.  Upon receipt of any such notice of resignation, Global Administrative Agent shall have the right, in consultation with Prologis, to appoint a successor, which shall be a bank with an office in the applicable jurisdiction of the affected Tranche, or an Affiliate of a bank with an office in the applicable jurisdiction of the affected Tranche.  If no such successor shall have been so appointed by Global Administrative Agent and shall have accepted such appointment within 30 days after the retiring Funding Agent gives notice of its resignation, then the retiring Funding Agent may on behalf of the applicable Lenders appoint a successor Funding Agent for the applicable Tranche meeting the qualifications set forth above; provided that if Funding Agent shall notify Global Administrative Agent, Prologis and the applicable Lenders that no qualifying Person has accepted such appointment, then such resignation shall nonetheless become effective in accordance with such notice and (1) the retiring Funding Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents with respect to the applicable Tranche and (2) all payments, communications and determinations provided to be made by, to or through such Funding Agent with respect to such Tranche shall instead be made by or to Global Administrative Agent directly, until such time as Global Administrative Agent appoints a successor Funding Agent for such Tranche as provided for above in this Section.  Upon the acceptance of a successor’s appointment as the applicable Funding Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring (or retired) Funding Agent with respect to the applicable Tranche, and the retiring Funding Agent shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents with respect to such Tranche (if not already discharged therefrom as provided above in this Section).  The fees payable by Prologis to a successor Funding Agent (including, if applicable, to Global Administrative Agent for any period) shall be the same as (but without duplication of) those payable to its predecessor unless otherwise agreed between Prologis and such successor.  After the retiring Funding Agent’s resignation hereunder and under the other Loan Documents, the provisions of this Article XIII and Section 14.4 shall continue in effect for the benefit of such retiring Funding Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring Funding Agent was acting as a Funding Agent.

Any resignation by (a) U.S. Funding Agent pursuant to this Section shall also constitute its resignation as a U.S. L/C Issuer, a Fronting Lender, and a U.S. Swing Line Lender, (b) Euro Funding Agent pursuant to this Section shall also constitute its resignation as a Euro L/C Issuer, a Fronting Lender and Euro Swing Line Lender, and (c) Yen Funding Agent pursuant to this Section shall also constitute its resignation as a Yen L/C Issuer and a Fronting Lender.

If any Person resigns as an L/C Issuer under this Section, it shall retain all the rights, powers, privileges and duties of an L/C Issuer hereunder with respect to all Letters of Credit issued by it and outstanding as of the effective date of its resignation as an L/C Issuer and all L/C Obligations with respect thereto (including the right to require Lenders to make Committed Loans or fund risk participations in unreimbursed amounts).  If any Person resigns as a Fronting Lender or Swing Line Lender under this Section, it shall retain all the rights of a Fronting Lender or Swing Line Lender provided for hereunder with respect to Fronting Loans or Swing Line Loans, as applicable, made by it and outstanding as of the effective date of such resignation, including the right to require Lenders to make Committed Loans or fund risk participations of such outstanding Loans (in the original currency of such Loans).

Upon the acceptance of a successor’s appointment as the applicable Funding Agent hereunder, (a) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring L/C Issuer, Fronting Lender and Swing Line Lender (to the extent such Funding Agent maintained these roles immediately prior to its resignation) under the applicable Tranche, (b) the applicable retiring L/C Issuer, Fronting Lender and Swing Line Lender shall be discharged from all of their respective duties and obligations hereunder or under the other Loan Documents under the applicable Tranche, and (c) the successor L/C Issuer shall issue letters of credit in substitution for the Letters of Credit under the applicable Tranche, if any, outstanding at the time of such succession or make other arrangements satisfactory to such retiring L/C Issuer to effectively assume the obligations of such retiring L/C Issuer with respect to such Letters of Credit.

Section 13.8Non-Reliance on Agents and Other Lenders

.  Each Lender and each L/C Issuer acknowledges that it has, independently and without reliance upon any Agent or any other Lender or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement.  Each Lender and each L/C Issuer also acknowledges that it will, independently and without reliance upon any Agent or any other Lender or any of their Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder.

Section 13.9No Other Duties, Etc.

  Anything herein to the contrary notwithstanding, none of Global Co-Syndication Agents, Global Book Managers or Global Lead Arrangers listed on the cover page hereof shall have any powers, duties or responsibilities under this Agreement or any of the other Loan Documents, except in their capacities, as applicable, as an Agent, a Lender or an L/C Issuer hereunder.

Section 13.10Global Administrative Agent May File Proofs of Claim

.  In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to any Loan Party, Global Administrative Agent (irrespective of whether the principal of any Loan or L/C Obligation shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether Global Administrative Agent shall have made any demand on any Borrower) shall be entitled and empowered, by intervention in such proceeding or otherwise:

(a)to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans, L/C Obligations, and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of Lenders, L/C Issuers, and Agents (including any claim for the reasonable compensation, expenses, disbursements and advances of Lenders, L/C Issuers, and Agents and their respective agents and counsel and all other amounts due Lenders, L/C Issuers, and Agents under Sections 5.9, 5.10, 6.5, and 14.4) allowed in such judicial proceeding; and

(b)to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender and each L/C Issuer to make such payments to Global Administrative Agent and, in the event that Global Administrative Agent shall consent to the making of such payments directly to Lenders and L/C Issuers, to pay to Global Administrative Agent any amount due to Global Administrative Agent under Sections 6.5 and 14.4.

Nothing contained herein shall be deemed to authorize Global Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender or any L/C Issuer any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender or to authorize Global Administrative Agent to vote in respect of the claim of any Lender in any such proceeding.

Section 13.11Recovery of Erroneous Payments.

  Without limitation of any other provision in this Agreement, if at any time any Agent makes a payment hereunder in error to any Credit Party, whether or not in respect of an Obligation due and owing by the Borrowers at such time, where such payment is a Rescindable Amount, then in any such event, each Credit Party receiving a Rescindable Amount severally agrees to repay to such Agent forthwith on demand the Rescindable Amount received by such Credit Party in immediately available funds in the currency so received, with interest thereon, for each day from and including the date such Rescindable Amount is received by it to but excluding the date of payment to such Agent, at the greater of the Federal Funds Rate and a rate determined by such Agent in accordance with banking industry rules on interbank compensation.  Each Credit Party irrevocably waives any and all defenses, including any “discharge for value” (under which a creditor might otherwise claim a right to retain funds mistakenly paid by a third party in respect of a debt owed by another) or similar defense to its obligation to return any Rescindable Amount.  The applicable Agent shall inform each applicable Credit Party promptly upon determining that any payment made to such Credit Party comprised, in whole or in part, a Rescindable Amount.

ARTICLE XIV
MISCELLANEOUS

Section 14.1Amendments, Etc.

Section 14.1.1Amendments Generally.  Except as otherwise expressly provided herein, no amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent to any departure by Prologis or any other Loan Party therefrom, shall be effective unless in writing signed by the Required Lenders and Prologis or the applicable Loan Party, as the case may be, and acknowledged by Global Administrative Agent, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided that (x) to the extent an amendment or waiver of any provision of this Agreement or any other Loan Document only affects a specific Tranche, then such amendment or waiver shall be effective with the written consent of the applicable Tranche Required Lenders and Prologis and acknowledged by Global Administrative Agent and the applicable Funding Agent; and (y) no amendment, waiver or consent shall:

(a)extend or increase the Commitment (except for adjustments from time to time in accordance with this Agreement) of any Lender (or reinstate any Commitment of any Lender terminated pursuant to Section 12.2) without the written consent of such Lender;

(b)postpone any date fixed by this Agreement or any other Loan Document for any scheduled payment of principal, interest, fees or other amounts due to any Lender hereunder or under any other Loan Document without the written consent of each Lender directly affected thereby;

(c)other than as set forth in Section 7.3.1, reduce the principal of, or the rate of interest specified herein on, any Loan or L/C Borrowing, or any fees or other amounts payable hereunder or under any other Loan Document, without the written consent of each Lender and/or Agent directly affected thereby; provided that only the consent of the Required Lenders shall be necessary to amend any of the definitions of “Default Rate”, “Sustainability Metric” and

“Sustainability Metric Percentage” or to waive any obligation of any Borrower to pay interest or Letter of Credit Fees at the Default Rate;

(d)change Section 6.8.4 or Section 6.9 in a manner that would alter the pro rata sharing of payments required thereby without the written consent of each affected Lender;

(e)[Reserved].

(f)change any provision of this Section 14.1, the definition of “Required Lenders”, “Tranche Required Lenders”, “U.S. Required Lenders”, “Euro Required Lenders”, “Yen Required Lenders” or “Supplemental Required Lenders” or any other provision hereof specifying the number or percentage of the aggregate Lenders (or of the Lenders in a particular Tranche) required to amend, waive or otherwise modify any rights hereunder (or under such Tranche) or make any determination or grant any consent hereunder (or under such Tranche) without the written consent of each Lender (or each Lender in such Tranche);

(g)waive the requirements of Section 10.13 or authorize Global Administrative Agent to release (i) Prologis from the Prologis Guaranty or (ii) except to the extent a General Partner Guaranty is not required pursuant to Section 10.13(a), General Partner from any General Partner Guaranty, in each case, without the written consent of each Lender; and

(h)release any Affiliate Borrower that has outstanding Obligations without the written consent of each Applicable Tranche Lender.

and provided, further, that: (A) no amendment, waiver or consent shall, unless in writing and signed by the applicable L/C Issuer in addition to Lenders required above, affect the rights or duties of such L/C Issuer under this Agreement or any Issuer Document relating to any Letter of Credit issued or to be issued by it; (B) no amendment, waiver or consent shall, unless in writing and signed by the applicable Swing Line Lender or Fronting Lender in addition to Lenders required above, affect the rights or duties of such Swing Line Lender or such Fronting Lender, as applicable, under this Agreement; and (C) no amendment, waiver or consent shall, unless in writing and signed by the applicable Agent in addition to Lenders required above, affect the rights or duties of such Agent under this Agreement or any other Loan Document.  Notwithstanding anything to the contrary herein, no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder, except that the Commitment of such Lender may not be increased or extended (other than pursuant to Section 6.10), nor the principal amount of the Loans owed to such Lender reduced, or the final maturity thereof extended (other than pursuant to Section 6.10), nor this sentence amended, in each case, without the consent of such Lender.

Notwithstanding any other provision of this Agreement, any changes to any definitions in the Loan Documents pursuant to a Supplemental Addendum that do not adversely affect any Lenders (other than Lenders party to the Supplemental Addendum) shall be effective upon the execution of such Supplemental Addendum pursuant to Section 6.14.  For purposes of this paragraph, the addition of a Supplemental Tranche shall not be deemed as having an adverse effect on any Lender, so long as the requirements of Section 6.14 have been satisfied.

In addition, notwithstanding any other provision of this Agreement, Prologis and Global Administrative Agent may, without the consent of any other Credit Party, enter into such amendments to any provision of this Agreement or any other Loan Document as Global Administrative Agent may, in its reasonable opinion, determine to be necessary or appropriate (I) in connection with the establishment of any Supplemental Tranche or other additional tranche so long as such amendment does not adversely affect any Lender or (II) to correct any ambiguity, omission or error herein, and, upon execution thereof by Prologis and Global Administrative Agent, any such amendment shall be binding on all of the parties hereto.

Section 14.1.2Amendments to Extend Maturity.  Notwithstanding any other provision of this Agreement (and without limiting the foregoing provisions of this Section 14.1 or the extension provisions set forth in Section 6.10), Prologis may, by written notice to Global Administrative Agent (which shall forward such notice to all Lenders) make an offer (a “Loan Modification Offer”) to all Lenders to make one or more amendments or modifications to allow the maturity of the Loans and/or Commitments of the Accepting Lenders (as defined below) to be extended and, in connection with such extension, to (a)  increase the Applicable Margin and/or fees payable with respect to the applicable Loans and/or the Commitments of the Accepting Lenders and/or the payment of additional fees or other consideration to the Accepting Lenders and/or (b) change such additional terms and conditions of this Agreement solely as applicable to the Accepting Lenders (such additional changed terms and conditions (to the extent not otherwise approved by the requisite Lenders under Section 14.1) to be effective only during the period following the original maturity date prior to its extension by such Accepting Lenders) (collectively, “Permitted Amendments”) pursuant to procedures reasonably acceptable to each of Prologis and Global Administrative Agent.  Such notice shall set forth

(i) the terms and conditions of the requested Permitted Amendments and (ii) the date on which such Permitted Amendments are requested to become effective (which shall not be less than 15 days nor more than 90 days after the date of such notice).  Permitted Amendments shall become effective only with respect to the Loans and/or Commitments of the Lenders that accept the Loan Modification Offer (such Lenders, the “Accepting Lenders”) and, in the case of any Accepting Lender, only with respect to such Lender’s Loans and/or Commitments as to which such Lender’s acceptance has been made.  Prologis, each Accepting Lender and Global Administrative Agent shall enter into a loan modification agreement (the “Loan Modification Agreement”) and such other documentation as Global Administrative Agent shall reasonably specify to evidence (x) the acceptance of the Permitted Amendments and the terms and conditions thereof and (y) the authorization of Prologis to enter into and perform its obligations under the Loan Modification Agreement.  Global Administrative Agent shall promptly notify each Lender as to the effectiveness of any Loan Modification Agreement.  Each party hereto agrees that, upon the effectiveness of a Loan Modification Agreement, this Agreement shall be deemed amended to the extent (but only to the extent) necessary to reflect the existence and terms of the Permitted Amendment evidenced thereby and only with respect to the Loans and Commitments of the Accepting Lenders as to which such Lenders’ acceptance has been made.  Prologis may effectuate no more than two Loan Modification Agreements during the term of this Agreement.

Section 14.2Notices; Effectiveness; Electronic Communication.

Section 14.2.1Notices Generally.  Except in the case of notices and other communications expressly permitted to be given by telephone (and except as provided in Section 14.2.2 below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by facsimile as follows, and all notices and other communications expressly permitted hereunder to be given by telephone shall be made to the applicable telephone number, as follows:

(a)if to Prologis, Borrowers, any Agent, any L/C Issuer or any Swing Line Lender, to the address, facsimile number, electronic mail address or telephone number specified for such Person on Schedule 14.2; and

(b)if to any other Lender, to the address, facsimile number, electronic mail address or telephone number specified in its Administrative Questionnaire.

Notices sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices sent by facsimile shall be deemed to have been given when sent, if confirmation of receipt has been received (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next business day for the recipient).  Notices delivered through electronic communications to the extent provided in Section 14.2.2, shall be effective as provided in such Section 14.2.2.

Section 14.2.2Electronic Communications.  Notices and other communications to Lenders and any L/C Issuer hereunder may be delivered or furnished by electronic communication (including e‑mail and internet or intranet websites) pursuant to procedures approved by Global Administrative Agent and the applicable Funding Agent; provided that the foregoing shall not apply to notices to any Lender or any L/C Issuer pursuant to Articles II, III, IV or V if such Lender or any L/C Issuer, as applicable, has notified Global Administrative Agent that it is incapable of receiving notices under such Article by electronic communication.  Global Administrative Agent or Prologis may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it, provided that approval of such procedures may be limited to particular notices or communications.

Unless Global Administrative Agent (in consultation with Funding Agents) otherwise prescribes, (a) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), provided that if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next business day for the recipient, and (b) notices or communications posted to an internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (a) of notification that such notice or communication is available and identifying the website address therefor.

Section 14.2.3The Platform.  THE PLATFORM IS PROVIDED “AS IS” AND “AS AVAILABLE.”  THE AGENT PARTIES (AS DEFINED BELOW) DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE BORROWER MATERIALS OR THE ADEQUACY OF THE PLATFORM, AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS IN OR OMISSIONS FROM THE BORROWER MATERIALS.  NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR

PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY ANY AGENT PARTY IN CONNECTION WITH THE BORROWER MATERIALS OR THE PLATFORM.  In no event shall any Agent or any of its Related Parties (collectively, the “Agent Parties”) have any liability to any Loan Party, any Lender, any L/C Issuer or any other Person for losses, claims, damages, liabilities or expenses of any kind (whether in tort, contract or otherwise) arising out of any Loan Party’s or any Agent’s transmission of Borrower Materials or notices through the Platform, any other electronic platform or electronic messaging service, or through the internet, except to the extent that such losses, claims, damages, liabilities or expenses are determined by a court of competent jurisdiction by a final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Agent Party; provided that in no event shall any Agent Party have any liability to any Loan Party, any Lender, any L/C Issuer or any other Person for indirect, special, incidental, consequential or punitive damages (as opposed to direct or actual damages).

Section 14.2.4Delivery to Funding Agents.  Global Administrative Agent’s obligation hereunder to deliver any information to any Lender may be satisfied by delivering the required notice to the applicable Funding Agent, on behalf of such Lender, and such Funding Agent agrees to promptly deliver such notices to the necessary Lender.

Section 14.2.5Change of Address, Etc.  Any Loan Party, Agent, L/C Issuer or Swing Line Lender may change its address, facsimile or telephone number for notices and other communications hereunder by notice to the other parties hereto.  Each other Lender may change its address, facsimile or telephone number for notices and other communications hereunder by notice to Prologis, Global Administrative Agent and the applicable Funding Agent.  In addition, each Lender agrees to notify Global Administrative Agent and each applicable Funding Agent from time to time to ensure that such Agents have on record (a) an effective address, contact name, telephone number, facsimile number and electronic mail address to which notices and other communications may be sent and (b) accurate wire instructions for such Lender.  Notwithstanding the foregoing, neither Global Administrative Agent nor any Funding Agent shall change the location of Global Administrative Agent’s Office with respect to any currency or Funding Agent’s Office, as applicable, if such change would result in increased costs to the applicable Borrowers.

Section 14.2.6Reliance by Agents, L/C Issuers and Lenders.  Agents, L/C Issuers and Lenders shall be entitled to rely and act upon any notice (including any telephonic Committed Loan Notice or Swing Line Loan Notice) purportedly given by or on behalf of any Borrower even if (a) such notice was not made in a manner specified herein, was incomplete or was not preceded or followed by any other form of notice specified herein or (b) the terms thereof, as understood by the recipient, varied from any confirmation thereof.  Each Borrower shall indemnify each Agent, each L/C Issuer, each Lender and the Related Parties of each of them from all losses, costs, expenses and liabilities resulting from the reliance by such Person on any notice purportedly given by or on behalf of any Borrower.  All telephonic notices to and other telephonic communications with any Agent may be recorded by such Agent, and each of the parties hereto hereby consents to such recording.

Section 14.2.7Notice from Funding Agents to Global Administrative Agent.  On or before the fifth Business Day of each calendar month, each Funding Agent shall deliver to Global Administrative Agent a schedule, in form reasonably satisfactory to Global Administrative Agent, setting forth the Aggregate Tranche Commitment of the applicable Tranche, the Outstanding Amounts under such Tranche, and all outstanding Letters of Credit, Fronting Loans of each Fronting Lender, and Swing Line Loans, if any, under such Tranche in the applicable currency of such amounts or, at Global Administrative Agent’s request, in the Foreign Currency Equivalent of such amounts, in each case as of the end of the calendar month most recently ended.  Furthermore, upon the request of Global Administrative Agent, each Funding Agent shall promptly deliver to Global Administrative Agent copies of all notices it has received under this Agreement from any Borrower or Lender, including all Committed Loan Notices, to the extent requested by Global Administrative Agent.  The parties hereto agree Global Administrative Agent may deem such information from each Funding Agent as conclusive absent demonstrable error, and Global Administrative Agent shall have no liability for omissions or errors in the reports delivered by a Funding Agent.

Section 14.3No Waiver; Cumulative Remedies

.  No failure by any Lender or any Agent to exercise, and no delay by any such Person in exercising, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.  The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by Law.

Section 14.4Expenses; Indemnity; Damage Waiver.

Section 14.4.1Costs and Expenses.  Prologis shall pay (a) all reasonable and documented out-of-pocket expenses incurred by any Agent and its Affiliates (including the reasonable and documented fees, charges and disbursements of counsel for such Agent), in connection with (x) the syndication of the credit facilities provided for herein and the preparation, negotiation, execution, delivery and administration of this Agreement and the other Loan Documents and (y) any amendment, modification or waiver of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated); provided that Prologis shall have no liability under clause (x) for any fees, charges or disbursements of any counsel other than Haynes and Boone, LLP, Clifford Chance and any other counsel selected by the applicable Agent and approved by Prologis (such approval not to be unreasonably withheld or delayed) and (b) all reasonable and documented out-of-pocket expenses incurred by any Agent, any Lender or any L/C Issuer (including the reasonable fees, charges and disbursements of any counsel for any Agent, any Lender or any L/C Issuer), and shall pay all fees and time charges for attorneys who may be employees of any Agent, any Lender or any L/C Issuer, in connection with the enforcement or protection of its rights (i) in connection with this Agreement and the other Loan Documents, including its rights under this Section, or (ii) in connection with the Loans or Letters of Credit issued hereunder, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations arising hereunder.

Section 14.4.2Indemnification by Borrowers.  Prologis shall indemnify each Agent, each Arranger, each Global Co-Syndication Agent (and any sub-agents thereof), each Lender, and each L/C Issuer, and each Related Party of any of the foregoing Persons (each such Person, an “Indemnitee”) against, and hold each Indemnitee harmless from, all losses, claims, damages, liabilities and related expenses (including the reasonable and documented fees, charges and disbursements of any counsel for any Indemnitee), incurred by any Indemnitee or asserted against any Indemnitee by any third party or by any Borrower or any other Loan Party arising out of, in connection with or as a result of (a) the execution or delivery of this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations hereunder or thereunder, the consummation of the transactions contemplated hereby or thereby or, in the case of Global Administrative Agent (and any sub-agent thereof) and its Related Parties only, the administration of this Agreement and the other Loan Documents, (b) any Loan or Letter of Credit or the use or proposed use of the proceeds therefrom (including any refusal by any L/C Issuer to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), (c) any actual or alleged presence or release of Hazardous Materials on or from any property owned or operated by any Borrower or any of its Subsidiaries, or any Environmental Liability related in any way to any Borrower or any of its Subsidiaries, or (d) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by a third party or by Prologis or any other Loan Party, and regardless of whether any Indemnitee is a party thereto, in all cases whether or not caused by or arising, in whole or in part, out of the comparative, contributory or sole negligence of the Indemnitee; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses (x) are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee or any of its Related Parties, (y) result from a claim brought by Prologis or any other Loan Party against an Indemnitee for breach in bad faith of such Indemnitee’s obligations hereunder or under any other Loan Document, if Prologis or such other Loan Party has obtained a final and nonappealable judgment in its favor on such claim as determined by a court of competent jurisdiction or (z) result from a claim not involving an act or omission of a Borrower and that is brought by an Indemnitee against another Indemnitee (other than against an Arranger or an Agent in their capacities as such).  This Section 14.4.2 shall not apply with respect to Taxes other than any Taxes that represent losses, claims, damages, etc. arising from any non-Tax claim.

Section 14.4.3Reimbursement by Lenders.  (a) To the extent that Prologis for any reason fails to indefeasibly pay any amount required under Section 14.4.1 or 14.4.2 to be paid by it to Global Administrative Agent (or any sub-agent thereof) or any Related Party of Global Administrative Agent, each Lender severally agrees to pay to Global Administrative Agent (or any such sub-agent) or such Related Party, as the case may be, such Lender’s Applicable Global Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount, provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against Global Administrative Agent (or any such sub-agent) in its capacity as such, or against any Related Party of the foregoing acting for Global Administrative Agent (or any such sub-agent) in connection with such capacity.  (b) To the extent that Prologis for any reason fails to indefeasibly pay any amount required under Section 14.4.1 or 14.4.2 to be paid by it to any Funding Agent (or any sub-agent thereof), any L/C Issuer or any Related Party of any of the foregoing under a Tranche, each Applicable Tranche Lender severally agrees to pay to such Agent (or any such sub-agent), such L/C Issuer or such Related Party, as the case may be, such Lender’s Applicable Tranche Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount, provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against such Agent (or any such sub-agent) or such L/C Issuer in its capacity as such, or against any Related Party of any of the foregoing acting for any Agent (or any such sub-agent) or any L/C Issuer in connection with such capacity. (c) The obligations of Lenders under this Section 14.4.3 are subject to the provisions of Section 6.9.

Section 14.4.4Indemnification by Funding Agents.  Each Funding Agent shall indemnify Global Administrative Agent (and any sub-agent thereof), and each Related Party of any of the foregoing Persons (each such Person, an “Agent Indemnitee”) against, and hold each Agent Indemnitee harmless from, all losses, claims, damages, liabilities and related expenses (including the fees, charges and disbursements of any counsel for any Agent Indemnitee) incurred by any Agent Indemnitee or asserted against any Agent Indemnitee by any third party or by any Borrower or any other Loan Party to the extent such losses, claims, damages, liabilities and related expenses arise from the action of such Funding Agent, in all cases whether or not caused by or arising, in whole or in part, out of the comparative, contributory or sole negligence of such Agent Indemnitee; provided that such indemnity shall not, as to any Agent Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses (x) are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Agent Indemnitee or any of its Related Parties or (y) result from a claim brought by such Funding Agent against an Agent Indemnitee for breach in bad faith of such Agent Indemnitee’s obligations hereunder or under any other Loan Document, if such Funding Agent has obtained a final and nonappealable judgment in its favor on such claim as determined by a court of competent jurisdiction.

Section 14.4.5Waiver of Consequential Damages, Etc.  To the fullest extent permitted by applicable Law, no Loan Party shall assert, and each Loan Party hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with or as a result of this Agreement, any other Loan Document or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby, any Loan or Letter of Credit or the use of the proceeds thereof.  No Indemnitee shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed by it through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby except to the extent that such damages are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee.

Section 14.4.6Payments.  All amounts due under this Section shall be payable not later than ten Business Days after demand therefor.

Section 14.4.7Survival.  The agreements in this Section shall survive the resignation of any Agent and any L/C Issuer, the replacement of any Lender, the termination of the Aggregate Tranche Commitments and the repayment, satisfaction or discharge of any of the Obligations.

Section 14.5Payments Set Aside

.  To the extent that any payment by or on behalf of any Loan Party is made to any Agent, any L/C Issuer, any Fronting Lender or any Lender, or any Agent, any Fronting Lender, any L/C Issuer or any Lender exercises its right of setoff, and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by any Agent, any L/C Issuer or such Lender in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Law or otherwise, then (a) to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such setoff had not occurred, and (b) each applicable Lender severally agrees to pay to the applicable Agent upon demand its applicable share (without duplication) of any amount so recovered from or repaid by such Agent, plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the applicable Overnight Rate from time to time in effect, in the applicable currency of such recovery or payment.  The obligations of Lenders under clause (b) of the preceding sentence shall survive the payment in full of the Obligations and the termination of this Agreement.

Section 14.6Successors and Assigns.

Section 14.6.1Successors and Assigns Generally.  The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, except that no Loan Party may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Agent and each Lender (except to the extent otherwise permitted by this Agreement) and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (a) to a Qualified Institution in accordance with the provisions of Section 14.6.2, (b) by way of participation in accordance with the provisions of Section 14.6.4 or (c) by way of pledge or assignment of a security interest subject to the restrictions of Section 14.6.6 (and any other attempted assignment or transfer by any party hereto shall be null and void).  Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and permitted assigns, Participants to the extent provided in Section 14.6.4 and, to the extent expressly contemplated hereby, the Related Parties of Agents, L/C Issuer and Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.  Notwithstanding the foregoing, any Borrower may assign its rights under this Agreement to a Short Term Affiliate Borrower that assumes the assigning Borrower’s obligations hereunder.

Section 14.6.2Assignments by Lenders.  Any Lender may at any time assign to one or more Qualified Institutions all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans (including for purposes of this Section 14.6.2, participations in L/C Obligations, in Swing Line Loans, and in Fronting Loans) at the time owing to it); provided that

(a)except in the case of an assignment from a Lender in a Tranche to any affiliate of such Lender or to another Lender in the same Tranche (other than, in each case, a Defaulting Lender), Global Administrative Agent, the applicable Funding Agent and, unless an Event of Default has occurred and is continuing, Prologis each shall have provided its prior written consent thereto (each such consent not to be unreasonably withheld or delayed);

(b)except in the case of an assignment of the entire remaining amount of the assigning Lender’s Commitment and the Loans at the time owing to it or in the case of an assignment to a Lender or an Affiliate of a Lender, the aggregate amount of the Commitment or, if the Commitment is not then in effect, the principal outstanding balance of the Loans of the assigning Lender subject to each such assignment, determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the applicable Funding Agent (with a copy to Global Administrative Agent) or, if “Trade Date” is specified in the Assignment and Assumption, as of the Trade Date, shall not be less than (i) $5,000,000 for assignments of Loans or Commitments denominated in Dollars, (ii) EUR 5,000,000 for assignments of Loans or Commitments denominated in Euro, (iii) £5,000,000 for assignments of Loans denominated in Sterling, (iv) ¥500,000,000 for assignments of Loans or Commitments denominated in Yen, (v) Cdn$5,000,000 for assignments of Loans denominated in Canadian Dollars, (vi) Ps$5,000,000 for assignments of Loans denominated on Pesos, and (vii) the amount set forth in any Supplemental Tranche for any other currencies, unless the applicable Funding Agent, and, so long as no Event of Default has occurred and is continuing, Prologis otherwise consents (each such consent not to be unreasonably withheld or delayed); provided that concurrent assignments to members of an Assignee Group and concurrent assignments from members of an Assignee Group to a single Qualified Institution (or to a Qualified Institution and members of its Assignee Group) will be treated as a single assignment for purposes of determining whether such minimum amount has been met;

(c)each partial assignment under a particular Tranche shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under such Tranche with respect to the Loans or the Commitment assigned, except that this clause (c) shall not apply to rights in respect of Swing Line Loans and Fronting Loans;

(d)any assignment of a Commitment under any Tranche must be approved by each applicable L/C Issuer, the applicable Swing Line Lender and the Fronting Lenders (each such approval not to be unreasonably withheld or delayed);

(e)to the extent that a Lender is assigning any portion of its Commitment or Loans under more than one Tranche, then such Lender must submit a separate Assignment and Assumption for each Tranche and each such assignment shall be deemed a separate assignment under this Section 14.6; and

(f)the parties to each assignment shall execute and deliver to the applicable Funding Agent (with a copy to Global Administrative Agent) an Assignment and Assumption, together with a processing and recordation fee of $3,500 payable to such Funding Agent (which fee is not an obligation of any Loan Party) and the Qualified Institution, if it is not a Lender, shall deliver to the applicable Funding Agent (with a copy to Global Administrative Agent) an Administrative Questionnaire.

Subject to acceptance and recording thereof by the applicable Funding Agent pursuant to Section 14.6.3, from and after the effective date specified in each Assignment and Assumption, the Qualified Institution thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of, and be subject to the obligations in, Sections 7.1, 7.4, 7.5, and 14.4 with respect to facts and circumstances occurring prior to the effective date of such assignment.  Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section shall be treated for purposes of this

Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with Section 14.6.4.

Section 14.6.3Register.  Each Funding Agent, acting solely for this purpose as an agent of Borrowers, shall maintain at such Funding Agent’s Office a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of Lenders, and the Commitments of, and principal amounts of the Loans and L/C Obligations owing to, each Lender pursuant to the terms hereof from time to time (each, a “Register”).  The entries in each Register shall be conclusive absent manifest error, and Borrowers, Global Administrative Agent, each Funding Agent, and Lenders may treat each Person whose name is recorded in a Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary.  Each Register shall be available for inspection by any party to this Agreement at any reasonable time and from time to time upon reasonable prior notice.

Section 14.6.4Participations.  Any Lender may at any time, without the consent of, or notice to, any Loan Party or any Agent, sell participations to any Person (other than a Defaulting Lender, a natural person (or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of a natural person) or Prologis or any of Prologis’ Affiliates or any Eligible Affiliates) (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Commitment and/or the Loans (including such Lender’s participations in L/C Obligations and/or Swing Line Loans and/or Fronting Loans) owing to it); provided that (a) such Lender’s obligations under this Agreement shall remain unchanged, (b) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (c) Loan Parties, Agents, Lenders and L/C Issuers shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement and (d) such Lender agrees to be responsible for withholding any Taxes from payments to such Participant to the extent such withholding is required by Law. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of Borrowers, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any commitments, loans, letters of credit or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations.  The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary.  For the avoidance of doubt, no Agent (in its capacity as an Agent) shall have any responsibility for maintaining a Participant Register.

Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, waiver or other modification described in clause (y) of the first proviso to Section 14.1.1 that affects such Participant.  Subject to Section 14.6.5, each Borrower agrees that each Participant shall be entitled to the benefits of, and be subject to the obligations in, Sections 7.1, 7.4 and 7.5 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to Section 14.6.2.  To the extent permitted by Law, each Participant also shall be entitled to the benefits of Section 14.8 as though it were a Lender, provided such Participant agrees to be subject to Section 6.9 as though it were a Lender.

Section 14.6.5Limitation upon Participant Rights.  A Participant shall not be entitled to receive any greater payment under Section 7.1 or 7.4 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with Prologis’ prior written consent.  A Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of Section 7.1 unless Prologis is notified of the participation sold to such Participant and such Participant agrees, for the benefit of Borrowers, to comply with Section 7.1.6 as though it were a Lender.

Section 14.6.6Certain Pledges.  Any Lender may at any time pledge or assign a security interest in any of its rights under this Agreement to secure obligations of such Lender to a Federal Reserve Bank or the central bank of any other country in which such Lender is organized; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute such pledgee or assignee for such Lender as a party hereto.

Section 14.6.7Resignation as an L/C Issuer, Fronting Lender or a Swing Line Lender after Assignment.  Notwithstanding anything to the contrary contained herein, if at any time any Agent or any Fronting Lender assigns all of its Commitment and Loans pursuant to Section 14.6.2 above, such Agent or Fronting Lender, as applicable, may, (a) upon 30 days’ notice to Prologis and Lenders in the affected Tranche, resign as an L/C Issuer and/or (b) upon 30 days’ notice to Prologis and Lenders in the affected Tranche, resign as a Fronting Lender and/or (c) upon 30 days’ notice to Prologis and Lenders in the affected Tranche, resign as a Swing Line Lender.  In the event of any such resignation as an L/C Issuer, Fronting Lender or a Swing Line Lender, Prologis shall be entitled to appoint from among Lenders a successor L/C Issuer, Fronting Lender or Swing Line Lender hereunder; provided that no failure by Prologis to appoint any such successor shall affect the resignation of such Agent as an L/C Issuer, a Fronting Lender or a Swing Line Lender, as the case may be.  If any Person resigns as an L/C Issuer, it shall retain all the rights, powers, privileges and duties of an L/C Issuer hereunder with respect to all Letters of Credit issued by it and outstanding as of the effective date of its resignation as an L/C Issuer and all L/C Obligations with respect thereto (including the right to require Lenders to make Committed Loans or fund risk participations in unreimbursed amounts).  If any Lender resigns as a Fronting Lender or Swing Line Lender, it shall retain all the rights of a Fronting Lender or Swing Line Lender provided for hereunder with respect to Fronting Loans or Swing Line Loans, as applicable, made by it and outstanding as of the effective date of such resignation, including the right to require Lenders to make Committed Loans or fund risk participations of such outstanding Loans (in the original currency of such Loans).  Upon the appointment of a successor L/C Issuer, Fronting Lender, and/or Swing Line Lender, (i) such successor shall succeed to and become vested with all of the rights, powers, privileges, obligations, and duties of the retiring L/C Issuer, Fronting Lender or Swing Line Lender, as the case may be, and (ii) the successor L/C Issuer shall issue letters of credit in substitution for the Letters of Credit issued by the resigning L/C Issuer, if any, outstanding at the time of such succession or make other arrangements satisfactory to such Agent to effectively assume the obligations of such Agent with respect to such Letters of Credit.

Section 14.7Treatment of Certain Information; Confidentiality

.  Each Credit Party agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its Affiliates and to its and its Affiliates’ respective partners, directors, officers, employees, agents, advisors and representatives (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority purporting to have jurisdiction over it or its Affiliates (including any self-regulatory authority, such as the National Association of Insurance Commissioners), (c) to the extent required by applicable Laws or by any subpoena or similar legal process, (d) to any other party hereto, (e) in connection with the exercise of any remedies hereunder or under any other Loan Document or any action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any actual or prospective assignee of or Participant in any of its rights or obligations under this Agreement or (ii) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to a Borrower and its obligations, (g) with the consent of Prologis or (h) to the extent such Information becomes publicly available other than as a result of a breach of this Section.

For purposes of this Section, “Information” means all information received from any Loan Party, General Partner or any Company relating to any Loan Party, General Partner or any Company or any of their respective businesses, other than any such information that is available to the applicable Credit Party on a nonconfidential basis from a source other than any Loan Party or any Company.

Each Credit Party acknowledges that (1) the Information may include material non-public information concerning any Loan Party or any Company, as the case may be, (2) it has developed compliance procedures regarding the use of material non-public information and (3) it will handle such material non-public information in accordance with applicable Law, including Federal and state securities Laws.

Section 14.8Right of Setoff

.  If an Event of Default shall have occurred and be continuing, each Lender, each L/C Issuer, and each of their respective Affiliates is hereby authorized at any time and from time to time, after obtaining the prior written consent of Global Administrative Agent, to the fullest extent permitted by applicable Law, to set off and apply all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held and other obligations (in whatever currency) at any time owing by such Lender, such L/C Issuer or such Affiliate to or for the credit or the account of any Loan Party against any of the obligations of such Loan Party now or hereafter existing under this Agreement or any other Loan Document to such Lender or such L/C Issuer, irrespective of whether or not such Lender or such L/C Issuer shall have made any demand under this Agreement or any other Loan Document and although such obligations of such Loan Party may be contingent or unmatured or are owed to a branch or office of such Lender or L/C Issuer different from the branch or office holding such deposit or obligated on such indebtedness.  The rights of each Lender, each L/C Issuer and their respective Affiliates under this Section are in addition to other rights and remedies (including other rights of setoff) that such Lender, such L/C Issuer or their respective Affiliates may have.  Each Lender and each L/C Issuer agrees to notify Prologis and Global Administrative Agent promptly after any such setoff and application; provided that the failure to give such notice shall not affect the validity of such setoff and application.

Section 14.9Interest Rate Limitation

.  Notwithstanding anything to the contrary contained in any Loan Document, the interest (including any fees or charges which are deemed as interest under applicable laws) paid or agreed to be paid under the Loan Documents shall not exceed the maximum rate of non-usurious interest permitted by applicable Law (the “Maximum Rate”).  If any Agent or any Lender shall receive interest in an amount that exceeds the Maximum Rate, the excess interest shall be applied to the principal of the Loans or, if it exceeds such unpaid principal, refunded to the applicable Borrower.  In determining whether the interest contracted for, charged or received by any Agent or a Lender exceeds the Maximum Rate, such Person may, to the extent permitted by applicable Law, (a) characterize any payment that is not principal as an expense, fee or premium rather than interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the contemplated term of the Obligations hereunder.

Section 14.10Counterparts; Integration; Effectiveness

.  This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  This Agreement and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede all previous agreements and understandings, oral or written, relating to the subject matter hereof.  Except as provided in Section 8.1, this Agreement shall become effective when Global Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each party hereto.  Delivery of an executed counterpart of a signature page of this Agreement by facsimile shall be effective as delivery of a manually executed counterpart of this Agreement.

Section 14.11Severability

.  If any provision of this Agreement or any other Loan Document is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement and the other Loan Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provision with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provision.  The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 14.12Replacement of Lenders; Sanctioned Lenders

.

Section 14.12.1  Replacement of Lender by Required Assignment.  If (i) any Lender requests compensation under Section 7.4, (ii) any Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 7.1, (iii) any Lender is a Defaulting Lender, (iv) any Lender is a Non-Consenting Lender or (v) any Lender is a Sanctioned Lender, then Prologis may, at its sole expense and effort, upon notice to such Lender and Global Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 14.6), all of its interests, rights and obligations under this Agreement and the related Loan Documents to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that:

(a)Prologis shall have paid (or caused an Affiliate Borrower to pay) to Global Administrative Agent the assignment fee specified in Section 14.6.2;

(b)subject to Section 14.12.2(b) in the case of a Sanctioned Lender, such Lender shall have received payment of an amount equal to the outstanding principal of its Loans and L/C Advances, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Loan Documents (including any amounts under Section 7.5) from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the applicable Borrower (in the case of all other amounts);

(c)in the case of any such assignment resulting from a claim for compensation under Section 7.4 or payments required to be made pursuant to Section 7.1, such assignment will result in a reduction in such compensation or payments thereafter; and

(d)such assignment does not conflict with applicable Laws (including any applicable Sanction).

A Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling Prologis to require such assignment and delegation cease to apply.

Section 14.12.2  Sanctioned Lenders.

(a)Prologis shall have no obligation to pay any Lender a facility fee pursuant to Section 6.5.1 or any Letter of Credit Fee pursuant to Section 5.9 for any day on which such Lender is a Sanctioned Lender.

(b)Notwithstanding anything to the contrary herein, no Sanctioned Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder, except that (unless otherwise required by applicable Law) the Commitment of such Lender may not be increased or extended (other than pursuant to Section 6.10), the principal amount of the Loans owed to such Lender may not be reduced, the final maturity of such Loans may not be extended  (other than pursuant to Section 6.10) and this clause (b) may not be amended, in each case, without the consent of such Lender.

(c)Notwithstanding Section 14.12.1 or any other provision of this Agreement (but subject to Section 14.12.2(d)), if any Lender is a Sanctioned Lender, then the applicable Borrowers (i) may, with the consent of Global Administrative Agent if a Default or Event of Default exists, and (ii) shall, promptly upon notice from Global Administrative Agent that any Law applicable to any Borrower or any Lender requires such action, prepay such Lender’s Loans, all accrued interest thereon and all other amounts payable to such Lender hereunder, in each case on a non-pro-rata basis, whereupon such Lender shall cease to have any rights or obligations hereunder (other than, to the extent permitted by applicable Law, with respect to rights and obligations that expressly survive the payment in full of the Obligations and the termination of this Agreement).

(d)Notwithstanding any other provision of this Agreement, if it would be unlawful for any Borrower, any Funding Agent, Global Administrative Agent or any assignee pursuant to Section 14.12.1 to make a payment to any Sanctioned Lender, then any amount that such Borrower, such Funding Agent, Global Administrative Agent or such assignee would otherwise pay to such Sanctioned Lender pursuant to this Agreement or any other Loan Document shall be held for such Sanctioned Lender pursuant to arrangements satisfactory to such Borrower, such Funding Agent, Global Administrative Agent and such assignee, in each case as applicable, and shall be paid to such Lender only when making such payment is no longer unlawful.

Section 14.13Additional Fronting Lenders; Change in Fronting Commitments

.  At any time after the Closing Date, Prologis may make a request to Global Administrative Agent that any existing Lender act as an additional Fronting Lender.  Upon Global Administrative Agent’s approval that such Lender may act as a Fronting Lender, Global Administrative Agent shall promptly notify such Lender of such request.  Upon the agreement by the applicable Lender to act as a Fronting Lender, such Lender shall become a Fronting Lender hereunder with a Fronting Commitment in an amount agreed to by Prologis, Global Administrative Agent, and such Fronting Lender, and Global Administrative Agent shall promptly notify Prologis and each Agent of such additional Fronting Lender and such Fronting Lender’s Fronting Commitment. In addition, any Fronting Lender may from time to time increase or decrease its Fronting Commitment pursuant to a written agreement executed by Prologis, Global Administrative Agent, and such Fronting Lender and Global Administrative Agent shall promptly notify each Agent of such change in a Fronting Lender’s Fronting Commitment.

Section 14.14GOVERNING LAW; JURISDICTION; ETC.

Section 14.14.1GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

Section 14.14.2SUBMISSION TO JURISDICTION.  EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN THE BOROUGH OF MANHATTAN, NEW YORK, NEW YORK AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND

ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR IN SUCH FEDERAL COURT.  EACH PARTY HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.  NOTHING IN THIS AGREEMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT ANY CREDIT PARTY MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AGAINST ANY LOAN PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

Section 14.14.3WAIVER OF VENUE.  EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN SECTION 14.14.2.  EACH PARTY HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

Section 14.14.4SERVICE OF PROCESS.  EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 14.2.  NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

Section 14.15Waiver of Jury Trial

.  EACH PARTY HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).  EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

Section 14.16USA Patriot Act Notice

.  Each Lender that is subject to the Patriot Act and Global Administrative Agent and U.S. Funding Agent (each for itself and not on behalf of any Lender) hereby notify Borrowers that pursuant to the requirements of the Patriot Act, it is required to obtain, verify and record information that identifies Borrowers, which information includes the name and address of each Borrower and other information that will allow such Lender or such Agent, as applicable, to identify such Borrower in accordance with the Patriot Act.

Section 14.17Know Your Customers.

Section 14.17.1Loan Party Information.  If:

(a)any Change in Law;

(b)any change in the status of any Loan Party after the date of this Agreement; or

(c)a proposed assignment or transfer by a Lender of any of its rights and obligations under this Agreement to a party that is not a Lender prior to such assignment or transfer;

requires any Funding Agent or any Lender (or, in the case of paragraph (c) above, any prospective new Lender) to comply with “know your customer” or similar identification procedures in circumstances where the necessary information is not already available to it, each Loan Party under the applicable Tranche shall promptly upon the request of the Funding Agent under such Tranche or any Lender under such Tranche supply, or procure the supply of, such documentation and other evidence as is reasonably requested by such Funding Agent (for itself or on behalf of any Lender under the applicable Tranche) or such Lender (for itself or, in the case of the event described in paragraph (c) above, on behalf of any prospective new Lender under the applicable Tranche) in order for such Funding Agent, such Lender or, in the case of the event described in paragraph (c) above, such prospective new

Lender to carry out and be satisfied it has complied with all necessary “know your customer” or other similar checks under all applicable Laws pursuant to the transactions contemplated in the Loan Documents.

Section 14.17.2Lender Information.  Each Lender shall promptly upon the request of the applicable Funding Agent supply, or procure the supply of, such documentation and other evidence as is reasonably requested by such Funding Agent to carry out and be satisfied it has complied with all necessary “know your customer” or other similar checks under all applicable Laws pursuant to the transactions contemplated in the Loan Documents.

Section 14.17.3Additional Loan Parties.  Following any request that an Eligible Affiliate becomes an Affiliate Borrower under a Tranche pursuant to Section 6.11, if the accession of such Affiliate Borrower requires any Lender to comply with “know your customer” or similar identification procedures in circumstances where the necessary information is not already available to it, Prologis shall promptly upon the request of such Credit Party supply, or procure the supply of, such documentation and other evidence as is reasonably requested by such Credit Party (for itself or on behalf of any other Credit Party) in order for such Credit Party or any prospective new Credit Party to carry out and be satisfied it has complied with the results of all necessary “know your customer” or other similar checks under all applicable Laws pursuant to the accession of such Affiliate Borrower to this Agreement.

Section 14.17.4Limitation on Assignments.  Notwithstanding Section 14.6, an assignment under any Tranche will only be effective on performance by the applicable Funding Agent of all “know your customer” or other checks relating to any Person that it is required to carry out in relation to such assignment, the completion of which the applicable Funding Agent shall promptly notify to the assigning Lender and the applicable Qualified Institution.

Section 14.17.5Lender Responsibility.  Nothing in this Agreement shall require any Agent or any Arranger to carry out any “know your customer” or other checks in relation to any person on behalf of any Lender and each Lender confirms to each Agent and each Arranger that it is solely responsible for any such checks it is required to carry out and that it may not rely on any statement in relation to such checks made by any Agent or any Arranger.

Section 14.18Acknowledgement and Consent to Bail-In of Affected Financial Institutions.

Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder that may be payable to it by any party hereto that is an Affected Financial Institution; and

(b)the effects of any Bail-In Action on any such liability, including, if applicable:

(i)a reduction in full or in part or cancellation of any such liability;

(ii)a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii)the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of the applicable Resolution Authority.

Section 14.19Time of the Essence

.  Time is of the essence of the Loan Documents.

Section 14.20Judgment Currency

.  If, for the purposes of obtaining judgment in any court, it is necessary to convert a sum due hereunder or any other Loan Document in one currency into another currency, the rate of exchange used shall be that at which in accordance with normal banking procedures the applicable Agent could purchase the first currency with such other currency on the Business Day preceding that on which final judgment is given.  The obligation of each Borrower in respect of any such sum due from it to any Credit Party hereunder or under the other Loan Documents shall, notwithstanding any judgment in a currency (the “Judgment Currency”) other than that in which such sum is denominated in accordance with the applicable provisions of this Agreement (the “Agreement Currency”), be discharged only to the extent that on the Business Day following receipt by the applicable Agent of any sum adjudged to be so due in the Judgment Currency, such Agent may in accordance with normal banking procedures purchase the Agreement Currency with the Judgment Currency.  If the amount of the Agreement Currency so purchased is less than the sum originally due to the applicable Credit Party from such Borrower in the Agreement Currency, such Borrower agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the applicable Credit Party against such loss.  If the amount of the Agreement Currency so purchased is greater than the sum originally due to the applicable Credit Party in such currency, such Credit Party agrees to return the amount of any excess to such Borrower (or to any other Person who may be entitled thereto under applicable Law).

Section 14.21ENTIRE AGREEMENT

.  THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

Section 14.22Amendment and Restatement of Existing Credit Agreement

.  This Agreement amends and restates in its entirety the Existing Credit Agreement. On the Closing Date, the Applicable Tranche Lenders shall severally purchase from each other and from any Applicable Tranche Lenders (as defined in the Existing Credit Agreement) that are not Lenders hereunder (the “Non-Continuing Lenders”), the Commitments under the applicable Tranche of such Non-Continuing Lenders under the Existing Credit Agreement so that, after giving effect to such purchase and to any Loans made on the Closing Date, the Commitments and the principal indebtedness owing under the applicable Tranche under this Agreement and participations in the Letters of Credit under the applicable Tranche are held by the Applicable Tranche Lenders in accordance with their respective Applicable Tranche Percentages, and the Non-Continuing Lenders shall cease to be a party to the Existing Credit Agreement and shall not be parties to this Agreement.  Such purchases shall have been deemed to have been automatically made hereunder without the necessity of the execution and delivery of any assignment documentation, on an as-is, where-is basis by the Non-Continuing Lenders and any Non-Continuing Lender shall be deemed to be a third party beneficiary of this Section 14.22.

Section 14.23No Fiduciary Duty

.  In connection with all aspects of each transaction contemplated hereby, each Borrower acknowledges and agrees, and acknowledges its respective Affiliates’ understanding, that: (i) the credit facilities and Tranches provided for hereunder and any related arranging or other services in connection therewith (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document) are an arm’s-length commercial transaction between such Borrower and its Affiliates, on the one hand, and Global Administrative Agent, any other Agent, the Arrangers and the Lenders, on the other hand, and such Borrower is capable of evaluating and understanding and understands and accepts the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents (including any amendment, waiver or other modification hereof or thereof); (ii) in connection with the process leading to such transaction, each Agent, each Arranger and each Lender is and has been acting solely as a principal and is not the financial advisor, agent or fiduciary for such Borrower or any of its Affiliates, stockholders, creditors or employees; (iii) none of Global Administrative Agent, any other Agent, any Arranger or any Lender has assumed or will assume an advisory, agency or fiduciary responsibility in favor of such Borrower with respect to any of the transactions contemplated hereby or the process leading thereto, including with respect to any amendment, waiver or other modification hereof or of any other Loan Document (irrespective of whether Global Administrative Agent, any other Agent or any Arranger has advised or is currently advising such Borrower or any of its Affiliates on other matters) and none of Global Administrative Agent, any other Agent or any Arranger has any obligation to such Borrower or any of its Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents; (iv) Global Administrative Agent, each other Agent, the Arrangers, the Lenders and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of such Borrower and its Affiliates, and none of Global Administrative Agent, any other Agent, any Arranger or any Lender has any obligation to disclose any of such interests by virtue of any advisory, agency or fiduciary relationship; and (v) Global Administrative Agent, each other Agent, and the Arrangers have not provided and will not provide any legal, accounting, regulatory or tax advice with respect to any of the transactions contemplated hereby (including any amendment, waiver or other modification hereof or of any other Loan Document) and such Borrower has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate.  Each Borrower hereby waives and releases, to the fullest extent permitted by Law, any claim that it may have against Global Administrative Agent, any other Agent, and the Arrangers with respect to any breach or alleged breach of agency or fiduciary duty.

Section 14.24 Yen Facility Modification

.  Prologis designates this Agreement as a “Prologis Credit Agreement” under and as defined in the Fifth Amended and Restated Revolving Credit Agreement, dated as of February 16, 2017 (the “Yen Facility”), among Prologis Marunouchi Finance Investment Limited Partnership, Prologis Japan Finance Investment Limited Partnership, Prologis, General Partner, various lenders and Sumitomo Mitsui Banking Corporation, as Administrative Agent.  At the request of General Partner, the “Requisite Lenders” (as defined in Section 9.5(b) of the Yen Facility), by their execution of this Agreement, approve the “Modifications” (as defined in Section 9.5(b) of the Yen Facility) set forth in this Agreement.

Section 14.25Sanctions Representation by Credit Parties

.  Each Credit Party (a) certifies to each Loan Party that it is not a Sanctioned Person and (b) agrees that if at any time it becomes a Sanctioned Person, it will promptly notify Prologis and Global Administrative Agent.

Section 14.26Electronic Execution of Assignments and Certain Other Documents

. The words “execute,” “execution,” “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Agreement and the transactions contemplated hereby (including Assignment and Assumptions, amendments or other modifications, Committed Loan Notices, U.S. Swing Line Loan Notices, Euro Swing Line Loan Notices, Bid Requests, U.S. Competitive Bids, Euro Competitive Bids, waivers and consents) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the applicable Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state law based on the Uniform Electronic Transactions Act; provided that notwithstanding anything contained herein to the contrary, no Agent is under any obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by such Agent pursuant to procedures approved by it.

Section 14.27Certain ERISA Matters

(a)Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Agents and not, for the avoidance of doubt, to or for the benefit of Borrowers or any other Loan Party, that at least one of the following is and will be true:

(i)such Lender is not using “plan assets” (within the meaning of Section 3(42) of ERISA or otherwise) of one or more Benefit Plans with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments or this Agreement,

(ii)the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement,

(iii)(A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Letters of Credit, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84¬14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement, or

(iv)  such other representation, warranty and covenant as may be agreed in writing between Global Administrative Agent, in its sole discretion, and such Lender.

(b)In addition, unless either (1) sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or (2) a Lender has provided another representation, warranty and covenant in accordance with sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, Global Administrative Agent and not, for the avoidance of doubt, to or for the benefit of Borrowers or any other Loan Party, that Global Administrative Agent is not a fiduciary with respect to the assets of such Lender involved in such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement (including in connection with the reservation or exercise of any rights by Global Administrative Agent under this Agreement, any Loan Document or any documents related hereto or thereto).

Section 14.28Acknowledgement Regarding Any Supported QFCs

.  To the extent that the Loan Documents provide support, through a guarantee or otherwise, for any Swap Contract or any other agreement or instrument that is a QFC (such support, “QFC Credit Support”, and each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States):

(a)In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.

(b)As used in this Section 14.28, the following terms have the following meanings:

“BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.

“Covered Entity” means any of the following:  (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).

ARTICLE XV
GUARANTIES

Section 15.1The Guaranties

.  In order to induce the Lenders to enter into this Agreement and to extend credit hereunder and in recognition of the direct benefits to be received by Prologis from the proceeds of the Loans and the issuance of the Letters of Credit, Prologis hereby absolutely, irrevocably and unconditionally guarantees, jointly and severally, as primary obligor and not merely as surety the full and prompt payment when due, whether upon maturity, acceleration or otherwise, of all of the Guaranteed Obligations of the applicable Affiliate Borrowers and the due performance and compliance with all terms, conditions and agreements contained in the Loan Documents by each such Affiliate Borrower.  If any of the Guaranteed Obligations of such Affiliate Borrowers to any Agent and/or any Lender becomes due and payable hereunder, Prologis unconditionally promises to pay such indebtedness to such Agents and/or such Lenders, as applicable, on demand, together with all reasonable expenses which may be incurred by any Agent or the Lenders in collecting any of the Guaranteed Obligations.  If claim is ever made upon any Agent and/or any Lender for repayment or recovery of any amount or amounts received in payment or on account of any of the Guaranteed Obligations and any of the aforesaid payees repays all or part of said amount by reason of (a) any judgment, decree or order of any court or administrative body having jurisdiction over such payee or any of its property or (b) any settlement or compromise of any such claim effected by such payee with any such claimant (including the

Affiliate Borrowers), then and in such event Prologis agrees that any such judgment, decree, order, settlement or compromise shall be binding upon such entity, notwithstanding any revocation of the applicable guaranty under this Article XV or other instrument evidencing any liability of any Affiliate Borrower, and Prologis shall be and remain liable to the aforesaid payees hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by any such payee.

Section 15.2Insolvency

.  Additionally, Prologis unconditionally and irrevocably guarantees the payment of all of the Guaranteed Obligations of the applicable Affiliate Borrowers to the Credit Parties, whether or not due or payable by any such Affiliate Borrower, upon the occurrence of any of the events specified in Section 12.1.6, and unconditionally promises to pay such Guaranteed Obligations to the Credit Parties on demand.

Section 15.3Absolute and Unconditional Guaranty

.  The guaranty provided by Prologis under this Article XV is intended to be an irrevocable, absolute and continuing guaranty of payment and is not a guaranty of collection.  This guaranty may not be revoked by Prologis. The liability of Prologis hereunder is exclusive and independent of any security for or other guaranty of the Guaranteed Obligations of any Affiliate Borrower whether executed by General Partner, Prologis, any other guarantor or by any other party, and the liability of Prologis hereunder is not affected or impaired by (a) any direction as to application of payment by any Affiliate Borrower or by any other party; or (b) any other continuing or other guaranty, undertaking or maximum liability of a guarantor or of any other party as to the Guaranteed Obligations of any Affiliate Borrower; or (c) any payment on or in reduction of any such other guaranty or undertaking; or (d) any dissolution, termination or increase, decrease or change in personnel by any Affiliate Borrower; or (e) any payment made to any Credit Party on the Guaranteed Obligations which any such Credit Party repays to any Affiliate Borrower pursuant to court order in any bankruptcy, reorganization, arrangement, moratorium or other debtor relief proceeding, and Prologis waives any right to the deferral or modification of its obligations hereunder by reason of any such proceeding.  The guaranty and liability of Prologis hereunder shall in all respects be a continuing, irrevocable, absolute and unconditional guaranty of payment and performance and not only collectability, and shall remain in full force and effect (notwithstanding, without limitation, the dissolution of any Affiliate Borrower, that at any time or from time to time no Guaranteed Obligations are outstanding or any other circumstance) until all Commitments have terminated and, subject to the last sentence of Section 15.1, all Guaranteed Obligations have been paid in full.

Section 15.4Independent Obligation

.  The obligations of Prologis hereunder are independent of the obligations of any other guarantor, any other party or any Borrower, and a separate action or actions may be brought and prosecuted against Prologis whether or not action is brought against any other guarantor, any other party or any Borrower and whether or not any other guarantor, any other party or any Borrower is joined in any such action or actions.  Prologis waives, to the fullest extent permitted by Law, the benefit of any statute of limitations affecting its liability hereunder or the enforcement thereof.  Any payment by a Borrower or other circumstance which operates to toll any statute of limitations as to such Borrower shall operate to toll the statute of limitations as to Prologis’ respective obligations under this Article XV.

Section 15.5Authorization

.  Prologis authorizes the Credit Parties without notice or demand (except as shall be required by applicable statute and cannot be waived), and without affecting or impairing its liability hereunder, from time to time to:

(a)change the manner, place or terms of payment of, and/or change or extend the time of payment of, renew, increase, accelerate or alter, any of the Guaranteed Obligations (including any increase or decrease in the rate of interest thereon), any security therefor, or any liability incurred directly or indirectly in respect thereof, and the guaranty of Prologis herein made shall apply to the Guaranteed Obligations as so changed, extended, renewed or altered;

(b)take and hold security for the payment of the Guaranteed Obligations and sell, exchange, release, surrender, realize upon or otherwise deal with in any manner and in any order any property by whomsoever at any time pledged or mortgaged to secure, or howsoever securing, the Guaranteed Obligations or any liabilities (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and/or any offset thereagainst;

(c)exercise or refrain from exercising any rights against any Borrower or others or otherwise act or refrain from acting;

(d)release or substitute any one or more endorsers, guarantors, Borrowers or other obligors;

(e)settle or compromise any of the Guaranteed Obligations, any security therefor or any liability (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and may subordinate the payment of any part thereof to the payment of any liability (whether due or not) of any Borrower to its creditors other than the Credit Parties;

(f)apply any sums by whomsoever paid or howsoever realized to any liability or liabilities of any Borrower to the Credit Parties regardless of what liability or liabilities of Prologis or any Borrower remain unpaid;

(g)consent to or waive any breach of, or any act, omission or default under, this Agreement or any of the instruments or agreements referred to herein, or otherwise amend, modify or supplement this Agreement or any of such other instruments or agreements; and/or

(h)take any other action that would, under otherwise applicable principles of common law, give rise to a legal or equitable discharge of Prologis from its liabilities under this Article XV;

it being understood that the foregoing shall not permit any action by Global Administrative Agent or any Lender that is not otherwise permitted by this Agreement or any other Loan Document.

The Guaranteed Obligations shall not be affected by any acts of any Governmental Authority affecting any Borrower including any restrictions on the conversion of currency or repatriation or control of funds or any total or partial expropriation of any Borrower’s property, or by economic, political, regulatory or other events in the countries where any Borrower is located.

Section 15.6Reliance

.  It is not necessary for any Credit Party to inquire into the capacity or powers of any Borrower or the officers, directors, partners or agents acting or purporting to act on their behalf, and any Guaranteed Obligations made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

Section 15.7Subordination

.  Any indebtedness of any Borrower related to the Guaranteed Obligations now or hereafter owing to Prologis is hereby subordinated to the Guaranteed Obligations of such Borrower owing to the Credit Parties, and if Global Administrative Agent so requests at a time when an Event of Default exists, all such indebtedness related to the Guaranteed Obligations of such Borrower to Prologis shall be collected, enforced and received by Prologis for the benefit of the Credit Parties and be paid over to Global Administrative Agent on behalf of the Credit Parties on account of the Guaranteed Obligations of such Borrower to the Credit Parties, but without affecting or impairing in any manner the liability of Prologis under the other provisions of this Article XV.  Without limiting the generality of the foregoing, Prologis hereby agrees with the Credit Parties that it will not exercise any right of subrogation which it may at any time otherwise have as a result of the guaranty under this Article XV (whether contractual, under Section 509 of the United States Bankruptcy Code or otherwise) until, subject to the last sentence of Section 15.1, all Guaranteed Obligations (other than contingent indemnities and costs and reimbursement obligations to the extent no claim has been asserted with respect thereto) have been irrevocably paid in full in cash.

Section 15.8Waivers.

(a)Prologis waives any right (except as shall be required by applicable statute and cannot be waived) to require any Credit Party to (i) proceed against any Borrower, any other guarantor or any other party, (ii) proceed against or exhaust any security held from any Borrower, any other guarantor or any other party or (iii) pursue any other remedy in any Credit Party’s power whatsoever.  Prologis waives any defense based on or arising out of any defense of any Borrower, any other guarantor or any other party, other than payment in full of the Guaranteed Obligations, based on or arising out of the disability of any Borrower, any other guarantor or any other party, or the validity, legality or unenforceability of the Guaranteed Obligations or any part thereof from any cause, or the cessation from any cause of the liability of any Borrower other than payment in full of the Guaranteed Obligations.  The Credit Parties may, at their election, foreclose on any security, if any, held by Global Administrative Agent or any other Credit Party by one or more judicial or nonjudicial sales, whether or not every aspect of any such sale is commercially reasonable (to the extent such sale is permitted by applicable Law), or exercise any other right or remedy the Credit Parties may have against any Borrower or any other party, or any security, without affecting or impairing in any way the liability of Prologis hereunder except to the extent the Guaranteed Obligations have been paid.  Prologis waives any defense arising out of any such election by the Credit Parties, even though such election operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy of Prologis against any Borrower or any other party or any security.

(b)Except as otherwise expressly provided in this Agreement, Prologis waives all presentments, demands for performance, protests and notices, including notices of any Event of Default, notices of nonperformance, notices of protest, notices of dishonor, notices of acceptance of the guaranty hereunder, notices of the existence, creation or incurring of new or additional Guaranteed Obligations, and notices of any Credit Party’s transfer or disposition of the Guaranteed Obligations, or any part thereof.  Prologis assumes all responsibility for being and keeping itself informed of each Borrower’s financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations and the nature, scope and extent of the risks which it assumes and incurs hereunder, and agrees that no Agent or Lender shall have any duty to advise it of information known to it regarding such circumstances or risks.

Section 15.9Nature of Liability

.  It is the desire and intent of Prologis and the Credit Parties that this Article XV shall be enforced against Prologis to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought.  If, however, and to the extent that, the obligations of Prologis under this Article XV shall be adjudicated to be invalid or unenforceable for any reason (including because of any applicable state or federal law relating to fraudulent conveyances or transfers), then the amount of the Guaranteed Obligations shall be deemed to be reduced and Prologis shall pay the maximum amount of the Guaranteed Obligations which would be permissible under applicable Law.

[Signature pages follow]

SCHEDULE 2.1

COMMITMENTS

AND applicable tranche percentages

2.1(a)

Applicable Tranche Percentage – U.S. Commitments

Lender	Commitment (in US Dollars)	Applicable Percentage	Currency Commitment[1]
			Euro		Sterling		Yen		Canadian Dollars		Pesos		Ability to Lend to Dutch Borrowers[2]
			Yes	No	Yes	No	Yes	No	Yes	No	Yes	No	Yes	No
Bank of America, N.A.	165,534,190.81	7.197138731%	X		X		X		X		X		X
JPMorgan Chase Bank, N.A.	165,534,190.81	7.197138731%	X		X		X		X		X		X
Sumitomo Mitsui Banking Corporation	165,534,190.79	7.197138730%	X		X		X		X			X	X
Associated Bank, National Association	40,000,000.00	1.739130435%	X		X		X		X		X		X
Bank Hapoalim B.M.	40,000,000.00	1.739130435%	X		X		X		X			X	X
The Bank of New York Mellon	20,177,294.06	0.877273655%	X		X		X		X		X		X
The Bank of Nova Scotia	151,329,705.48	6.579552412%	X		X		X		X			X	X
BNP Paribas	72,257,646.88	3.141636821%	X		X	`	X		X			X	X
Branch Banking and Trust Company	47,222,042.34	2.053132276%	X		X		X		X		X		X
Citibank, N.A.	170,793,933.62	7.425823201%	X		X		X		X		X		X
Compass Bank	16,814,411.72	0.731061379%	X		X		X		X		X			X
Credit Agricole Corporate and Investment Bank	15,718,351.77	0.683406599%	X		X		X		X		X		X
Goldman Sachs Bank USA	151,329,705.48	6.579552412%	X		X		X		X		X		X
HSBC Bank USA, NA	67,873,407.10	2.951017700%	X		X		X		X			X	X
Mizuho Bank, Ltd.	141,465,165.96	6.150659390%	X		X		X		X		X		X
Morgan Stanley Bank, N.A.	151,329,705.48	6.579552412%	X		X		X		X		X		X
MUFG Bank, Ltd.	72,257,646.88	3.141636821%	X		X		X		X		X		X

[1]	See clause (a) of the definition of “U.S. Qualified Lender”.
[2]	See clause (b) of the definition of “U.S. Qualified Lender”.

Lender	Commitment (in US Dollars)	Applicable Percentage	Currency Commitment[1]
			Euro		Sterling		Yen		Canadian Dollars		Pesos		Ability to Lend to Dutch Borrowers[2]
			Yes	No	Yes	No	Yes	No	Yes	No	Yes	No	Yes	No
NatWest Markets Plc*	47,257,646.88	2.054680299%	X		X		X		X			X	X
Oversea-Chinese Banking Corporation Limited	30,000,000.00	1.304347826%		X		X		X		X		X	X
PNC Bank, National Association	72,257,646.88	3.141636821%	X		X		X		X		X		X
Regions Bank	47,080,352.82	2.046971862%	X		X			X	X		X		X
TD Bank, N.A.	135,000,000.00	5.869565217%	X		X		X		X		X		X
U.S. Bank National Association	135,000,000.00	5.869565217%	X		X		X		X		X		X
Wells Fargo Bank, National Association	178,232,764.24	7.749250619%	X		X		X		X		X		X
Total	2,300,000,000.00	100.000000000%

*Assigned to Bank of America, N.A. as of November 30, 2020.

SCHEDULE 2.1(b)

Applicable Tranche Percentage – Euro Commitments3

Lender	Commitment (in Euro)	Applicable Percentage	Currency Commitment[4]
			Dollars		Sterling		Yen		Ability to Lend to U.S. Borrowers[5]
			Yes	No	Yes	No	Yes	No	Yes	No
Bank of America, N.A.*	71,144,865.30	8.369984153%	X		X		X		X
JPMorgan Chase Bank, N.A.	71,144,865.29	8.369984152%	X		X		X		X
Sumitomo Mitsui Banking Corporation	71,144,865.29	8.369984152%	X		X		X		X
The Bank of New York Mellon	8,618,442.19	1.013934375%	X		X		X		X
The Bank of Nova Scotia	64,638,316.41	7.604507813%	X		X		X		X
BNP Paribas	28,728,140.63	3.379781251%	X		X		X		X
Branch Banking and Trust Company	19,985,380.05	2.351221182%	X		X		X		X
Citibank, N.A.	67,500,000.00	7.941176471%	X		X		X		X
Compass Bank	7,182,035.16	0.844945313%	X		X		X		X
Credit Agricole Corporate and Investment Bank	6,713,868.85	0.789866924%	X		X		X		X
Goldman Sachs Bank USA	64,638,316.41	7.604507813%	X		X		X		X
HSBC Bank USA, N.A.	26,855,475.39	3.159467693%	X		X		X		X
ING Capital LLC**	38,605,600.00	4.541835294%		X	X			X	X
Mizuho Bank, Ltd.	60,424,819.63	7.108802309%	X		X		X		X
Morgan Stanley Bank, N.A.	13,383,566.41	1.574537225%	X		X		X		X
Morgan Stanley Senior Funding, Inc.	51,254,750.00	6.029970588%	X		X		X		X
MUFG Bank, Ltd.	28,728,140.63	3.379781251%	X		X		X		X
NatWest Markets Plc**	24,341,140.63	2.863663604%	X		X		X		X
PNC Bank, National Association	28,728,140.63	3.379781251%	X		X		X		X
Regions Bank	20,109,698.44	2.365846875%	X		X			X	X
Wells Fargo Bank, National Association	76,129,572.66	8.956420313%	X		X		X		X
Total	850,000,000.00	100.000000000%

[3]	Exchange Rates as of January 7, 2019.
[4]	See clause (a) of the definition of “Euro Qualified Lender”.
[5]	See clause (b) of the definition of “Euro Qualified Lender”.

* Partially assigned to ING Bank N.V. as of November 30, 2020

** Assigned to ING Bank N.V. as of November 30, 2020

SCHEDULE 2.1(c)

Applicable Tranche Percentage – Yen Commitments6

Lender	Commitment (in Yen)	Applicable Percentage	Currency Commitment[7]										ABR Rate Loan Qualification[8]
			Dollars		Euro		Sterling		Ability to Lend to U.S. Borrowers[9]		Ability to Lend to Dutch Borrowers[10]		Yen Tranche
			Yes	No	Yes	No	Yes	No	Yes	No	Yes	No	Yes	No
Bank of America, N.A., Tokyo Branch	2,143,895,185	8.575580740%	X		X		X		X		X		X
JPMorgan Chase Bank, N.A.	2,143,895,185	8.575580740%	X		X		X		X		X		X
Sumitomo Mitsui Banking Corporation	2,143,895,186	8.575580744%	X		X		X		X		X		X
Citibank, N.A., Tokyo Branch	1,874,771,346	7.499085384%	X		X		X		X		X		X
Credit Agricole Corporate and Investment Bank, Tokyo Branch	176,865,221	0.707460884%	X		X		X		X			X		X
HSBC Bank USA, N.A.	707,460,885	2.829843540%	X		X		X		X		X			X
ING Bank N.V., Tokyo Branch	6,620,330,000	26.481320000%		X		X		X		X		X		X

[6]	Exchange Rates as of January 7, 2019.
[7]	See clause (a) of the definition of “Yen Qualified Lender”.
[8]	See clause (c) of the definition of “Yen Qualified Lender”.
[9]	See clause (b) of the definition of “Yen Qualified Lender”.
[10]	See clause (b) of the definition of “Yen Qualified Lender”

Lender	Commitment (in Yen)	Applicable Percentage	Currency Commitment[7]										ABR Rate Loan Qualification[8]
			Dollars		Euro		Sterling		Ability to Lend to U.S. Borrowers[9]		Ability to Lend to Dutch Borrowers[10]		Yen Tranche
			Yes	No	Yes	No	Yes	No	Yes	No	Yes	No	Yes	No
Mizuho Bank, Ltd.	1,591,786,992	6.367147968%	X		X		X		X		X			X
Sumitomo Mitsui Trust Bank Limited	7,597,100,000	30.388400000%	X		X		X		X		X			X
Total	25,000,000,000	100.000000000%

SCHEDULE 2.2

FRONTING LenderS’ COMMITMENTS

Lender	Commitment
Bank of America, N.A. (or its Affiliates)	$60,000,000.00
JPMorgan Chase Bank, N.A. (or its Affiliates)	$60,000,000.00
NatWest Markets Plc (or its Affiliates)	$60,000,000.00
Sumitomo Mitsui Banking Corporation	$60,000,000.00
Total	$240,000,000.00

SCHEDULE 2.3

INITIAL BORROWERS

Entity	US Tranche	Euro Tranche	Yen Tranche	Jurisdiction	Parent and % of Ownership	FEIN	Address
Prologis, L.P.	☒	☒	☒	DE LP	Prologis, Inc.: 97.0678%[11]	94-3285362	Pier 1, Bay 1, San Francisco, CA 94111
AMB Canada Investments, LLC	☒	☒	☒	DE LLC	Prologis, L.P.: 100%	20-2387186	Pier 1, Bay 1, San Francisco, CA 94111
PLD International Finance LLC	☒	☒	☒	DE LLC	PLD International Holding LLC: 90% PLSI: 10%	20-1000907	1800 Wazee Street, Suite 500, Denver CO 80202
ProLogis Logistics Services Incorporated (“PLSI”)	☒	☒	☒	DE Corporation	PLD-TRS Holding LLC[12]: 100%	74-2827271	1800 Wazee Street, Suite 500, Denver CO 80202
ProLogis Finance LLC	☒	☒	☒	DE LLC	PLD International Finance LLC[13]: 100%	26-0774454	1800 Wazee Street, Suite 500, Denver CO 80202
Palmtree Acquisition Corporation	☒	☒	☒	DE Corporation	(a) Prologis, L.P.: 80% & (b) ProLogis Fraser, L.P.[14]: 20%	20-3313813	1800 Wazee Street, Suite 500, Denver CO 80202
PLD Canadian Funding US LLC	☒	☒	☒	DE LLC	PLD International Finance LLC: 100%	26-4746886	1800 Wazee Street, Suite 500, Denver CO 80202
Prologis Japan LLC	☒	☒	☒	DE LLC	AMB Asia, LLC: 100%	94-3285362	1800 Wazee Street, Suite 500, Denver CO 80202
Prologis Europe Finance II B.V.	☒	☒	☒	Dutch BV	PLD International Finance LLC: 100%	98-0485999

[11]	This percentage fluctuates.
[12]

  (a) 63.089% held by Prologis and (b) 36.911% by PAC Operating Limited Partnership, whose general partner is Palmtree Acquisition Corporation, which is held 80% by Prologis, L.P. and 20% by ProLogis Fraser, L.P.

[13]	(a) 10% held by PLSI and (b) 90% by PLD International Holding LLC, which is held 100% by Prologis.
[14]	(a) 93.586%% by Prologis and (b) .945% by ProLogis Fraser GP LLC, which is held 100% by Prologis.

Entity	US Tranche	Euro Tranche	Yen Tranche	Jurisdiction	Parent and % of Ownership	FEIN	Address
	☒	☒	☒				Gustav Mahlerplein 17-21, 1082 MS, Amsterdam, The Netherlands
ProLogis UK Funding II B.V.	☒	☒	☒	Dutch BV	Prologis Europe Finance B.V.: 100%	98-0440167	Gustav Mahlerplein 17-21, 1082 MS, Amsterdam, The Netherlands
Prologis Marunouchi Finance Investment Limited Partnership	☐	☐	☒	Japanese LP	Prologis LPS Finance YK, as general partner,[15] & Prologis Property Japan Inc. Japan Branch, as limited partner[16] : 100%	98-1146041	1800 Wazee Street, Suite 500, Denver CO 80202
ProLogis Japan Finance Investment Limited Partnership	☐	☐	☒	Japanese LP	Prologis LPS Finance Two YK, as general partner, & ProLogis Tokyo Finance GK, as limited partner: 100%	98-1238901	1800 Wazee Street, Suite 500, Denver CO 80202

[15]	100% held by Prologis Property Japan Inc.
[16]	100% held by Prologis Property Japan Inc.

SCHEDULE 2.4

existing letters of credit

AS OF December 31, 2018

2.4(a)

U.S. EXISTING LETTERS OF CREDIT

Prod Type	Istm ID	Iss Dt	Exp Dt	App Nm	Ben Nm	Curr	Liab USD Amt	Cus Nm
SBYFIN	00000003038232	6/19/2001	6/9/2019	CATELLUS URBAN DEVEL	WELLS FARGO BANK, N.	USD	$19,802,996.16	PROLOGIS LP
SBYPER	00000068105795	9/2/2014	11/30/2019	DCT PALMER 1 LLC	TOWNSHIP OF PALMER	USD	$ 188,224.60	PROLOGIS LP
SBYPER	00000068112376	5/28/2015	5/28/2019	KTR NJ URBAN RENEWAL	NEW JERSEY DEPARTMEN	USD	$ 1,000,000.00	PROLOGIS LP
SBYFIN	00000068129620	11/18/2016	11/18/2019	DCT PAN AMERICAN SOU	MIAMI-DADE COUNTY BO	USD	$ 106,862.00	PROLOGIS LP
SBYTRD	00000068131975	3/15/2017	3/15/2019	AMB CODINA BEACON LA	MIAMI-DADE COUNTY BO	USD	$ 355,342.00	PROLOGIS LP
SBYTRD	00000068132281	3/23/2017	3/23/2019	AMB CODINA BEACON LA	MIAMI-DADE COUNTY BO	USD	$ 54,767.00	PROLOGIS LP
SBYTRD	00000068137124	1/29/2018	1/29/2019	AMB CODINA BEACON LA	MIAMI-DADE COUNTY BO	USD	$ 1,465,401.00	PROLOGIS LP
SBYTRD	00000068137971	3/21/2018	3/21/2019	AMB CODINA BEACON LA	MIAMI-DADE COUNTY BO	USD	$ 19,775.00	PROLOGIS LP
SBYTRD	00000068143840	11/6/2018	11/6/2019	AMB CODINA BEACON LA	MIAMI-DADE COUNTY BO	USD	$ 3,091,517.00	PROLOGIS LP

2.4(b)

Euro EXISTING LETTERS OF CREDIT

L/C Issuer	LC #	Issue Date	Expiry Date	Account Party	Beneficiary Name	Liab Amt
ING	K697103	31-Oct-15	5–Apr-18	Prologis Europe Finance II BV on behalf of Prologis Hungary Management Kft.	Duna Termal Hotel	€33,328.98
RBS	NLNL1NL13G838462	15-Aug-13	Indefinitely	PLD International Inc (on behalf of the applicant PLD Europe Finance II BV)	AENA AEROPUERTOS S.A.U.	€1,163,391.36
ING	K686464	1-Nov-13	31-Dec-99	Prologis Europe Finance II BV on behalf Prologis Management B.V.	Westinvest Gesellschaft EUR	€331,458.62
ING	K686465	3-Aug-15	31-Dec-99	Prologis Europe Finance II BV on behalf (on behalf of Prologis Italy Ia s.r.l.)	RFI	€45,000.00
ING	K685225	2-Nov-15	31-Dec-99	Prologis Europe Finance II BV on behalf of Prologis Spain XXII SL	AYUNTAMIENTO DEL REAL SITIO DE SAN FERNANDO DE HENARES	€260,335.48
ING	K685224	2-Nov-15	31-Dec-99	Prologis Europe Finance II BV on behalf of Prologis Spain XXII SL	AYUNTAMIENTO DEL REAL SITIO DE SAN FERNANDO DE HENARES	€303,958.45
ING	K685222	6-Nov-15	31-Dec-19	Prologis Europe Finance II BV on behalf of Prologis Management Services II Eurl (FR102)	ALPHABET FRANCE FLEET MANAGEMENT SNC	€315,000.00
ING	K685223	6-Nov-15	16-Dec-19	Prologis Europe Finance II BV on behalf of Prologis Management Services Eurl (FR117)	ALPHABET FRANCE FLEET MANAGEMENT SNC	€105,000.00
ING	NLNTFSBGI0002591	1-May-17	4-Feb-18	Prologis Europe Finance II BV on behalf of Prologis Poland Management SP.Z O.O.	ZLOTE TARASY SP.Z O.O.	€97,557.00
ING	K695945	31-Dec-17	31-Dec-18	Prologis Europe Finance II BV on behalf of Prologis Management Services II Sas	ORIAS	€110,000.00
ING	NLNTFSBGI0030866	2-Jan-19		Prologis Europe Finance II BV on behalf of Prologis Poland XLV Sp. z.o.o.	PKP ENERGETYKA S.A.	PLN 397,290.00
ING	K703483	31-Dec-17	31-Dec-18	Prologis Europe Finance II BV on behalf of Prologis Poland Management SP.Z O.O.	BP EUROPA S.E.	PLN 20,000.00

ING	K692304	9-Sep-16	31-Dec-99	Prologis Europe Finance II BV on behalf of PROLOGIS MANAGEMENT SERVICES SARL	ALIB S.A.	€124,860.00
ING	NLNTFSBGI0030293	13-Dec-18	13-Dec-19	Prologis Europe Finance II BV on behalf Prologis Germany Management GmbH	AirPark Düsseldorf / AIG Lincoln Gm	€60,000.00
ING	NLNTFSBGI0027873	14-Aug-18	14-Aug-19	Prologis Europe Finance II BV on behalf of Prologis Hungary Fourteen Kft.	ELSÖ FEDEZETKEZELÖ ZRT.	€1,517,949.30

2.4(c)

YEN EXISTING LETTERS OF CREDIT

None.

SCHEDULE 6.12

Pre-Approved REALLOCATIONS

Lender	Amount of Pre-Approved Reallocations	Current Tranches	Available Tranches for Reallocation
Bank of America, N.A. (together with its Affiliates)	0	U.S., Canadian, Euro, and Yen	U.S., Canadian, Euro, and Yen
Sumitomo Mitsui Banking Corporation (together with its Affiliates)	0	U.S., Canadian, Euro, and Yen	U.S., Canadian, Euro, and Yen
JPMorgan Chase Bank, N.A. (together with its Affiliates)	0	U.S., Canadian, Euro, and Yen	U.S., Canadian, Euro, and Yen
Total	0

*Provided that the amount of the Pre-Approved Reallocation for a Lender and its Affiliates shall not exceed, as of any date of determination, the Dollar Equivalent aggregate amount of such Lender’s and its Affiliate’s Commitments under each of the applicable Tranches.

SCHEDULE 8.1

OPINIONS

Tranche	Law Firms Providing Opinions
U.S. Tranche	Mayer Brown LLP
Euro Tranche	Linklaters LLP
Yen Tranche	Anderson, Mōri & Tomotsune

SCHEDULE 9.6

LITIGATION

Clause (a) of Section 9.6:  None.

Clause (b) of Section 9.6: None.

SCHEDULE 9.9

ENVIRONMENTAL MATTERS

None.

SCHEDULE 14.2

agent’s OFFICE;

certain ADDRESSES FOR NOTICES

PROLOGIS and AFFILIATED BORROWERS:

Prologis, L.P.

Pier 1, Bay 1

San Francisco, California  94111

Attn:   Tracy Patel

Fax:  415-394-9001

Telephone:  415 733 9587

Electronic Mail: tpatel@prologis.com

Website Address:  www.prologis.com

GLOBAL ADMINISTRATIVE AGENT:

Notices as Global Administrative Agent:

Bank of America, N.A.

Agency Management

BUILDING C
2380 PERFORMANCE DR
RICHARDSON, TX, 75082

Mailcode- TX2-984-03-26

Attention:  Maurice Washington

Telephone:  214-209-5606

Telecopier:  214-290-9544

Electronic Mail:  maurice.washington@bofa.com

Bank of America, N.A.

Portfolio Management

901 Main Street, 64th Floor

Mail Code:  TX1-492-64-01

Dallas, TX   75202

Attention:  Kyle Pearson

Telephone:  214 209-0931

Telecopier:  214 209-0995

Electronic Mail:  kyle.pearson@bofa.com

U.S. FUNDING AGENT

Global Administrative Agent’s Office

(for payments and Requests for Credit Extensions):

Bank of America, N.A.

BUILDING C
2380 PERFORMANCE DR
RICHARDSON, TX, 75082

Mailcode- TX2-984-03-23

Attention:  Karen Puente

Telephone:  469-201-8912

Telecopier:  214-290-8378

Electronic Mail:  karen.r.puente@bofa.com

Bank of America, NA

Dallas, Texas

Dollars

ABA# 026009593

Account No.: 1366072250600

Ref:  Prologis, Attn: Wire Clearing Acct for Syn Loans-LIQ

Euro

Beneficiary Bank: Bank of America NT and SA (Swift ID: BOFAGB22)

Beneficiary Account Number: GB89 BOFA 1650 5095 687029

Beneficiary: Bank of America NA

Ref: Prologis

Sterling

Beneficiary Bank: Bank of America NT and SA (Swift ID:BOFAGB22 )

Beneficiary Account Number: GB90 BOFA 1650 5095 687011

Beneficiary: Bank of America NA

Ref: Prologis

Yen

Beneficiary Bank: Bank of America NA (Swift ID: BOFAJPJX)

Beneficiary Account Number: 606495687013

Beneficiary: Bank of America NA

Ref: Prologis

Canadian Dollars

Beneficiary Bank: Bank of America Canada (Swift ID: BOFACATT)

Beneficiary Account Number: 711465090227

Beneficiary: Bank of America NA

Ref: Prologis

Pesos

Correspondent/ Intermediary Bank: Bank of America Mexico (Swift ID: BOFAMXMX)

Beneficiary Bank: Bank of America NT and SA (Swift ID:BOFAGB22)

Beneficiary Account Number: GB97 BOFA 1650 5095 687079

Beneficiary: Bank of America NA

CLABE 106180000960080256

Account No: 96008025

Account Name: Bank of America London

Ref: Prologis

U.S. L/C ISSUER:

Bank of America, N.A.

Trade Operations

1 Fleet Way

Mail Code: PA6-580-02-30

Scranton, Pennsylvania 18507

Phone: (570) 496-9619

Fax: (800) 755-8740

Email: scranton_standby_lc@bofa.com

tradeclientserviceteamus@bofa.com

JPMorgan Chase Bank, N.A.

Prestige Technology Park – 4th Floor

Tech Kodbis, Outer Ring Road

Bengaluru, India

Electronic Mail: las.letter.of.credit@jpmchase.com

U.S. SWING LINE LENDER:

Bank of America, N.A.

BUILDING C
2380 PERFORMANCE DR

RICHARDSON, TX, 75082

Mailcode- TX2-984-03-23

Attention:  Karen Puente

Telephone:  469-201-8912

Telecopier:  214-290-8378

Electronic Mail:  karen.r.puente@bofa.com

Bank of America, NA

Dallas, Texas

ABA# 026009593

Account No. (for Dollars): 1366072250600

Ref:  Prologis, Attn: Wire Clearing Acct for Syn Loans-LIQ

JPMorgan Chase Bank, N.A.

Prestige Technology Park - 4th Floor

Tech Kodbis, Outer Ring Road

Bengaluru, India

Email: na_cpg@jpmorgan.com

Fax: 201-244-3885 and 12012443885@docs.ldsprod.com

EURO FUNDING AGENT:

Euro Funding  Agent’s Office

For Operational Duties (such as Drawdowns, Interest Rate Fixing, Interest / fee calculations and payments)

Address: ING Bank N.V.

Bijlmerdreef  109

Location AME B.04.042

1102 BW Amsterdam

The Netherlands

E-mail: nora.el.maach@ing.com / rick.van.ras@ing.com

Tel: +31 (0)20 57 66938 / +31 (0)20 57 68783

Fax: +31 (0)20 565 82 26

For Non Operational Matters (such as documentation; covenant compliance; amendments &

waivers etc)

Contact: Nora el Maach/ Rick van Ras

Address: ING Bank N.V.

Bijlmerdreef  109

Location AME B.04.042

1102 BW Amsterdam

The Netherlands

E-mail: nora.el.maach@ing.com / rick.van.ras@ing.com

Tel: +31 (0)20 57 66938 / +31 (0)20 57 68783

Fax: +31 (0)20 565 82 26

Account No. (for Dollars):

USD

Beneficiary

Bank Name: ING Bank N.V.

Place: Amsterdam

Swift Code: INGBNL2A

Payment Reference : EXE-GL/ AME B.04.042 /Prologis GLOC 2

Account with institution

Bank Name: JP Morgan Chase Bank

Swift Code: CHASUS33

Account number: 001-1-643293

Account name: ING Bank N.V., Amsterdam

Account No. (for Euro):

EUR

Bank Name: ING Bank N.V.

Place: Amsterdam

SWIFT Code: INGBNL2A

Account number: 65.00.13.905

IBAN: NL05 INGB 0650 0139 05

Account name: ING Bank N.V., Amsterdam

Payment Reference : EXE-GL/ AME B.04.042 /Prologis GLOC 2

Account No. (for Sterling):

GBP

Bank Name: Bank of England

Account number: 10800131

Sort code: 233.789

Account name: ING Bank N.V., Amsterdam

Payment Reference : EXE-GL/ AME B.04.042 /Prologis GLOC 1

Account No. (for Yen):

JPY

Beneficiary Bank:

Swift:  INGBNL2A

A/c No:  653-0432318

Account name:ING Bank N.V., Amsterdam

Correspondent Bank: The Bank of Tokyo – Mitsubitshi

Swift: BOTKJPJT

EURO SWING LINE LENDER:

ING Bank N.V.

Bijlmerdreef  109

Location AME B.04.042

1102 BW Amsterdam

The Netherlands

E-mail: nora.el.maach@ing.com / rick.van.ras@ing.com

Tel: +31 (0)20 57 66938 / +31 (0)20 57 68783

Fax: +31 (0)20 565 82 26

EURO L/C ISSUER:

ING Bank N.V.

For Bankguarantees:

Bankguarantees Department  Midoffice

Location Code DEA 10.067

Street Address	: De Entree 201; 1101 HG Amsterdam, The Netherlands
Mail	: P.O. Box 350, 1000 AJ Amsterdam, The Netherlands

T +31(0)20 563 5600   E bankguaranteesmidoffice@ing.nl

For (Standby)Letters of Credit:

Documentary Trade Department Midoffice

Location Code DEA 10.061

Street Address	: De Entree 201; 1101 HG Amsterdam, The Netherlands
Mail	: P.O. Box 1441, 1000 BK Amsterdam, The Netherlands

T +31(0)20 563 9090   E tfsmidoffice@ing.nl

YEN FUNDING AGENT:

Yen Funding  Agent’s Office

(for payments and Requests for Credit Extensions):

Sumitomo Mitsui Banking Corporation

Yusen-Odenmacho Build.

13-6, Nihonbashi Kodenma-cho

Chuo-ku Tokyo 103-0001, Japan

Attention: Debt Finance Dept. / Masahiko Nakamura

Telephone: 81-3-5640-6725

Telecopier: 81-3-5695-5214

Electronic Mail: Nakamura_Masahiko@dn.smbc.co.jp

Account No. (for Dollars):
Pay to:  Sumitomo Mitsui Banking Corp, NY

ABA Number:     026-009-674

Account Number: 423001

Account Name: SMBC Loan Operations New York

SWIFT Code:       SMBCUS33

Ref: Prologis

Account No. (for Euro):
Deutsche Bank AG, Frankfurt
SWIFT ADDRESS: DEUTDEFF

IBAN: DE30500700100958780910
Account #: 958780910
Account Name: SMBC, NY Branch (SWIFT CODE: SMBCUS33)
Attention: Sumitomo Mitsui Banking Corporation, New York Branch
Ref:  Prologis

Account No. (for Sterling):
SMBC Europe, London
SWIFT ADDRESS:  SMBCGB2L
Account #:  680156Account Name: SMBC, NY Branch (SWIFT CODE: SMBCUS33)
Attention:  Loan Service Department
Ref:  Prologis

Account No. for Yen:

Bank Name: Sumitomo Mitsui Banking Corporation

SWIFT ADDRESS: SMBCJPJT

Branch: Head Office, Account Type: Others

Account Name: Agent Account

Account #: 936020

Ref:  Prologis Account, Attn: Credit Services

YEN L/C ISSUER:

Sumitomo Mitsui Banking Corporation, New York Branch

277 Park Avenue,

New York, NY10172

Attention: Zoraya Gonzalez

Telephone: 1-212-224-4310

Telecopier: 1-212-224-4391

Electronic Mail: Zoraya_Gonzalez@smbcgroup.com

EXHIBIT A-1

FORM OF U.S. COMMITTED LOAN NOTICE

Date:  ___________, _____

To:	Bank of America, N.A., as U.S. Funding Agent

Ladies and Gentlemen:

Please refer to the Second Amended and Restated Global Senior Credit Agreement, dated as of January 16, 2019  (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement”; the terms defined therein being used herein as therein defined), among Prologis, L.P. (the “Company”), certain Affiliate Borrowers from time to time party thereto, the Lenders from time to time party thereto, and Bank of America, N.A., as Global Administrative Agent and various other capacities, and such other Agents named therein.

The jurisdiction of organization or formation, as applicable, of the Borrower listed below is ____________, and the Borrower [is] [is not] a Foreign Borrower with respect to the U.S. Tranche.  The Borrower hereby requests (select one):

☐  A U.S. Committed Borrowing of U.S. Committed Loans.

☐ A conversion or continuation of U.S. Committed Loans that currently are [currency and Type of existing U.S. Committed Loans to be converted or continued][with an Interest Period ending on _______.]

1.On (a Business Day).

2.In the aggregate amount of .

3.Comprised of .
[Type of U.S. Committed Loans requested]

4.In the following currency: ________________________.

5.For Eurocurrency Rate Loans:  with an Interest Period of days/months.

6.For CDOR Rate Loans:  with an Interest Period of days/months.

7.For TIIE Rate Loans:  with an Interest Period of _____ days.

The U.S. Committed Borrowing, if any, requested herein complies with the proviso to the first sentence of Section 2.1 of the Agreement.

U.S. BORROWER:

By:

Name:

Title:

EXHIBIT A-2

FORM OF EURO COMMITTED LOAN NOTICE

Date:  ___________, _____

To:	ING Bank N.V., as Euro Funding Agent

Ladies and Gentlemen:

Please refer to the Second Amended and Restated Global Senior Credit Agreement, dated as of January 16, 2019  (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement”; the terms defined therein being used herein as therein defined), among Prologis, L.P. (the “Company”), certain Affiliate Borrowers from time to time party thereto, the Lenders from time to time party thereto, and Bank of America, N.A., as Global Administrative Agent and various other capacities, and such other Agents named therein.

The jurisdiction of organization or formation, as applicable, of the Borrower listed below is ____________, and the Borrower [is] [is not] a Foreign Borrower with respect to the Euro Tranche. The Borrower listed below hereby requests (select one):

☐  A Euro Committed Borrowing of Euro Committed Loans.

☐  A continuation of Euro Committed Loans.

1.On (a Business Day).

2.In the aggregate amount of .

3.In the following currency: ________________________.

4.Eurocurrency Rate Loans:  with an Interest Period of days/months.

The Euro Committed Borrowing, if any, requested herein complies with the proviso to the first sentence of Section 3.1 of the Agreement.

EURO BORROWER:

By:

Name:

Title:

EXHIBIT A-3

FORM OF YEN COMMITTED LOAN NOTICE

Date:  ___________, _____

To:	Sumitomo Mitsui Banking Corporation, as Yen Funding Agent

Ladies and Gentlemen:

Please refer to the Second Amended and Restated Global Senior Credit Agreement, dated as of January 16, 2019  (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement”; the terms defined therein being used herein as therein defined), among Prologis, L.P. (the “Company”), certain Affiliate Borrowers from time to time party thereto, the Lenders from time to time party thereto, and Bank of America, N.A., as Global Administrative Agent and various other capacities, and such other Agents named therein.

The jurisdiction of organization or formation, as applicable, of the Borrower listed below is ____________, and the Borrower [is] [is not] a Foreign Borrower with respect to the Yen Tranche. The Borrower listed below hereby requests (select one):

☐  A Yen Committed Borrowing of Yen Committed Loans.

☐  A conversion or continuation of Yen Committed Loans that currently are [currency and Type of existing Yen Committed Loans to be converted or continued][with an Interest Period ending on _______.]

1.On (a Business Day).

2.In the aggregate amount of .

3.Comprised of .
[Type of Yen Committed Loans requested]

4.In the following currency: ________________________.

5.For Eurocurrency Rate Loans:  with an Interest Period of days/months.

The Yen Committed Borrowing, if any, requested herein complies with the provisos to the first sentence of Section 4.1 of the Agreement.

YEN BORROWER:

By:

Name:

Title:

EXHIBIT B-1

FORM OF U.S. swing line loan NOTICE

Date:  ___________, _____

To:	[Bank of America, N.A., as a U.S. Swing Line Lender and U.S. Funding Agent]

[JPMorgan Chase Bank, N.A., as a U.S. Swing Line Lender; and Bank of America, N.A., as U.S. Funding Agent]

Ladies and Gentlemen:

Please refer to the Second Amended and Restated Global Senior Credit Agreement, dated as of January 16, 2019 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement”; the terms defined therein being used herein as therein defined), among Prologis, L.P. (the “Company”), certain Affiliate Borrowers from time to time party thereto, the Lenders from time to time party thereto, and Bank of America, N.A., as Global Administrative Agent and various other capacities, and such other Agents named therein.

The undersigned hereby requests a U.S. Swing Line Loan from [Bank of America, N.A.] [JPMorgan Chase Bank, N.A.]:

1.On (a Business Day).

2.In the amount of $ .

The U.S. Swing Line Borrowing requested herein complies with the requirements of the provisos to the first sentence of Section 2.5.1 of the Agreement.

U.S. BORROWER:

By:

Name:

Title:

EXHIBIT B-2

FORM OF EURO swing line loan NOTICE

Date:  ___________, _____

To:	ING Bank N.V., as Euro Swing Line Lender and Euro Funding Agent

Ladies and Gentlemen:

Please refer to the Second Amended and Restated Global Senior Credit Agreement, dated as of January 16, 2019  (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement”; the terms defined therein being used herein as therein defined), among Prologis, L.P. (the “Company”), certain Affiliate Borrowers from time to time party thereto, the Lenders from time to time party thereto, and Bank of America, N.A., as Global Administrative Agent and various other capacities, and such other Agents named therein.

The undersigned hereby requests a Euro Swing Line Loan:

1.On (a Business Day).

2.In the amount of .

3.In the following currency: ☐  Euro or ☐  Sterling.

The Euro Swing Line Borrowing requested herein complies with the requirements of the provisos to the first sentence of Section 3.5.1 of the Agreement.

EURO BORROWER:

By:

Name:

Title:

EXHIBIT C

form of COMPLIANCE CERTIFICATE

Financial Statement Date: _____________, _____

To:	Bank of America, N.A., as Global Administrative Agent

Ladies and Gentlemen:

Please refer to the Second Amended and Restated Global Senior Credit Agreement, dated as of January 16, 2019 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement”; the terms defined therein being used herein as therein defined), among Prologis, L.P. (“Prologis”), certain Affiliate Borrowers from time to time party thereto, the Lenders from time to time party thereto, and Bank of America, N.A., as Global Administrative Agent and various other capacities, and such other Agents named therein.

The undersigned Responsible Officer hereby certifies as of the date hereof that he/she is the ______________________________________ of General Partner, and that, as such, he/she is authorized to execute and deliver this Certificate to Global Administrative Agent on the behalf of General Partner,[ for itself and] as general partner of Prologis, and that: [Use bracketed language if a General Partner Guaranty is in effect pursuant to Section 10.13 of the Agreement]

[Use following paragraph 1 for fiscal year-end financial statements]

1.Attached hereto as Schedule 1-A are the year-end audited financial statements required by Section 10.1(a)(i) of the Agreement for the fiscal year of Prologis ended as of the Financial Statement Date, together with the report and opinion of an independent certified public accountant required by such section. [Add following sentence if a General Partner Guaranty is in effect pursuant to Section 10.13 of the Agreement.] [Attached hereto as Schedule 1-B are the year-end audited financial statements required by Section 10.1(a)(ii) of the Agreement for the fiscal year of General Partner ended as of the Financial Statement Date, together with the report and opinion of an independent certified public accountant required by such section.]

[Use following paragraph 1 for fiscal quarter-end financial statements]

1.Attached hereto as Schedule 1-A are the unaudited financial statements required by Section 10.1(b)(i) of the Agreement for the fiscal quarter of Prologis ended as of the Financial Statement Date.  Such financial statements fairly present the financial condition, results of operations, equity and cash flows of Prologis and its Consolidated Subsidiaries in all material respects in accordance with GAAP as at the Financial Statement Date and for the period then ending, subject only to normal year-end audit adjustments and the absence of footnotes. [Add following two sentences if a General Partner Guaranty is in effect pursuant to Section 10.13 of the Agreement.] [Attached hereto as Schedule 1-B are the unaudited financial statements required by Section 10.1(b)(ii) of the Agreement for the fiscal quarter of General Partner ended as of the Financial Statement Date.  Such financial statements fairly present the financial condition, results of operations, equity and cash flows of General Partner and its Consolidated Subsidiaries in all material respects in accordance with GAAP as at the Financial Statement Date and for the period then ending, subject only to normal year-end audit adjustments and the absence of footnotes.]

2.The undersigned has reviewed and is familiar with the terms of the Agreement and has made, or has caused to be made under his/her supervision, a detailed review of the condition (financial or otherwise) of the

Companies as of the Financial Statement Date and for the accounting period then ended with the purpose of determining whether the Companies were in compliance with the Agreement as of the Financial Statement Date, and

[select one:]

[to the best knowledge of the undersigned, no Default existed on such date.]

--or--

[the following is a list of Defaults that, to the best knowledge of the undersigned, existed on such date, together with a description of the nature and status of each such Default:]

3.The financial covenant analyses and information set forth on Schedule 2 attached hereto are true and accurate on and as of the date of this Certificate.

4.[Prologis has satisfied the Sustainability Metric Percentage for the fiscal year ended December 31, 20___, and Prologis hereby elects to apply the reduction in the Applicable Margin as set forth in the definition of Applicable Margin. Attached hereto on Schedule 4 is a calculation of the Sustainability Metric Percentage.]

IN WITNESS WHEREOF, the undersigned has executed this Certificate as of , .

PROLOGIS, L.P.

By: ProLogis, Inc., General Partner

By:

Name:

Title:

[Add following signature block if a General Partner Guaranty is in effect pursuant to Section 10.13 of the Agreement.]

[PROLOGIS, INC.

By:

Name:

Title:]

For the Quarter/Year ended ___________________(“Statement Date”)

SCHEDULE 1-A
to the Compliance Certificate

Financial Statements

[SCHEDULE 1-B
to the Compliance Certificate

Financial Statements]

[if applicable]

For the Quarter/Year ended ___________________(“Statement Date”)

SCHEDULE 2
to the Compliance Certificate ($ in 000’s)

The following covenant computations, together with the supporting schedules attached hereto, are true and correct:

a.Consolidated Leverage Ratio.

Indebtedness of the Companies[17]		$(1)
Total Asset Value[18]		$(2)
Ratio of (1) to (2)
Permitted Maximum	0.60 to 1.00[19]

b.Fixed Charge Coverage Ratio. 20

Adjusted EBITDA		$(1)
Capital Expenditures		$(2)
Subtotal (1) - (2)		$(3)
Debt Service		$(4)
Preferred Dividends		$(5)
Subtotal (4) + (5)		$(6)
Ratio of (3) to (6)
Required Minimum	1.50 to 1.00

c.Unencumbered Debt Service Coverage Ratio.21

NOI of Unencumbered Properties (see Schedule 3)[22]	$(1)

[17]

Adjusted by deducting therefrom an amount equal to the lesser of (i) total Indebtedness of the Companies that by its terms is scheduled to mature on or before the date that is 24 months from the date of calculation and (ii) Unrestricted Cash of the Companies.

[18]	Adjusted by deducting therefrom the amount by which total Indebtedness is adjusted.
[19]

As of the last day of the four fiscal quarters immediately following any acquisition of real property or a portfolio of assets or businesses, such ratio may exceed 0.60 to 1.0 so long as it does not exceed 0.65 to 1.00.

[20]	Calculated for the four fiscal quarters ending on the date of determination.

[21]	Calculated for the four fiscal quarters ending on the date of determination.

[22]	Not subject to any Lien (other than Permitted Liens).

Management fees of the Companies less related expenses [23]		$(2)
Allowed Unconsolidated Affiliate Earnings[24]		$(3)
Subtotal of (1) + (2) + (3)		$(4)
Less the amount by which (2) + (3) exceeds 40% of (4)		$(5)
Unencumbered NOI (Subtotal of (4) – (5))		$(6)
Unencumbered Capital Expenditures[25]		$(7)
Subtotal (6) - (7)		$(8)
Unencumbered Debt Service		$(9)
Ratio of (8) to (9)
Required Minimum	1.50 to 1.00

d.Secured Indebtedness.

Secured Debt of the Companies	$

Total Asset Value	$

Percentage of Secured Debt over Total Asset Value	%

Maximum Permitted	40%

e.Restricted Payments of Prologis.

Funds from Operations of Prologis	$(1)
95% of (1)	$(2)
Amount of Restricted Payments required to be paid in order for General Partner to eliminate its REIT taxable income and/or to maintain its status as a REIT	$(3)
Permitted Maximum (greater of (2) and (3))	$(4)[26]
Aggregate cash dividends and other cash distributions	$___________(not to exceed (4) if an Event of Default exists)

[23]	Not subject to any Lien (other than Permitted Liens).

[24]	Not subject to any Lien (other than Permitted Liens).

[25]	Except for Unencumbered Properties where the tenant is responsible for capital expenditures.

[26]	Excluding Restricted Payments otherwise permitted by Section 11.3 of the Agreement.

f.Restricted Payments of any Consolidated Subsidiary that is a real estate investment trust.

Funds from Operations of such Consolidated Subsidiary	$(1)
95% of (1)	$(2)
Amount of Restricted Payments required to be paid in order for such Consolidated Subsidiary to eliminate its REIT taxable income and/or to maintain its status as a REIT	$(3)
Permitted Maximum (greater of (2) and (3))	$(4)[27]
Aggregate cash dividends and other cash distributions	$___________(not to exceed (4) if an Event of Default exists)

[27]	Excluding Restricted Payments otherwise permitted by Section 11.3 of the Agreement.

Date:

For the Quarter/Year ended ___________________(“Statement Date”)

SCHEDULE 3
to the Compliance Certificate ($ in 000’s)

Detailed Calculation of NOI of Unencumbered Properties

For the Quarter/Year ended ___________________(“Statement Date”)

SCHEDULE 4
Sustainability Metric Percentage Calculation

EXHIBIT D

ASSIGNMENT AND ASSUMPTION

This Assignment and Assumption (this “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between [Insert name of Assignor] (the “Assignor”) and [Insert name of Assignee] (the “Assignee”).  Capitalized terms used but not defined herein shall have the respective meanings given to them in the Agreement (as defined below), receipt of a copy of which is hereby acknowledged by the Assignee.  The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.

For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Agreement, as of the Effective Date inserted by the applicable Funding Agent as contemplated below, (i) all of the Assignor’s rights and obligations as a Lender under the Agreement and any document or instrument delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of the Assignor under the respective Tranches identified below (including, without limitation, the Letters of Credit and the Swing Line Loans included in such facilities28) and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and other rights of the Assignor (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned pursuant to clauses (i) and (ii) above being referred to herein collectively as the “Assigned Interest”).  Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by the Assignor.

1.Assignor:______________________________

2.	Assignee:______________________________ [and is an Affiliate of [identify Lender]29]

3.Borrower(s):______________________________

4.	Global Administrative Agent: Bank of America, N.A., as the global administrative agent under the Agreement

5.	Applicable Funding Agent:

6.Agreement: Second Amended and Restated Global Senior Credit Agreement, dated as of January 16, 2019 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement;” the terms defined therein being used herein as therein defined), among Prologis, L.P. (the “Company”), certain Affiliate Borrowers from time to time party thereto, the Lenders from time to time party thereto, Bank of America, N.A., as Global Administrative Agent, U.S. Funding Agent, a U.S. Swing Line Lender, and a U.S. L/C Issuer, ING Bank N.V., as Euro Funding Agent and Euro Swing Line Lender, and Sumitomo Mitsui Banking Corporation, as Yen Funding Agent and a Yen L/C Issuer.

7.	Assigned Interest:

Tranche Assigned	Aggregate Amount of Commitment/Loans for all APPLICABLE TRANCHE Lenders	Amount of Commitment/LOANS	CUSIP Number

	$________________	$________________
	$________________	$________________
	$________________	$________________

[8.Trade Date:__________________]30

9.Qualifications.  Annex 2 attached hereto sets forth the specific qualifications of the Assignee.

Effective Date: __________________, 20__ [TO BE INSERTED BY THE APPLICABLE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.]

The terms set forth in this Assignment and Assumption are hereby agreed to:

ASSIGNOR

[NAME OF ASSIGNOR]

By:

Name:

Title:

ASSIGNEE

[NAME OF ASSIGNEE]

By:

Name:

Title:

[Consented to and]31 Accepted:

By:

Name:

Title:

[28]	Include all applicable subfacilities.
[29]	Select as applicable.
[30]	To be completed if the Assignor and the Assignee intend that the minimum assignment amount is to be determined as of the Trade Date.

[31]	To be added only if the consent of the applicable Agent is required by the terms of the Credit Agreement.

[Consented to:]32

By:

Name:

Title:

[Consented to:]33

PROLOGIS, L.P.

By:Prologis, Inc., General Partner

By:

Name:

Title:

[32]	To be added only if the consent of Swing Line Lenders, L/C Issuers or Fronting Lenders is required by the terms of the Credit Agreement.
[33]	To be added only if the consent of the Company is required by the terms of the Credit Agreement.

ANNEX 1 TO ASSIGNMENT AND ASSUMPTION

PROLOGIS SECOND AMENDED AND RESTATED GLOBAL SENIOR CREDIT AGREEMENT

STANDARD TERMS AND CONDITIONS FOR

ASSIGNMENT AND ASSUMPTION

1.Representations and Warranties.

1.1.Assignor.  The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of the Company, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by the Company, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document.

1.2.Assignee.  The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Agreement, (ii) it meets all requirements of an Eligible Qualified Institution under the Agreement (subject to receipt of such consents as may be required under the Agreement), (iii) from and after the Effective Date, it shall be bound by the provisions of the Agreement as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it has received a copy of the Agreement, together with copies of the most recent financial statements delivered pursuant to Section 10.1 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase the Assigned Interest on the basis of which it has made such analysis and decision independently and without reliance on any Agent or any other Lender, and (v) if it is a Foreign Lender, attached hereto is any documentation required to be delivered by it pursuant to the terms of the Agreement, duly completed and executed by the Assignee; and (b) agrees that (i) it will, independently and without reliance on any Agents, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

1.3ERISA.

(a)The Assignee (x) represents and warrants, as of the Effective Date, to, and (y) covenants, from the Effective Date to the date such Person ceases being a Lender party to the Agreement, for the benefit of the Agents and not, for the avoidance of doubt, to or for the benefit of Borrowers or any other Loan Party, that at least one of the following is and will be true:

(i) such Assignee is not using “plan assets” (within the meaning of Section 3(42) of ERISA or otherwise) of one or more Benefit Plans in connection with such Assignee’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments, or the Agreement,

(ii) the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Assignee’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and the Agreement and acquisition and holding of the Assigned Interest,

(iii) (A) such Assignee is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Assignee to enter into, participate in, administer and perform the Loans, the Letters of Credit, the Commitments and the Agreement and acquire and hold the Assigned Interest, (C) the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and the Agreement and the acquisition and holding of the Assigned Interest satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Assignee, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Assignee’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and the Agreement and acquisition and holding of the Assigned Interest, or

(iv) such other representation, warranty and covenant as may be agreed in writing between the Assignor, in its sole discretion, the Global Administrative Agent, in its sole discretion, and such Assignee.

(b)In addition, unless either (1) sub-clause (i) in the immediately preceding clause (a) is true with respect to an Assignee or (2) such Assignee has provided another representation, warranty and covenant as provided in sub-clause (iv) in the immediately preceding clause (a), such Assignee further (x) represents and warrants, as of the Effective Date, to, and (y) covenants, from the Effective Date to the date such Person ceases being a Lender party to the Agreement, for the benefit of, Global Administrative Agent and not, for the avoidance of doubt, to or for the benefit of Borrowers or any other Loan Party, that Global Administrative Agent is not a fiduciary with respect to the assets of such Assignee involved in such Assignee’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and the Agreement (including in connection with the reservation of exercise of any rights by Global Administrative Agent under the Agreement, any Loan Document or any documents related hereto or thereto).

2.Sanctions.  The Assignee (a) certifies to each Loan Party that it is not a Sanctioned Person and (b) agrees that if at any time it becomes a Sanctioned Person, it will promptly notify Prologis and Global Administrative Agent.

3.Payments.  From and after the Effective Date, the applicable Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to but excluding the Effective Date and to the Assignee for amounts which have accrued from and after the Effective Date.

4.General Provisions.  This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns.  This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument.  Delivery of an executed counterpart of a signature page of this Assignment and Assumption by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption.  This Assignment and Assumption shall be governed by, and construed in accordance with, the law of the State of New York.

ANNEX 2 TO ASSIGNMENT AND ASSUMPTION

PROLOGIS SECOND AMENDED AND RESTATED GLOBAL SENIOR CREDIT AGREEMENT

I. Alternative Currency Qualifications (complete for each assigned Tranche):

1.  Assignee represents and warrants to U.S. Funding Agent that it can provide U.S. Committed Loans in each of the following Alternative Currencies marked as “Available” under the U.S. Tranche:

Canadian Dollars	Euro	Sterling	Yen	Peso
Available / Not Available	Available / Not Available	Available / Not Available	Available / Not Available	Available / Not Available

2.  Assignee represents and warrants to Euro Funding Agent that it can provide Euro Committed Loans in each of the following Alternative Currencies marked as “Available” under the Euro Tranche:

Dollars	Sterling	Yen
Available / Not Available	Available / Not Available	Available / Not Available

3.  Assignee represents and warrants to Yen Funding Agent that it can provide Yen Committed Loans in each of the following Alternative Currencies marked as “Available” under the Yen Tranche:

Dollars	Euro	Sterling
Available / Not Available	Available / Not Available	Available / Not Available

II.  Foreign Borrower Qualifications (complete for each assigned Tranche):

1.  Assignee represents and warrants to U.S. Funding Agent that it can provide U.S. Committed Loans in each of the following jurisdictions marked as “Available” under the U.S. Tranche without the imposition of any withholding tax:

The Netherlands	Japan
Available / Not Available	Available / Not Available

2.  Assignee represents and warrants to Euro Funding Agent that it can provide Euro Committed Loans in each of the following jurisdictions marked as “Available” under the Euro Tranche without the imposition of any withholding tax:

United States	Japan
Available / Not Available	Available / Not Available

3.  Assignee represents and warrants to Yen Funding Agent that it can provide Yen Committed Loans in each of the following jurisdictions marked as “Available” under the Yen Tranche without the imposition of any withholding tax:

United States	The Netherlands
Available / Not Available	Available / Not Available

III.  Yen Lender Representation Regarding ABR Rate Loans:

[select one:]

[1.  Assignee represents and warrants to Yen Funding Agent that it is an institution from which a Borrower may borrow ABR Rate Loans under the Yen Tranche.]

[1.  Assignee represents and warrants to Yen Funding Agent that it is not an institution from which a Borrower may borrow ABR Rate Loans under the Yen Tranche.]

IV.Non-Qualified Japan Lender:

[select one:]

[1.  Assignee represents and warrants to the applicable Funding Agents that it is a Non-Qualified Japan Lender.]

[1.  Assignee represents and warrants to the applicable Funding Agents that it is Not a Non-Qualified Japan Lender.]

EXHIBIT E

FORM OF supplemental addendum

Date:  ___________, _____

To:	The Lender under the Supplemental Tranche (as defined below)

Ladies and Gentlemen:

Please refer to the Second Amended and Restated Global Senior Credit Agreement, dated as of January 16, 2019 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement”; the terms defined therein being used herein as therein defined), among Prologis, L.P. (the “Company”), certain

Affiliate Borrowers from time to time party thereto, the Lenders from time to time party thereto, and Bank of America, N.A., as Global Administrative Agent and various other capacities, and such other Agents named therein.

Pursuant to Section 6.14 of the Agreement, Prologis hereby requests a Supplemental Tranche (the “Supplemental Tranche”) on the terms and conditions set forth below:

1.	A Supplemental Tranche with aggregate commitments from the Supplemental Lender in Foreign Equivalent amount of $_____________.

2.The Primary Currency of such Supplemental Tranche shall be _____________.

3.The Alternative Currencies with respect to such Supplemental Tranche shall be ______________.

4.The Supplemental Tranche shall have the following subfacilities:

☐  A Supplemental Letter of Credit subfacility in the maximum amount of $______________.

☐  A Supplemental Swing Line subfacility in the maximum amount of $______________.

5.The Facility Fee for such Supplemental Tranche shall be %.

6.Such Supplemental Tranche shall be repaid as follows: .

7.	Pursuant to Section 6.1, the minimum amount for Borrowings and repayments of such Supplemental Tranche shall be as follows: .

8.	Pursuant to Section 6.2, the minimum amount for termination and reductions of such Supplemental Tranche shall be as follows: .

9.Pursuant to Section 6.4,  such Supplemental Tranche shall bear interest at follows:

________________________________________________________________________.

10.

The definitions listed on Annex A part 1 hereto shall have the following meanings for purposes of this Supplemental Tranche, and the definitions under Annex A part 2 are hereby amended in their entirety for the purpose of this Supplemental Tranche.

11.The proposed Borrowers of the Supplemental Tranche are: _______________________________.

12.The Supplemental Primary Location of each Supplemental Borrower is: ______________________.

13.Prologis confirms that the conditions set forth in Sections 6.13, if applicable, and 6.14 have been satisfied.

THIS SUPPLEMENTAL ADDENDUM SHALL CONSTITUTE A LOAN DOCUMENT UNDER THE CREDIT AGREEMENT AND SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Addendum to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

PROLOGIS, L.P.

By:Prologis, Inc., General Partner

By:

Name:

Title:

ANNEX A

DEFINED TERMS

Part 1 (delete from this Addendum any terms not defined in this Addendum):

“Supplemental Aggregate Commitments” means .

“Supplemental Borrowers” means .

“Supplemental Commitments” means .

“Supplemental Committed Borrowing” means .

“Supplemental Committed Loan” means .

“Supplemental Committed Loan Notice” means .

“Supplemental Funding Agent” means .

“Supplemental Funding Agent’s Office” means .

“Supplemental L/C Obligations” means .

“Supplemental Lenders” means .

“Supplemental Letter of Credit Fee” means .

“Supplemental Letters of Credit” means .

“Supplemental Letters of Credit Issuer” means .

“Supplemental Letter of Credit Sublimit” means .

“Supplemental Loans” means .

“Supplemental Note” means .

“Supplemental Outstanding Amount” means .

“Supplemental Rate Loan” means .

“Supplemental Required Lenders” means .

“Supplemental Swing Line Borrowing” means .

“Supplemental Swing Line Lender” means .

“Supplemental Swing Line Loans” means .

Part 2 (delete from this Addendum any terms not amended):

“Applicable Tranche Percentage” means: (e)

“Eurocurrency Rate” means, for any Interest Period with respect to: (e)

“Interest Payment Date” means (d)

EXHIBIT F

FORM OF BORROWER ACCESSION AGREEMENT

Date:  ___________, _____

To:, as    Funding Agent

Please refer to the Second Amended and Restated Global Senior Credit Agreement, dated as of January 16, 2019 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”; the terms defined therein being used herein as therein defined), among Prologis, L.P. (the “Company”), certain Affiliate Borrowers from time to time party thereto, the Lenders from time to time party thereto, and Bank of America, N.A., as Global Administrative Agent and various other capacities, and such other Agents named therein.

The Company and [_________________] (“Eligible Affiliate”) agree as follows:

1.	The terms defined in the Credit Agreement shall, unless otherwise defined herein, have the same meanings in this Borrower Accession Agreement (this “Agreement”).

2.

Subject to satisfaction of the conditions precedent set forth in Section 6.11 of the Credit Agreement, Eligible Affiliate shall become an Affiliate Borrower under the [____________________] Tranche(s).

3.	Eligible Affiliate is a [type of entity] duly organized under the laws of [name of relevant jurisdiction].

4.	Eligible Affiliate confirms that it has received from the Company a true and up-to-date copy of the Credit Agreement.

5.

Eligible Affiliate undertakes, upon its becoming a Borrower, to perform all the obligations expressed to be undertaken under the Credit Agreement by an Affiliate Borrower and agrees that it shall be bound by the Credit Agreement in all respects as if it had been an original party thereto as an Affiliate Borrower.

6.	Prologis:

(a)

confirms that the representations and warranties of a continuing nature contained in the Credit Agreement are true and correct in all material respects, with the same force and effect as though made on the date hereof (unless they speak to a different date or are based on facts which have changed by transactions contemplated or permitted by the Credit Agreement); and

(b)	confirms that no Default or Event of Default is continuing or would occur as a result of Eligible Affiliate becoming an Affiliate Borrower.

7.	Eligible Affiliate makes the representations and warranties set out in Article IX of the Credit Agreement (to the extent applicable thereto).

8.	Administrative details for Eligible Affiliate are as follows:

Address:

Fax No.:

9.	This Agreement shall be governed by New York law.

[10.

Eligible Affiliate is a Short Term Affiliate Borrower and agrees to assume [EUR/$/other currency] of the principal amount of the outstanding [Tranche] Loans to [Name of Borrower that has debt that will be assumed by Eligible Affiliate] consisting of [_______] Loans [with an Interest Period ending on

_________], which principal amount shall be paid within thirty (30) days after the date of the effectiveness hereof.]

PROLOGIS, L.P.

By:Prologis, Inc., General Partner

By:

Name:

Title:

[NEW AFFILIATE BORROWER]

By:

Name:

Title:

EXHIBIT G

JOINDER AGREEMENT

Please refer to the Second Amended and Restated Global Senior Credit Agreement, dated as of January 16, 2019 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement”; the terms defined therein being used herein as therein defined), among Prologis, L.P. (the “Company”), certain Affiliate Borrowers from time to time party thereto, the Lenders from time to time party thereto, and Bank of America, N.A., as Global Administrative Agent and various other capacities, and such other Agents named therein.

Pursuant to Section 6.13 of the Agreement, the undersigned hereby agrees that it shall be a party to the Agreement as a “Subsequent Lender” under the [         ] Tranche(s) ([each an/the] “Applicable Tranche”) and shall have the rights and obligations of a Lender under the Loan Documents.

The undersigned (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Joinder Agreement and to consummate the transactions contemplated hereby and to become a Subsequent Lender under the Agreement, (ii) it meets all requirements of Lender under the Agreement (subject to receipt of such consents as may be required under the Agreement) and under [each/the] Applicable Tranche, (iii) it has received a copy of the Agreement, together with copies of the most recent financial statements delivered pursuant to Section 10.1 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Joinder Agreement on the basis of which it has made such analysis and decision independently and without reliance on Global Administrative Agent or any other Lender, and (iv) if it is a Foreign Lender, attached hereto is any documentation required to be delivered by it pursuant to the terms of the Agreement, duly completed and executed by the undersigned; and (b) agrees that (i) it will, independently and without reliance on Global Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

The undersigned (a) represents and warrants, as of the date hereof, to, and (b) covenants, from the date hereof to the date such Person ceases being a Lender party to the Agreement, for the benefit of the Agents and not, for the avoidance of doubt, to or for the benefit of Borrowers or any other Loan Party, that at least one of the following is and will be true:

(i) the undersigned is not using “plan assets” (within the meaning of Section 3(42) of ERISA or otherwise) of one or more Benefit Plans in connection with the undersigned’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments, or the Agreement,

(ii) the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to the undersigned’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and the Agreement,

(iii) (A) the undersigned is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of the undersigned to enter into, participate in, administer and perform the Loans, the Letters of Credit, the Commitments and the Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and the Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of the undersigned, the requirements of subsection

(a) of Part I of PTE 84-14 are satisfied with respect to the undersigned’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and the Agreement, or

(iv) such other representation, warranty and covenant as may be agreed in writing between the Global Administrative Agent, in its sole discretion, and the undersigned.

In addition, unless either (1) sub-clause (i) in the immediately preceding paragraph is true with respect to the undersigned or (2) the undersigned has provided another representation, warranty and covenant as provided in sub-clause (iv) in the immediately preceding clause (a), the undersigned further (x) represents and warrants, as of the date hereof, to, and (y) covenants, from the date hereof to the date such Person ceases being a Lender party to the Agreement, for the benefit of, Global Administrative Agent and not, for the avoidance of doubt, to or for the benefit of Borrowers or any other Loan Party, that Global Administrative Agent is not a fiduciary with respect to the assets of the undersigned involved in the undersigned’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and the Agreement (including in connection with the reservation of exercise of any rights by Global Administrative Agent under the Agreement, any Loan Document or any documents related hereto or thereto).

The undersigned (a) certifies to each Loan Party that it is not a Sanctioned Person and (b) agrees that if at any time it becomes a Sanctioned Person, it will promptly notify Prologis and Global Administrative Agent

This Joinder Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns.  This Joinder Agreement may be executed in any number of counterparts, which together shall constitute one instrument.  Delivery of an executed counterpart of a signature page of this Joinder Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Joinder Agreement.  This Joinder Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

[Signature Page Follows.]

IN WITNESS WHEREOF, the undersigned has executed this Joinder Agreement as of the ______ day of __________, 20____.

SUBSEQUENT LENDER

[NAME OF SUBSEQUENT LENDER]

By: _____________________________

Name:

Title:

EXHIBIT H

INCREASE CERTIFICATE

Please refer to the Second Amended and Restated Global Senior Credit Agreement, dated as of January 16, 2019 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement”; the terms defined therein being used herein as therein defined), among Prologis, L.P. (the “Company”), certain Affiliate Borrowers from time to time party thereto, the Lenders from time to time party thereto, and Bank of America, N.A., as Global Administrative Agent and various other capacities, and such other Agents named therein.

Pursuant to Section 6.13 of the Agreement, the undersigned hereby agrees and consents to an increase in its [] Commitment.  After giving effect to such increase, the [        ] Commitment of the undersigned will equal $_____________.

This Increase Certificate shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns.  This Increase Certificate may be executed in any number of counterparts, which together shall constitute one instrument.  Delivery of an executed counterpart of a signature page of this Increase Certificate by telecopy shall be effective as delivery of a manually executed counterpart of this Increase Certificate.  This Increase Certificate shall be governed by, and construed in accordance with, the laws of the State of New York.

[Signature Page Follows.]

IN WITNESS WHEREOF, the undersigned has executed this Increase Certificate as of the ______ day of __________, 20____.

INCREASING LENDER

[NAME OF INCREASING LENDER]

By: _____________________________

Name:

Title:

EXHIBIT J-1

FORM OF EURO BID REQUEST

To:ING Bank N.V., as Euro Funding Agent

Ladies and Gentlemen:

Please refer to the Second Amended and Restated Global Senior Credit Agreement, dated as of January 16, 2019 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement”; the terms defined therein being used herein as therein defined), among Prologis, L.P. (the “Company”), certain Affiliate Borrowers from time to time party thereto, the Lenders from time to time party thereto, Bank of America, N.A., as Global Administrative Agent and in various other capacities, and the other Agents named therein.

The Euro Lenders are invited to make Euro Bid Loans:

1.	On (a Business Day).
2.	In an aggregate amount not exceeding EUR (with any sublimit set forth below).
3.	Comprised of (select one):

☐  Bid Loans based on an Absolute Rate☐  Bid Loans based on Eurocurrency [Base] Rate

Bid Loan No.	Interest Period requested	Maximum principal amount requested
1	_______days/mos	EUR
2	_______days/mos	EUR
3	_______days/mos	EUR

The Euro Bid Borrowing requested herein complies with the requirements of the proviso to the first sentence of Section 3.7.1 of the Agreement.

Borrower authorizes Euro Funding Agent to deliver this Euro Bid Request to the Euro Lenders.  Responses by the Euro Lenders must be in substantially the form of Exhibit K-1 to the Agreement and must be received by Euro Funding Agent by the time specified in Section 3.7 of the Agreement for submitting Euro Competitive Bids.

[EURO BORROWER]

By:	Name: Title:

EXHIBIT J-2

FORM OF U.S. BID REQUEST

To:Bank of America, N.A., as U.S. Funding Agent

Ladies and Gentlemen:

Please refer to the Second Amended and Restated Global Senior Credit Agreement, dated as of January 16, 2019 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement”; the terms defined therein being used herein as therein defined), among Prologis, L.P. (the “Company”), certain Affiliate Borrowers from time to time party thereto, the Lenders from time to time party thereto, Bank of America, N.A., as Global Administrative Agent and in various other capacities, and the other Agents named therein.

The U.S. Lenders are invited to make U.S. Bid Loans:

1.	On (a Business Day).
2.	In an aggregate amount not exceeding $ (with any sublimit set forth below).
3.	Comprised of (select one):

☐  Bid Loans based on an Absolute Rate☐  Bid Loans based on Eurocurrency [Base] Rate

Bid Loan No.	Interest Period requested	Maximum principal amount requested
1	_______days/mos	$
2	_______days/mos	$
3	_______days/mos	$

The U.S. Bid Borrowing requested herein complies with the requirements of the proviso to the first sentence of Section 2.7.1 of the Agreement.

Borrower authorizes U.S. Funding Agent to deliver this U.S. Bid Request to the U.S. Lenders.  Responses by the U.S. Lenders must be in substantially the form of Exhibit K-2 to the Agreement and must be received by U.S. Funding Agent by the time specified in Section 2.7 of the Agreement for submitting U.S. Competitive Bids.

[U.S. BORROWER]

By:	Name: Title:

EXHIBIT K-1

FORM OF EURO COMPETITIVE BID

__________, ____

To:	ING Bank N.V., as Euro Funding Agent

Ladies and Gentlemen:

Please refer to the Second Amended and Restated Global Senior Credit Agreement, dated as of January 16, 2019 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement”; the terms defined therein being used herein as therein defined), among Prologis, L.P. (the “Company”), certain Affiliate Borrowers from time to time party thereto, the Lenders from time to time party thereto, Bank of America, N.A., as Global Administrative Agent and in various other capacities, and the other Agents named therein.

In response to the Euro Bid Request dated	, ____, the undersigned offers to make the following Euro Bid Loan(s):
1.	Borrowing date: (a Business Day).
2.	In an aggregate amount not exceeding EUR___________________ (with any sublimit set forth below).
3.	Comprised of:

Bid Loan No.	Interest Period offered	Bid Maximum	Absolute Rate Bid or Eurocurrency Margin Bid[34]*
1	_______days/mos	EUR	(- +) _______%
2	_______days/mos	EUR	(- +) _______%
3	_______days/mos	EUR	(- +) _______%

[34]	* Expressed in multiples of 1/100th of a basis point.

Contact Person:   Telephone:

[EURO LENDER]

By:	Name: Title:

******************************************************************************

THIS SECTION IS TO BE COMPLETED BY THE APPLICABLE BORROWER IF IT WISHES TO ACCEPT ANY OFFERS CONTAINED IN THIS COMPETITIVE BID:

The offers made above are hereby accepted in the amounts set forth below:

Bid Loan No.	Principal Amount Accepted
EUR
EUR
EUR

[EURO BORROWER]

By:	Name: Title:

Date:

EXHIBIT K-2

FORM OF U.S. COMPETITIVE BID

__________, ____

To:	Bank of America, N.A., as U.S. Funding Agent

Ladies and Gentlemen:

Please refer to the Second Amended and Restated Global Senior Credit Agreement, dated as of January 16, 2019 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement”; the terms defined therein being used herein as therein defined), among Prologis, L.P. (the “Company”), certain Affiliate Borrowers from time to time party thereto, the Lenders from time to time party thereto, Bank of America, N.A., as Global Administrative Agent and in various other capacities, and the other Agents named therein.

In response to the U.S. Bid Request dated	, ____, the undersigned offers to make the following U.S. Bid Loan(s):
1.	Borrowing date: (a Business Day).
2.	In an aggregate amount not exceeding $___________________ (with any sublimit set forth below).
3.	Comprised of:

Bid Loan No.	Interest Period offered	Bid Maximum	Absolute Rate Bid or Eurocurrency Margin Bid[35]*
1	_______days/mos	$	(- +) _______%
2	_______days/mos	$	(- +) _______%
3	_______days/mos	$	(- +) _______%

[35]	* Expressed in multiples of 1/100th of a basis point.

Contact Person:   Telephone:

[U.S. LENDER]

By:	Name: Title:

******************************************************************************

THIS SECTION IS TO BE COMPLETED BY THE APPLICABLE BORROWER IF IT WISHES TO ACCEPT ANY OFFERS CONTAINED IN THIS COMPETITIVE BID:

The offers made above are hereby accepted in the amounts set forth below:

Bid Loan No.	Principal Amount Accepted
$
$
$

[U.S. BORROWER]

By:	Name: Title:

Date: